UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/19

Item 1.	Reports to Stockholders.

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

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Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended October 31, 2019, the U.S. economy continued to grow, but at a more moderate pace mainly due to concerns about trade and geopolitical stress. The U.S. Federal Reserve (Fed) raised the federal funds rate by 0.25% at its December 2018 meeting, increasing the rate from 2.25% to 2.50%, but lowered it by 0.25% at each of its July, September and October 2019 meetings, resulting in a rate of 1.75% by period-end. The Fed cited muted inflation pressures and the potential effects of global trade tensions on economic growth as rationale for easing the rate. The 10-year U.S. Treasury yield began the period at 3.15% and decreased to 1.69% at period-end.

In this environment, the prices of U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), rose 12.02% (the index increasing from 2,711.74 to 3,037.56).1,2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Index), posted a +11.51% total return (an index increase from 1,997.76 to 2,227.69), which includes reinvestment of interest.3

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Investors Securities Trust’s annual report, covering Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of October 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Copyright © 2019, S&P Dow Jones Indices LLC. All rights reserved.

2. Source: Morningstar. The changes in index prices shown for the S&P 500 do not include reinvestments of income and distributions, which are included in their total returns, which were: S&P 500 +14.33% (index total return resulting in an increase from 5,369.49 to 6,138.73).

3. Sources: Morningstar and Bloomberg Barclays Indices. For the Bloomberg Index, only total return as shown is available, not price change without the inclusion of reinvested income and distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

ANNUAL REPORT

Economic and Market Overview

The U.S. economy expanded during the 12 months ended October 31, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter before moderating in the second quarter. However, the economy grew faster in the third quarter, aided by consumer spending, housing investment, government spending, inventory investment and exports. The manufacturing sector expanded during most of the period, but contracted in the last three consecutive months. The services sector continued to expand during the period. The unemployment rate decreased from 3.8% in October 2018 to 3.6% at period-end.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.5% in October 2018 to 1.8% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its December 2018 meeting, to 2.25%–2.50%. However, at its July 2019 meeting, the Fed lowered the federal funds target rate range for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated. The Fed further lowered the federal funds target rate range by 0.25% at its September and October meetings, to 1.50%–1.75%, reiterating the rationale cited in the July meeting.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period. The yield rose to multi-year highs in late 2018, but fell to multi-year lows in 2019’s third quarter before recovering partially in October. U.S. political uncertainties (including the impeachment inquiry into President Donald Trump), geopolitical tensions in certain regions, U.S. trade disputes with China and other trading partners, slower domestic and global economic growth, and the Fed’s more accommodative monetary policy stance weighed on the Treasury yield at certain points during the period. However, several better-than-expected U.S. economic reports and periods of optimism about a potential U.S.-China trade agreement supported the yield. The 10-year yield fell persistently below certain short-term yields during most of the period’s second half, but rose above all short-term Treasury yields toward period-end following the announcement of a potential phase one of the U.S.-China trade agreement. Overall, the 10-year Treasury yield declined from 3.15% at the beginning of the period to 1.69% at period-end.

The foregoing information reflects our analysis and opinions as of October 31, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Adjustable U.S. Government Securities Fund

This annual report for Franklin Adjustable U.S. Government Securities Fund covers the fiscal year ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares posted a +2.01% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government Index: 1-2 Year Component posted a +3.91% total return.3 The index measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented

Portfolio Composition

Based on Total Net Assets as of 10/31/19

approach, emphasizing the bonds’ economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

Manager’s Discussion

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the U.S. government.1 During the period, the Fund invested predominantly in securities issued or guaranteed by FNMA and FHLMC. The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARMs to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. Such securities have typically been through several interest-rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically to have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income.

Underlying coupons continued to reset higher, although prepayment rate uncertainty hampered the ARM market outlook as they remained significantly elevated. We continued to be cautious about future prepayment speeds given a significant rally in mortgage rates and securities trading at notable premiums. The outlook for prepayments

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government sponsored entities, as to timely payment of principal and interest.

2. Although U.S. government-sponsored entities may be chartered by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

3. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 37.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Dividend Distributions*

11/1/18–10/31/19

		Dividend per Share (cents)
					Advisor
Month	Class A	Class A1	Class C	Class R6	Class

November	1.8935	1.9964	1.6225	2.1525	2.0621

December	1.8963	1.9686	1.6228	2.1536	2.0700

January	1.9663	2.0693	1.6911	2.2229	2.1403

February	2.0589	2.1506	1.8101	2.2855	2.2158

March	1.9112	1.9982	1.6563	2.1471	2.0723

April	2.2227	2.3281	1.9383	2.4827	2.4012

May	2.0842	2.1867	1.8113	2.3317	2.2544

June	1.9528	2.0453	1.7067	2.1804	2.1097

July	2.2182	2.3265	1.9256	2.4906	2.4029

August	1.9407	2.0394	1.6752	2.1916	2.1083

September	2.0650	2.1667	1.7907	2.3182	2.2382

October	1.8575	1.9598	1.5893	2.0890	2.0318

Total	24.0673	25.2356	20.8399	27.0458	26.1070

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

had created wariness in the sector and led to a decrease in prices ranging from 10-15 basis points. With a shift toward a flatter yield curve, and absolute prepayments continuing to be elevated, we remain cautious going forward. We believe that with borrowers having experienced a full year of mortgages resetting upward, it could result in a burnout effect, which would offset some of the refinance incentive and help to lower prepayment rates at some point in the future. Hence, we have been favoring those ARMs linked to the London Interbank Offered Rate (LIBOR) index4, which we believe would have slower speeds relative to those indexed off of the Constant Maturity Treasury Index. Given the high probability of elevated speeds for the foreseeable future in a market where the premiums are quite significant, we have retained a slightly higher cash allocation.

During the period, the Fund’s focus on seasoned, shorter-maturity, high-quality ARMs that tended to be less sensitive to interest-rate changes, supported performance. In particular, we continued to focus on diverse, seasoned, post-reset FNMA and FHLMC ARMs with average coupons above 3% that had larger loan counts. Secondary flows over the period declined significantly as post-reset mortgages tend to be somewhat avoided with a preference toward fixed-rate mortgages.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

Paul Varunok Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.

Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of October 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

1-Year	+2.01%	-0.33%

5-Year	+2.04%	-0.05%

10-Year	+7.83%	+0.52%

Advisor

1-Year	+2.39%	+2.39%

5-Year	+3.33%	+0.66%

10-Year	+10.57%	+1.01%

	Distribution Rate	[4]	30-Day Standardized Yield[5]
Share Class			(with fee waiver)	(without fee waiver)

A	2.66%		1.73%	1.72%

Advisor	2.97%		2.03%	2.01%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/09–10/31/19)

Advisor Class (11/1/09–10/31/19)

See page 8 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–10/31/19)

Share Class	Net Investment Income

A	$0.240673

A1	$0.252356

C	$0.208399

R6	$0.270458

Advisor	$0.261070

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver

A	0.96%	0.97%

Advisor	0.71%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/19.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/19	Value 10/31/19	5/1/19–10/31/191, [2]	Value 10/31/19	5/1/19–10/31/191, [2]	Ratio[2]

A	$1,000	$1,011.40	$4.82	$1,020.42	$4.84	0.95%
A1	$1,000	$1,012.20	$4.06	$1,021.17	$4.08	0.80%
C	$1,000	$1,010.60	$6.84	$1,018.40	$6.87	1.35%
R6	$1,000	$1,013.20	$2.99	$1,022.23	$3.01	0.59%
Advisor	$1,000	$1,012.70	$3.55	$1,021.68	$3.57	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Floating Rate Daily Access Fund

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest-rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

Performance Overview

The Fund’s Class A shares posted a -0.88% cumulative total return for the 12 months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, posted a +2.61% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Corporate Loan Market Overview

Technical conditions in the loan market significantly weakened toward the end of 2018 as the asset class was impacted by broader volatility in the equity and credit markets. However, improved investor sentiment early in 2019 and demand from new collateralized-loan-obligations (CLOs) led to a sharp rebound. As the period progressed,

Portfolio Composition*

Based on Total Net Assets as of 10/31/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

expectations that interest-rate cuts by the U.S. Federal Reserve (Fed) would decrease income generation limited principal gains, as retail investors continued loan mutual fund redemptions at a steadier pace. Healthy demand from CLOs remained and helped to support loan prices amid periodic bouts of volatility. While the loan market saw an increase in new issuance to finance mergers and acquisitions (M&A), large paydowns helped keep net new issuance relatively low compared to its historical levels.

While many investors had expected rising interest rates at the beginning of the period, eventual uncertainty surrounding future rate hikes led to the largest monthly outflows by dollar amount, resulting in significantly deteriorated technical conditions in December 2018. Outflows from retail investors continued throughout the period as the Fed cut its benchmark rate three times, prompting investors to shift away from low duration assets. Assets under management of retail loan funds declined significantly from its peak in October 2018 and the

1. Source: Credit Suisse Group.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 45.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

composition of the loan investor base shifted as a result, with loan retail funds holding a meaningfully smaller share at period-end.

Dividend Distributions*

11/1/18–10/31/19

	Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class

November	3.2858	2.9994	3.5297	3.4647

December	4.4747	4.1878	4.7126	4.6577

January	3.6543	3.3690	3.8942	3.8399

February	3.5818	3.3177	3.7973	3.7438

March	3.4932	3.2247	3.7269	3.6639

April	3.8449	3.5468	4.1015	4.0347

May	3.7831	3.4944	4.0085	3.9658

June	3.4156	3.1567	3.6570	3.5800

July	4.0064	3.7059	4.3005	4.1999

August	3.7197	3.4462	3.9549	3.8930

September	3.7212	3.4392	3.9609	3.8995

October	3.6602	3.3822	3.8556	3.8293

Total	44.6409	41.2700	47.4996	46.7722

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

CLOs, which had already been the majority holder of institutional leveraged loans, further gained share as retail investor demand shrunk. Although interest-rate cuts moderated demand for floating rate CLO tranches compared to the prior period, issuance of new CLOs remained the primary driver of demand for loans. Issuance was slower in 2019 compared to the previous year, but more than a hundred open CLO warehouses continued ramping and buying loans, which provided a floor to loan valuations and a source of support to loan prices. Managers overcame challenges in loan supply and arbitrage, in addition to fears that scrutiny from financial regulators would diminish demand from investors.

New issuance in the loan market remained relatively low, which eventually helped balance technical conditions as investor sentiment improved in 2019. Furthermore, price declines in the loan market restrained refinancing and repricing activity, which was more common in previous periods. Amid the slowdown in demand in the loan market, some deals also shifted funds from the loan market to the bond market, where there was more demand, reversing the trend from the previous year when the loan market surpassed the size of the high-yield bond market by some measures. New supply continued to be primarily in B rated loans, while loan documentation remained relatively loose. Although deals related to M&A transactions picked up, the pace of total issuance continued to lag due to an increase in paydowns, especially among larger tranche names.

The default rate by principal amount declined during the period and continued to be below the historical average, after reaching a three-year high earlier in 2018. The default outlook remained generally benign even with higher leverage levels, especially among first-lien loans, a higher proportion of B rated loans in the market and more loans trading at distressed levels. However, uncertainty about the pace of economic growth contributed to increased concerns, as the pace of credit rating downgrades outpaced the number of loans that were upgraded. Due to CLO limits on holding CCC rated loans, further downgrades were expected to potentially contribute to increased selling and volatility in the loan market. As a result, lower-rated loans underperformed during the period, as less support from CLO managers and the absence of demand from retail investors led to greater price declines and higher leverage. Amid fears of slower economic growth, higher-rated loans outperformed lower-rated loans, widening the spread differential between BB rated and B rated loans.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in securities rated below investment grade (or if unrated, of comparable quality), we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

Manager’s Discussion

During the one-year period under review, the Fund underperformed its benchmark, the CSLLI. The Fund maintained an overweight in the upper tier of the market throughout the period, which contributed to performance as upper tier loans in the index returned +4.38%, middle tier returned +2.31%, and lower tier returned -3.97%, according to the CSLLI. Although upper tier loans outperformed during the quarter, performance was primarily driven by loan

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

selection, but some issuers continued to face operational and industry challenges.

The top individual contributors to performance included higher-rated issuers that attracted stronger demand, as well as companies that had support due to potential catalysts that investors expected to push prices higher. Within our portfolio, General Nutrition Centers, a specialty retailer of nutritional supplements, was a major contributor to performance after an equity investment from a Chinese pharmaceutical company cleared regulatory hurdles and was used to reduce leverage. Onsite Rentals, a specialized industrial equipment rental company, also contributed to performance as it reported improved results due to an increase in contracts and as the company explored a potential initial public offering.

The top detractors from performance included issuers that faced challenges in operations, in addition to sector weakness, which hindered results. The term loan of Foresight Energy (not held at period-end), a thermal coal producer, declined as company results were weaker due to low coal prices, competition from natural gas producers and flooding conditions that prevented delivery of shipments. These factors led to a credit rating downgrade during the period. Ascena Retail Group, a specialty apparel retailer with multiple core brands, also detracted from performance after the company reported worse-than-expected results and weak guidance for the remainder of the year, which resulted in major management changes and a material change in strategy.

During the period, the Fund looked to lower risk in areas of the portfolio that we believed had elevated credit risk and higher uncertainty. The Fund also reduced its investment in CLOs by selling AAA rated and A rated tranches. Buys during the period included higher-rated loans that launched deals in the primary market with relatively attractive spreads.

The Fund continued to maintain a significant overweighting in higher-rated loans as upper tier loans were more than half of the loan portfolio at period-end, compared to under one third for the index. In addition, we maintained the Fund’s investment in the Franklin Floating Rate Income Fund, which allowed the Fund to have further exposure to credit, while providing a potential source of liquidity. In an effort to protect against volatility in the credit markets, the Fund held a high-yield bond credit default swap index that provided synthetic exposure to the high-yield bond market.

Top 10 Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets

Fieldwood Energy LLC Oil & Gas Exploration & Production	4.4%

Appvion Operations, Inc.* Forest Products	2.8%

FGI Operating Co. LLC (Freedom Group) Personal Products	2.8%

General Nutrition Centers Inc. Specialty Stores	2.6%

Navistar Inc. Industrial Machinery	2.2%

Wolverine Fuels Holding LLC Coal & Consumable Fuels	1.9%

CSC Holdings LLC Cable & Satellite	1.9%

JBS USA Lux SA Packaged Foods & Meats	1.8%

Berry Global Inc. Metal & Glass Containers	1.6%

Sinclair Television Group Inc. Broadcasting	1.6%

*Includes common stock and senior floating rate interests.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

Reema Agarwal, CFA

Justin Ma, CFA

Margaret Chiu, CFA

Portfolio Management Team

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The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Performance Summary as of October 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]

A
1-Year	-0.88%	-3.10%

5-Year	+13.27%	+2.05%

10-Year	+43.90%	+3.47%

Advisor
1-Year	-0.74%	-0.74%

5-Year	+14.55%	+2.75%

10-Year	+47.35%	+3.95%

	Distribution Rate[4]	30-Day Standardized Yield[5]
Share Class		(with fee waiver)	(without fee waiver)

A	5.14%	6.11%	6.07%

Advisor	5.50%	6.51%	6.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/09–10/31/19)

Advisor Class (11/1/09–10/31/19)

See page 16 for Performance Summary footnotes.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–10/31/19)

Share Class	Net Investment Income

A	$0.446409

C	$0.412700

R6	$0.474996

Advisor	$0.467722

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver

A	0.87%	0.93%

Advisor	0.62%	0.68%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher-yielding, lower-rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/19.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Credit Suisse Group. The CS LLI is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Loans must be below investment grade and rated no higher than Baa/BB+ or Ba1/BBB+ by Moody’s or S&P.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$983.70	$4.45	$1,020.72	$4.53	0.89%
C	$1,000	$980.60	$6.44	$1,018.70	$6.56	1.29%
R6	$1,000	$985.40	$2.70	$1,022.48	$2.75	0.54%
Advisor	$1,000	$983.80	$3.20	$1,021.98	$3.26	0.64%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Low Duration Total Return Fund

This annual report for Franklin Low Duration Total Return Fund covers the fiscal year ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

Performance Overview

The Fund’s Class A shares posted a +3.78% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Credit Index: 1-3 Year Component, posted a +4.89% total return.1 The index measures public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 21.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by

Portfolio Composition*

Based on Total Net Assets as of 10/31/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes non-agency residential mortgage backed securities, collateralized loan obligations and consumer loan certificates.

***Rounds to less than 0.1% of total net assets.

interest-rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 61.

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What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is the yield curve?

A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, U.S. corporate credit performed well. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included non-agency residential mortgage-backed securities (RMBS), emerging markets securities and commercial mortgage-backed securities (CMBS). In contrast, fixed-rate agency mortgage-backed securities (MBS) underperformed Treasuries.

Dividend Distributions*

11/1/18–10/31/19

	Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R**	Class R6	Class

November	2.5107	2.1872	—	2.8413	2.7224

December	2.6718	2.3375	—	3.0026	2.8892

January	2.4447	2.1106	—	2.7737	2.6620

February	2.3819	2.0779	—	2.6858	2.5799

March	2.4572	2.1446	—	2.7701	2.6378

April	2.7103	2.3558	—	3.0450	2.9639

May	2.8762	2.5394	—	3.2098	3.0981

June	2.6035	2.2985	—	2.9059	2.8045

July	2.7284	2.4008	—	3.0514	2.9433

August	2.4763	2.1486	—	2.7960	2.6891

September	2.4858	2.1492	—	2.8165	2.7053

October	2.4929	2.1685	1.3375	2.8118	2.7050

Total	30.8397	26.9186	1.3375	34.7099	33.4005

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 10/15/19, the Fund began offering Class R shares. See the prospectus for details.

During the period, the Fund’s exposure to the corporate credit sectors of high-yield, investment-grade and collateralized loan obligations (CLOs) contributed to the Fund’s performance relative to its benchmark. Allocation to senior secured floating-rate loans was positive, but not enough to offset negative security selection. Additionally, CMBS and non-dollar developed bonds were positive for returns. In contrast, the Fund’s U.S. yield curve positioning detracted as did TIPS and RMBS.

We maintained our largest sector allocation in RMBS and increased it slightly over the period. We also increased allocation to CLOs, TIPS, U.S. Treasuries, MBS and sovereign emerging-market debt. We pared our exposure to investment-grade and high-yield corporate credit, senior secured floating-rate loans and CMBS as we found better relative opportunities.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, inflation-linked swaps, currency forwards, Treasury futures, interest-rate swaps and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies,

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FRANKLIN LOW DURATION TOTAL RETURN FUND

interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

Sonal Desai, Ph.D. Co-Lead Portfolio Manager

David Yuen, CFA, FRM Co-Lead Portfolio Manager

Tina Chou Co-Lead Portfolio Manager

Kent Burns, CFA Co-Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return[3]

A

1-Year	+3.78%		+1.46%

5-Year	+7.88%		+1.07%

10-Year	+22.12%		+1.79%

Advisor

1-Year	+4.04%		+4.04%

5-Year	+9.24%		+1.78%

10-Year	+25.28%		+2.28%

Share Class	Distribution Rate	[4]	30-Day Standardized Yield[5]
			(with fee waiver)	(without fee waiver)

A	3.03%		2.76%	2.41%

Advisor	3.35%		3.09%	2.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 23 for Performance Summary footnotes.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/09–10/31/19)

Advisor Class (11/1/09–10/31/19)

See page 23 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (11/1/18–10/31/19)

Share Class	Net Investment Income

A	$0.308397

C	$0.269186

R	$0.013375

R6	$0.347099

Advisor	$0.334005

Total Annual Operating Expenses8

Share Class	With Fee Waiver	Without Fee Waiver

A	0.72%	0.97%

Advisor	0.47%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest-rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 2/28/21 and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/19.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment grade corporate debt and non-native currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19[1]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/192, [3], [4]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/192, [4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,014.20	$3.45	$1,021.78	$3.47	0.68%
C	$1,000	$1,012.20	$5.48	$1,019.76	$5.50	1.08%
R	$1,000	$1,001.40	$0.41	$1,020.52	$4.74	0.93%
R6	$1,000	$1,016.10	$1.52	$1,023.69	$1.53	0.30%
Advisor	$1,000	$1,015.50	$2.18	$1,023.04	$2.19	0.43%

1. For Classes A, C, R6 and Advisor, 5/1/19 for Actual and Hypothetical. For Class R, 10/15/19 for Actual and 5/1/19 for Hypothetical.

2. For Classes A, C, R6 and Advisor, 5/1/19–10/31/19. For Class R, 10/15/19–10/31/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 16/365 for Actual Class R expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

24	Annual Report	franklintempleton.com

Franklin Total Return Fund

This annual report for Franklin Total Return Fund covers the fiscal year ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high current income, consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests primarily in investment-grade debt securities (including unrated securities of comparable quality) and other investments that provide exposure to such securities. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities, but may invest in other securities and investments, such as floating-rate corporate loans and securities and municipal securities.

Performance Overview

The Fund’s Class A shares posted a +10.01% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index posted a +11.51% total return.1 The index measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 28.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative

Portfolio Composition*

Based on Total Net Assets as of 10/31/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes non-agency residential mortgage backed securities, collateralized loan obligations and consumer loan certificates.

***Rounds to less than 0.1% of total net assets.

transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 97.

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FRANKLIN TOTAL RETURN FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is the yield curve?

A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, U.S. corporate credit performed well. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included non-agency residential mortgage-backed securities (RMBS), emerging markets securities and commercial mortgage-backed securities (CMBS). In contrast, fixed-rate agency mortgage-backed securities (MBS) underperformed Treasuries.

During the period, the Fund’s non-U.S. dollar yield curve positioning and exposure to high-yield corporate credit were significant contributors to the Fund’s performance relative to its benchmark. The Fund’s exposure to foreign currency and non-dollar developed securities also benefited results as did senior secured floating-rate loans, marketplace loans and sovereign developed securities. In contrast, the Fund’s U.S. yield curve positioning and exposure to MBS and TIPS detracted from relative returns. Collateralized loan obligations (CLOs) also detracted.

We maintained our largest sector allocation in MBS and increased our allocation over the period. We also added to TIPS, Treasury positions and RMBS while paring exposure across corporate credit sectors, inclusive of investment-grade and high-yield corporate credit, senior secured floating-rate loans and CLOs. We also reduced exposure to sovereign emerging markets securities and CMBS.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, and inflation index swaps, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

26	Annual Report	franklintempleton.com

FRANKLIN TOTAL RETURN FUND

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

Sonal Desai, Ph.D. Co-Lead Portfolio Manager

Tina Chou Co-Lead Portfolio Manager David Yuen, CFA, FRM Co-Lead Portfolio Manager Patrick Klein, Ph.D. Co-Lead Portfolio Manager

Dividend Distributions*

11/1/18–10/31/19

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class

November	2.1769	1.8681	1.9832	2.4812	2.3753

December	2.8677	2.5351	2.6663	3.1837	3.0831

January	2.7227	2.3855	2.5124	3.0400	2.9399

February	2.5445	2.2361	2.3521	2.8206	2.7434

March	2.2626	1.9658	2.0830	2.5311	2.4541

April	2.8015	2.4456	2.5791	3.1357	3.0310

May	2.8399	2.4933	2.6242	3.1514	3.0631

June	2.5602	2.2441	2.3622	2.8501	2.7647

July	2.4792	2.1622	2.2817	2.7705	2.6848

August	2.4163	2.0932	2.2146	2.7097	2.6228

September	2.7006	2.3451	2.4787	3.0255	2.9298

October	2.6595	2.2976	2.4288	3.0384	2.8832

Total	31.0316	27.0717	28.5663	34.7379	33.5752

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN TOTAL RETURN FUND

Performance Summary as of October 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

1-Year	+10.01%	+5.92%

5-Year	+12.56%	+1.61%

10-Year	+48.58%	+3.64%

Advisor

1-Year	+10.23%	+10.23%

5-Year	+14.06%	+2.67%

10-Year	+52.44%	+4.31%

Share Class	Distribution Rate[5]	30-Day Standardized Yield[6]
		(with fee waiver)	(without fee waiver)

A	3.10%	2.65%	2.56%

Advisor	3.47%	3.01%	2.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 30 for Performance Summary footnotes.

28	Annual Report	franklintempleton.com

FRANKLIN TOTAL RETURN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/09–10/31/19)

Advisor Class (11/1/09–10/31/19)

See page 30 for Performance Summary footnotes.

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FRANKLIN TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–10/31/19)

Share Class	Net Investment Income

A	$0.310316

C	$0.270717

R	$0.285663

R6	$0.347379

Advisor	$0.335752

Total Annual Operating Expenses9

Share Class	With Fee Waiver	Without Fee Waiver

A	0.88%	0.92%

Advisor	0.63%	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest-rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

30	Annual Report	franklintempleton.com

FRANKLIN TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,043.30	$4.43	$1,020.87	$4.38	0.86%
C	$1,000	$1,041.40	$6.48	$1,018.85	$6.41	1.26%
R	$1,000	$1,042.10	$5.71	$1,019.61	$5.65	1.11%
R6	$1,000	$1,044.90	$2.53	$1,022.74	$2.50	0.49%
Advisor	$1,000	$1,044.40	$3.14	$1,022.13	$3.11	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Adjustable U.S. Government Securities Fund

	Year Ended October 31,

	2019		2018	2017	2016	2015

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.10		$ 8.24	$ 8.40	$ 8.55	$ 8.67

Income from investment operations[a]:

Net investment income	0.140	[b]	0.088 [b]	0.026	0.025	0.019

Net realized and unrealized gains (losses)	0.021		(0.035)	(0.031)	(0.053)	(0.040)

Total from investment operations	0.161		0.053	(0.005)	(0.028)	(0.021)

Less distributions from:

Net investment income	(0.241)		(0.193)	(0.155)	(0.122)	(0.099)

Net asset value, end of year	$ 8.02		$ 8.10	$ 8.24	$ 8.40	$ 8.55

Total return[c]	2.01%		0.65%	(0.06)%	(0.32)%	(0.24)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.95%		0.96%	0.95%	0.92%	0.91%

Expenses net of waiver and payments by affiliates[d]	0.94%		0.95%	0.94%	0.91%	0.91% [e]

Net investment income	1.73%		1.07%	0.54%	0.43%	0.39%

Supplemental data

Net assets, end of year (000’s)	$393,736		$419,055	$492,319	$667,671	$848,918

Portfolio turnover rate	12.72%		11.39%	2.81%	11.49%	9.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,

	2019		2018	2017	2016	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.09		$ 8.24	$ 8.40	$ 8.54	$ 8.67

Income from investment operations[a]:

Net investment income	0.151	[b]	0.100 [b]	0.059	0.049	0.046

Net realized and unrealized gains (losses)	0.031		(0.044)	(0.051)	(0.054)	(0.062)

Total from investment operations	0.182		0.056	0.008	(0.005)	(0.016)

Less distributions from:

Net investment income	(0.252)		(0.206)	(0.168)	(0.135)	(0.114)

Net asset value, end of year	$ 8.02		$ 8.09	$ 8.24	$ 8.40	$ 8.54

Total return[c]	2.29%		0.68%	0.10%	(0.05)%	(0.19)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.80%		0.80%	0.79%	0.77%	0.75%

Expenses net of waiver and payments by affiliates[d]	0.79%		0.79%	0.78%	0.76%	0.75% [e]

Net investment income	1.88%		1.23%	0.70%	0.58%	0.55%

Supplemental data

Net assets, end of year (000’s)	$86,471		$100,477	$121,012	$160,469	$198,670

Portfolio turnover rate	12.72%		11.39%	2.81%	11.49%	9.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,

	2019		2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.09		$ 8.24	$ 8.40	$ 8.54	$ 8.66

Income from investment operations[a]:

Net investment income (loss)	0.106	[b]	0.054 [b]	(0.014)	(0.011)	(0.013)

Net realized and unrealized gains (losses)	0.032		(0.044)	(0.024)	(0.041)	(0.043)

Total from investment operations	0.138		0.010	(0.038)	(0.052)	(0.056)

Less distributions from:

Net investment income	(0.208)		(0.160)	(0.122)	(0.088)	(0.064)

Net asset value, end of year	$ 8.02		$ 8.09	$ 8.24	$ 8.40	$ 8.54

Total return[c]	1.73%		0.13%	(0.45)%	(0.61)%	(0.65)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.35%		1.36%	1.35%	1.32%	1.31%

Expenses net of waiver and payments by affiliates[d]	1.34%		1.35%	1.34%	1.31%	1.31% [e]

Net investment income (loss)	1.33%		0.67%	0.14%	0.03%	(0.01)%

Supplemental data

Net assets, end of year (000’s)	$84,685		$126,585	$189,634	$266,186	$336,254

Portfolio turnover rate	12.72%		11.39%	2.81%	11.49%	9.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,

	2019		2018	2017	2016	2015

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.11		$ 8.25	$ 8.41	$ 8.55	$ 8.68

Income from investment operations[a]:

Net investment income	0.169	[b]	0.121 [b]	0.074	0.066	0.013

Net realized and unrealized gains (losses)	0.021		(0.037)	(0.046)	(0.053)	(0.010)

Total from investment operations	0.190		0.084	0.028	0.013	0.003

Less distributions from:

Net investment income	(0.270)		(0.224)	(0.188)	(0.153)	(0.133)

Net asset value, end of year	$ 8.03		$ 8.11	$ 8.25	$ 8.41	$ 8.55

Total return	2.39%		1.03%	0.34%	0.15%	0.03%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.62%		0.62%	0.58%	0.56%	0.53%

Expenses net of waiver and payments by affiliates[c]	0.58%		0.57%	0.55%	0.55%	0.53% [d]

Net investment income	2.09%		1.45%	0.93%	0.79%	0.77%

Supplemental data

Net assets, end of year (000’s)	$31,953		$36,026	$2,196	$2,374	$2,176

Portfolio turnover rate	12.72%		11.39%	2.81%	11.49%	9.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Year Ended October 31,

	2019		2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.10		$ 8.25	$ 8.41	$ 8.55	$ 8.68

Income from investment operations[a]:

Net investment income	0.160	[b]	0.108 [b]	0.052	0.046	0.040

Net realized and unrealized gains (losses)	0.031		(0.044)	(0.036)	(0.043)	(0.049)

Total from investment operations	0.191		0.064	0.016	0.003	(0.009)

Less distributions from:

Net investment income	(0.261)		(0.214)	(0.176)	(0.143)	(0.121)

Net asset value, end of year	$ 8.03		$ 8.10	$ 8.25	$ 8.41	$ 8.55

Total return	2.39%		0.78%	0.20%	0.05%	(0.11)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.70%		0.71%	0.70%	0.67%	0.66%

Expenses net of waiver and payments by affiliates[c]	0.69%		0.70%	0.69%	0.66%	0.66% [d]

Net investment income	1.98%		1.32%	0.79%	0.68%	0.64%

Supplemental data

Net assets, end of year (000’s)	$103,639		$112,441	$184,299	$227,599	$308,683

Portfolio turnover rate	12.72%		11.39%	2.81%	11.49%	9.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2019

Franklin Adjustable U.S. Government Securities Fund

	Principal Amount	Value

Mortgage-Backed Securities 93.0%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 18.1%
FHLMC, 2.704%, (12-month USD LIBOR +/- MBS Margin), 5/01/45	$10,785,185	$11,017,504
FHLMC, 3.751%, (12-month USD LIBOR +/- MBS Margin), 9/01/35	4,885,547	5,064,366
FHLMC, 3.949% - 4.085%, (6-month USD LIBOR +/- MBS Margin), 4/01/36 - 1/01/37	1,244,365	1,290,606
FHLMC, 3.833% - 4.481%, (12-month USD LIBOR +/- MBS Margin), 11/01/35 - 11/01/41	6,595,610	6,926,719
FHLMC, 4.56%, (12-month USD LIBOR +/- MBS Margin), 11/01/37	2,680,286	2,827,230
FHLMC, 4.483% - 4.561%, (12-month USD LIBOR +/- MBS Margin), 2/01/36 - 10/01/38	6,576,541	6,901,607
FHLMC, 4.634%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	14,761,197	15,384,168
FHLMC, 4.635%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/35	3,209,037	3,396,974
FHLMC, 4.58% - 4.636%, (12-month USD LIBOR +/- MBS Margin), 6/01/35 - 5/01/37	6,431,221	6,717,946
FHLMC, 4.536% - 4.663%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/33 - 6/01/37	6,358,910	6,729,083
FHLMC, 4.65% - 4.699%, (12-month USD LIBOR +/- MBS Margin), 6/01/35 - 12/01/37	5,847,036	6,160,438
FHLMC, 4.673% - 4.746%, (US 1 Year CMT T-Note +/- MBS Margin), 9/01/35 - 11/01/36	6,462,068	6,818,039
FHLMC, 4.756%, (12-month USD LIBOR +/- MBS Margin), 10/01/41	2,781,423	2,933,682
FHLMC, 4.757%, (12-month USD LIBOR +/- MBS Margin), 7/01/35	6,232,780	6,579,356
FHLMC, 4.70% - 4.772%, (12-month USD LIBOR +/- MBS Margin), 1/01/36 - 5/01/40	6,213,998	6,535,764
FHLMC, 4.798%, (12-month USD LIBOR +/- MBS Margin), 12/01/35	2,645,625	2,781,882
FHLMC, 4.817%, (12-month USD LIBOR +/- MBS Margin), 11/01/40	3,365,167	3,558,984
FHLMC, 4.782% - 4.822%, (12-month USD LIBOR +/- MBS Margin), 8/01/34 - 4/01/40	6,196,810	6,540,187
FHLMC, 4.886%, (12-month USD LIBOR +/- MBS Margin), 6/01/37	5,912,581	6,266,952
FHLMC, 4.858% - 4.966%, (12-month USD LIBOR +/- MBS Margin), 12/01/34 - 3/01/37	3,665,305	3,866,974
FHLMC, 4.983%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	2,887,174	3,091,661
FHLMC, 4.774% - 5.909%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/34 - 7/01/36	5,001,710	5,357,234

		126,747,356

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 70.5%
FNMA, 2.329%, (12-month USD LIBOR +/- MBS Margin), 4/01/45	4,772,529	4,908,003
FNMA, 2.475%, (12-month USD LIBOR +/- MBS Margin), 3/01/46	6,969,714	7,164,450
FNMA, 2.375% - 2.941%, (11th District COF +/- MBS Margin), 4/01/20 - 11/01/40	5,910,949	5,864,511
FNMA, 3.434%, (11th District COF +/- MBS Margin), 4/01/34	15,759,961	16,046,965
FNMA, 3.613%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	3,517,940	3,669,650
FNMA, 3.201% - 3.628%, (12-month USD LIBOR +/- MBS Margin), 8/01/33 - 11/01/38	6,213,036	6,433,271
FNMA, 2.723% - 3.704%, (6-month USD LIBOR +/- MBS Margin), 6/01/21 - 3/01/38	6,594,954	6,779,698
FNMA, 3.63% - 3.773%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 11/01/39	5,196,126	5,413,730
FNMA, 3.712% - 3.789%, (6-month USD LIBOR +/- MBS Margin), 3/01/32 - 1/01/37	5,624,379	5,819,568
FNMA, 2.74% - 3.805%, (1-month USD LIBOR +/- MBS Margin), 10/01/26 - 10/01/34	359,954	364,701
FNMA, 3.789% - 3.857%, (6-month USD LIBOR +/- MBS Margin), 9/01/24 - 6/01/37	5,023,624	5,198,962
FNMA, 3.778% - 3.881%, (12-month USD LIBOR +/- MBS Margin), 7/01/33 - 10/01/40	5,572,218	5,805,677
FNMA, 3.861% - 3.912%, (6-month USD LIBOR +/- MBS Margin), 9/01/23 - 7/01/37	6,487,807	6,733,792
FNMA, 3.881% - 3.992%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 11/01/42	6,461,160	6,706,553
FNMA, 4.023%, (12-month USD LIBOR +/- MBS Margin), 3/01/37	3,121,913	3,266,673
FNMA, 3.994% - 4.025%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 9/01/40	5,934,162	6,191,811
FNMA, 4.044%, (6-month USD LIBOR +/- MBS Margin), 12/01/34	3,418,547	3,534,602
FNMA, 4.044%, (12-month USD LIBOR +/- MBS Margin), 8/01/40	2,830,829	2,973,998
FNMA, 3.35% - 4.061%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/21 - 11/01/44	6,705,859	6,907,987
FNMA, 4.025% - 4.075%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 5/01/39	5,558,997	5,797,780
FNMA, 4.088%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	4,949,856	5,153,639
FNMA, 4.095%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	3,048,195	3,199,414

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
[a]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 4.079% - 4.13%, (12-month USD LIBOR +/- MBS Margin), 8/01/33 - 6/01/38	$6,580,646	$6,892,896
FNMA, 3.913% - 4.172%, (6-month USD LIBOR +/- MBS Margin), 9/01/23 - 8/01/37	6,738,868	6,983,538
FNMA, 4.13% - 4.189%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 9/01/40	4,945,268	5,189,740
FNMA, 4.189% - 4.21%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 8/01/38	4,822,115	5,038,650
FNMA, 4.213% - 4.23%, (12-month USD LIBOR +/- MBS Margin), 7/01/34 - 10/01/38	6,491,766	6,784,135
FNMA, 4.23% - 4.259%, (12-month USD LIBOR +/- MBS Margin), 7/01/33 - 12/01/40	6,059,205	6,363,246
FNMA, 4.264%, (12-month USD LIBOR +/- MBS Margin), 5/01/39	4,896,220	5,093,100
FNMA, 4.27%, (12-month USD LIBOR +/- MBS Margin), 11/01/42	9,100,870	9,541,517
FNMA, 4.259% - 4.286%, (12-month USD LIBOR +/- MBS Margin), 10/01/33 - 2/01/43	6,482,921	6,813,112
FNMA, 4.318%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	4,327,456	4,542,260
FNMA, 4.286% - 4.325%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 8/01/40	6,712,085	6,994,406
FNMA, 4.096% - 4.34%, (US 1 Year CMT T-Note +/- MBS Margin), 11/01/20 - 7/01/38	6,613,038	6,911,821
FNMA, 4.346%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	3,160,023	3,308,733
FNMA, 4.326% - 4.354%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 8/01/40	6,112,464	6,402,050
FNMA, 4.354%, (12-month USD LIBOR +/- MBS Margin), 10/01/38	3,289,528	3,458,763
FNMA, 4.355% - 4.377%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 12/01/43	6,433,828	6,740,990
FNMA, 4.378% - 4.383%, (12-month USD LIBOR +/- MBS Margin), 6/01/34 - 7/01/42	6,413,351	6,716,816
FNMA, 4.383% - 4.391%, (12-month USD LIBOR +/- MBS Margin), 2/01/35 - 3/01/40	6,389,670	6,721,033
FNMA, 4.401%, (12-month USD LIBOR +/- MBS Margin), 4/01/40	8,146,226	8,565,108
FNMA, 4.407%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	2,990,452	3,154,440
FNMA, 4.395% - 4.426%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 1/01/42	6,582,154	6,892,998
FNMA, 4.434%, (12-month USD LIBOR +/- MBS Margin), 7/01/40	2,921,993	3,084,155
FNMA, 4.435%, (12-month USD LIBOR +/- MBS Margin), 3/01/35	5,907,156	6,198,584
FNMA, 4.441%, (12-month USD LIBOR +/- MBS Margin), 5/01/38	3,591,034	3,770,360
FNMA, 4.427% - 4.445%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 7/01/38	6,261,178	6,570,175
FNMA, 4.457%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	3,390,825	3,549,892
FNMA, 4.447% - 4.475%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 3/01/42	6,241,442	6,528,043
FNMA, 4.493%, (12-month USD LIBOR +/- MBS Margin), 10/01/38	6,490,325	6,791,350
FNMA, 4.502%, (12-month USD LIBOR +/- MBS Margin), 9/01/42	6,395,600	6,704,833
FNMA, 4.476% - 4.503%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 4/01/40	6,399,780	6,726,296
FNMA, 4.343% - 4.515%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/22 - 7/01/40	6,645,600	6,960,170
FNMA, 4.504% - 4.525%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 1/01/42	6,320,281	6,634,600
FNMA, 4.534%, (12-month USD LIBOR +/- MBS Margin), 2/01/42	2,791,832	2,940,888
FNMA, 4.549%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	3,816,726	4,029,493
FNMA, 4.551%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/36	12,743,306	13,494,507
FNMA, 4.564%, (12-month USD LIBOR +/- MBS Margin), 2/01/43	7,518,614	7,857,974
FNMA, 4.526% - 4.572%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 2/01/39	6,323,600	6,644,070
FNMA, 4.581%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/36	2,999,714	3,169,035
FNMA, 4.573% - 4.595%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 12/01/39	5,230,528	5,481,996
FNMA, 4.595%, (12-month USD LIBOR +/- MBS Margin), 1/01/39	4,512,936	4,726,051
FNMA, 4.516% - 4.599%, (US 1 Year CMT T-Note +/- MBS Margin), 7/01/22 - 12/01/40	6,553,591	6,874,167
FNMA, 4.596% - 4.609%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 11/01/42	6,553,699	6,887,139
FNMA, 4.615%, (12-month USD LIBOR +/- MBS Margin), 7/01/42	7,476,946	7,851,598
FNMA, 4.62%, (12-month USD LIBOR +/- MBS Margin), 8/01/35	2,622,079	2,759,415
FNMA, 4.638%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/38	3,536,841	3,737,155
FNMA, 4.641%, (12-month USD LIBOR +/- MBS Margin), 3/01/41	3,979,496	4,197,820

38	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
[a]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 4.609% - 4.643%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 5/01/48	$6,607,594	$6,926,400
FNMA, 4.648% - 4.669%, (12-month USD LIBOR +/- MBS Margin), 4/01/32 - 6/01/38	6,512,700	6,807,524
FNMA, 4.693%, (12-month USD LIBOR +/- MBS Margin), 6/01/35	2,848,885	3,003,436
FNMA, 4.601% - 4.703%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/22 - 9/01/39	6,564,932	6,892,982
FNMA, 4.669% - 4.71%, (12-month USD LIBOR +/- MBS Margin), 2/01/33 - 5/01/40	6,651,585	6,980,080
FNMA, 4.71% - 4.732%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 2/01/37	6,118,638	6,420,064
FNMA, 4.741%, (12-month USD LIBOR +/- MBS Margin), 5/01/40	2,633,807	2,783,574
FNMA, 3.478% - 4.746%, (US 5 Year CMT T-Note +/- MBS Margin), 5/01/26 - 2/01/30	102,355	107,973
FNMA, 4.80%, (12-month USD LIBOR +/- MBS Margin), 5/01/40	7,411,664	7,808,735
FNMA, 4.732% - 4.803%, (12-month USD LIBOR +/- MBS Margin), 3/01/32 - 4/01/44	6,548,689	6,871,322
FNMA, 4.704% - 4.81%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/21 - 5/01/38	6,618,046	6,928,172
FNMA, 4.903%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	2,906,714	3,065,574
FNMA, 4.807% - 4.91%, (12-month USD LIBOR +/- MBS Margin), 2/01/32 - 4/01/41	6,482,575	6,832,136
FNMA, 4.913% - 4.987%, (12-month USD LIBOR +/- MBS Margin), 7/01/33 - 3/01/47	6,595,428	6,952,507
FNMA, 3.25% - 5.027%, (US 3 Year CMT T-Note +/- MBS Margin), 6/01/21 - 1/01/35	570,000	587,565
FNMA, 4.81% - 5.085%, (US 1 Year CMT T-Note +/- MBS Margin), 10/01/22 - 1/01/40	6,688,667	6,951,106
FNMA, 5.033% - 5.516%, (12-month USD LIBOR +/- MBS Margin), 1/01/35 - 4/01/38	2,165,844	2,275,125
FNMA, 4.175% - 5.727%, (6-month USD LIBOR +/- MBS Margin), 11/01/23 - 6/01/38	4,239,052	4,410,396
FNMA, 5.124% - 6.81%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/23 - 10/01/36	1,611,612	1,676,624
FNMA, 2.99% - 6.989%, (11th District COF +/- MBS Margin), 2/01/20 - 11/01/36	2,044,631	2,073,419
FNMA, 4.381% - 7.67%, (6-month US T-Bill +/- MBS Margin), 12/01/21 - 11/01/34	165,988	169,058

		493,738,325

Federal National Mortgage Association (FNMA) Fixed Rate 4.3%
FNMA 15 Year, 2.50%, 11/01/34	30,000,000	30,334,663

[a]Government National Mortgage Association (GNMA) Adjustable Rate 0.1%
GNMA, 3.25% - 4.125%, (US 1 Year CMT T-Note +/- MBS Margin), 9/20/33 - 5/20/36	764,550	779,717

Total Mortgage-Backed Securities (Cost $651,910,074)		651,600,061

	Shares

Short Term Investments 6.4%

Money Market Funds (Cost $35,052,748) 5.0%
[b,c]Institutional Fiduciary Trust Money Market Portfolio, 1.56%	35,052,748	35,052,748

franklintempleton.com	Annual Report	39

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value

Short Term Investments (continued)
Repurchase Agreements (Cost $9,446,232) 1.4%
[d]Joint Repurchase Agreement, 1.722%, 11/01/19 (Maturity Value $9,446,684) BNP Paribas Securities Corp. (Maturity Value $6,687,024) Deutsche Bank Securities Inc. (Maturity Value $1,645,140) HSBC Securities (USA) Inc. (Maturity Value $1,114,520) Collateralized by U.S. Government Agency Securities, 5.00%, 10/20/48; [e]U.S. Treasury Bills, 12/03/19 - 12/10/19; and U.S. Treasury Notes, 1.625% - 1.875%, 3/15/20 - 4/30/22 (valued at $ 9,635,332)	9,446,232	$9,446,232

Total Investments (Cost $696,409,054) 99.4%		696,099,041
Other Assets, less Liabilities 0.6%		4,384,915

Net Assets 100.0%		$700,483,956

See Abbreviations on page 165.

aAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

dSee Note 1(c) regarding joint repurchase agreement.

eThe security was issued on a discount basis with no stated coupon rate.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Floating Rate Daily Access Fund

	Year Ended October 31,

	2019	2018	2017	2016	2015

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.70	$ 8.83	$ 8.84	$ 8.61	$ 9.04

Income from investment operations[a]:

Net investment income	0.441 [b]	0.396	0.307	0.401	0.406

Net realized and unrealized gains (losses)	(0.515)	(0.129)	(0.011)	0.228	(0.434)

Total from investment operations	(0.074)	0.267	0.296	0.629	(0.028)

Less distributions from:

Net investment income	(0.446)	(0.397)	(0.306)	(0.399)	(0.402)

Net asset value, end of year	$ 8.18	$ 8.70	$ 8.83	$ 8.84	$ 8.61

Total return[c]	(0.88)%	2.97%	3.51%	7.60%	(0.37)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.89%	0.87%	0.87%	0.88%	0.85%

Expenses net of waiver and payments by affiliates[d]	0.86%	0.81%	0.82%	0.86%	0.84%

Net investment income	5.21%	4.53%	3.45%	4.72%	4.55%

Supplemental data

Net assets, end of year (000’s)	$1,049,359	$1,344,473	$1,362,220	$1,359,862	$1,553,100

Portfolio turnover rate	23.23% [e]	58.07%	64.21%	34.10%	46.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Year Ended October 31,

	2019	2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.70	$ 8.83	$ 8.84	$ 8.61	$ 9.05

Income from investment operations[a]:

Net investment income	0.407 [b]	0.364	0.271	0.366	0.369

Net realized and unrealized gains (losses)	(0.514)	(0.131)	(0.010)	0.229	(0.443)

Total from investment operations	(0.107)	0.233	0.261	0.595	(0.074)

Less distributions from:

Net investment income	(0.413)	(0.363)	(0.271)	(0.365)	(0.366)

Net asset value, end of year	$ 8.18	$ 8.70	$ 8.83	$ 8.84	$ 8.61

Total return[c]	(1.39)%	2.68%	3.11%	7.18%	(0.87)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.29%	1.27%	1.27%	1.28%	1.25%

Expenses net of waiver and payments by affiliates[d]	1.26%	1.21%	1.22%	1.26%	1.24%

Net investment income	4.81%	4.13%	3.05%	4.32%	4.15%

Supplemental data

Net assets, end of year (000’s)	$296,134	$438,480	$550,797	$551,726	$627,805

Portfolio turnover rate	23.23% [e]	58.07%	64.21%	34.10%	46.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Year Ended October 31,

	2019	2018	2017	2016	2015

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.71	$ 8.84	$ 8.84	$ 8.60	$ 9.05

Income from investment operations[a]:

Net investment income	0.463 [b]	0.427	0.338	0.422	0.437

Net realized and unrealized gains (losses)	(0.508)	(0.130)	(0.002)	0.245	(0.457)

Total from investment operations	(0.045)	0.297	0.336	0.667	(0.020)

Less distributions from:

Net investment income	(0.475)	(0.427)	(0.336)	(0.427)	(0.430)

Net asset value, end of year	$ 8.19	$ 8.71	$ 8.84	$ 8.84	$ 8.60

Total return	(0.54)%	3.43%	3.85%	7.96%	(0.16)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.57%	0.55%	0.52%	0.53%	0.72%

Expenses net of waiver and payments by affiliates[c]	0.53%	0.48%	0.47%	0.51%	0.51%

Net investment income	5.54%	4.86%	3.80%	5.07%	4.88%

Supplemental data

Net assets, end of year (000’s)	$18,764	$142,075	$130,180	$12,333	$7

Portfolio turnover rate	23.23% [d]	58.07%	64.21%	34.10%	46.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Year Ended October 31,

	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.71	$ 8.84	$ 8.85	$ 8.61	$ 9.05

Income from investment operations[a]:

Net investment income	0.463 [b]	0.418	0.327	0.422	0.427

Net realized and unrealized gains (losses)	(0.525)	(0.129)	(0.010)	0.239	(0.443)

Total from investment operations	(0.062)	0.289	0.317	0.661	(0.016)

Less distributions from:

Net investment income	(0.468)	(0.419)	(0.327)	(0.421)	(0.424)

Net asset value, end of year	$ 8.18	$ 8.71	$ 8.84	$ 8.85	$ 8.61

Total return	(0.74)%	3.35%	3.64%	8.00%	(0.23)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.64%	0.62%	0.62%	0.63%	0.60%

Expenses net of waiver and payments by affiliates[c]	0.61%	0.56%	0.57%	0.61%	0.59%

Net investment income	5.46%	4.78%	3.70%	4.97%	4.80%

Supplemental data

Net assets, end of year (000’s)	$858,071	$1,743,880	$1,672,724	$1,108,692	$1,405,281

Portfolio turnover rate	23.23% [d]	58.07%	64.21%	34.10%	46.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

44	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2019

Franklin Floating Rate Daily Access Fund

	Country	Shares	Value

Common Stocks 1.2%
Diversified Support Services 0.1%
[a,b,c]Remington Outdoor Co. Inc.	United States	1,808,932	$1,808,932

Forest Products 0.7%
[a,b,c,d]Appvion Operations Inc.	United States	1,219,956	16,265,063

Oil & Gas Exploration & Production 0.4%
[a]Samson Resources II LLC	United States	432,778	9,304,727

Total Common Stocks (Cost $87,820,268)			27,378,722

Management Investment Companies (Cost $67,471,246) 2.6%
Other Diversified Financial Services 2.6%
[e]Franklin Floating Rate Income Fund	United States	6,837,495	56,546,081

		Principal Amount*

Corporate Bonds (Cost $18,556,766) 0.9%
Industrial Machinery 0.9%
[f]Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	$21,096,262	19,514,042

[g,h]Senior Floating Rate Interests 81.8%
Aerospace & Defense 1.7%
Delos Finance S.A.R.L. (AerCap), New Loans, 3.854%, (3-month USD LIBOR + 1.75%), 10/06/23	Luxembourg	12,359,015	12,409,996
Doncasters U.S. Finance LLC,
Second-Lien Term Loans, 10.354%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	8,951,314	2,416,855
Term B Loans, 5.604%, (3-month USD LIBOR + 3.50%), 4/09/20	United States	26,917,631	18,976,930
Flying Fortress Holdings LLC (ILFC), New Loan, 3.854%, (3-month USD LIBOR + 1.75%), 10/30/22	United States	4,696,029	4,715,400

			38,519,181

Air Freight & Logistics 0.5%
XPO Logistics Inc., Refinanced Term Loan, 3.786%, (1-month USD LIBOR + 2.00%), 2/24/25	United States	10,200,000	10,230,457

Airlines 2.4%
Air Canada, Term Loan, 3.805%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	15,893,103	15,972,569
Allegiant Travel Co., Class B Term Loans, 6.709%, (3-month USD LIBOR + 4.50%), 2/05/24	United States	17,711,000	17,777,416
American Airlines Inc., 2018 Replacement Term Loans, 3.554%, (1-month USD LIBOR + 1.75%), 6/27/25	United States	10,600,000	10,498,420
[i,j]Kestrel Bidco Inc & WestJet, Term Loan B, TBD, 8/08/26	Canada	8,175,918	8,225,554

			52,473,959

Apparel Retail 0.8%
Ascena Retail Group Inc., Tranche B Term Loan, 6.313%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	31,598,193	17,471,178

Auto Parts & Equipment 2.7%
Adient US LLC,
Initial Term Loans, 6.459%, (3-month USD LIBOR + 4.25%), 5/06/24	United States	3,546,698	3,471,331
Initial Term Loans, 6.889%, (6-month USD LIBOR + 4.25%), 5/06/24	United States	10,604,629	10,379,281

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h]Senior Floating Rate Interests (continued)
Auto Parts & Equipment (continued)
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 4.08%, (1-month USD LIBOR + 2.25%), 4/06/24	United States	$2,554,029	$2,442,290
Tranche B Term Loan, 4.19%, (3-month USD LIBOR + 2.25%), 4/06/24	United States	634,996	607,215
Panther BF Aggregator 2 LP, Initial Dollar Term Loan, 5.30%, (1-month USD LIBOR + 3.50%), 4/30/26	United States	16,901,359	16,689,889
TI Group Automotive Systems LLC, Initial US Term Loan, 4.286%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	27,566,480	27,389,889

			60,979,895

Automobile Manufacturers 0.6%
Thor Industries Inc., Initial USD Term Loans, 5.813%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	14,313,553	13,982,552

Automotive Retail 0.2%
Wand NewCo. 3 Inc. (Caliber Collision), Initial Term Loan, 5.286%, (1-month USD LIBOR + 3.50%), 2/05/26	United States	3,491,250	3,509,143

Broadcasting 5.2%
Diamond Sports Group LLC, Term Loan, 5.08%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	20,949,399	21,077,714
Gray Television Inc.,
Term B-2 Loan, 4.261%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	26,687,491	26,745,883
Term C Loan, 4.511%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	5,718,602	5,741,390
Mission Broadcasting Inc., Term B-3 Loan, 4.282%, (1-month USD LIBOR + 2.25%), 1/17/24	United States	2,061,034	2,065,414
Nexstar Broadcasting Inc.,
Term A-4 Loan, 3.532%, (1-month USD LIBOR + 1.50%), 10/26/23	United States	12,721,352	12,647,186
Term B-3 Loan, 4.05%, (1-month USD LIBOR + 2.25%), 10/26/25	United States	10,372,313	10,394,354
Term B-4 Loan, 4.554%, (1-month USD LIBOR + 2.75%), 9/19/26	United States	1,665,034	1,674,192
Sinclair Television Group Inc., Tranche B Term Loans, 4.04%, (1-month USD LIBOR + 2.25%), 1/03/24	United States	35,709,733	35,720,875
WXXA-TV LLC and WLAJ-TV LLC, Term A-4 Loan, 3.532%, (1-month USD LIBOR + 1.50%), 10/26/23	United States	352,088	350,036

			116,417,044

Building Products 0.8%
Resideo Funding Inc.,
Tranche A Term Loan, 4.11%, (3-month USD LIBOR + 2.00%), 10/25/23	United States	16,747,500	16,757,548
Tranche B Term Loan, 4.11%, (3-month USD LIBOR + 2.00%), 10/25/25	United States	1,706,668	1,703,113

			18,460,661

Cable & Satellite 2.0%
Charter Communications Operating LLC (CCO Safari), Term B-2 Loan, 3.58%, (1-month USD LIBOR + 1.75%), 2/01/27	United States	2,418,657	2,431,054
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.171%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	41,516,177	41,373,444

			43,804,498

46	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h]Senior Floating Rate Interests (continued)
Casinos & Gaming 3.3%
Aristocrat Technologies Inc., Term B-3 Loans, 3.716%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	$7,641,152	$7,668,614
Boyd Gaming Corp.,
Refinancing Term B Loans, 3.96%, (1-week USD LIBOR + 2.25%), 9/15/23	United States	13,169,841	13,207,467
Term A Loans, 3.96%, (1-week USD LIBOR + 2.25%), 9/15/21	United States	4,223,263	4,216,223
Caesars Resort Collection LLC, Term B Loans, 4.536%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	18,992,525	18,738,804
Eldorado Resorts Inc., Initial Term Loan, 4.125% - 4.313%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	14,546,158	14,543,002
Kingpin Intermediate Holdings LLC, Amendment No. 2 Term Loans, 5.29%, (1-month USD LIBOR + 3.50%), 7/03/24	United States	2,744,280	2,747,688
Station Casinos LLC, Term B Facility Loans, 4.29%, (1-month USD LIBOR + 2.50%), 6/08/23	United States	11,511,534	11,539,162

			72,660,960

Coal & Consumable Fuels 1.9%
Wolverine Fuels Holding LLC,
First Lien Initial Term Loan, 7.874%, (3-month USD LIBOR + 5.75%), 8/14/20	United States	29,981,854	29,332,237
Second Lien Initial Term Loan, 12.874%, (3-month USD LIBOR + 10.75%), 2/16/21	United States	13,774,236	13,028,127

			42,360,364

Commodity Chemicals 0.7%
Ineos U.S. Finance LLC, 2024 Dollar Term Loan, 3.786%, (1-month USD LIBOR + 2.00%), 3/31/24	United States	6,942,313	6,878,534
[i]Univar USA Inc., Term B-3 Loans, 4.036%, (1-month USD LIBOR + 2.25%), 7/01/24	United States	9,448,371	9,507,423

			16,385,957

Communications Equipment 1.0%
Ciena Corp., 2018 Term Loan, 3.846%, (1-month USD LIBOR + 2.00%), 9/28/25	United States	9,191,483	9,244,618
CommScope Inc., Initial Term Loans, 5.036%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	14,019,428	13,813,511

			23,058,129

Data Processing & Outsourced Services 2.3%
Iron Mountain Information Management LLC, Term B Loan, 3.536%, (1-month USD LIBOR + 1.75%), 1/26/26	United States	9,152,828	9,038,418
Neustar Inc.,
TLB4, 5.286%, (1-month USD LIBOR + 3.50%), 8/08/24	United States	3,084,264	2,958,580
TLB5, 6.286%, (1-month USD LIBOR + 4.50%), 8/08/24	United States	16,463,685	16,251,057
WEX Inc., Term B-3 Loan, 4.036%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	23,655,166	23,773,441

			52,021,496

Diversified Chemicals 0.2%
Chemours Co., Tranche B-2 US$ Term Loan, 3.54%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	5,112,427	4,854,674

Diversified Support Services 0.9%
Ventia Pty Ltd., Term B Loans, 5.604%, (3-month USD LIBOR + 3.50%), 5/21/26	Australia	19,001,766	19,049,271

franklintempleton.com	Annual Report	47

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

g,[h]Senior Floating Rate Interests (continued)
Electric Utilities 0.6%
EFS Cogen Holdings I LLC (Linden),
Term B Advance, 5.04%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	$3,779,501	$3,773,598
Term B Advance, 5.36%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	9,334,011	9,319,431

			13,093,029

Food Distributors 1.4%
Aramark Corp., U.S. Term B-3 Loan, 3.536%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	18,524,719	18,582,609
Nutraceutical International Corp., Term Loan B, 5.036%, (1-month USD LIBOR + 3.25%), 8/22/23	United States	5,018,521	4,911,878
U.S. Foods Inc., Initial Term Loans, 3.786%, (1-month USD LIBOR + 2.00%), 6/27/23	United States	6,625,731	6,654,718

			30,149,205

Food Retail 1.4%
BI-LO LLC (Southeastern Grocers), FILO Loan (ABL), 7.374%, (3-month USD LIBOR + 5.25%), 5/31/22	United States	26,406,250	26,472,266
Whatabrands LLC (Whataburger), Term Loan B, 5.516%, (3-month USD LIBOR + 3.25%), 8/02/26	United States	4,003,143	4,018,871

			30,491,137

Forest Products 2.1%
[b]Appvion Operations, Inc.,
Term Loan, 8.10%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	2,672,630	2,699,356
Term Loan, 8.22%, (6-month USD LIBOR + 6.00%), 6/15/26	United States	42,511,633	42,936,750

			45,636,106

General Merchandise Stores 1.5%
[f]99 Cents Only Stores,
First Lien Term Loan, PIK, 8.604%, (3-month USD LIBOR + 6.50%), 1/13/22	United States	22,704,412	18,674,379
First Lien Term Loan, PIK, 8.535%, (6-month USD LIBOR + 6.50%), 1/13/22	United States	17,041,733	14,016,825

			32,691,204

Health Care Distributors 0.3%
Mallinckrodt International Finance SA & Mallinckrodt CB LLC, 2017 Term B Loans, 4.854%, (3-month USD LIBOR + 2.75%), 9/24/24	Luxembourg	8,332,110	6,551,122

Health Care Facilities 0.4%
HCA Inc., Term Loan, 3.536%, (1-month USD LIBOR + 1.75%), 3/13/25	United States	8,037,402	8,081,777

Health Care Services 1.9%
Air Medical Group Holdings Inc., 2018 New Term Loans, 6.036%, (1-month USD LIBOR + 4.25%), 3/14/25	United States	18,555,189	16,671,837
Catalent Pharma Solutions Inc., Dollar Term B-2 Loan, 4.036%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	8,044,155	8,065,875
DaVita Inc., Tranche B Term Loan, 4.036%, (1-month USD LIBOR + 2.25%), 8/12/26	United States	7,039,110	7,068,590
[i]National Mentor Holdings Inc.,
Initial Term C Loans, 6.04%, (1-month USD LIBOR + 4.25%), 3/08/26	United States	497,615	498,963
Initial Term Loans, 6.04%, (1-month USD LIBOR + 4.25%), 3/08/26	United States	9,491,544	9,517,246

			41,822,511

48	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h]Senior Floating Rate Interests (continued)
Health Care Technology 0.8%
IQVIA Inc.,
Term B-1 Dollar Loans, 4.104%, (3-month USD LIBOR + 2.00%), 3/07/24	United States	$8,470,833	$8,511,426
Term B-3 Dollar Loans, 3.854%, (3-month USD LIBOR + 1.75%), 6/11/25	United States	8,690,000	8,699,307

			17,210,733

Industrial Machinery 4.3%
Altra Industrial Motion Corp., Term Loan, 3.786%, (3-month USD LIBOR + 2.00%), 10/01/25	United States	13,608,559	13,587,207
Harsco Corp., Term Loan B-2, 4.063%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	8,514,574	8,541,182
Navistar Inc., Tranche B Term Loan, 5.42%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	49,939,064	49,407,863
Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.323%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	15,430,073	15,237,197
RBS Global Inc. (Rexnord), Term B Loan, 3.786%, (1-month USD LIBOR + 2.00%), 8/21/24	United States	7,884,375	7,932,170

			94,705,619

Integrated Telecommunication Services 1.7%
Global Tel*Link Corp.,
First Lien Term Loan, 6.036%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	11,570,219	10,135,511
Second Lien Term Loan, 10.036%, (1-month USD LIBOR + 8.25%), 11/29/26	United States	7,895,149	7,539,868
Securus Technologies Holdings Inc.,
Initial Term Loan, 6.286%, (1-month USD LIBOR + 4.50%), 11/01/24	United States	8,931,818	7,094,409
Second Lien Initial Loan, 10.036%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	4,911,521	2,701,337
Zayo Group LLC, 2017 Incremental Refinancing B-1 Term Loan, 3.786%, (1-month USD LIBOR + 2.00%), 1/19/21	United States	10,067,511	10,101,066

			37,572,191

Interactive Media & Services 0.3%
Ancestry.com Operations Inc., Non-Extended Term Loans, 5.54%, (1-month USD LIBOR + 3.75%), 10/19/23	United States	7,484,557	6,941,927

Internet Services & Infrastructure 1.5%
Carbonite Inc., Initial Term Loan, 5.677%, (3-month USD LIBOR + 3.75%), 3/26/26	United States	5,642,595	5,643,476
LegalZoom.com Inc., 2018 Term Loans, 6.286%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	7,675,374	7,687,363
TIBCO Software Inc., Term B-2 Loans, 6.00%, (1-month USD LIBOR + 4.00%), 6/30/26	United States	19,844,370	19,778,228

			33,109,067

Investment Banking & Brokerage 0.5%
Russell Investments U.S. Institutional Holdco Inc., Initial Term Loan, 5.036%, (1-month USD LIBOR + 3.25%), 6/01/23	United States	11,809,666	11,489,825

Leisure Facilities 1.7%
[i]24 Hour Fitness Worldwide Inc., Term Loan, 5.286%, (1-month USD LIBOR + 3.50%), 5/30/25	United States	23,511,838	18,260,939
Equinox Holdings Inc., Term B-1 Loans, 4.786%, (1-month USD LIBOR + 3.00%), 3/08/24	United States	12,334,872	12,304,035
NASCAR Holdings Inc., Initial Term Loans, 4.628%, (3-month USD LIBOR + 2.75%), 10/18/26	United States	8,042,028	8,091,736

			38,656,710

franklintempleton.com	Annual Report	49

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h]Senior Floating Rate Interests (continued)
Life Sciences Tools & Services 0.4%
Syneos Health Inc., Initial Term B Loans, 3.786%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	$9,526,616	$9,556,386

Marine 0.3%
[i]International Seaways Operating Corp., Initial Term Loans, 7.79%, (1-month USD LIBOR + 6.00%), 6/22/22	United States	7,076,410	7,109,584

Mortgage REITs 0.1%
Blackstone Mortgage Trust Inc., Initial Term Loans, 4.30%, (1-month USD LIBOR + 2.50%), 4/23/26	United States	1,524,249	1,531,871

Movies & Entertainment 1.0%
Lions Gate Capital Holdings LLC, Term A Loan, 3.536%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	23,564,193	23,004,543

Office Services & Supplies 0.3%
West Corporation,
Term B Loans, 5.786%, (1-month USD LIBOR + 4.00%), 10/10/24	United States	17,160	14,396
Term B Loans, 5.927%, (3-month USD LIBOR + 4.00%), 10/10/24	United States	6,726,613	5,643,346

			5,657,742

Oil & Gas Exploration & Production 5.5%
Fieldwood Energy LLC, Closing Date Loans, 7.177%, (3-month USD LIBOR + 5.25%), 4/11/22	United States	120,576,116	97,546,078
Utex Industries Inc.,
First Lien Initial Term Loan, 5.786%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	30,770,987	23,693,660
Second Lien Initial Term Loan, 9.036%, (1-month USD LIBOR + 7.25%), 5/20/22	United States	253,504	134,357

			121,374,095

Oil & Gas Storage & Transportation 1.4%
[i,j]Buckeye Partners LP, Initial Term, TBD, 11/01/26	United States	8,374,652	8,423,066
Centurion Pipeline Co. LLC, Initial Term Loans, 5.036%, (1-month USD LIBOR + 3.25%), 9/28/25	United States	6,453,388	6,465,488
Strike LLC,
Term Loan, 10.104%, (3-month USD LIBOR + 8.00%), 11/30/22	United States	245,065	244,759
Term Loan, 10.064%, (6-month USD LIBOR + 8.00%), 11/30/22	United States	16,664,416	16,643,585

			31,776,898

Other Diversified Financial Services 0.7%
Asurion LLC,
AM No. 14 Replacement B-4 Term Loans, 4.786%, (1-month USD LIBOR + 3.00%), 8/04/22	United States	6,569,740	6,581,033
Replacement B-6 Term Loans, 4.786%, (1-month USD LIBOR + 3.00%), 11/03/23	United States	9,233,592	9,249,465
Second Lien Replacement B-2 Term Loans, 8.286%, (1-month USD LIBOR + 6.50%), 8/04/25	United States	169,003	170,164

			16,000,662

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h]Senior Floating Rate Interests (continued)
Packaged Foods & Meats 3.5%
B&G Foods Inc., Tranche B-4 Term Loan, 4.475%, (1-month USD LIBOR + 2.50%), 10/10/26	United States	$1,999,696	$2,005,111
CSM Bakery Supplies LLC,
Second Lien Term Loan, 9.78%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	15,995,244	14,315,743
Term Loans, 6.03%, (3-month USD LIBOR + 4.00%), 7/03/20	United States	21,563,389	20,233,640
JBS USA Lux SA, New Term Loans, 4.286%, (1-month USD LIBOR + 2.50%), 5/01/26	United States	38,648,644	38,832,688
Post Holdings Inc., Series A Incremental Term Loans, 3.83%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	1,840,842	1,846,759

			77,233,941

Paper Packaging 2.0%
Berry Global Inc.,
Term U Loans, 4.439%, (1-month USD LIBOR + 2.50%), 7/01/26	United States	22,965,300	23,077,256
Term W Loan, 3.878%, (1-month USD LIBOR + 2.00%), 10/01/22	United States	13,400,204	13,458,830
Reynolds Group Holdings Inc., U.S. Term Loans, 4.536%, (1-month USD LIBOR + 2.75%), 2/05/23	United States	8,682,280	8,694,218

			45,230,304

Personal Products 2.9%
[c]FGI Operating Co. LLC (Freedom Group),
[f] Term Loan, PIK, 12.10%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	49,219,310	48,024,659
Term Loan FILO, 9.624% - 9.658%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	13,405,115	13,378,940
Sunshine Luxembourg VII SARL, Facility B1 Commitments, 6.349%, (2-month USD LIBOR + 4.25%), 9/25/26	Luxembourg	2,700,000	2,705,400

			64,108,999

Pharmaceuticals 3.6%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.063%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	7,072,604	6,499,221
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.086%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	30,348,834	30,429,440
Horizon Pharma Inc., Sixth Amendment Refinanced Term Loans, 4.563%, (1-month USD LIBOR + 2.50%), 5/22/26	United States	18,951,094	19,025,117
Innoviva Inc., Initial Term Loan, 6.652%, (3-month USD LIBOR + 4.50%), 8/18/22	United States	172,970	170,375
Valeant Pharmaceuticals International, Initial Term Loans, 4.921%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	23,505,680	23,616,674

			79,740,827

Research & Consulting Services 0.1%
Nielsen Finance LLC, Class B-4 Term Loans, 3.94%, (1-month USD LIBOR + 2.00%), 10/04/23	United States	3,274,809	3,267,644

Restaurants 0.6%
1011778 B.C. ULC, Term B-3 Loan, 4.036%, (1-month USD LIBOR + 2.25%), 2/17/24	Canada	3,160,842	3,170,707
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 3.628%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	9,423,776	9,455,185
NPC International Inc., Second Lien Initial Term Loan, 9.427%, (3-month USD LIBOR + 7.50%), 4/20/25	United States	8,228,426	1,494,833

			14,120,725

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h]Senior Floating Rate Interests (continued)
Semiconductor Equipment 0.2%
MKS Instruments Inc., Tranche B-6 Term Loan, 3.536%, (1-month USD LIBOR + 1.75%), 2/02/26	United States	$5,085,082	$5,105,738

Semiconductors 0.6%
ON Semiconductor Corp., 2019 Replacement Term B-4 Loans, 3.786%, (1-month USD LIBOR + 2.00%), 9/18/26	United States	13,474,740	13,552,368

Specialized Consumer Services 2.7%
Avis Budget Car Rental LLC, Tranche B Term Loans, 3.79%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	30,301,852	30,364,879
NVA Holdings Inc.,
Term B-3 Loan, 4.536%, (1-month USD LIBOR + 2.75%), 2/02/25	United States	18,882,784	18,878,063
Term B-4 Loan, 5.286%, (1-month USD LIBOR + 3.50%), 2/02/25	United States	2,020,719	2,023,245
Sabre GLBL Inc.,
2017 Other Term A Loans, 4.036%, (1-month USD LIBOR + 2.25%), 7/01/22	United States	6,506,048	6,518,247
2018 Other Term B Loans, 3.786%, (1-month USD LIBOR + 2.00%), 2/22/24	United States	1,849,457	1,854,577

			59,639,011

Specialty Chemicals 1.8%
Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 3.854%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	27,012,161	27,015,673
Oxbow Carbon LLC,
Tranche A Term Loan, 4.286%, (1-month USD LIBOR + 2.50%), 1/04/22	United States	3,259,436	3,243,138
Tranche B Term Loan, 5.536%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	10,119,625	10,113,300

			40,372,111

Specialty Stores 4.4%
General Nutrition Centers Inc.,
FILO Term Loan (ABL), 8.79%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	16,678,686	16,700,702
Tranche B-2 Term Loans, 10.54%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	42,922,055	40,574,862
Harbor Freight Tools USA Inc., Refinancing Loans, 4.286%, (1-month USD LIBOR + 2.50%), 8/19/23.	United States	6,585,654	6,458,057
Jo-Ann Stores Inc., Initial Loans, 6.934%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	11,400,965	8,750,240
Michaels Stores Inc., 2018 New Replacement Term B Loan, 4.30% - 4.323%, (1-month USD LIBOR + 2.50%), 1/28/23	United States	26,732,479	26,084,217
PetSmart Inc., Amended Loan, 5.93%, (1-month USD LIBOR + 4.00%), 3/11/22	United States	140,117	136,935

			98,705,013

Systems Software 1.1%
[i]Dcert Buyer Inc., First Lien Term Loan, 5.786%, (1-month USD LIBOR + 4.00%), 10/16/26	United States	5,262,169	5,172,275
[i,j]Finastra USA Inc., Dollar Term Laon, TBD, 6/13/24	United States	1,000,000	958,125
Go Daddy Operating Co. LLC, Tranche B-2 Term Loan, 3.536%, (1-month USD LIBOR + 1.75%), 2/15/24	United States	13,349,920	13,380,292
[i,j]Hyland Software Inc., First Lien Term, TBD, 7/01/24	United States	1,480,000	1,472,600
[i,j]Perforce Software Inc., first lien, Term Loan, TBD, 7/08/26	United States	2,600,000	2,574,000

			23,557,292

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

[g,h]Senior Floating Rate Interests (continued)
Trucking 1.0%
Hertz Corp., Tranche B-1 Term Loan, 4.54%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	$23,027,660	$23,061,234

Total Senior Floating Rate Interests (Cost $1,907,110,797)			1,818,148,570

Asset-Backed Securities 8.8%
Other Diversified Financial Services 8.8%
[k,l]Alinea CLO Ltd., 2018-1A, C, 144A, FRN, 3.866%, (3-month USD LIBOR + 1.90%), 7/20/31	United States	7,000,000	6,663,930
[k,l]Annisa CLO Ltd., 2016-2A, CR, 144A, FRN, 3.966%, (3-month USD LIBOR + 2.00%), 7/20/31	United States	1,800,000	1,712,394
[k,m]ARES XLIX CLO Ltd., 2018-49A, C, 144A, FRN, 3.903%, 7/22/30	United States	3,000,000	2,890,530
[k,l]ARES XXXVII CLO Ltd., 2015-4A, BR, 144A, FRN, 3.801%, (3-month USD LIBOR + 1.80%), 10/15/30	United States	4,908,000	4,707,803
[k,m]Atrium XIV LLC, 14A, B, 144A, FRN, 3.701%, 8/23/30	United States	6,300,000	6,264,342
[k,l]Betony CLO 2 Ltd., 2018-1A, B, 144A, FRN, 3.786%, (3-month USD LIBOR + 1.85%), 4/30/31	United States	5,700,000	5,409,300
[k,m]BlueMountain CLO XXII Ltd.,
2018-1A, B, 144A, FRN, 3.636%, 7/30/30.	United States	10,330,510	10,238,672
2018-1A, C, 144A, FRN, 3.986%, 7/30/30	United States	3,750,000	3,600,000
[k,l]Bristol Park CLO Ltd., 2016-1A, A, 144A, FRN, 3.421%, (3-month USD LIBOR + 1.42%), 4/15/29	United States	25,000,000	25,028,250
[k,l]Carlyle U.S. CLO Ltd., 2017-4A, B, 144A, FRN, 3.851%, (3-month USD LIBOR + 1.85%), 1/15/30	United States	1,493,000	1,416,349
[k,m]Cole Park CLO Ltd., 2015-1A, CR, 144A, FRN, 3.966%, 10/20/28	United States	2,500,000	2,478,850
[k,m]Dryden 40 Senior Loan Fund, 2015-40A, CR, 144A, FRN, 4.258%, 8/15/31	United States	2,000,000	1,949,900
[k,m]Dryden 70 CLO Ltd., 2018-70A, B, 144A, FRN, 3.701%, 1/16/32	United States	5,880,435	5,831,098
[k,m]Eaton Vance CLO Ltd., 2014-1RA, C, 144A, FRN, 4.101%, 7/15/30	United States	5,136,585	4,967,848
[k]Emerson Park CLO Ltd., 2013-1A, C2R, 144A, 4.055%, 7/15/25	United States	3,600,000	3,604,644
[k,m]Galaxy XXV CLO Ltd.,
2018-25A, B, 144A, FRN, 3.59%, 10/25/31	United States	4,000,000	3,938,360
2018-25A, C, 144A, FRN, 3.94%, 10/25/31.	United States	500,000	476,560
[k,l]Gilbert Park CLO Ltd., 2017-1A, C, 144A, FRN, 3.951%, (3-month USD LIBOR + 1.95%), 10/15/30	United States	350,000	339,560
[k,m]LCM Loan Income Fund I Income Note Issuer Ltd., 2027A, C, 144A, FRN, 3.951%, 7/16/31	United States	3,000,000	2,849,220
[k,m]LCM XVI LP, 2016A, BR2, 144A, FRN, 3.751%, 10/15/31	United States	6,399,083	6,382,253
[k,l]LCM XXIV Ltd., 24A, A, 144A, FRN, 3.276%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	17,000,000	16,996,260
[k,l]Madison Park Funding Ltd.,
2016-21A, A1, 144A, FRN, 3.47%,(3-month USD LIBOR + 1.53%), 7/25/29	United States	5,400,000	5,407,992
2018-28A, C, 144A, FRN, 3.851%,(3-month USD LIBOR + 1.85%), 7/15/30	United States	7,000,000	6,724,690

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities (continued)
Other Diversified Financial Services (continued)
[k,l]Madison Park Funding XI Ltd., 2013-11, CR, 144A, FRN, 4.134%, (3-month USD LIBOR + 2.20%), 7/23/29	United States	$2,040,000	$1,982,982
[k,l]Madison Park Funding XXIII Ltd., 2017-23A, C, 144A, FRN, 4.286%, (3-month USD LIBOR + 2.35%), 7/27/30.	United States	3,000,000	2,950,590
[k,l]Neuberger Berman CLO Ltd., 2017-26A, C, 144A, FRN, 3.753%, (3-month USD LIBOR + 1.75%), 10/18/30	United States	746,000	705,462
[k,l]Octagon Investment Partners 37 Ltd., 2018-2A, B, 144A, FRN, 3.69%, (3-month USD LIBOR + 1.75%), 7/25/30.	United States	10,875,000	10,193,573
[k,m]Octagon Investment Partners 38, 2018-1A, A3A, 144A, FRN, 3.636%, 7/20/30	United States	3,484,000	3,447,766
[k,l]Octagon Investment Partners XVI Ltd., 2013-1A, CR, 144A, FRN, 3.852%, (3-month USD LIBOR + 1.85%), 7/17/30	United States	12,500,000	11,762,125
[k,l]Octagon Investment Partners XXII Ltd., 2014-1A, CRR, 144A, FRN, 3.853%, (3-month USD LIBOR + 1.90%), 1/22/30	United States	3,000,000	2,838,900
[k,m]Race Point X CLO Ltd., 2016-10A, C1R, 144A, FRN, 3.94%, 7/25/31	United States	7,000,000	6,693,750
[k]Voya CLO Ltd.,
[l]2017-3A, B, 144A, FRN, 4.316%,(3-month USD LIBOR + 2.35%), 7/20/30	United States	8,362,537	8,270,884
[m]2018-4A, B, 144A, FRN, 3.851%, 1/15/32	United States	14,285,714	14,193,714
[m]2018-4A, C1, 144A, FRN, 4.551%, 1/15/32	United States	3,000,000	3,001,230

Total Asset-Backed Securities (Cost $200,419,875)			195,919,781

		Units

Escrows and Litigation Trusts (Cost $—) 0.0%
[a,b,c,d]Remington Outdoor Co. Inc., Litigation Units	United States	170,300	—

Total Investments before Short Term Investments (Cost $2,281,378,952)			2,117,507,196

		Shares

Short Term Investments (Cost $103,958,277) 4.7%

Money Market Funds 4.7%
[e,n]Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	103,958,277	103,958,277

Total Investments (Cost $2,385,337,229) 100.0%			2,221,465,473
Other Assets, less Liabilities 0.0%†			861,240

Net Assets 100.0%			$2,222,326,713

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STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 10 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

dSee Note 8 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fIncome may be received in additional securities and/or cash.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(j) regarding senior floating rate interests.

iA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

jA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

kSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $195,919,781, representing 8.8% of net assets.

lThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

mAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

nThe rate shown is the annualized seven-day effective yield at period end.

At October 31, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts

Contracts to Buy Protection[a]

Traded Index

CDX.NA.HY.26	(5.00)%	Quarterly	6/20/21	$31,772,000	$(1,352,702)	$(983,530)	$(369,172)

aPerformance triggers for settlement of contract include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page 165.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Low Duration Total Return Fund

	Year Ended October 31,
	2019		2018	2017	2016		2015

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.60		$ 9.84	$ 9.89	$ 9.91		$ 10.11

Income from investment operations[a]:

Net investment income	0.290		0.237	0.170	0.151		0.134

Net realized and unrealized gains (losses)	0.068		(0.185)	(0.023)	0.031		(0.135)

Total from investment operations	0.358		0.052	0.147	0.182		(0.001)

Less distributions from:

Net investment income and net foreign currency gains	(0.308)		(0.292)	(0.197)	(0.202)		(0.199)

Net asset value, end of year	$ 9.65		$ 9.60	$ 9.84	$ 9.89		$ 9.91

Total return[b]	3.78%		0.54%	1.50%	1.88%		(0.02)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.94%		0.96%	0.96%	0.95%		0.96%

Expenses net of waiver and payments by affiliates[c]	0.68%		0.72%	0.80%	0.80%		0.80%

Net investment income	2.99%		2.43%	1.73%	1.57%		1.27%

Supplemental data

Net assets, end of year (000’s)	$1,631,123		$1,499,579	$1,519,902	$1,524,437		$1,656,001

Portfolio turnover rate	51.93%	[d]	56.12%	50.40%	44.76%		41.28%

Portfolio turnover rate excluding mortgage dollar rolls	51.93%	[d]	44.01% [e]	45.29% [e]	44.76%	[e]	41.28% [e]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

eSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Year Ended October 31,

	2019		2018	2017	2016		2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.56		$ 9.80	$ 9.86	$ 9.90		$ 10.11

Income from investment operations[a]:

Net investment income	0.251		0.168	0.121	0.113		0.104

Net realized and unrealized gains (losses)	0.068		(0.155)	(0.015)	0.024		(0.145)

Total from investment operations	0.319		0.013	0.106	0.137		(0.041)

Less distributions from:

Net investment income and net foreign currency gains	(0.269)		(0.253)	(0.166)	(0.177)		(0.169)

Net asset value, end of year	$ 9.61		$ 9.56	$ 9.80	$ 9.86		$ 9.90

Total return[b]	3.38%		0.14%	1.08%	1.41%		(0.41)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.34%		1.36%	1.36%	1.35%		1.36%

Expenses net of waiver and payments by affiliates[c]	1.08%		1.12%	1.20%	1.20%		1.20%

Net investment income	2.59%		2.03%	1.33%	1.17%		0.87%

Supplemental data

Net assets, end of year (000’s)	$135,372		$130,206	$174,754	$218,066		$211,354

Portfolio turnover rate	51.93%	[d]	56.12%	50.40%	44.76%		41.28%

Portfolio turnover rate excluding mortgage dollar rolls	51.93%	[d]	44.01% [e]	45.29% [e]	44.76%	[e]	41.28% [e]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

cBenefit of expense reduction rounds to less than 0.01%.

dExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

eSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Year Ended October 31, 2019[a]

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.65

Income from investment operations[b]:

Net investment income	0.012

Net realized and unrealized gains (losses)	0.001

Total from investment operations	0.013

Less distributions from:

Net investment income	(0.013)

Net asset value, end of year	$ 9.65

Total return[c]	0.14%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.19%

Expenses net of waiver and payments by affiliates[e]	0.93%

Net investment income	2.73%

Supplemental data

Net assets, end of year (000’s)	$18

Portfolio turnover rate	51.93%	[f]

Portfolio turnover rate excluding mortgage dollar rolls	51.93%	[f]

aFor the period October 15, 2019 (effective date) to October 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Year Ended October 31,
	2019		2018	2017	2016		2015

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.66		$ 9.90	$ 9.94	$ 9.95		$ 10.14

Income from investment operations[a]:

Net investment income	0.326		0.271	0.214	0.195		0.165

Net realized and unrealized gains (losses)	0.071		(0.178)	(0.025)	0.021		(0.130)

Total from investment operations	0.397		0.093	0.189	0.216		0.035

Less distributions from:

Net investment income and net foreign currency gains	(0.347)		(0.333)	(0.229)	(0.226)		(0.228)

Net asset value, end of year	$ 9.71		$ 9.66	$ 9.90	$ 9.94		$ 9.95

Total return	4.17%		0.96%	1.92%	2.22%		0.37%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.56%		0.55%	0.53%	0.53%		0.54%

Expenses net of waiver and payments by affiliates[b]	0.30%		0.31%	0.39%	0.42%		0.42%

Net investment income	3.37%		2.84%	2.14%	1.95%		1.65%

Supplemental data

Net assets, end of year (000’s)	$1,003,208		$1,017,856	$591,622	$553,233		$508,675

Portfolio turnover rate	51.93%	[c]	56.12%	50.40%	44.76%		41.28%

Portfolio turnover rate excluding mortgage dollar rolls	51.93%	[c]	44.01% [d]	45.29% [d]	44.76%	[d]	41.28% [d]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBenefit of expense reduction rounds to less than 0.01%.

cExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

dSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Year Ended October 31,
	2019		2018	2017	2016		2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.65		$ 9.89	$ 9.94	$ 9.95		$ 10.14

Income from investment operations[a]:

Net investment income	0.315		0.264	0.209	0.184		0.134

Net realized and unrealized gains (losses)	0.069		(0.187)	(0.042)	0.025		(0.106)

Total from investment operations	0.384		0.077	0.167	0.209		0.028

Less distributions from:

Net investment income and net foreign currency gains	(0.334)		(0.317)	(0.217)	(0.219)		(0.218)

Net asset value, end of year	$ 9.70		$ 9.65	$ 9.89	$ 9.94		$ 9.95

Total return	4.04%		0.80%	1.70%	2.14%		0.27%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.69%		0.71%	0.71%	0.70%		0.71%

Expenses net of waiver and payments by affiliates[b]	0.43%		0.47%	0.55%	0.55%		0.55%

Net investment income	3.24%		2.68%	1.98%	1.82%		1.52%

Supplemental data

Net assets, end of year (000’s)	$254,314		$214,339	$428,838	$224,887		$150,464

Portfolio turnover rate	51.93%	[c]	56.12%	50.40%	44.76%		41.28%

Portfolio turnover rate excluding mortgage dollar rolls	51.93%	[c]	44.01% [d]	45.29% [d]	44.76%	[d]	41.28% [d]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBenefit of expense reduction rounds to less than 0.01%.

cExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

dSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2019

Franklin Low Duration Total Return Fund

	Country	Shares/ Warrants		Value

Common Stocks and Other Equity Interests 0.0%†
Commercial & Professional Services 0.0%†
[a,b]Remington Outdoor Co. Inc.	United States	170,787		$170,787

Energy 0.0%†
[a],[b]Halcon Resources Corp.	United States	227		4,511
[a,b]Halcon Resources Corp., wts., 9/09/20	United States	8,753		—
[a,b]Halcon Resources Corp., wts., A, 10/08/20	United States	1,093		—
[a,b]Halcon Resources Corp., wts., B, 10/08/22	United States	1,366		—
[a,b]Halcon Resources Corp., wts., C, 10/08/22	United States	1,757		—
[a]Riviera Resources Inc.	United States	2,835		36,968
[a]Roan Resources Inc.	United States	2,964		4,446

				45,925

Materials 0.0%†
[a,b,c]Appvion Operations Inc.	United States	24,739		329,838
[a]Verso Corp., A	United States	1,387		20,306
[a]Verso Corp., wts., 7/25/23	United States	146		255

				350,399

Retailing 0.0%†
[a,b,c]K2016470219 South Africa Ltd., A	South Africa	12,326,925		8,155
[a,b,c]K2016470219 South Africa Ltd., B	South Africa	1,226,701		812

				8,967

Total Common Stocks and Other Equity Interests (Cost $6,174,515)				576,078

Management Investment Companies 1.9%
Diversified Financials 1.9%

[d]Franklin Floating Rate Income Fund	United States	2,389,308		19,759,574

Invesco Senior Loan ETF	United States	1,629,000		36,505,890

Total Management Investment Companies (Cost $60,536,785)				56,265,464

		Principal Amount*

Corporate Bonds 22.4%
Banks 6.4%
[e]Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	2,200,000		2,105,488
[e]ANZ New Zealand International Ltd. of London, senior note, 144A, 2.85%, 8/06/20	New Zealand	7,500,000		7,554,319
[f]Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.875%, 4/16/59	Italy	6,300,000	EUR	7,315,070
Bank of America Corp.,
senior note, 2.369% to 7/20/20, FRN thereafter, 7/21/21	United States	6,800,000		6,815,802
senior note, 3.55% to 3/05/23, FRN thereafter, 3/05/24	United States	8,950,000		9,332,300

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds (continued)
Banks (continued)
Barclays PLC, senior note, 4.61% to 2/14/22, FRN thereafter, 2/15/23	United Kingdom	6,300,000		$6,577,295
Citibank NA, senior note, 3.165% to 2/19/22, FRN thereafter, 2/19/22	United States	5,950,000		6,039,420
Citigroup Inc.,
senior note, 2.40%, 2/18/20	United States	11,300,000		11,313,449
senior note, 2.65%, 10/26/20	United States	5,000,000		5,035,570
senior note, 2.35%, 8/02/21	United States	5,400,000		5,434,706
senior note, 2.90%, 12/08/21	United States	6,000,000		6,106,830
senior note, 2.75%, 4/25/22	United States	5,800,000		5,890,200
Credit Suisse of New York, senior note, 4.375%, 8/05/20	Switzerland	12,000,000		12,305,400
HSBC Holdings PLC,
senior note, 3.40%, 3/08/21	United Kingdom	3,300,000		3,359,499
senior note, 2.95%, 5/25/21	United Kingdom	14,500,000		14,699,230
Industrial & Commercial Bank of China Ltd.,
senior note, 3.231%, 11/13/19	China	5,400,000		5,401,026
senior note, 2.957%, 11/08/22	China	9,400,000		9,526,195
Realkredit Danmark A/S, secured bond, 1.00%, 4/01/27	Denmark	30,060,000	DKK	4,834,922
Regions Financial Corp., senior note, 3.20%, 2/08/21	United States	9,300,000		9,429,013
Royal Bank of Canada, secured note, 2.10%, 10/14/21	Canada	6,300,000		6,317,090
[e]Standard Chartered PLC, senior note, 144A, 3.885% to 3/15/23, FRN thereafter, 3/15/24	United Kingdom	10,000,000		10,390,150
SunTrust Bank of Atlanta, senior note, 3.525% to 10/25/20, FRN thereafter, 10/26/21	United States	5,000,000		5,071,340
[e]The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/22	Canada	12,700,000		12,778,629
[f]Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	1,800,000	EUR	2,026,792
[e]Westpac Banking Corp.,
secured note, 144A, 2.10%, 2/25/22	Australia	9,700,000		9,720,418
senior secured note, 144A, 2.25%, 11/09/21	Australia	6,300,000		6,319,184

				191,699,337

Capital Goods 0.4%
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	5,100,000		5,253,000
[g]Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	347,593		321,524
United Technologies Corp., senior note, 4.50%, 4/15/20	United States	7,500,000		7,590,105

				13,164,629

Consumer Services 0.5%
[e]1011778 BC ULC/New Red Finance Inc., senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	4,000,000		4,112,660
Marriott International Inc., senior note, 2.875%, 3/01/21	United States	10,000,000		10,113,896

				14,226,556

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*			Value

Corporate Bonds (continued)
Diversified Financials 4.5%
American Express Co., senior note, 3.70%, 8/03/23	United States	6,800,000			$7,199,075
Capital One Financial Corp.,
senior note, 2.50%, 5/12/20	United States	3,900,000			3,908,594
senior note, 3.45%, 4/30/21	United States	6,800,000			6,942,916
senior note, 3.05%, 3/09/22	United States	13,600,000			13,868,965
[h]Cia Securitizadora de Creditos Financeiros Vert-Fintech, senior secured note, FRN, 5.96%, (BZDIOVRA + 5.75%), 2/14/24	Brazil	3,537	[i]	BRL	910,995
[h]Deutsche Bank AG, senior note, FRN, 3.446%, (3-month USD LIBOR + 1.31%), 8/20/20	Germany	7,500,000			7,518,300
[e]Dexia Credit Local SA, senior note, 144A, 2.375%, 9/20/22	France	4,550,000			4,617,545
GE Capital International Funding Co., senior note, 2.342%, 11/15/20	United States	2,000,000			1,999,224
The Goldman Sachs Group Inc.,
senior note, 2.625%, 4/25/21	United States	12,000,000			12,115,167
senior note, 2.35%, 11/15/21	United States	4,000,000			4,015,422
[h]senior note, FRN, 3.319%, (3-month USD LIBOR + 1.20%), 9/15/20	United States	23,000,000			23,191,643
Jyske Realkredit A/S, secured note, 1.00%, 4/01/26	Denmark	49,970,000		DKK	8,006,486
Morgan Stanley,
senior note, 2.65%, 1/27/20	United States	4,000,000			4,006,912
senior note, 2.80%, 6/16/20	United States	6,600,000			6,632,611
[h]senior note, FRN, 3.076%, (3-month USD LIBOR + 1.14%), 1/27/20	United States	22,400,000			22,451,821
Navient Corp., senior bond, 8.00%, 3/25/20	United States	1,150,000			1,177,313
[e]Pricoa Global Funding I, secured note, 144A, 3.45%, 9/01/23	United States	7,200,000			7,554,785

					136,117,774

Energy 1.0%
[e]Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	1,800,000			1,872,000
[e]California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,656,000			488,520
[e]Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	1,900,000			2,030,959
Kinder Morgan Inc.,
senior note, 3.05%, 12/01/19	United States	4,500,000			4,503,153
senior note, 3.15%, 1/15/23	United States	9,300,000			9,535,155
Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.625%, 2/01/21	United States	10,400,000			10,736,639
[j]Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	1,900,000			95,000
The Williams Cos. Inc., senior note, 4.125%, 11/15/20	United States	1,700,000			1,726,440

					30,987,866

Food, Beverage & Tobacco 0.4%
BAT Capital Corp., senior note, 2.764%, 8/15/22	United Kingdom	3,000,000			3,029,938
Bunge Ltd. Finance Corp., senior note, 3.50%, 11/24/20	United States	3,100,000			3,139,907
[e]Imperial Brands Finance PLC, senior note, 144A, 2.95%, 7/21/20	United Kingdom	6,000,000			6,001,737

					12,171,582

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Health Care Equipment & Services 1.7%
Anthem Inc., senior note, 2.50%, 11/21/20	United States	7,800,000	$7,853,969
Centene Corp., senior note, 4.75%, 5/15/22	United States	4,000,000	4,100,000
[e]CHS/Community Health Systems Inc., senior note, 144A, 8.125%, 6/30/24	United States	1,500,000	1,155,000
Cigna Corp.,
senior note, 3.40%, 9/17/21	United States	5,800,000	5,942,911
senior note, 3.75%, 7/15/23	United States	3,900,000	4,090,763
[e]senior note, 144A, 4.75%, 11/15/21	United States	6,700,000	7,041,808
CVS Health Corp.,
senior note, 2.80%, 7/20/20	United States	2,800,000	2,813,632
senior note, 2.125%, 6/01/21	United States	4,100,000	4,109,193
senior note, 3.70%, 3/09/23	United States	7,000,000	7,303,362
Zimmer Holdings Inc., senior note, 2.70%, 4/01/20	United States	7,500,000	7,515,542

			51,926,180

Household & Personal Products 0.3%
Avon Products Inc., senior bond, 7.00%, 3/15/23	United Kingdom	5,835,000	6,155,925
The Procter & Gamble Co., senior note, 1.70%, 11/03/21	United States	3,200,000	3,204,534

			9,360,459

Insurance 0.9%
[e]Jackson National Life Global Funding, secured note, 144A, 3.30%, 2/01/22	United States	12,000,000	12,341,643
[e]Metropolitan Life Global Funding I,
secured note, 144A, 3.375%, 1/11/22	United States	8,400,000	8,668,548
senior secured bond, 144A, 3.875%, 4/11/22	United States	5,900,000	6,166,730

			27,176,921

Materials 0.8%
[e]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 4.25%, 9/15/22	Luxembourg	4,000,000	4,065,000
[f]CNAC HK Finbridge Co. Ltd., senior note, Reg S, 3.875%, 6/19/29	China	4,700,000	4,841,729
[e]FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 4.75%, 5/15/22	Australia	4,900,000	5,077,625
[e]Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	3,500,000	3,666,001
[e]Glencore Funding LLC, senior note, 144A, 3.00%, 10/27/22	Switzerland	2,200,000	2,219,713
[e]Owens-Brockway Glass Container Inc., senior note, 144A, 5.875%, 8/15/23	United States	4,000,000	4,240,000

			24,110,068

Media & Entertainment 1.2%
[e]Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	2,000,000	2,127,500
Baidu Inc., senior note, 4.375%, 5/14/24	China	6,000,000	6,414,240
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.125%, 2/15/23	United States	3,800,000	3,890,250
Comcast Corp., senior note, 3.45%, 10/01/21	United States	12,000,000	12,375,496
DISH DBS Corp., senior bond, 5.875%, 7/15/22	United States	3,000,000	3,148,680
[e]Sirius XM Radio Inc., senior note, 144A, 4.625%, 7/15/24	United States	700,000	733,250

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Media & Entertainment (continued)
[e]Tencent Holdings Ltd., senior note, 144A, 2.985%, 1/19/23	China	8,000,000	$8,137,240

			36,826,656

Pharmaceuticals, Biotechnology & Life Sciences 1.2%
Allergan Funding SCS, senior note, 3.45%, 3/15/22	United States	10,500,000	10,765,595
[e]Bayer U.S. Finance II LLC, senior note, 144A, 3.875%, 12/15/23	Germany	5,400,000	5,659,982
Biogen Inc., senior note, 2.90%, 9/15/20	United States	11,500,000	11,592,747
Celgene Corp., senior note, 2.25%, 8/15/21	United States	7,900,000	7,941,294

			35,959,618

Retailing 1.0%
Alibaba Group Holding Ltd.,
senior note, 2.50%, 11/28/19	China	11,900,000	11,902,499
senior note, 3.125%, 11/28/21	China	5,400,000	5,494,419
Amazon.com Inc., senior note, 2.40%, 2/22/23	United States	4,150,000	4,230,196
Dollar Tree Inc., senior note, 3.70%, 5/15/23	United States	8,800,000	9,198,552
[b,e,g]K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	976,985	1,209
[b,e,g]K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	232,121	1,071

			30,827,946

Technology Hardware & Equipment 0.0%†

Tech Data Corp., senior note, 3.70%, 2/15/22	United States	800,000	821,125

Telecommunication Services 0.2%
[e]Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC, first lien, 144A, 3.36%, 3/20/23	United States	1,250,000	1,260,937
Telefonica Emisiones SA, senior bond, 5.134%, 4/27/20	Spain	3,600,000	3,654,342

			4,915,279

Transportation 0.7%
[e]DAE Funding LLC, senior note, 144A, 4.00%, 8/01/20	United Arab Emirates	4,100,000	4,130,545
FedEx Corp., senior note, 3.40%, 1/14/22	United States	3,900,000	4,017,413
[e]Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	3,200,000	4,330,560
[e]Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	2,000,000	2,013,850
[f,k]RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	4,800,000	5,151,096

			19,643,464

Utilities 1.2%
[e]Calpine Corp., senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	4,000,000	4,098,000
Dominion Energy Inc., junior sub. note, 2.579%, 7/01/20	United States	5,200,000	5,216,160
[e]Korea East-West Power Co. Ltd., senior note, 144A, 3.875%, 7/19/23	South Korea	3,300,000	3,494,436
PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	7,700,000	7,799,530
The Southern Co., senior note, 2.35%, 7/01/21	United States	6,500,000	6,537,060

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Utilities (continued)
[e]State Grid Overseas Investment 2016 Ltd., senior note, 144A, 2.75%, 5/04/22	China	9,400,000	$9,503,447

			36,648,633

Total Corporate Bonds (Cost $671,167,951)			676,584,093

[h,l]Senior Floating Rate Interests 2.5%
Automobiles & Components 0.1%
Adient US LLC,
Initial Term Loans, 6.459%, (3-month USD LIBOR + 4.25%), 5/06/24	United States	517,500	506,503
Initial Term Loans, 6.889%, (6-month USD LIBOR + 4.25%), 5/06/24	United States	1,547,325	1,514,444
Thor Industries Inc., Initial USD Term Loans, 5.813%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	1,791,220	1,749,798

			3,770,745

Capital Goods 0.0%†
Altra Industrial Motion Corp., Term Loan, 3.786%, (3-month USD LIBOR + 2.00%), 10/01/25	United States	576,845	575,940
Doncasters U.S. Finance LLC, Second-Lien Term Loans, 10.354%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	881,574	238,025
Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.323%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	254,234	251,056

			1,065,021

Commercial & Professional Services 0.2%
United Rentals North America Inc., Initial Term Loans, 3.536%, (1-month USD LIBOR + 1.75%), 10/31/25	United States	4,683,533	4,708,904

Consumer Services 0.3%
Aristocrat Technologies Inc., Term B-3 Loans, 3.716%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	2,075,901	2,083,362
Avis Budget Car Rental LLC, Tranche B Term Loans, 3.79%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	1,520,759	1,523,922
Eldorado Resorts Inc., Initial Term Loan, 4.125% - 4.313%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	1,454,810	1,454,494
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loans, 3.573%, (1-month USD LIBOR + 1.75%), 6/17/26	United States	1,650,000	1,658,663
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 3.628%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,790,909	1,796,878

			8,517,319

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

[h,l]Senior Floating Rate Interests (continued)
Energy 0.3%
[m,n]Buckeye Partners LP, Initial Term, TBD, 11/01/26	United States	2,000,000	$2,011,562
Fieldwood Energy LLC, Closing Date Loans, 7.177%, (3-month USD LIBOR + 5.25%), 4/11/22	United States	6,760,617	5,469,339
Utex Industries Inc.,
First Lien Initial Term Loan, 5.786%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	684,589	527,133
Second Lien Initial Term Loan, 9.036%, (1-month USD LIBOR + 7.25%), 5/20/22	United States	71,338	37,810
Wolverine Fuels Holding LLC,
First Lien Initial Term Loan, 7.874%, (3-month USD LIBOR + 5.75%), 8/14/20	United States	1,371,508	1,341,791
Second Lien Initial Term Loan, 12.874%, (3-month USD LIBOR + 10.75%), 2/16/21	United States	427,667	404,502

			9,792,137

Food & Staples Retailing 0.0%†
Aramark Corp., U.S. Term B-3 Loan, 3.536%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	95,905	96,205

Food, Beverage & Tobacco 0.1%
CSM Bakery Supplies LLC, Second Lien Term Loan, 9.78%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	772,194	691,114
JBS USA Lux SA, New Term Loans, 4.286%, (1-month USD LIBOR + 2.50%), 5/01/26	United States	3,785,787	3,803,815
Post Holdings Inc., Series A Incremental Term Loans, 3.83%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	92,028	92,324

			4,587,253

Health Care Equipment & Services 0.2%
HCA Inc., Term Loan B11, 3.536%, (1-month USD LIBOR + 1.75%), 3/18/23	United States	1,312,820	1,318,819
IQVIA Inc., Term B-2 Dollar Loans, 4.104%, (3-month USD LIBOR + 2.00%), 1/20/25	United States	3,532,194	3,546,175

			4,864,994

Household & Personal Products 0.1%
[b]FGI Operating Co. LLC (Freedom Group),
[g]Term Loan, PIK, 12.10%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	1,124,853	1,097,551
Term Loan FILO, 9.624% - 9.658%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	2,140,156	2,135,977

			3,233,528

Materials 0.1%
Appvion Operations, Inc.,
Term Loan, 8.10%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	33,067	33,397
Term Loan, 8.22%, (6-month USD LIBOR + 6.00%), 6/15/26	United States	525,968	531,228

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

[h,l]Senior Floating Rate Interests (continued)
Materials (continued)
Crown Americas LLC, Dollar Term B Loan, 3.997%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	1,052,971	$1,060,868
Oxbow Carbon LLC,
Tranche A Term Loan, 4.286%, (1-month USD LIBOR + 2.50%), 1/04/22	United States	321,287	319,681
Tranche B Term Loan, 5.536%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	547,500	547,158

			2,492,332

Media & Entertainment 0.3%
Charter Communications Operating LLC, Term A-2 Loan, 3.55%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	1,130,803	1,129,390
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.171%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	2,192,878	2,185,339
Gray Television Inc., Term C Loan, 4.511%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	375,921	377,418
Lions Gate Capital Holdings LLC, Term A Loan, 3.536%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	144,763	141,325
Live Nation Entertainment Inc., Term Loan B, 3.688%, (1-month USD LIBOR + 1.75%), 10/17/26	United States	1,292,095	1,294,108
Mediacom Illinois LLC, Tranche N Term Loan, 3.57%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	3,494,496	3,491,585

			8,619,165

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.063%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	118,232	108,646
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.086%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	1,420,504	1,424,277
[m]Horizon Pharma Inc., Sixth Amendment Refinanced Term Loans, 4.563%, (1-month USD LIBOR + 2.50%), 5/22/26	United States	1,452,527	1,458,201
Syneos Health Inc., Initial Term B Loans, 3.786%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	2,600,559	2,608,686
Valeant Pharmaceuticals International,
First Incremental Term Loan, 4.671%, (1-month USD LIBOR + 2.75%), 11/27/25	United States	1,750,000	1,753,594
Initial Term Loans, 4.921%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	473,850	476,088

			7,829,492

Retailing 0.2%
[g] 99 Cents Only Stores,
First Lien Term Loan, PIK, 8.604%, (3-month USD LIBOR + 6.50%), 1/13/22	United States	257,453	211,755
First Lien Term Loan, PIK, 8.535%, (6-month USD LIBOR + 6.50%), 1/13/22	United States	193,242	158,942

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

[h,l]Senior Floating Rate Interests (continued)
Retailing (continued)
Ascena Retail Group Inc., Tranche B Term Loan, 6.313%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	1,373,784	$759,588
General Nutrition Centers Inc., Tranche B-2 Term Loans, 10.54%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	1,166,712	1,102,910
Harbor Freight Tools USA Inc., Refinancing Loans, 4.286%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	2,532,083	2,483,024

			4,716,219

Semiconductors & Semiconductor Equipment 0.1%
MKS Instruments Inc., Tranche B-6 Term Loan, 3.536%, (1-month USD LIBOR + 1.75%), 2/02/26	United States	494,868	496,878
ON Semiconductor Corp., 2019 Replacement Term B-4 Loans, 3.786%, (1-month USD LIBOR + 2.00%), 9/18/26	United States	3,234,379	3,253,012

			3,749,890

Software & Services 0.1%
Go Daddy Operating Co. LLC, Tranche B-2 Term Loan, 3.536%, (1-month USD LIBOR + 1.75%), 2/15/24	United States	1,350,213	1,353,285
LegalZoom.com Inc., 2018 Term Loans, 6.286%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	230,116	230,475
TIBCO Software Inc., Term B-2 Loans, 6.00%, (1-month USD LIBOR + 4.00%), 6/30/26	United States	1,380,000	1,375,401

			2,959,161

Telecommunication Services 0.1%
Global Tel*Link Corp.,
First Lien Term Loan, 6.036%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	953,133	834,945
Second Lien Term Loan, 10.036%, (1-month USD LIBOR + 8.25%), 11/29/26	United States	242,354	231,448
Securus Technologies Holdings Inc.,
Initial Term Loan, 6.286%, (1-month USD LIBOR + 4.50%), 11/01/24	United States	348,228	276,592
Second Lien Initial Loan, 10.036%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	790,636	434,850
[m]Zayo Group LLC, 2017 Incremental Refinancing B-1 Term Loan, 3.786%, (1-month USD LIBOR + 2.00%), 1/19/21	United States	1,193,878	1,197,857

			2,975,692

Transportation 0.0%†
Air Canada, Term Loan, 3.805%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	34,630	34,803
Allegiant Travel Co., Class B Term Loans, 6.709%, (3-month USD LIBOR + 4.50%), 2/05/24	United States	309,501	310,661

			345,464

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*			Value

[h,l]Senior Floating Rate Interests (continued)
Utilities 0.0%†
EFS Cogen Holdings I LLC (Linden),
Term B Advance, 5.04%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	40,424			$40,361
Term B Advance, 5.36%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	99,832			99,676

					140,037

Total Senior Floating Rate Interests (Cost $77,297,359)					74,463,558

[o]Marketplace Loans 0.8%
Diversified Financials 0.8%
[b]Lending Club, 6.00% - 28.80%, 9/19/21 - 10/25/24	United States	23,664,284			22,126,055
[b]Upgrade, 13.64% - 30.50%, 9/05/22 - 10/24/24	United States	2,369,621			2,345,867

Total Marketplace Loans (Cost $26,033,905)					24,471,922

Foreign Government and Agency Securities 4.8%
[e]Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	7,400,000			7,760,676
[f]Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	7,300,000		EUR	7,980,200
[e]Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	323,200,000		DOP	6,133,492
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000			11,206,552
[e]Government of Belarus International Bond, senior note, 144A, 7.625%, 6/29/27	Belarus	500,000			575,625
Government of China, 3.29%, 5/23/29	China	13,500,000		CNY	1,915,535
Government of Colombia,
senior bond, 9.85%, 6/28/27	Colombia	19,800,000,000		COP	7,365,160
senior bond, 5.00%, 6/15/45	Colombia	5,800,000			6,770,108
[e]Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	8,000,000			7,987,320
[e]Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	8,000,000			7,695,720
[e]Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	3,500,000			4,268,005
Government of Mexico, senior note, 4.15%, 3/28/27	Mexico	7,600,000			8,146,440
Government of Peru, senior bond, 6.55%, 3/14/37	Peru	2,200,000			3,218,072
Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	115,300,000		ZAR	6,366,240
[e,f]Government of Spain,
senior bond, 144A, Reg S, 2.70%, 10/31/48	Spain	7,350,000		EUR	11,398,808
senior note, 144A, Reg S, 0.25%, 7/30/24	Spain	22,500,000		EUR	25,644,694
[e]Government of Ukraine, senior bond, 144A, 7.375%, 9/25/32	Ukraine	8,100,000			8,484,871
[p]Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	222,537,457		UYU	5,938,933
The Korea Development Bank, senior note, 3.375%, 3/12/23	South Korea	6,500,000			6,768,158
Nota do Tesouro Nacional, 10.00%, 1/01/21	Brazil	2,350	[i]	BRL	620,290

Total Foreign Government and Agency Securities (Cost $146,406,250)					146,244,899

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

U.S. Government and Agency Securities 12.0%
U.S. Treasury Note,
2.125%, 1/31/21	United States	55,500,000	$55,873,975
2.25%, 7/31/21	United States	39,000,000	39,457,031
2.125%, 9/30/21	United States	117,000,000	118,247,695
[p]Index Linked, 1.375%, 1/15/20	United States	25,935,113	25,937,139
[p]Index Linked, 0.125%, 4/15/21	United States	19,484,874	19,338,313
[p]Index Linked, 0.125%, 1/15/22	United States	40,807,271	40,545,202
[p]Index Linked, 0.125%, 7/15/22	United States	31,238,216	31,192,802
[p]Index Linked, 0.375%, 7/15/23	United States	32,081,106	32,353,627

Total U.S. Government and Agency Securities (Cost $360,798,801)			362,945,784

Asset-Backed Securities and Commercial Mortgage-Backed Securities 46.5%

Automobiles & Components 0.0%†
[q]Countrywide Asset-Backed Certificates, 2002-3, 1A1, FRN, 2.563%, (1-month USD LIBOR + 0.74%), 5/25/32	United States	1,245	1,217

Banks 0.3%
[e,r]BX Commercial Mortgage Trust, 2018-IND, A, 144A, FRN, 2.515%, 11/15/35	United States	5,567,626	5,567,674
[r]Commercial Mortgage Trust,
2006-GG7, AJ, FRN, 5.637%, 7/10/38	United States	1,908,000	1,768,060
2006-GG7, AM, FRN, 5.637%, 7/10/38	United States	102,317	103,014
[q]CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 2.573%, (1-month USD LIBOR + 0.75%), 3/25/34	United States	134,052	135,119
[r,s]GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	858,348	758,402
[q]Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 2.563%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	212,832	212,899
[q]Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 2.558%, (1-month USD LIBOR + 0.735%), 1/25/35	United States	30,800	31,376
[r]Wells Fargo Mortgage Backed Securities Trust,
2005-AR, 1A1, FRN, 5.08%, 2/25/35	United States	593,820	619,475
2005-AR9, 2A2, FRN, 4.592%, 10/25/33	United States	86,686	88,048

			9,284,067

Diversified Financials 46.2%
[e,q]Alinea CLO Ltd., 2018-1A, B, 144A, FRN, 3.616%, (3-month USD LIBOR + 1.65%), 7/20/31	United States	3,000,000	2,941,950
American Express Credit Account Master Trust,
2017-1, B, 2.10%, 9/15/22	United States	13,480,000	13,479,476
2017-6, A, 2.04%, 5/15/23	United States	16,300,000	16,336,316
2018-1, A, 2.67%, 10/17/22	United States	12,000,000	12,039,187
[q]American Home Mortgage Investment Trust,
2004-3, 4A, FRN, 3.531%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	1,402,597	1,411,942
2005-1, 6A, FRN, 4.059%, (6-month USD LIBOR + 2.00%), 6/25/45	United States	755,992	778,556

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e]American Homes 4 Rent, 2015-SFR1, A, 144A, 3.467%, 4/17/52	United States	5,634,933		$5,897,204
[q]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 2.648%, (1-month USD LIBOR + 0.825%), 6/25/34	United States	379,984		382,032
[e,r]AMMC CLO 15 Ltd.,
2014-15A, ARR, 144A, FRN, 3.261%, 1/15/32	United States	4,700,000		4,694,642
2014-15A, BRR, 144A, FRN, 3.801%, 1/15/32	United States	1,494,355		1,474,570
[e]AMMC CLO XI Ltd.,
[r]2012-11A, A1R2, 144A, FRN, 2.946%, 4/30/31	United States	2,750,000		2,728,825
[q]2012-11A, BR2, 144A, FRN, 3.536%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	1,700,000		1,661,767
[q]2012-11A, CR2, 144A, FRN, 3.836%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	1,850,000		1,742,126
[e,q]Antares CLO Ltd., 2018-1A, B, 144A, FRN, 3.616%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	5,400,000		5,262,732
[e,q]ARES CLO Ltd., 2018-48A, B, 144A, FRN, 3.546%, (3-month USD LIBOR + 1.58%), 7/20/30	United States	1,000,000		985,680
[e,r]ARES L CLO Ltd., 2018-50A, B, 144A, FRN, 3.701%, 1/15/32	United States	4,000,000		3,942,760
[e,r]ARES LII CLO Ltd., 2019-52A, C, 144A, FRN, 4.633%, 4/22/31	United States	1,000,000		995,020
[e,r]ARES XLIX CLO Ltd., 2018-49A, C, 144A, FRN, 3.903%, 7/22/30	United States	3,100,000		2,986,881
[e,q]ARES XLVIII CLO Ltd., 2018-48A, C, 144A, FRN, 3.766%, (3-month USD LIBOR + 1.80%), 7/20/30	United States	3,135,000		2,988,658
[q]Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 2.183%, (1-month USD LIBOR + 0.36%), 10/25/35	United States	315,010		316,353
[e,r,t]Armada Euro CLO IV DAC, 4A, B, 144A, FRN, 1.70%, 7/15/33	United Kingdom	10,700,000	EUR	11,933,711
[e,q]Atrium IX, 9A, AR, 144A, FRN, 3.384%, (3-month USD LIBOR + 1.24%), 5/28/30	United States	2,000,000		1,999,040
[e,r]Atrium XII, 2012A, CR, 144A, FRN, 2.783%, 4/22/27	United States	9,000,000		8,977,770
[e,q]Atrium XIII,
2013A, B, 144A, FRN, 3.434%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	1,000,000		988,500
2013A, C, 144A, FRN, 3.734%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	1,000,000		954,000
[e,r]Atrium XIV LLC,
14A, B, 144A, FRN, 3.701%, 8/23/30	United States	2,400,000		2,386,416
14A, C, 144A, FRN, 3.951%, 8/23/30	United States	4,000,000		3,862,280
[e,r]Atrium XV, 15A, B, 144A, FRN, 3.684%, 1/23/31	United States	2,000,000		1,991,560
[e,q]Bain Capital Credit CLO, 2018-1A, A1, 144A, FRN, 2.894%, (3-month USD LIBOR + 0.96%), 4/23/31	United States	2,000,000		1,975,360
[e]BAMLL Commercial Mortgage Securities Trust, 2012-PARK, A, 144A, 2.959%, 12/10/30	United States	3,200,000		3,293,555
[r,u]Bank, 2018-BN13, XA, IO, FRN, 0.515%, 8/15/61	United States	106,419,998		3,593,239
[e,r]BCC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 4.116%, 10/20/30	United States	2,100,000		2,084,565
[e,q]Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 3.423%, (1-month USD LIBOR + 1.60%), 4/25/28	United States	5,208,216		5,215,886
[e,q]Betony CLO 2 Ltd., 2018-1A, A2, 144A, FRN, 3.536%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	3,500,000		3,418,275

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,r]BlueMountain CLO Ltd.,
2012-2A, AR2, 144A, FRN, 3.186%, 11/20/28	United States	2,841,775		$2,846,180
2012-2A, BR2, 144A, FRN, 3.586%, 11/20/28	United States	2,051,917		2,042,150
2014-2A, A2R2, 144A, FRN, 3.366%, 10/20/30	United States	974,225		957,468
2014-2A, CR2, 144A, FRN, 4.166%, 10/20/30	United States	1,000,000		953,960
2018-3A, B, 144A, FRN, 3.71%, 10/25/30	United States	4,000,000		3,985,000
2018-3A, C, 144A, FRN, 4.14%, 10/25/30	United States	1,785,715		1,714,644
[e,r]BlueMountain CLO XXIV Ltd.,
2019-24A, A2, 144A, FRN, 3.566%, 4/20/31	United States	4,687,500		4,674,234
2019-24A, C, 144A, FRN, 4.666%, 4/20/31	United States	1,750,000		1,757,227
[e,r,t]BlueMountain EUR CLO,
5A, A, 144A, FRN, 0.91%, 1/15/33	Ireland	14,100,000	EUR	15,725,731
5A, B, 144A, FRN, 1.55%, 1/15/33	Ireland	4,300,000	EUR	4,795,790
[e,q]BlueMountain Fuji U.S. CLO II Ltd.,
2017-2A, A1A, 144A, FRN, 3.166%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	3,500,000		3,502,240
2017-2A, B, 144A, FRN, 4.116%, (3-month USD LIBOR + 2.15%), 10/20/30	United States	1,000,000		968,080
[e,q]BlueMountain Fuji U.S. CLO III Ltd.,
2017-3A, A2, 144A, FRN, 3.151%, (3-month USD LIBOR + 1.15%), 1/15/30	United States	1,000,000		977,500
2017-3A, C, 144A, FRN, 3.701%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	500,000		473,110
[e]BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	United States	6,843,104		6,971,571
[e,r]Burnham Park CLO Ltd., 2016-1A, BR, 144A, FRN, 3.466%, 10/20/29	United States	2,321,575		2,297,454
Capital One Multi-Asset Execution Trust,
2016-A5, A5, 1.66%, 6/17/24	United States	8,878,000		8,857,858
2017-A4, A4, 1.99%, 7/17/23	United States	14,230,000		14,248,996
[e,q]Carlyle Global Market Strategies CLO Ltd.,
2014-1A, A2R2, 144A, FRN, 3.132%, (3-month USD LIBOR + 1.13%), 4/17/31	United States	1,200,000		1,168,812
2014-4RA, A2, 144A, FRN, 3.601%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	12,000,000		11,791,560
[e,r]Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.201%, 10/15/31	United States	6,500,000		6,447,675
[e,q]Carlyle U.S. CLO Ltd.,
2017-1A, A1A, 144A, FRN, 3.266%, (3-month USD LIBOR + 1.30%), 4/20/31	United States	1,000,000		998,770
2017-2A, B, 144A, FRN, 4.366%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	2,110,000		2,059,254
2017-3A, B, 144A, FRN, 4.316%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,250,000		1,216,112
2017-5A, B, 144A, FRN, 3.766%, (3-month USD LIBOR + 1.80%), 1/20/30	United States	2,200,000		2,062,962

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q]Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 4.953%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	3,011,300	$3,012,685
[e,r]CIM Trust,
2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	United States	7,124,450	7,455,519
2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	13,606,058	14,227,063
Citibank Credit Card Issuance Trust,
2017-A3, A3, 1.92%, 4/07/22	United States	11,000,000	11,003,760
2018-A1, A1, 2.49%, 1/20/23	United States	13,700,000	13,815,899
[e,r]Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 3.566%, 10/20/28	United States	1,714,286	1,703,280
[e,r]Columbia Cent CLO 27 Ltd., 2018-27A, A2A, 144A, FRN, 3.54%, 10/25/28	United States	1,538,462	1,525,816
[e,r]COMM Mortgage Trust, 2014-277P, A, 144A, FRN, 3.732%, 8/10/49.	United States	2,980,000	3,183,994
[r]Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	582,820	632,916
[r]Conseco Financial Corp., 1998-6, A8, FRN, 6.66%, 6/01/30	United States	2,642,433	2,733,312
[e,r]Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
2019-S6, PT, 144A, FRN, 12.793%, 10/17/44	United States	1,720,503	1,606,347
2018-14, PT, 144A, FRN, 9.459%, 9/16/41	United States	2,586,727	2,539,266
2018-29, PT, 144A, FRN, 25.917%, 12/15/43	United States	721,225	596,586
2018-8, 144A, FRN, 8.60%, 6/17/41	United States	1,929,917	1,781,617
2019-26, PT, 144A, FRN, 20.442%, 8/15/44	United States	2,547,260	2,397,754
2019-31, PT, 144A, FRN, 21.412%, 9/15/44	United States	2,300,367	2,149,903
2019-37, PT, 144A, FRN, 20.088%, 10/17/44	United States	2,157,523	2,073,145
2019-42, PT, 144A, FRN, 24.207%, 11/15/44	United States	2,048,001	1,969,275
2019-S1, PT, 144A, FRN, 14.902%, 4/15/44	United States	2,058,107	1,807,253
2019-S2, PT, 144A, FRN, 14.389%, 5/16/44	United States	1,501,488	1,372,529
2019-S3, PT, 144A, FRN, 14.539%, 6/15/44	United States	912,502	851,455
2019-S4, PT, 144A, FRN, 13.454%, 8/15/44	United States	1,943,026	1,813,564
2019-S5, PT, 144A, FRN, 13.279%, 9/15/44	United States	1,846,587	1,693,239
[e,q]Cook Park CLO Ltd., 2018-1A, A2, 144A, FRN, 3.122%, (3-month USD LIBOR + 1.12%), 4/17/30	United States	1,000,000	974,180
[r]Countrywide Home Loans, 2004-11, 2A1, FRN, 3.82%, 7/25/34	United States	1,241,833	1,270,706
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	167,135	151,351
[e,r]CSMC Trust, 2014-IVR3, A1, 144A, FRN, 3.50%, 7/25/44	United States	1,684,145	1,716,135
Discover Card Execution Note Trust,
2018-A4, A4, 3.11%, 1/16/24	United States	8,230,000	8,414,974
2018-A5, A5, 3.32%, 3/15/24	United States	9,386,000	9,654,143
[r]2019-A2, A, FRN, 2.191%, 12/15/23.	United States	9,250,000	9,266,046
2019-A3, A, 1.89%, 10/15/24	United States	11,820,000	11,843,931

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q]Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 2.956%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	3,025,000		$2,992,058
[e,r]Dryden 45 Senior Loan Fund, 2016-45A, CR, 144A, FRN, 4.201%, 10/15/30	United States	625,000		615,119
[e,q]Dryden 49 Senior Loan Fund, 2017-49A, C, 144A, FRN, 4.353%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	870,000		848,676
[e,q]Dryden 50 Senior Loan Fund,
2017-50A, A1, 144A, FRN, 3.221%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	2,640,000		2,631,288
2017-50A, C, 144A, FRN, 4.251%, (3-month USD LIBOR + 2.25%), 7/15/30	United States	2,150,000		2,150,666
[e,q]Dryden 55 CLO Ltd.,
2018-55A, A1, 144A, FRN, 3.021%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	3,000,000		2,972,340
2018-55A, C, 144A, FRN, 3.901%, (3-month USD LIBOR + 1.90%), 4/15/31	United States	600,000		568,896
2018-55A, D, 144A, FRN, 4.851%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	300,000		272,409
[e,q]Dryden 58 CLO Ltd.,
2018-58A, A2, 144A, FRN, 3.252%, (3-month USD LIBOR + 1.25%), 7/17/31	United States	1,600,000		1,573,744
2018-58A, B, 144A, FRN, 3.502%, (3-month USD LIBOR + 1.50%), 7/17/31	United States	11,000,000		10,792,760
[e,q]Dryden 64 CLO Ltd., 2018-64A, A, 144A, FRN, 2.973%, (3-month USD LIBOR + 0.97%), 4/18/31	United States	6,500,000		6,423,820
[e,r]Dryden 70 CLO Ltd., 2018-70A, B, 144A, FRN, 3.701%, 1/16/32	United States	560,580		555,877
[e,r]Dunedin Park CLO DAC,
1A, A1, 144A, FRN, 1.07%, 10/22/32	Ireland	8,200,000	EUR	9,079,062
1A, A2A, 144A, FRN, 1.75%, 10/22/32	Ireland	3,900,000	EUR	4,312,235
[e,r]Eaton Vance CLO Ltd., 2014-1RA, C, 144A, FRN, 4.101%, 7/15/30	United States	789,030		763,110
[e,q]Ellington CLO III Ltd., 2018-3A, A1, 144A, FRN, 3.616%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	3,400,000		3,383,850
[e,r]Euro-Galaxy III CLO BV, 2013-3A, B2ER, 144A, FRN, 1.50%, 1/17/31	Netherlands	1,800,000	EUR	2,004,015
[e,r]Euro-Galaxy V CLO BV, 2016-5A, BR, 144A, FRN, 1.60%, 11/10/30	Netherlands	6,000,000	EUR	6,691,800
FHLMC Structured Agency Credit Risk Debt Notes,
[q]2013-DN2, M2, FRN, 6.073%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	6,474,000		6,987,559
[q]2014-DN1, M2, FRN, 4.023%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	833,001		842,623
[q]2014-DN2, M3, FRN, 5.423%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	14,350,000		15,161,381
[q]2014-DN3, M3, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	1,887,705		1,992,679
[q]2014-DN4, M3, FRN, 6.373%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	7,330,755		7,863,516
[q]2014-HQ1, M3, FRN, 5.923%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	10,078,927		10,653,721

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
FHLMC Structured Agency Credit Risk Debt Notes, (continued)
[q]2014-HQ2, M3, FRN, 5.573%, (1-month USD LIBOR + 3.75%), 9/25/24	United States	12,060,000	$13,034,897
[q]2014-HQ3, M3, FRN, 6.573%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	3,249,179	3,442,389
[q]2015-DN1, M3, FRN, 5.973%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	12,578,190	13,027,363
[q]2015-DNA1, M2, FRN, 3.673%, (1-month USD LIBOR + 1.85%), 10/25/27	United States	5,535,364	5,578,668
[q]2015-DNA1, M3, FRN, 5.123%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	4,500,000	4,787,649
[q]2015-DNA2, M2, FRN, 4.423%, (1-month USD LIBOR + 2.60%), 12/25/27	United States	1,941,926	1,949,975
[q]2015-DNA2, M3, FRN, 5.723%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	18,171,000	18,889,663
[q]2015-DNA3, M2, FRN, 4.673%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	3,077,919	3,111,961
[q]2015-DNA3, M3, FRN, 6.523%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	6,970,000	7,692,802
[q]2015-HQ1, M3, FRN, 5.623%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	10,046,903	10,325,061
[q]2015-HQ2, M3, FRN, 5.073%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	6,860,000	7,173,494
[q]2015-HQA1, M2, FRN, 4.473%, (1-month USD LIBOR + 2.65%), 3/25/28	United States	1,756,238	1,761,315
[q]2015-HQA1, M3, FRN, 6.523%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	18,500,000	19,601,323
[q]2015-HQA2, M2, FRN, 4.623%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	3,078,283	3,096,373
[q]2016-DNA1, M2, FRN, 4.723%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	108,268	108,942
[q]2016-DNA1, M3, FRN, 7.373%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	23,610,000	26,055,920
[q]2016-DNA2, M3, FRN, 6.473%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	14,255,829	15,292,496
[q]2016-HQA1, M2, FRN, 4.573%, (1-month USD LIBOR + 2.75%), 9/25/28	United States	259,109	260,149
[q]2016-HQA2, M2, FRN, 4.073%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	413,458	415,582
[q]2016-HQA2, M3, FRN, 6.973%, (1-month USD LIBOR + 5.15%), 11/25/28	United States	9,640,000	10,580,021
[q]2016-HQA3, M2, FRN, 3.173%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	177,719	178,083
[q]2017-DNA3, M2, FRN, 4.323%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	8,350,000	8,526,492
[r]2017-HQA1, M2, FRN, 5.373%, 8/25/29	United States	15,764,156	16,528,418
[q]2018-HQA1, M1, FRN, 2.523%, (1-month USD LIBOR + 0.70%), 9/25/30	United States	3,720,904	3,722,141

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q]Flagship CLO VIII Ltd., 2014-8A, ARR, 144A, FRN, 2.851%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	4,490,326	$4,490,192
[e,r]Flagstar Mortgage Trust, 2018-6RR, 1A3, 144A, FRN, 4.00%, 10/25/48	United States	6,974,011	7,157,551
FNMA Connecticut Avenue Securities,
[q]2013-C01, M2, FRN, 7.073%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	17,238,688	19,004,514
[q]2014-C02, 1M2, FRN, 4.423%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	12,929,309	13,451,733
[q]2014-C02, 2M2, FRN, 4.423%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,212,596	1,254,600
[q]2014-C03, 1M2, FRN, 4.823%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	22,732,254	23,888,098
[q]2014-C03, 2M2, FRN, 4.723%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	18,457,940	19,196,655
[q]2014-C04, 1M1, FRN, 6.723%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	10,966,017	11,954,627
[q]2014-C04, 2M2, FRN, 6.823%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	4,943,769	5,273,890
[q]2015-C01, 1M2, FRN, 6.123%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	11,008,666	11,661,856
[q]2015-C01, 2M2, FRN, 6.373%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	5,430,894	5,617,519
[q]2015-C02, 1M2, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	11,688,629	12,335,509
[q]2015-C02, 2M2, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	6,756,227	7,029,755
[q]2015-C03, 1M2, FRN, 6.823%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	10,596,089	11,447,389
[q]2015-C03, 2M2, FRN, 6.823%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	6,414,064	6,823,093
[r]2016-C01, 2M2, FRN, 8.773%, 8/25/28	United States	7,939,852	8,625,289
[r]2016-C04, 1M2, FRN, 6.073%, 1/25/29	United States	15,320,000	16,190,921
[r]2016-C05, 2M2, FRN, 6.273%, 1/25/29	United States	14,277,901	15,040,098
[r]2016-C06, 1M2, FRN, 6.073%, 4/25/29	United States	4,260,000	4,533,771
[r]2016-C07, 2M2, FRN, 6.173%, 5/25/29	United States	11,110,238	11,675,662
[q]2017-C01, 1M2, FRN, 5.373%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	20,305,000	21,278,361
[r]2017-C06, 1M2, FRN, 4.473%, 2/25/30	United States	12,970,000	13,256,162
[q]2018-C02, 2M1, FRN, 2.473%, (1-month USD LIBOR + 0.65%), 8/25/30	United States	1,707,986	1,708,031
[e,r]Galaxy XVIII CLO Ltd., 2018-28A, A2, 144A, FRN, 3.071%, 7/15/31	United States	6,500,000	6,492,005
[e,r]Galaxy XXV CLO Ltd., 2018-25A, B, 144A, FRN, 3.59%, 10/25/31	United States	2,000,000	1,969,180
[e,r]Galaxy XXVI CLO Ltd.,
2018-26A, A, 144A, FRN, 3.35%, 11/22/31	United States	3,429,602	3,423,154
2018-26A, B, 144A, FRN, 3.85%, 11/22/31	United States	2,100,000	2,072,595

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q]Galaxy XXVII CLO Ltd., 2018-27A, A, 144A, FRN, 3.188%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	1,500,000	$1,483,170
[r]Greenpoint Manufactured Housing, 1999-5, M1A, FRN, 8.30%, 10/15/26	United States	357,243	377,933
[q]GSAA Home Equity Trust,
2005-5, M3, FRN, 2.768%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	1,763,533	1,803,312
2005-6, A3, FRN, 2.193%, (1-month USD LIBOR + 0.37%), 6/25/35	United States	54,750	54,953
[q]GSAMP Trust, 2005-HE3, M2, FRN, 2.828%, (1-month USD LIBOR + 1.005%), 6/25/35	United States	55,659	55,847
[r]GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 4.53%, 1/25/35	United States	242,832	248,978
[e,q]Halcyon Loan Advisors Funding Ltd., 2018-1A, A2, 144A, FRN, 3.766%, (3-month USD LIBOR + 1.80%), 7/21/31	United States	5,000,000	4,850,200
[e,r]Harbor Park CLO Ltd.,
1A, A2, 144A, FRN, 3.366%, 1/20/31	United States	1,710,526	1,697,817
1A, B1, 144A, FRN, 3.666%, 1/20/31	United States	466,667	463,545
[e,q]HayFin Kingsland IX Ltd., 2013-6A, BR, 144A, FRN, 3.736%, (3-month USD LIBOR + 1.80%), 4/28/31	United States	5,200,000	5,134,220
[e,r]HPS Loan Management Ltd.,
2013A-18, A2, 144A, FRN, 3.451%, 10/15/30	United States	1,400,000	1,388,366
2013A-18, C, 144A, FRN, 4.151%, 10/15/30	United States	500,000	481,535
[e]Invitation Homes Trust,
[q]2017-SFR2, A, 144A, FRN, 2.739%, (1-month USD LIBOR + 0.85%), 12/17/36	United States	13,295,218	13,294,568
[q]2018-SFR3, A, 144A, FRN, 2.889%, (1-month USD LIBOR + 1.00%), 7/17/37	United States	10,983,696	11,013,156
[r]2018-SFR4, A, 144A, FRN, 2.989%, 1/17/38	United States	9,051,576	9,101,942
[r]JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 4.909%, 2/25/34	United States	32,256	34,062
[e,q]LCM 26 Ltd.,
26A, B, 144A, FRN, 3.366%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	4,500,000	4,351,995
26A, C, 144A, FRN, 3.766%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	2,000,000	1,883,540
[e,r]LCM XV LP, 2015-A, AR, 144A, FRN, 3.206%, 7/20/30	United States	1,250,000	1,250,487
[e,r]LCM XVI LP,
2016A, A2R, 144A, FRN, 3.181%, 10/15/31	United States	1,083,333	1,080,300
2016A, BR2, 144A, FRN, 3.751%, 10/15/31	United States	1,756,602	1,751,982
[e,r]LCM XXII Ltd., 22A, A2R, 144A, FRN, 3.416%, 10/20/28	United States	5,000,000	4,901,700
[e,q]LCM XXIII Ltd., 23A, A2, 144A, FRN, 3.816%, (3-month USD LIBOR + 1.85%), 10/20/29	United States	1,000,000	1,000,400
[e,q]LCM XXV Ltd., 25A, A, 144A, FRN, 3.176%, (3-month USD LIBOR + 1.21%), 7/20/30	United States	274,000	273,797
[q]Lehman XS Trust, 2005-4, 1A4, FRN, 2.383%, (1-month USD LIBOR + 0.56%), 10/25/35	United States	393,785	391,991

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q]Long Point Park CLO Ltd.,
2017-1A, A2, 144A, FRN, 3.377%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	2,400,000		$2,340,720
2017-1A, B, 144A, FRN, 3.702%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	1,000,000		954,350
[e,r]Mach One ULC, 2004-1A, M, 144A, FRN, 5.45%, 5/28/40	United States	162,674		161,983
[e,r]Madison Park Euro Funding XIV DAC, 2014A, A1N, 144A, FRN, 1.12%, 7/15/32	Ireland	4,200,000	EUR	4,704,534
[e,q]Madison Park Funding Ltd.,
2018-28A, B, 144A, FRN, 3.601%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	2,000,000		1,976,700
2018-28A, C, 144A, FRN, 3.851%, (3-month USD LIBOR + 1.85%), 7/15/30	United States	4,200,000		4,034,814
[e,q]Madison Park Funding XI Ltd., 2013-11, CR, 144A, FRN, 4.134%, (3-month USD LIBOR + 2.20%), 7/23/29	United States	1,910,000		1,856,615
[e,r]Madison Park Funding XIV Ltd.,
2014-14A, BRR, 144A, FRN, 3.653%, 10/22/30	United States	1,000,000		992,990
2014-14A, CRR, 144A, FRN, 4.153%, 10/22/30	United States	375,000		368,490
[e,q]Madison Park Funding XXIII Ltd.,
2017-23A, B, 144A, FRN, 3.636%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	4,000,000		3,975,240
2017-23A, C, 144A, FRN, 4.286%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	1,300,000		1,278,589
[e,r]Madison Park Funding XXIX Ltd.,
2018-29A, A2, 144A, FRN, 3.453%, 10/18/30	United States	7,945,455		7,859,565
2018-29A, B, 144A, FRN, 3.753%, 10/18/30	United States	4,000,000		3,978,200
2018-29A, C, 144A, FRN, 4.203%, 10/18/30	United States	995,968		976,118
[e,q]Madison Park Funding XXVI Ltd., 2017-26A, AR, 144A, FRN, 3.128%, (3-month USD LIBOR + 1.20%), 7/29/30	United States	4,400,000		4,392,124
[e,q]Madison Park Funding XXVII Ltd., 2018-27A, A1B, 144A, FRN, 3.096%, (3-month USD LIBOR + 1.13%), 4/20/30	United States	3,061,000		3,018,238
[e,r]Madison Park Funding XXXI Ltd.,
2018-31A, A2A, 144A, FRN, 3.434%, 1/23/31	United States	2,250,000		2,234,700
2018-31A, B, 144A, FRN, 3.634%, 1/23/31	United States	3,000,000		2,979,660
2018-31A, C, 144A, FRN, 4.084%, 1/23/31	United States	650,000		636,200
[e,r]Magnetite Ltd., 2015-14RA, A1, 144A, FRN, 3.123%, 10/18/31	United States	11,000,000		10,970,630
MASTR Alternative Loan Trust,
2003-1, 3A1, 5.00%, 6/25/23	United States	13,248		13,968
2003-6, 2A1, 5.00%, 8/25/20	United States	23,663		23,670
[q]Merrill Lynch Mortgage Investors Trust, 2005-A10, A, FRN, 2.033%, (1-month USD LIBOR + 0.21%), 2/25/36	United States	1,875,976		1,845,880
[q]Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN, 2.443%, (1-month USD LIBOR + 0.62%), 10/25/28	United States	474,822		481,562
[e,r]Mill City Mortgage Loan Trust,
2016-1, A, 144A, FRN, 2.50%, 4/25/57	United States	5,835,014		5,864,387
2017-3, A1, 144A, FRN, 2.75%, 1/25/61	United States	6,665,992		6,747,840
2018-1, A1, 144A, FRN, 3.25%, 5/25/62	United States	12,541,036		12,868,113
2018-2, A1, 144A, FRN, 3.50%, 5/25/58	United States	4,359,279		4,479,687

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,r]Mill City Mortgage Loan Trust, (continued)
2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	9,680,000	$9,991,114
[e,r]Morgan Stanley Capital I Trust, 2011-C1, A4, 144A, FRN, 5.033%, 9/15/47	United States	3,478,298	3,537,553
[e,r]Mountain View Funding CLO XIV Ltd., 2019-1A, A1, 144A, FRN, 3.441%, 4/15/29	United States	4,500,000	4,500,945
[e]Neuberger Berman CLO Ltd.,
[r]2016-22A, A2R, 144A, FRN, 3.402%, 10/17/30	United States	1,400,000	1,388,856
[r]2016-22A, BR, 144A, FRN, 3.652%, 10/17/30	United States	900,000	891,819
[q]2017-26A, C, 144A, FRN, 3.753%, (3-month USD LIBOR + 1.75%), 10/18/30	United States	2,100,000	1,985,886
[e,r]Neuberger Berman CLO XVIII Ltd.,
2014-18A, A1BR, 144A, FRN, 3.366%, 10/21/30	United States	2,295,000	2,283,846
2014-18A, BR2, 144A, FRN, 4.116%, 10/21/30	United States	1,600,000	1,532,912
[e,q]Neuberger Berman CLO XVI-S Ltd.,
2017-16SA, B, 144A, FRN, 3.251%, (3-month USD LIBOR + 1.25%), 1/15/28	United States	400,000	391,720
2017-16SA, C, 144A, FRN, 3.601%, (3-month USD LIBOR + 1.60%), 1/15/28	United States	400,000	390,464
[e]Neuberger Berman Loan Advisers CLO Ltd.,
[q]2017-26A, B, 144A, FRN, 3.503%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	1,078,945	1,058,186
[q]2018-27A, C, 144A, FRN, 3.701%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	500,000	469,325
[r]2019-32A, B, 144A, FRN, 3.816%, 1/19/32	United States	4,800,000	4,787,952
[r]2019-32A, C, 144A, FRN, 4.616%, 1/19/32	United States	6,000,000	6,000,300
[q]New York Mortgage Trust, 2005-3, M1, FRN, 2.498%, (1-month USD LIBOR + 0.675%), 2/25/36	United States	190,431	180,098
[e,q]Newark BSL CLO 2 Ltd., 2017-1A, B, 144A, FRN, 4.29%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	583,989	576,543
[e,q]NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.682%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	6,600,000	6,470,376
[e]OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	United States	5,834,000	5,858,123
[e,q]OBX Trust, 2018-1, A2, 144A, FRN, 2.473%, (1-month USD LIBOR + 0.65%), 6/25/57	United States	2,821,866	2,817,135
[e]Octagon Investment Partners 18-R Ltd.,
[r]2018-18A, A1A, 144A, FRN, 2.961%, 4/16/31	United States	1,000,000	991,010
[q]2018-18A, C, 144A, FRN, 4.701%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	1,000,000	894,420
[e,q]Octagon Investment Partners 26 Ltd.,
2016-1A, A2R, 144A, FRN, 3.351%, (3-month USD LIBOR + 1.35%), 7/15/30	United States	1,600,000	1,573,632
2016-1A, BR, 144A, FRN, 3.601%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	2,000,000	1,971,600
[e,r]Octagon Investment Partners 28 Ltd.,
2016-1A, A2R, 144A, FRN, 3.386%, 10/24/30	United States	4,000,000	4,004,840
2016-1A, BR, 144A, FRN, 3.736%, 10/24/30	United States	1,186,282	1,185,511

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q]Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 4.366%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	280,761		$278,024
[e,q]Octagon Investment Partners 35 Ltd., 2018-1A, A1B, 144A, FRN, 3.066%, (3-month USD LIBOR + 1.10%), 1/20/31	United States	2,000,000		1,955,580
[e,q]Octagon Investment Partners 37 Ltd., 2018-2A, A2, 144A, FRN, 3.52%, (3-month USD LIBOR + 1.58%), 7/25/30	United States	1,000,000		986,660
[e,q]Octagon Investment Partners XVI Ltd.,
2013-1A, BR, 144A, FRN, 3.602%, (3-month USD LIBOR + 1.60%), 7/17/30	United States	4,000,000		3,944,200
2013-1A, CR, 144A, FRN, 3.852%, (3-month USD LIBOR + 1.85%), 7/17/30	United States	3,000,000		2,822,910
[e,q]Octagon Investment Partners XXII Ltd., 2014-1A, CRR, 144A, FRN, 3.853%, (3-month USD LIBOR + 1.90%), 1/22/30	United States	2,100,000		1,987,230
[e,q]Octagon Investment Partners XXIII Ltd.,
2015-1A, CR, 144A, FRN, 3.851%, (3-month USD LIBOR + 1.85%), 7/15/27	United States	250,000		246,322
2015-1A, DR, 144A, FRN, 4.551%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	300,000		292,137
[e,r]Octagon Loan Funding Ltd., 2014-1A, ARR, 144A, FRN, 3.304%, 11/18/31	United States	3,300,000		3,286,734
[e]Progress Residential Trust,
2017-SFR1, A, 144A, 2.768%, 8/17/34	United States	408,504		411,260
2018-SFR2, A, 144A, 3.712%, 8/17/35	United States	2,967,000		3,033,868
[q]RAAC, 2004-SP1, AII, FRN, 2.523%, (1-month USD LIBOR + 0.70%), 3/25/34	United States	289,629		288,597
[e,r]Race Point X CLO Ltd., 2016-10A, B1R, 144A, FRN, 3.59%, 7/25/31	United States	700,000		683,718
[e,q]Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.223%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	3,632,060		3,632,869
[e,r]Sequoia Mortgage Trust, 2016-2, A4, 144A, FRN, 3.50%, 8/25/46	United States	12,254,106		12,527,757
[e,r]Sound Point Euro CLO II Funding DAC,
2A, A, 144A, FRN, 1.11%, 10/26/32	Ireland	8,200,000	EUR	9,167,815
2A, B1, 144A, FRN, 1.85%, 10/26/32	Ireland	4,300,000	EUR	4,788,239
[r]Structured ARM Loan Trust, 2004-12, 3A1, FRN, 4.214%, 9/25/34	United States	1,260,162		1,289,988
[q]Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN, 2.546%, (1-month USD LIBOR + 0.70%), 2/19/35	United States	1,160,143		1,152,575
[e,q]TCI-Flatiron CLO Ltd., 2017-1A, C, 144A, FRN, 3.974%, (3-month USD LIBOR + 1.85%), 11/18/30	United States	500,000		472,450
Thornburg Mortgage Securities Trust,
[q]2004-3, A, FRN, 2.563%, (1-month USD LIBOR + 0.74%), 9/25/44	United States	701,125		708,994
[r]2005-1, A3, FRN, 4.578%, 4/25/45	United States	177,865		179,680
[e]Towd Point Mortgage Trust,
[r]2015-1, 144A, FRN, 2.75%, 11/25/60	United States	475,819		479,655
2015-1, AE, 144A, 3.00%, 10/25/53	United States	3,103,826		3,126,021
[r]2015-2, 2A1, 144A, FRN, 3.75%, 11/25/57	United States	505,655		511,131
[r]2015-3, A1A, 144A, FRN, 3.50%, 3/25/54	United States	1,964,945		1,986,838
[r]2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	United States	907,383		913,685

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e]Towd Point Mortgage Trust, (continued)
[r]2016-1, A1, 144A, FRN, 3.50%, 2/25/55	United States	7,664,199	$7,798,680
[r]2016-2, A1A, 144A, FRN, 2.75%, 8/25/55	United States	789,910	798,795
[r]2016-3, A1, 144A, FRN, 2.25%, 4/25/56	United States	8,114,465	8,117,020
[r]2016-4, A1, 144A, FRN, 2.25%, 7/25/56	United States	12,206,495	12,216,297
[r]2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	3,829,710	3,854,502
[r]2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	11,588,709	11,759,202
[r]2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	11,467,112	11,587,730
[r]2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	12,483,079	12,665,784
[q]2017-5, A1, 144A, FRN, 2.423%, (1-month USD LIBOR + 0.60%), 2/25/57	United States	2,697,691	2,698,147
[r]2018-1, A1, 144A, FRN, 3.00%, 1/25/58	United States	2,879,629	2,930,983
[r]2018-2, A1, 144A, FRN, 3.25%, 3/25/58	United States	6,725,882	6,902,797
[r]2018-3, A1, 144A, FRN, 3.75%, 5/25/58	United States	14,300,553	14,945,307
[r]2018-4, A1, 144A, FRN, 3.00%, 6/25/58	United States	17,003,140	17,569,970
[r]2018-5, A1A, 144A, FRN, 3.25%, 7/25/58	United States	3,828,359	3,941,368
[r]2018-6, A1A, 144A, FRN, 3.75%, 3/25/58	United States	6,957,214	7,248,483
[r]2019-1, A1, 144A, FRN, 3.75%, 3/25/58	United States	13,437,024	14,203,934
[e,r]Upgrade Master Pass-Thru Trust, 2019-PT1, A, 144A, FRN, 11.128%, 6/15/25	United States	1,090,333	1,089,898
[e]Voya CLO Ltd.,
[q]2012-4A, A2R, 144A, FRN, 3.851%, (3-month USD LIBOR + 1.85%), 10/15/28	United States	7,660,000	7,663,141
[q]2013-2A, A1R, 144A, FRN, 2.91%, (3-month USD LIBOR + 0.97%), 4/25/31	United States	4,500,000	4,455,540
[q]2013-2A, CR, 144A, FRN, 4.69%, (3-month USD LIBOR + 2.75%), 4/25/31	United States	375,000	337,766
[q]2014-1A, CR2, 144A, FRN, 4.803%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	600,000	542,958
[r]2016-3A, A1R, 144A, FRN, 3.193%, 10/18/31	United States	1,800,000	1,797,498
[r]2016-3A, A2R, 144A, FRN, 3.403%, 10/18/31	United States	818,182	808,282
[r]2016-3A, CR, 144A, FRN, 5.253%, 10/18/31	United States	1,698,113	1,588,007
[q]2017-3A, B, 144A, FRN, 4.316%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	507,690	502,126
[q]2018-2A, A2, 144A, FRN, 3.251%, (3-month USD LIBOR + 1.25%), 7/15/31	United States	2,500,000	2,455,000
[r]2018-4A, B, 144A, FRN, 3.851%, 1/15/32	United States	948,052	941,947
[q]WaMu Mortgage Pass-Through Certificates,
2005-AR19, A1A1, FRN, 2.093%, (1-month USD LIBOR + 0.27%), 12/25/45	United States	2,037,361	2,041,238
2005-AR8, 1A1A, FRN, 2.403%, (1-month USD LIBOR + 0.58%), 7/25/45	United States	820,751	822,924

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e,q]Webster Park CLO Ltd., 2015-1A, A2R, 144A, FRN, 3.566%, (3-month USD LIBOR + 1.60%), 7/20/30	United States	1,750,000	$1,726,690
Wells Fargo Commercial Mortgage Trust, 2016-NXS6, A2, 2.399%, 11/15/49	United States	6,534,000	6,566,403
[e,r]Wells Fargo Mortgage Backed Securities, 2018-1, A3, 144A, FRN, 3.50%, 7/25/47	United States	5,327,292	5,427,829
[r]Wells Fargo Mortgage Backed Securities Trust,
2004-W, A9, FRN, 4.597%, 11/25/34	United States	56,574	59,328
2005-AR10, 2A3, FRN, 4.927%, 6/25/35	United States	310,284	319,128
[e,q]West CLO Ltd.,
2014-1A, A2R, 144A, FRN, 3.353%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	1,360,000	1,357,103
2014-1A, BR, 144A, FRN, 3.853%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	2,410,000	2,403,879

			1,397,999,556

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $1,421,609,049)			1,407,284,840

Mortgage-Backed Securities 2.7%
[v]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 4.715% - 4.886%, (12-month USD LIBOR +/- MBS Margin), 10/01/36 - 6/01/37	United States	1,396,398	1,476,208

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 2.1%
[w]FHLMC 15 Year, 2.50%, 10/01/34	United States	62,740,000	63,421,317
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	75,095	77,449
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	10,081	10,405
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	104,437	115,396

			63,624,567

[v]Federal National Mortgage Association (FNMA) Adjustable Rate 0.4%
FNMA, 3.10% - 3.293%, (1-month USD LIBOR +/- MBS Margin), 4/01/28 - 7/01/34	United States	258,729	265,827
FNMA, 4.25%, (Federal COF +/- MBS Margin), 8/01/29	United States	3,347	3,388
FNMA, 2.946% - 4.461%, (US 3 Year CMT T-Note +/- MBS Margin), 3/01/21 - 6/01/34	United States	48,260	49,047
FNMA, 4.50%, (6-month US T-Bill +/- MBS Margin), 8/01/32	United States	85,994	87,947
FNMA, 4.746%, (US 5 Year CMT T-Note +/- MBS Margin), 2/01/30	United States	55,039	58,906
FNMA, 3.334% - 5.011%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 2/01/44	United States	9,255,049	9,707,967
FNMA, 3.59% - 5.165%, (US 1 Year CMT T-Note +/- MBS Margin), 2/01/21 - 10/01/44	United States	2,258,494	2,332,924
FNMA, 3.123% - 5.488%, (6-month USD LIBOR +/- MBS Margin), 9/01/22 - 8/01/37	United States	891,044	912,076

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Mortgage-Backed Securities (continued)
[v]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.391% - 5.625%, (11th District COF +/- MBS Margin), 12/01/25 - 12/01/36	United States	105,095	$106,943

			13,525,025

Federal National Mortgage Association (FNMA) Fixed Rate 0.1%
FNMA 15 Year, 3.50%, 10/01/25	United States	656,713	680,101
FNMA 15 Year, 4.00%, 12/01/25	United States	973,985	1,016,085
FNMA 15 Year, 4.50%, 5/01/23 - 6/01/25	United States	638,857	661,632
FNMA 30 Year, 5.00%, 3/01/38	United States	22,164	24,411

			2,382,229

[v]Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†

GNMA, 3.25% - 3.875%, (US 1 Year CMT T-Note +/- MBS Margin), 4/20/26 - 9/20/26	United States	14,733	15,027

Total Mortgage-Backed Securities (Cost $80,797,940)			81,023,056

Municipal Bonds 2.9%
California State GO, Various Purpose, Refunding, 2.375%, 10/01/26	United States	18,195,000	18,441,178
[t]Honolulu City and County Wastewater System Revenue, Second Bond Resolution, Refunding, Junior Series B, 2.233%, 7/01/24	United States	2,470,000	2,486,598
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 3.389%, 1/01/20	United States	5,900,000	5,912,980
New York State GO, Refunding, Series B, 2.12%, 2/15/25	United States	18,195,000	18,414,614
New York State Urban Development Corp. Sales Tax Revenue, Series B, 2.25%, 3/15/26	United States	20,685,000	20,884,610
Pennsylvania State GO, Refunding, Second Series, 5.00%, 1/15/20	United States	6,500,000	6,548,750
San Jose RDA Successor Agency Tax Allocation,
Senior, Refunding, Series A-T, 2.48%, 8/01/21	United States	1,595,000	1,617,234
Senior, Refunding, Series A-T, 2.63%, 8/01/22	United States	5,320,000	5,446,191
Texas State GO, Transportation Commission Highway Improvement, Series A, 5.00%, 4/01/21	United States	2,685,000	2,831,306
[t]Texas State University Systems Financing Revenue, Refunding, Serise B, 2.351%, 3/15/26	United States	4,825,000	4,854,288

Total Municipal Bonds (Cost $86,566,551)			87,437,749

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

	Country	Shares/ Units	Value

Escrows and Litigation Trusts 0.0%
[a,b]NewPage Corp., Escrow Account	United States	500,000	$—
[a,b,c]Remington Outdoor Co. Inc., Litigation Units	United States	16,078	—
[a,b]T-Mobile USA Inc., Escrow Account	United States	1,800,000	—

Total Escrows and Litigation Trusts (Cost $—)			—

Total Investments before Short Term Investments (Cost $2,937,389,106)			2,917,297,443

		Principal Amount*

Short Term Investments 3.6%

Corporate Bonds (Cost $2,021,670) 0.0%†
Telecommunication Services 0.0%†
[e]Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	2,000,000	2,030,000

Total Investments before Money Market Funds (Cost $2,939,410,776)			2,919,327,443

		Shares
Money Market Funds (Cost $108,041,040) 3.6%
[d,x]Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	108,041,040	108,041,040

Total Investments (Cost $3,047,451,816) 100.1%			3,027,368,483

Other Assets, less Liabilities (0.1)%			(3,332,585)

Net Assets 100.0%			$3,024,035,898

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $1,022,164,639, representing 33.8% of net assets.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At October 31, 2019, the aggregate value of these securities was $64,358,389, representing 2.1% of net assets.

gIncome may be received in additional securities and/or cash.

hThe coupon rate shown represents the rate at period end.

iPrincipal amount is stated in 1,000 Brazilian Real Units.

jSee Note 7 regarding defaulted securities.

kSee Note 1(g) regarding loan participation notes.

lSee Note 1(j) regarding senior floating rate interests.

mA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

nA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

oSee Note 1(k) regarding Marketplace lending.

pPrincipal amount of security is adjusted for inflation. See Note 1(m).

qThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

rAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

sThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

tSecurity purchased on a when-issued basis. See Note 1(d).

uInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(d).

xThe rate shown is the annualized seven-day effective yield at period end.

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Australian 3 Yr. Bond	Long	725	$57,666,724	12/16/19	$87,706
Australian 10 Yr. Bond	Long	200	20,105,599	12/16/19	(243)
Canadian 10 Yr. Bond	Long	354	38,193,817	12/18/19	(531,552)
CME Ultra Long Term U.S. Treasury Bond	Short	5	948,750	12/19/19	42,649
U.S. Treasury 2 Yr. Note	Long	3,291	709,544,742	12/31/19	(1,561,842)
U.S. Treasury 5 Yr. Note	Short	76	9,059,438	12/31/19	79,466
U.S. Treasury 10 Yr. Note	Short	850	110,752,344	12/19/19	(238,196)
U.S. Treasury 30 Yr. Bond	Short	150	24,206,250	12/19/19	656,037
Ultra 10 Yr. U.S. Treasury Note	Short	84	11,937,187	12/19/19	234,429

Total Futures Contracts					$(1,231,546)

*As of period end.

At October 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Brazilian Real	JPHQ	Sell	2,640,000	$645,582	12/09/19	$—	$(10,752)
Brazilian Real	JPHQ	Sell	985,000	241,244	12/11/19	—	(3,615)
Indonesian Rupiah	JPHQ	Buy	31,065,000,000	2,120,912	12/16/19	73,897	—
Australian Dollar	JPHQ	Sell	11,520,000	7,773,523	1/09/20	—	(183,605)
Australian Dollar	JPHQ	Sell	4,300,000	2,931,525	1/28/20	—	(39,711)
Japanese Yen	JPHQ	Buy	2,572,000,000	24,360,898	1/29/20	—	(395,701)
Canadian Dollar	JPHQ	Sell	9,160,000	6,901,904	1/30/20	—	(59,120)
Canadian Dollar	JPHQ	Sell	43,606,003	33,187,715	1/30/20	49,895	—
Danish Krone	JPHQ	Sell	88,653,329	13,362,422	1/30/20	32,595	—
Euro	JPHQ	Sell	63,822,612	72,171,192	1/30/20	532,384	—
Mexican Peso	JPHQ	Buy	48,650,000	2,410,982	1/30/20	82,529	—
Norwegian Krone	JPHQ	Buy	67,900,000	7,546,118	1/30/20	—	(159,038)
Chinese Yuan Renminbi	JPHQ	Sell	68,950,000	9,697,114	2/24/20	—	(55,301)
Japanese Yen	JPHQ	Buy	1,080,000,000	10,161,502	3/13/20	—	(72,306)
Canadian Dollar	JPHQ	Buy	43,524,355	33,070,705	3/16/20	4,683	—
Canadian Dollar	JPHQ	Sell	3,300,000	2,495,803	3/16/20	—	(11,961)
Canadian Dollar	JPHQ	Sell	5,300,000	4,052,731	3/16/20	25,112	—
Euro	BZWS	Sell	194,860	218,644	3/16/20	—	(683)
Euro	CITI	Sell	391,262	439,094	3/16/20	—	(1,295)
Euro	DBAB	Sell	3,367,136	3,774,728	3/16/20	—	(15,185)
Euro	GSCO	Sell	420,000	470,988	3/16/20	—	(1,747)
Euro	JPHQ	Sell	21,003,130	23,504,936	3/16/20	—	(135,344)
Norwegian Krone	JPHQ	Buy	83,000,000	9,268,565	3/16/20	—	(239,746)

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Swedish Krona	JPHQ	Buy	59,800,000	$6,101,138	3/16/20	$136,493	$—
Swedish Krona	JPHQ	Sell	59,800,000	6,287,192	3/16/20	49,562	—
South Korean Won	JPHQ	Sell	2,920,000,000	2,454,400	3/25/20	—	(50,220)
Turkish Lira	JPHQ	Buy	9,910,000	1,571,395	4/15/20	87,878	—

Total Forward Exchange Contracts						$1,075,028	$(1,435,330)

Net unrealized appreciation (depreciation)							$(360,302)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At October 31, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts

Contracts to Sell Protection[c,d]

Traded Index
CDX.NA.HY.24	5.00%	Quarterly		6/20/20	$28,536,250	$538,027	$496,637	$41,390	Non- Investment Grade
CDX.NA.IG.31	1.00%	Quarterly		12/20/21	74,600,000	1,363,537	868,045	495,492	Investment Grade

Total Centrally Cleared Swap Contracts						$1,901,564	$1,364,682	$536,882

OTC Swap Contracts

Contracts to Buy Protectionc

Single Name
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	$11,000,000	$(2,263,291)	$(2,113,160)	$(150,131)
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	12/20/19	1,780,000	(21,878)	(10,034)	(11,844)
Avon Products Inc.	(5.00)%	Quarterly	CITI	3/20/23	5,835,000	(668,856)	(574,811)	(94,045)
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	4,100,000	(63,316)	32,482	(95,798)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	900,000	(1,553)	5,757	(7,310)
Nabors Industries Inc.	(1.00)%	Quarterly	CITI	12/20/21	5,150,000	616,740	160,545	456,195
Navient Corp.	(5.00)%	Quarterly	JPHQ	3/20/20	1,150,000	(27,611)	(16,169)	(11,442)

Contracts to Sell Protection[c,d]

Single Name
American Tower Corp.	1.00%	Quarterly	GSCO	3/20/21	6,500,000	20,414	(33,733)	54,147	BBB-
The Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	12/20/24	11,000,000	220,478	194,747	25,731	BBB+
Government of Argentina	5.00%	Quarterly	CITI	12/20/21	7,085,000	(4,208,379)	(4,007,018)	(201,361)	CCC-
Government of Indonesia	1.00%	Quarterly	CITI	12/20/24	5,225,000	65,889	35,145	30,744	NR
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	4,100,000	20,813	(142,437)	163,250	NR
Government of Russia	1.00%	Quarterly	CITI	12/20/24	3,700,000	47,268	37,701	9,567	BBB-
Government of Spain	1.00%	Quarterly	CITI	12/20/24	4,400,000	144,651	128,704	15,947	NR

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Single Name (continued)
Morgan Stanley	1.00%	Quarterly	JPHQ	12/20/24	$11,000,000	$239,090	$213,745	$25,345	BBB+
Nabors Industries Inc.	1.00%	Quarterly	CITI	12/20/23	5,150,000	(1,295,717)	(638,278)	(657,439)	BB-
Traded Index
[e]BNP Paribas Bespoke Rodez Index, Mezzanine Tranche 5-7%	2.00%	Quarterly	BNDP	12/20/20	3,600,000	29,863	—	29,863	Non-
									Investment
									Grade
[e]BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	2,000,000	48,245	—	48,245	Non-
									Investment
									Grade
[e]Citibank Bespoke Cambridge Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	2,200,500	(196,514)	(24,674)	(171,840)	Non-
									Investment
									Grade
[e]Citibank Bespoke Palma Index, Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	4,200,000	59,610	—	59,610	Non-
									Investment
									Grade
[e]Citibank Bespoke Phoenix Index, Mezzanine Tranche 5-7%	2.90%	Quarterly	CITI	12/20/21	2,800,000	76,517	—	76,517	Non-
									Investment
									Grade
[e]Citibank Bespoke Singapore Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	5,000,000	(529,614)	(445,361)	(84,253)	Non-
									Investment
									Grade
[e]Citibank Bespoke Sydney Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	798,913	(101,805)	(81,239)	(20,566)	Non-
									Investment
									Grade
[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	1,711,500	(23,667)	(23,557)	(110)	Non-
									Investment
									Grade
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	4,000,000	2,843	—	2,843	Non-
									Investment
									Grade

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index (continued)

[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	3.98%	Quarterly	MSCO	12/20/21	$2,900,000	$72,994	$—	$72,994	Non- Investment Grade

[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	4.10%	Quarterly	MSCO	12/20/21	2,900,000	86,225	—	86,225	Non- Investment Grade
Total OTC Swap Contracts						$(7,650,561)	$(7,301,645)	$(348,916)
Total Credit Default Swap Contracts						$(5,748,997)	$(5,936,963)	$187,966

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

At October 31, 2019, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Payment Frequency	Coun- terparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts

Receive Fixed 2.393%	Semi-Annual			7,916,500	USD

Pay Fixed 0.50%	Annual	JPHQ	4/09/20	7,100,000	EUR	$ (32,283)

Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			1,743,000	USD

Pay Fixed 2.50%	Annual	CITI	5/04/21	1,500,000	EUR	68,293

Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			4,704,000	USD

Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	4,200,000	EUR	29,102

Receive Floating 3-month USD LIBOR + 1.81%	Quarterly			6,720,000	USD

Pay Floating 3-month EUR LIBOR + 1.60%	Quarterly	CITI	8/12/21	6,000,000	EUR	78,393

Receive Floating 3-month USD LIBOR + 1.31%	Quarterly			13,875,000	USD

Pay Floating 3-month EUR LIBOR + 1.11%	Quarterly	CITI	8/30/21	12,500,000	EUR	2,605

Receive Floating 3-month USD LIBOR + 1.23%	Quarterly			15,429,000	USD

Pay Floating 3-month EUR LIBOR + 1.07%	Quarterly	CITI	9/17/21	13,900,000	EUR	(25,786)

Total Cross Currency Swap Contracts						$ 120,324

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Fixed 2.773%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/23/24	135,800,000	CNY	$(288,249)
Receive Fixed 2.765%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/26/24	109,200,000	CNY	(237,145)
Receive Fixed 2.79%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/30/24	171,350,000	CNY	(352,681)

Total Interest Rate Swap Contracts					$(878,075)

*In U.S. dollars unless otherwise indicated.

At October 31, 2019, the Fund had the following inflation index swap contracts outstanding. See Note 1(e).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)

Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.96%	At maturity	8/31/24	$25,200,000	$ (313,072)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.719%	At maturity	8/14/26	16,000,000	(77,305)

Total Inflation Index Swap Contracts				$ (390,377)

At October 31, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
Euribor 3 Month	3-month EUR LIBOR	Quarterly	BNDP	12/20/19	8,500,000	EUR	$ (15,642)
Euribor 3 Month	3-month EUR LIBOR	Quarterly	CITI	12/20/19	18,750,000	EUR	(72,007)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	JPHQ	12/20/19	1,300,000		10,562
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	MSCO	12/20/19	1,700,000		24,196
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	FBCO	3/20/20	1,600,000		19,666
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	3/20/20	2,600,000		42,832
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	BZWS	6/20/20	30,950,000		(329,186)
Short[b]
iBoxx USD Liquid Investment Grade Index	3-month USD LIBOR	Quarterly	BNDP	12/20/19	6,400,000		(2,762)
iBoxx USD Liquid Investment Grade Index	3-month USD LIBOR	Quarterly	GSCO	12/20/19	5,400,000		7,741

Total Total Return Swap Contracts							$ (314,600)

*In U.S. dollars unless otherwise indicated.

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

bThe Fund receives the variable financing rate and pays the total return on the underlying instrument.

See Note 9 regarding other derivative information.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Financial Highlights

Franklin Total Return Fund

	Year Ended October 31,
	2019		2018	2017	2016	2015

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.31		$ 9.84	$ 9.93	$ 9.87	$ 10.18

Income from investment operations[a]:

Net investment income	0.302	[b]	0.269	0.251 [b]	0.231	0.217

Net realized and unrealized gains (losses)	0.618		(0.518)	(0.110)	0.107	(0.220)

Total from investment operations	0.920		(0.249)	0.141	0.338	(0.003)

Less distributions from:

Net investment income and net foreign currency gains	(0.310)		(0.275)	(0.231)	(0.278)	(0.307)

Tax return of capital	—		(0.006)	—	—	—

Total distributions	(0.310)		(0.281)	(0.231)	(0.278)	(0.307)

Net asset value, end of year	$ 9.92		$ 9.31	$ 9.84	$ 9.93	$ 9.87

Total return[c]	10.01%		(2.57)%	1.47%	3.53%	(0.05)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.90%		0.91%	0.91%	0.90%	0.91%

Expenses net of waiver and payments by affiliates[d]	0.86%		0.88%	0.87%	0.85%	0.87%

Net investment income	3.12%		2.91%	2.58%	2.32%	2.08%

Supplemental data

Net assets, end of year (000’s)	$3,422,747		$2,763,774	$3,153,751	$3,623,035	$3,527,479

Portfolio turnover rate	169.95%	[e]	151.77%	101.07%	287.38%	294.80%

Portfolio turnover rate excluding mortgage dollar rolls[f]	98.83%	[e]	84.86%	78.46%	146.15%	95.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

fSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2019		2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.25		$ 9.77	$ 9.87	$ 9.84	$ 10.16

Income from investment operations[a]:

Net investment income	0.262	[b]	0.183	0.212 [b]	0.189	0.172

Net realized and unrealized gains (losses)	0.609		(0.457)	(0.109)	0.100	(0.214)

Total from investment operations	0.871		(0.274)	0.103	0.289	(0.042)

Less distributions from:

Net investment income and net foreign currency gains	(0.271)		(0.241)	(0.203)	(0.259)	(0.278)

Tax return of capital	—		(0.005)	—	—	—

Total distributions	(0.271)		(0.246)	(0.203)	(0.259)	(0.278)

Net asset value, end of year	$ 9.85		$ 9.25	$ 9.77	$ 9.87	$ 9.84

Total return[c]	9.52%		(2.84)%	0.98%	3.13%	(0.43)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.30%		1.31%	1.31%	1.30%	1.31%

Expenses net of waiver and payments by affiliates[d]	1.26%		1.28%	1.27%	1.25%	1.27%

Net investment income	2.72%		2.51%	2.18%	1.92%	1.68%

Supplemental data

Net assets, end of year (000’s)	$236,838		$243,068	$354,269	$449,274	$444,253

Portfolio turnover rate	169.95%	[e]	151.77%	101.07%	287.38%	294.80%

Portfolio turnover rate excluding mortgage dollar rolls[f]	98.83%	[e]	84.86%	78.46%	146.15%	95.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

fSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2019		2018	2017	2016	2015

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.27		$ 9.80	$ 9.90	$ 9.85	$ 10.17

Income from investment operations[a]:

Net investment income	0.277	[b]	0.182	0.228 [b]	0.199	0.198

Net realized and unrealized gains (losses)	0.619		(0.453)	(0.115)	0.117	(0.229)

Total from investment operations	0.896		(0.271)	0.113	0.316	(0.031)

Less distributions from:

Net investment income and net foreign currency gains	(0.286)		(0.253)	(0.213)	(0.266)	(0.289)

Tax return of capital	—		(0.006)	—	—	—

Total distributions	(0.286)		(0.259)	(0.213)	(0.266)	(0.289)

Net asset value, end of year	$ 9.88		$ 9.27	$ 9.80	$ 9.90	$ 9.85

Total return	9.66%		(2.70)%	1.19%	3.31%	(0.32)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.15%		1.16%	1.16%	1.15%	1.16%

Expenses net of waiver and payments by affiliates[c]	1.11%		1.13%	1.12%	1.10%	1.12%

Net investment income	2.87%		2.66%	2.33%	2.07%	1.83%

Supplemental data

Net assets, end of year (000’s)	$21,223		$23,620	$36,337	$58,715	$70,506

Portfolio turnover rate	169.95%	[d]	151.77%	101.07%	287.38%	294.80%

Portfolio turnover rate excluding mortgage dollar rolls[e]	98.83%	[d]	84.86%	78.46%	146.15%	95.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

eSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2019		2018	2017	2016	2015

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.38		$ 9.90	$ 9.98	$ 9.91	$ 10.20

Income from investment operations[a]:

Net investment income	0.340	[b]	0.308	0.296 [b]	0.195	0.255 [b]

Net realized and unrealized gains (losses)	0.617		(0.512)	(0.117)	0.173	(0.209)

Total from investment operations	0.957		(0.204)	0.179	0.368	0.046

Less distributions from:

Net investment income and net foreign currency gains	(0.347)		(0.309)	(0.259)	(0.298)	(0.336)

Tax return of capital	—		(0.007)	—	—	—

Total distributions	(0.347)		(0.316)	(0.259)	(0.298)	(0.336)

Net asset value, end of year	$ 9.99		$ 9.38	$ 9.90	$ 9.98	$ 9.91

Total return	10.35%		(2.10)%	1.75%	3.94%	0.44%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.53%		0.54%	0.50%	0.51%	0.50%

Expenses net of waiver and payments by affiliates[c]	0.49%		0.49%	0.48%	0.46%	0.46%

Net investment income	3.49%		3.30%	2.97%	2.71%	2.49%

Supplemental data

Net assets, end of year (000’s)	$481,399		$430,637	$398,732	$93,892	$68,848

Portfolio turnover rate	169.95%	[d]	151.77%	101.07%	287.38%	294.80%

Portfolio turnover rate excluding mortgage dollar rolls[e]	98.83%	[d]	84.86%	78.46%	146.15%	95.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

eSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

			Year Ended October 31,
	2019		2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$9.37		$9.89	$9.98	$9.91	$10.20

Income from investment operations[a]:
Net investment income	0.328	[b]	0.291	0.275 [b]	0.218	0.127
Net realized and unrealized gains (losses)	0.618		(0.507)	(0.116)	0.142	(0.092)

Total from investment operations	0.946		(0.216)	0.159	0.360	0.035

Less distributions from:
Net investment income and net foreign currency gains	(0.336)		(0.297)	(0.249)	(0.290)	(0.325)
Tax return of capital	—		(0.007)	—	—	—

Total distributions	(0.336)		(0.304)	(0.249)	(0.290)	(0.325)

Net asset value, end of year	$9.98		$9.37	$9.89	$9.98	$9.91

Total return	10.23%		(2.22)%	1.65%	3.75%	0.33%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.65%		0.66%	0.66%	0.65%	0.66%
Expenses net of waiver and payments by affiliates[c]	0.61%		0.63%	0.62%	0.60%	0.62%
Net investment income	3.37%		3.16%	2.83%	2.57%	2.33%

Supplemental data
Net assets, end of year (000’s)	$863,516		$620,803	$595,239	$740,046	$526,749
Portfolio turnover rate	169.95%	[d]	151.77%	101.07%	287.38%	294.80%
Portfolio turnover rate excluding mortgage dollar rolls[e]	98.83%	[d]	84.86%	78.46%	146.15%	95.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

eSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Statement of Investments, October 31, 2019

Franklin Total Return Fund

	Country	Shares/ Warrants		Value

Common Stocks and Other Equity Interests 0.0%†
Commercial & Professional Services 0.0%†
[a,b]Remington Outdoor Co. Inc.	United States	52,019		$52,019

Consumer Services 0.0%†
[a,b,c]Turtle Bay Resort	United States	1,550,567		34,113

Energy 0.0%†
[a,b]Halcon Resources Corp.	United States	531		10,552
[a,b]Halcon Resources Corp., wts., 9/09/20	United States	20,425		—
[a,b]Halcon Resources Corp., wts., A, 10/08/20	United States	2,551		—
[a,b]Halcon Resources Corp., wts., B, 10/08/22	United States	3,189		—
[a,b]Halcon Resources Corp., wts., C, 10/08/22	United States	4,100		—
[a]Riviera Resources Inc.	United States	12,605		164,369
[a]Roan Resources Inc.	United States	13,179		19,767

				194,688

Materials 0.0%†
[a,b,d]Appvion Operations Inc.	United States	13,033		173,760
[a]Verso Corp., A	United States	6,954		101,806
[a]Verso Corp., wts., 7/25/23	United States	732		1,281

				276,847

Retailing 0.0%†
[a,b,d]K2016470219 South Africa Ltd., A	South Africa	28,762,824		19,029
[a,b,d]K2016470219 South Africa Ltd., B	South Africa	2,862,311		1,894

				20,923

Total Common Stocks and Other Equity Interests (Cost $7,358,889)				578,590

Management Investment Companies 8.1%
Diversified Financials 8.1%
[e]Franklin Floating Rate Income Fund	United States	1,549,310		12,812,795
[e]Franklin Liberty Investment Grade Corporate ETF	United States	14,415,000		369,960,975
[e]Franklin Liberty Senior Loan ETF	United States	914,900		22,730,691

Total Management Investment Companies (Cost $397,290,975)				405,504,461

Preferred Stocks (Cost $2,325,000) 0.1%
Diversified Financials 0.1%
[f]Citigroup Capital XIII, 8.265%, pfd., 10/30/40	United States	93,000		2,537,970

		Principal Amount	*
Corporate Bonds 15.2%
Automobiles & Components 0.1%
[g]Adient U.S. LLC, senior secured note, 144A, 7.00%, 5/15/26	United States	1,000,000		1,056,250
[g]Allison Transmission Inc., senior bond, 144A, 5.875%, 6/01/29	United States	800,000		864,000
Aptiv Corp., senior bond, 4.15%, 3/15/24	United States	5,100,000		5,430,241

				7,350,491

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*		Value

Corporate Bonds (continued)
Banks 2.3%
[g]Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	5,000,000			$4,785,200
[h]Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.125%, 11/26/63	Italy	20,000,000		EUR	24,184,166
Bank of America Corp., senior note, 3.50%, 4/19/26	United States	20,400,000			21,722,724
[g]Intesa Sanpaolo SpA, senior note, 144A, 6.50%, 2/24/21	Italy	1,000,000			1,049,595
Realkredit Danmark A/S,
secured bond, 1.00%, 4/01/27	Denmark	77,800,000		DKK	12,513,537
senior bond, 10F, 1.00%, 4/01/29	Denmark	57,080,000		DKK	9,214,667
Royal Bank of Canada, secured note, 2.10%, 10/14/21	Canada	11,500,000			11,531,196
SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000			6,257,395
Wells Fargo & Co., sub. bond, 4.65%, 11/04/44	United States	10,000,000			11,716,244
[g]Westpac Banking Corp., senior secured note, 144A, 2.25%, 11/09/21	Australia	10,800,000			10,832,886

					113,807,610

Capital Goods 0.8%
[g]Ahern Rentals Inc., secured note, second lien, 144A, 7.375%, 5/15/23	United States	400,000			326,000
Aircastle Ltd., senior note, 4.25%, 6/15/26	United States	2,800,000			2,916,945
[g]Amcor Finance USA Inc., senior note, 144A, 3.625%, 4/28/26	Australia	11,800,000			12,285,647
[g]Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	4,100,000			4,043,830
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	3,400,000			3,502,000
CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	4,600,000			4,801,365
[g]Harsco Corp., senior note, 144A, 5.75%, 7/31/27	United States	5,000,000			5,206,350
[g]Jeld-Wen Inc., senior note, 144A, 4.625%, 12/15/25	United States	1,000,000			995,000
[g]The Manitowoc Co. Inc., secured note, second lien, 144A, 9.00%, 4/01/26	United States	400,000			385,500
[g]NCI Building Systems Inc., senior secured note, 144A, 8.00%, 4/15/26	United States	400,000			394,852
[i]Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	183,113			169,379
[g]Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	6,400,000			6,052,000

					41,078,868

Commercial & Professional Services 0.2%
United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	5,000,000			5,325,000
[g]West Corp., senior note, 144A, 8.50%, 10/15/25	United States	5,000,000			3,800,000

					9,125,000

Consumer Durables & Apparel 0.1%
[g]Ashton Woods USA LLC/Ashton Woods Finance Co., senior note, 144A, 6.75%, 8/01/25	United States	600,000			604,083
[g]Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	1,900,000			2,018,750

					2,622,833

Consumer Services 0.1%
[g]Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.25%, 5/15/27	United States	6,000,000			6,262,500

Diversified Financials 1.8%
[g]Bayer US Finance LLC, senior note, 144A, 3.00%, 10/08/21	Germany	3,600,000			3,651,733
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000			6,186,366
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	9,700,000			10,051,305

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*		Value

Corporate Bonds (continued)
Diversified Financials (continued)
[g]FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	4,000,000			$4,160,000
GE Capital International Funding Co., senior bond, 3.373%, 11/15/25	United States	17,000,000			17,526,580
The Goldman Sachs Group Inc.,
senior note, 3.75%, 5/22/25	United States	7,700,000			8,174,198
senior note, 3.75%, 2/25/26	United States	21,300,000			22,677,088
Jyske Realkredit A/S, secured note, 1.00%, 4/01/26	Denmark	68,400,000		DKK	10,959,449
Navient Corp., senior bond, 8.00%, 3/25/20	United States	5,000,000			5,118,750
Springleaf Finance Corp., senior note, 6.625%, 1/15/28	United States	4,000,000			4,440,000

					92,945,469

Energy 1.3%
[g]Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	3,400,000			3,536,000
Baker Hughes a GE Co. LLC/Baker Hughes Co-obligator Inc., senior bond, 4.08%, 12/15/47	United States	1,200,000			1,189,042
[g]California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	3,400,000			1,003,000
Cheniere Corpus Christi Holdings LLC, senior secured note, first lien, 5.875%, 3/31/25	United States	1,600,000			1,778,144
Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	4,000,000			4,155,000
Enable Midstream Partners LP,
senior bond, 5.00%, 5/15/44	United States	1,200,000			1,058,862
senior note, 3.90%, 5/15/24	United States	3,600,000			3,672,720
Energy Transfer Operating LP, senior bond, 5.15%, 2/01/43	United States	6,000,000			6,141,956
EnLink Midstream LLC, senior bond, 5.375%, 6/01/29	United States	400,000			356,000
[g,j]Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000			10,042,050
[g]Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	3,800,000			4,061,919
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	800,000			722,800
MPLX LP,
senior bond, 4.00%, 2/15/25	United States	4,600,000			4,820,408
senior bond, 4.70%, 4/15/48	United States	2,000,000			2,023,663
Murphy Oil USA Inc., senior bond, 4.75%, 9/15/29	United States	3,700,000			3,871,125
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	1,200,000			1,122,000
[k]Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	3,000,000			150,000
Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	6,100,000			6,453,595
[g]Tullow Oil PLC, senior note, 144A, 7.00%, 3/01/25	Ghana	600,000			618,447
Valaris PLC, senior bond, 5.75%, 10/01/44	United States	3,700,000			1,517,000
[k]Weatherford International Ltd.,
senior note, 7.75%, 6/15/21	United States	1,600,000			512,000
senior note, 8.25%, 6/15/23	United States	2,000,000			620,000
[g] Woodside Finance Ltd., senior note, 144A, 3.70%, 9/15/26	Australia	4,000,000			4,165,110

					63,590,841

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*		Value

Corporate Bonds (continued)
Food & Staples Retailing 0.3%
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000			$16,475,038
[g]Performance Food Group Inc., senior note, 144A, 5.50%, 10/15/27	United States	1,000,000			1,062,500

					17,537,538

Food, Beverage & Tobacco 0.6%
Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	12,000,000			12,034,138
[g]JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., senior bond, 144A, 5.50%, 1/15/30	United States	1,200,000			1,296,000
Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	5,100,000			5,086,803
Reynolds American Inc.,
senior bond, 5.70%, 8/15/35	United Kingdom	9,300,000			10,517,787
senior bond, 5.85%, 8/15/45	United Kingdom	300,000			333,822

					29,268,550

Health Care Equipment & Services 0.4%
CHS/Community Health Systems Inc., senior secured note, first lien, 6.25%, 3/31/23	United States	4,000,000			3,912,500
Cigna Corp., senior note, 4.125%, 11/15/25	United States	5,900,000			6,399,344
CVS Health Corp., senior bond, 4.30%, 3/25/28	United States	1,800,000			1,955,558
Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	1,700,000			1,920,164
[g]MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	5,200,000			5,157,880

					19,345,446

Household & Personal Products 0.2%
Avon Products Inc., senior bond, 7.00%, 3/15/23	United Kingdom	8,800,000			9,284,000

Insurance 1.0%
Aflac Inc., senior note, 0.932%, 1/25/27	United States	1,400,000,000		JPY	13,237,931
[g]Liberty Mutual Group Inc., senior bond, 144A, 4.569%, 2/01/29	United States	12,000,000			13,571,894
[g]Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%, 9/15/44	United States	20,400,000			25,656,232

					52,466,057

Materials 0.5%
The Chemours Co., senior note, 5.375%, 5/15/27	United States	700,000			625,513
[g]Mauser Packaging Solutions Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	4,000,000			3,840,000
[g]New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	1,800,000			1,719,000
[g]Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	5,000,000			5,263,000
[g]OI European Group BV, senior note, 144A, 4.00%, 3/15/23	United States	2,500,000			2,509,375
[g]Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	2,300,000			1,909,000
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000			5,944,894
[g]SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	4,500,000			3,847,500

					25,658,282

Media & Entertainment 0.6%
[g]Altice Luxembourg SA, first lien, 144A, 10.50%, 5/15/27	Luxembourg	600,000			680,250
AMC Entertainment Holdings Inc., senior sub. bond, 5.75%, 6/15/25	United States	800,000			763,080
[g]CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 144A, 5.00%, 2/01/28	United States	1,500,000			1,573,125

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Media & Entertainment (continued)
[g]CSC Holdings LLC,
senior bond, 144A, 5.375%, 2/01/28	United States	3,000,000		$3,180,000
senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	4,000,000		4,225,000
[g]Diamond Sports Group LLC/Diamond Sports Finance Co., first lien, 144A, 5.375%, 8/15/26	United States	6,200,000		6,486,750
DISH DBS Corp., senior bond, 5.00%, 3/15/23	United States	2,600,000		2,629,250
[g]Live Nation Entertainment Inc., senior note, 144A, 4.75%, 10/15/27	United States	3,000,000		3,135,300
Netflix Inc., senior bond, 4.875%, 4/15/28	United States	1,800,000		1,864,422
[g]Nexstar Broadcasting Inc. senior note, 144A, 5.625%, 7/15/27	United States	4,900,000		5,180,280
[g]Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	1,000,000		980,000

				30,697,457

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
[g]Bausch Health Cos. Inc., senior bond, 144A, 6.125%, 4/15/25	United States	4,800,000		4,995,000
[g]Bayer U.S. Finance II LLC, senior bond, 144A, 4.375%, 12/15/28	Germany	3,900,000		4,234,002
Biogen Inc., senior bond, 5.20%, 9/15/45	United States	18,200,000		22,333,181
[g]Horizon Pharma USA Inc., senior note, 144A, 5.50%, 8/01/27	United States	800,000		836,000

				32,398,183

Real Estate 0.2%
[g]Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	600,000		568,602
National Retail Properties Inc., senior bond, 4.30%, 10/15/28	United States	9,700,000		10,850,319

				11,418,921

Retailing 0.4%
Dollar Tree Inc., senior note, 4.00%, 5/15/25	United States	13,100,000		14,099,360
[b,g,i]K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	2,279,634		2,821
[b,g,i]K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	541,623		2,500
[g]Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	5,100,000		4,947,000

				19,051,681

Semiconductors & Semiconductor Equipment 0.5%
[g]Amkor Technology Inc., senior note, 144A, 6.625%, 9/15/27	United States	1,000,000		1,100,000
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000		22,649,824

				23,749,824

Software & Services 0.2%
Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	9,300,000		10,023,357

Technology Hardware & Equipment 0.2%
[g]CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	5,000,000		4,112,500
[g]Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	4,000,000		4,135,000

				8,247,500

Telecommunication Services 0.2%
Telefonica Emisiones SA, senior note, 4.103%, 3/08/27	Spain	7,600,000		8,269,294

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Transportation 0.7%
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	14,337		$14,664
[g]Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	7,400,000		10,014,420
[g]Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	4,500,000		4,531,162
[h,j]RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	11,600,000		12,448,482
[g]Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 4.125%, 2/02/26	Australia	8,200,000		8,697,822
Union Pacific Railroad Co. 2005 Pass Through Trust, 2005-1, 5.082%, 1/02/29	United States	115,805		124,335

				35,830,885

Utilities 1.9%
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000		1,011,721
Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	15,400,000		16,052,633
[g,l]EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000		24,877,440
Georgia Power Co., senior bond, 4.30%, 3/15/42	United States	9,000,000		9,893,890
[g]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	400,000		382,200
[g]Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	6,700,000		7,309,599
The Southern Co., senior bond, 3.25%, 7/01/26	United States	7,950,000		8,300,520
[g]State Grid Overseas Investment 2016 Ltd.,
senior note, 144A, 3.50%, 5/04/27	China	10,700,000		11,318,139
senior note, 144A, 4.25%, 5/02/28	China	6,700,000		7,504,335
[g]Talen Energy Supply LLC,
senior note, 144A, 10.50%, 1/15/26	United States	1,500,000		1,293,750
senior secured note, 144A, 7.25%, 5/15/27	United States	5,500,000		5,513,750
Virginia Electric & Power Co., senior bond, 6.35%, 11/30/37	United States	520,000		734,027

				94,192,004

Total Corporate Bonds (Cost $744,162,840)				764,222,591

[m,n]Senior Floating Rate Interests 2.8%
Automobiles & Components 0.1%
Adient US LLC,
Initial Term Loans, 6.459%, (3-month USD LIBOR + 4.25%), 5/06/24	United States	775,000		758,531
Initial Term Loans, 6.889%, (6-month USD LIBOR + 4.25%), 5/06/24	United States	2,317,250		2,268,008
Allison Transmission Inc., Term Loan, 3.796%, (1-month USD LIBOR + 1.75%), 3/29/26	United States	3,786,688		3,811,128

				6,837,667

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

[m,n]Senior Floating Rate Interests (continued)
Capital Goods 0.1%
Altra Industrial Motion Corp., Term Loan, 3.786%, (3-month USD LIBOR + 2.00%), 10/01/25	United States	576,845		$575,940
Doncasters U.S. Finance LLC, Second-Lien Term Loans, 10.354%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	464,417		125,393
Navistar Inc., Tranche B Term Loan, 5.42%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	3,431,269		3,394,771
Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.323%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	133,931		132,257
RBS Global Inc. (Rexnord), Term B Loan, 3.786%, (1-month USD LIBOR + 2.00%), 8/21/24	United States	1,250,000		1,257,577

				5,485,938

Commercial & Professional Services 0.2%
United Rentals North America Inc., Initial Term Loans, 3.536%, (1-month USD LIBOR + 1.75%), 10/31/25	United States	6,556,946		6,592,465
[o]Ventia Pty Ltd., Term B Loans, 5.604%, (3-month USD LIBOR + 3.50%), 5/21/26	Australia	1,951,631		1,956,510

				8,548,975

Consumer Services 0.4%
24 Hour Fitness Worldwide Inc., Term Loan, 5.286%, (1-month USD LIBOR + 3.50%), 5/30/25	United States	3,331,566		2,587,527
Avis Budget Car Rental LLC, Tranche B Term Loans, 3.79%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	4,975,323		4,985,672
Caesars Resort Collection LLC, Term B Loans, 4.536%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	3,331,523		3,287,017
Eldorado Resorts Inc., Initial Term Loan, 4.125% - 4.313%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	3,040,773		3,040,113
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loans, 3.573%, (1-month USD LIBOR + 1.75%), 6/17/26	United States	2,500,000		2,513,125
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 3.628%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	2,984,848		2,994,797
NASCAR Holdings Inc., Initial Term Loans, 4.628%, (3-month USD LIBOR + 2.75%), 10/18/26	United States	367,194		369,463

				19,777,714

Diversified Financials 0.1%
FinCo I LLC (Fortress Investment Group), 2018 Replacement Term Loan, 3.786%, (1-month USD LIBOR + 2.00%), 12/27/22	United States	4,184,412		4,195,994

Energy 0.4%
Centurion Pipeline Co. LLC, Initial Term Loans, 5.036%, (1-month USD LIBOR + 3.25%), 9/28/25	United States	1,213,885		1,216,161
Fieldwood Energy LLC, Closing Date Loans, 7.177%, (3-month USD LIBOR + 5.25%), 4/11/22	United States	6,877,828		5,564,163
Strike LLC,
Term Loan, 10.104%, (3-month USD LIBOR + 8.00%), 11/30/22	United States	86,443		86,335
Term Loan, 10.064%, (6-month USD LIBOR + 8.00%), 11/30/22	United States	5,878,112		5,870,764

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

[m,n]Senior Floating Rate Interests (continued)
Energy (continued)
Utex Industries Inc.,
First Lien Initial Term Loan, 5.786%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	360,644		$277,696
Second Lien Initial Term Loan, 9.036%, (1-month USD LIBOR + 7.25%), 5/20/22	United States	37,582		19,918
Wolverine Fuels Holding LLC,
First Lien Initial Term Loan, 7.874%, (3-month USD LIBOR + 5.75%), 8/14/20	United States	4,823,484		4,718,973
Second Lien Initial Term Loan, 12.874%, (3-month USD LIBOR + 10.75%), 2/16/21	United States	817,655		773,366

				18,527,376

Food & Staples Retailing 0.1%
Aramark Corp.,
U.S. Term B-2 Loan, 3.536%, (1-month USD LIBOR + 1.75%), 3/28/24	United States	2,657,462		2,666,312
U.S. Term B-3 Loan, 3.536%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	1,834,185		1,839,917

				4,506,229

Food, Beverage & Tobacco 0.1%
B&G Foods Inc., Tranche B-4 Term Loan, 4.475%, (1-month USD LIBOR + 2.50%), 10/10/26	United States	907,221		909,678
CSM Bakery Supplies LLC, Second Lien Term Loan, 9.78%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	412,156		368,879
JBS USA Lux SA, New Term Loans, 4.286%, (1-month USD LIBOR + 2.50%), 5/01/26	United States	4,288,373		4,308,795
Post Holdings Inc., Series A Incremental Term Loans, 3.83%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	114,331		114,698

				5,702,050

Health Care Equipment & Services 0.2%
DaVita Inc., Tranche B Term Loan, 4.036%, (1-month USD LIBOR + 2.25%), 8/12/26	United States	2,325,000		2,334,737
HCA Inc., Term Loan B11, 3.536%, (1-month USD LIBOR + 1.75%), 3/18/23	United States	1,797,992		1,806,209
IQVIA Inc.,
Term B-2 Dollar Loans, 4.104%, (3-month USD LIBOR + 2.00%), 1/20/25	United States	1,008,378		1,012,369
Term B-3 Dollar Loans, 3.854%, (3-month USD LIBOR + 1.75%), 6/11/25	United States	2,888,745		2,891,839

				8,045,154

Household & Personal Products 0.0%†
[b]FGI Operating Co. LLC (Freedom Group),
[i]Term Loan, PIK, 12.10%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	592,577		578,194
Term Loan FILO, 9.624% - 9.658%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	1,127,442		1,125,241

				1,703,435

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

[m,n]Senior Floating Rate Interests (continued)
Materials 0.1%
Appvion Operations, Inc.,
Term Loan, 8.10%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	17,420		$17,594
Term Loan, 8.22%, (6-month USD LIBOR + 6.00%), 6/15/26	United States	277,082		279,853
Crown Americas LLC, Dollar Term B Loan, 3.997%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	1,068,269		1,076,282
Oxbow Carbon LLC,
Tranche A Term Loan, 4.286%, (1-month USD LIBOR + 2.50%), 1/04/22	United States	512,197		509,636
Tranche B Term Loan, 5.536%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	2,535,745		2,534,160

				4,417,525

Media & Entertainment 0.3%
Charter Communications Operating LLC (CCO Safari), Term B-2 Loan, 3.58%, (1-month USD LIBOR + 1.75%), 2/01/27	United States	2,984,810		3,000,107
Diamond Sports Group LLC, Term Loan, 5.08%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	887,784		893,222
[o]Gray Television Inc., Term C Loan, 4.511%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	2,704,505		2,715,283
Lions Gate Capital Holdings LLC, Term A Loan, 3.536%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	1,628,214		1,589,544
Live Nation Entertainment Inc., Term Loan B, 3.688%, (1-month USD LIBOR + 1.75%), 10/17/26	United States	4,405,018		4,411,881
Mediacom Illinois LLC, Tranche N Term Loan, 3.57%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	2,123,300		2,121,531
Sinclair Television Group Inc., Tranche B Term Loans, 4.04%, (1-month USD LIBOR + 2.25%), 1/03/24	United States	994,885		995,195

				15,726,763

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.086%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	2,385,671		2,392,007
Horizon Pharma Inc., Sixth Amendment Refinanced Term Loans, 4.563%, (1-month USD LIBOR + 2.50%), 5/22/26	United States	3,179,283		3,191,701
Valeant Pharmaceuticals International,
First Incremental Term Loan, 4.671%, (1-month USD LIBOR + 2.75%), 11/27/25	United States	2,625,000		2,630,392
Initial Term Loans, 4.921%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	304,618		306,056

				8,520,156

Retailing 0.1%
[i]99 Cents Only Stores,
First Lien Term Loan, PIK, 8.604%, (3-month USD LIBOR + 6.50%), 1/13/22	United States	78,020		64,172
First Lien Term Loan, PIK, 8.535%, (6-month USD LIBOR + 6.50%), 1/13/22	United States	58,561		48,166

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

[m,n]Senior Floating Rate Interests (continued)
Retailing (continued)
General Nutrition Centers Inc., Tranche B-2 Term Loans, 10.54%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	1,646,911		$1,556,849
Harbor Freight Tools USA Inc., Refinancing Loans, 4.286%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	2,876,200		2,820,474

				4,489,661

Semiconductors & Semiconductor Equipment 0.0%†
MKS Instruments Inc., Tranche B-6 Term Loan, 3.536%, (1-month USD LIBOR + 1.75%), 2/02/26	United States	81,483		81,814
ON Semiconductor Corp., 2019 Replacement Term B-4 Loans, 3.786%, (1-month USD LIBOR + 2.00%), 9/18/26	United States	1,245,405		1,252,579

				1,334,393

Software & Services 0.1%
Go Daddy Operating Co. LLC, Tranche B-2 Term Loan, 3.536%, (1-month USD LIBOR + 1.75%), 2/15/24	United States	4,826,591		4,837,572
LegalZoom.com Inc., 2018 Term Loans, 6.286%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	306,821		307,300

				5,144,872

Telecommunication Services 0.1%
Global Tel*Link Corp.,
First Lien Term Loan, 6.036%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	1,052,632		922,106
Second Lien Term Loan, 10.036%, (1-month USD LIBOR + 8.25%), 11/29/26	United States	127,673		121,928
Securus Technologies Holdings Inc., Second Lien Initial Loan, 10.036%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	416,510		229,080
[o]Zayo Group LLC, 2017 Incremental Refinancing B-1 Term Loan, 3.786%, (1-month USD LIBOR + 2.00%), 1/19/21	United States	2,984,694		2,994,642

				4,267,756

Transportation 0.2%
Air Canada, Term Loan, 3.805%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	40,741		40,945
Allegiant Travel Co., Class B Term Loans, 6.709%, (3-month USD LIBOR + 4.50%), 2/05/24	United States	464,251		465,991
American Airlines Inc., 2018 Replacement Term Loans, 3.554%, (1-month USD LIBOR + 1.75%), 6/27/25	United States	6,385,500		6,324,308
Hertz Corp., Tranche B-1 Term Loan, 4.54%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	3,809,045		3,814,599

				10,645,843

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*		Value

[m,n]Senior Floating Rate Interests (continued)
Utilities 0.0%†
EFS Cogen Holdings I LLC (Linden),
Term B Advance, 5.04%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	331,235			$330,718
Term B Advance, 5.36%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	818,032			816,754

					1,147,472

Total Senior Floating Rate Interests (Cost $141,619,286)					139,024,973

[p]Marketplace Loans (Cost $1,567,003) 0.0%†
Diversified Financials 0.0%†

[b]Upgrade, 14.19% - 31.00%, 10/11/22 - 10/28/24	United States	1,567,003			1,560,709

Foreign Government and Agency Securities 5.9%
[g]Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	16,700,000			17,513,958
[h]Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	16,500,000		EUR	18,037,438
[g]Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	727,200,000		DOP	13,800,358
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	18,800,000			18,810,998
[g]Government of Belarus International Bond, senior note, 144A, 7.625%, 6/29/27	Belarus	900,000			1,036,125
Government of China, 3.29%, 5/23/29	China	160,800,000		CNY	22,816,148
Government of Colombia,
senior bond, 9.85%, 6/28/27	Colombia	27,300,000,000		COP	10,154,994
senior bond, 5.00%, 6/15/45	Colombia	13,000,000			15,174,380
[g]Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	17,900,000			17,871,629
[g]Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	18,000,000			17,315,370
[g]Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	8,200,000			9,999,326
Government of Mexico, senior note, 4.15%, 3/28/27	Mexico	17,200,000			18,436,680
Government of Peru, senior bond, 6.55%, 3/14/37	Peru	5,700,000			8,337,732
Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	259,300,000		ZAR	14,317,139
[g,h]Government of Spain,
senior bond, 144A, Reg S, 1.45%, 4/30/29	Spain	19,700,000		EUR	24,532,069
senior bond, 144A, Reg S, 2.70%, 10/31/48	Spain	20,000,000		EUR	31,017,164
[g]Government of Ukraine,
144A, 7.75%, 9/01/20	Ukraine	292,000			300,329
144A, 7.75%, 9/01/21	Ukraine	229,000			240,026
144A, 7.75%, 9/01/22	Ukraine	229,000			244,022
144A, 7.75%, 9/01/23	Ukraine	229,000			245,351
144A, 7.75%, 9/01/24	Ukraine	229,000			245,889
144A, 7.75%, 9/01/25	Ukraine	229,000			246,275
144A, 7.75%, 9/01/26	Ukraine	229,000			246,438
144A, 7.75%, 9/01/27	Ukraine	229,000			246,610
[a,q]144A, VRI, GDP Linked Security, 5/31/40	Ukraine	474,000			446,532
senior bond, 144A, 7.375%, 9/25/32	Ukraine	18,200,000			19,064,773

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*		Value

Foreign Government and Agency Securities (continued)
[r]Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	509,096,046		UYU	$13,586,420

Total Foreign Government and Agency Securities (Cost $294,986,696)					294,284,173

U.S. Government and Agency Securities 13.3%
U.S. Treasury Bond,
3.50%, 2/15/39	United States	7,700,000			9,556,572
3.125%, 11/15/41	United States	12,000,000			14,127,891
3.00%, 11/15/44	United States	13,000,000			15,086,094
2.50%, 5/15/46	United States	41,000,000			43,622,558
2.25%, 8/15/46	United States	58,500,000			59,268,955
2.75%, 11/15/47	United States	19,500,000			21,817,529
3.125%, 5/15/48	United States	10,500,000			12,606,973
3.00%, 8/15/48	United States	17,000,000			19,966,367
2.875%, 5/15/49	United States	14,000,000			16,118,047
2.25%, 8/15/49	United States	10,800,000			10,960,313
U.S. Treasury Note,
2.00%, 8/31/21	United States	60,000,000			60,476,953
1.875%, 8/31/24	United States	89,900,000			91,341,561
1.50%, 9/30/24	United States	48,700,000			48,646,734
2.625%, 12/31/25	United States	43,700,000			46,353,580
2.00%, 11/15/26	United States	25,500,000			26,180,332
[r]Index Linked, 0.125%, 7/15/24	United States	65,369,761			65,434,928
[r]Index Linked, 0.375%, 7/15/25	United States	45,438,508			46,132,854
[r]Index Linked, 0.625%, 1/15/26	United States	14,576,490			14,962,756
[r]Index Linked, 0.375%, 7/15/27	United States	44,899,592			45,686,794

Total U.S. Government and Agency Securities (Cost $639,484,934)					668,347,791

Asset-Backed Securities and Commercial Mortgage-Backed Securities 28.8%
Banks 0.7%
[s]Commercial Mortgage Trust,
[t]2006-GG7, AJ, FRN, 5.637%, 7/10/38	United States	3,599,000			3,335,036
2006-GG7, AM, FRN, 5.637%, 7/10/38	United States	726,298			731,245
[g,s]CSMC, 2009-15R, 3A1, 144A, FRN, 5.155%, 3/26/36	United States	467,324			469,703
[u]CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 2.573%, (1-month USD LIBOR + 0.75%), 3/25/34	United States	723,541			729,295
[g,u]DBCG Mortgage Trust, 2017-BBG, A, 144A, FRN, 2.614%, (1-month USD LIBOR + 0.70%), 6/15/34	United States	9,840,000			9,832,908
[u]FNMA, 2005-122, FN, FRN, 2.173%, (1-month USD LIBOR + 0.35%), 1/25/36	United States	380,188			378,647
[g,s]FREMF Mortgage Trust, 2018-K72, B, 144A, FRN, 3.992%, 12/25/50	United States	17,900,000			19,308,000
[s]GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	1,687,435			1,490,950
[u]Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 2.563%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	619,263			619,460

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Banks (continued)
[u]Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 2.558%, (1-month USD LIBOR + 0.735%), 1/25/35	United States	184,798			$188,255
[b]Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	10,010			10,010

					37,093,509

Diversified Financials 28.1%
[g,s,v]Adagio CLO VIII DAC, VIII-A, B1, 144A, FRN, 1.65%, 4/15/32	Ireland	2,050,000		EUR	2,286,365
[u]American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 3.531%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	824,860			830,357
[u]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 2.648%, (1-month USD LIBOR + 0.825%), 6/25/34	United States	2,046,227			2,057,254
[g,s]AMMC CLO 15 Ltd.,
2014-15A, ARR, 144A, FRN, 3.261%, 1/15/32	United States	3,000,000			2,996,580
2014-15A, BRR, 144A, FRN, 3.801%, 1/15/32	United States	922,984			910,764
[g,u]AMMC CLO 21 Ltd., 2017-21A, C, 144A, FRN, 4.002%, (3-month USD LIBOR + 2.10%), 11/02/30	United States	1,000,000			956,690
[g,u]AMMC CLO XI Ltd.,
2012-11A, BR2, 144A, FRN, 3.536%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	5,050,000			4,936,426
2012-11A, CR2, 144A, FRN, 3.836%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	2,750,000			2,589,648
[g,u]Antares CLO Ltd., 2018-1A, B, 144A, FRN, 3.616%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	12,900,000			12,572,082
[g,u]Ares CLO Ltd., 2018-48A, D, 144A, FRN, 4.666%, (3-month USD LIBOR + 2.70%), 7/20/30	United States	2,000,000			1,845,000
[g,s]Ares European CLO VIII BV,
8A, AR, 144A, FRN, 0.92%, 4/17/32	Netherlands	20,700,000		EUR	23,086,711
8A, BR, 144A, FRN, 1.60%, 4/17/32	Netherlands	2,900,000		EUR	3,234,370
[g,s]ARES LII CLO Ltd.,
2019-52A, A2, 144A, FRN, 3.603%, 4/22/31	United States	1,382,114			1,378,673
2019-52A, B, 144A, FRN, 3.803%, 4/22/31	United States	6,000,000			6,006,000
2019-52A, C, 144A, FRN, 4.633%, 4/22/31	United States	2,500,000			2,487,550
2019-52A, D, 144A, FRN, 5.903%, 4/22/31	United States	3,194,444			3,150,520
[u]Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 2.183%, (1-month USD LIBOR + 0.36%), 10/25/35	United States	1,697,781			1,705,019
[g,s,v]Armada Euro CLO IV DAC, 4A, B, 144A, FRN, 1.70%, 7/15/33	United Kingdom	5,100,000		EUR	5,688,030
[g,u]Atrium IX, 9A, AR, 144A, FRN, 3.384%, (3-month USD LIBOR + 1.24%), 5/28/30	United States	4,500,000			4,497,840
[g,s]Atrium XII, 2012A, CR, 144A, FRN, 2.783%, 4/22/27	United States	11,600,000			11,571,348
[g,u]Atrium XIII,
2013A, B, 144A, FRN, 3.434%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	2,700,000			2,668,950
2013A, C, 144A, FRN, 3.734%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	3,753,500			3,580,839
2013A, D, 144A, FRN, 4.634%, (3-month USD LIBOR + 2.70%), 11/21/30	United States	5,500,000			4,972,660

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*		Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g,s]Atrium XIV LLC, 14A, A2A, 144A, FRN, 3.451%, 8/23/30	United States	7,400,000			$7,337,544
[g,s]Atrium XV, 15A, A1, 144A, FRN, 3.104%, 1/23/31	United States	3,150,000			3,143,480
[g,s]Avoca CLO XVII Designated Activity Co., 17A, B1R, 144A, FRN, 1.70%, 10/15/32	Ireland	5,600,000		EUR	6,241,408
[g,u]Bain Capital Credit CLO,
2018-1A, A1, 144A, FRN, 2.894%, (3-month USD LIBOR + 0.96%), 4/23/31	United States	12,000,000			11,852,160
2018-1A, A2, 144A, FRN, 3.084%, (3-month USD LIBOR + 1.15%), 4/23/31	United States	5,100,000			5,060,679
[g,s]BCC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 4.116%, 10/20/30	United States	5,100,000			5,062,515
[g,u]Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 3.423%, (1-month USD LIBOR + 1.60%), 4/25/28	United States	8,739,511			8,752,381
[g,s]Betony CLO 2 Ltd., 2018-1A, A1, 144A, FRN, 3.016%, 4/30/31	United States	10,300,000			10,212,038
[g,s,v]Blackrock European CLO IX DAC,
9A, A, 144A, FRN, 0.90%, 12/15/32	Ireland	17,350,000		EUR	19,350,456
9A, B, 144A, FRN, 1.55%, 12/15/32	Ireland	5,250,000		EUR	5,855,325
[g,s]BlueMountain CLO Ltd.,
2012-2A, AR2, 144A, FRN, 3.186%, 11/20/28	United States	1,291,071			1,293,072
2014-2A, A2R2, 144A, FRN, 3.366%, 10/20/30	United States	5,775,775			5,676,432
2014-2A, CR2, 144A, FRN, 4.166%, 10/20/30	United States	3,600,000			3,434,256
2018-3A, B, 144A, FRN, 3.71%, 10/25/30	United States	2,000,000			1,992,500
2018-3A, C, 144A, FRN, 4.14%, 10/25/30	United States	1,071,430			1,028,787
[g,s]BlueMountain CLO XXII Ltd., 2018-1A, B, 144A, FRN, 3.636%, 7/30/30	United States	272,725			270,300
[g,s,v]BlueMountain EUR CLO,
5A, A, 144A, FRN, 0.91%, 1/15/33	Ireland	20,950,000		EUR	23,365,536
5A, B, 144A, FRN, 1.55%, 1/15/33	Ireland	6,250,000		EUR	6,970,625
[g,u]BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, B, 144A, FRN, 4.116%, (3-month USD LIBOR + 2.15%), 10/20/30	United States	4,010,000			3,882,001
[g,u]BlueMountain Fuji U.S. CLO III Ltd.,
2017-3A, C, 144A, FRN, 3.701%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	2,300,000			2,176,306
2017-3A, D, 144A, FRN, 4.401%, (3-month USD LIBOR + 2.40%), 1/15/30	United States	1,600,000			1,422,672
[g]BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	United States	9,634,370			9,815,238
[g,s]Burnham Park CLO Ltd., 2016-1A, BR, 144A, FRN, 3.466%, 10/20/29	United States	1,488,189			1,472,727
[g,s]Buttermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 4.101%, 10/15/31	United States	1,452,380			1,404,582
[g,s]Carlyle Euro CLO DAC, 2019-2A, A1A, 144A, FRN, 1.11%, 8/15/32	Ireland	10,400,000		EUR	11,622,319
[g,u]Carlyle Global Market Strategies CLO Ltd.,
2014-1A, A1R2, 144A, FRN, 2.972%, (3-month USD LIBOR + 0.97%), 4/17/31	United States	725,000			716,119
2014-1A, A2R2, 144A, FRN, 3.132%, (3-month USD LIBOR + 1.13%), 4/17/31	United States	6,300,000			6,136,263

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g,s]Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.201%, 10/15/31	United States	10,000,000		$9,919,500
[g,u]Carlyle U.S. CLO Ltd.,
2017-1A, A1A, 144A, FRN, 3.266%, (3-month USD LIBOR + 1.30%), 4/20/31	United States	8,160,000		8,149,963
2017-2A, A1B, 144A, FRN, 3.186%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	10,650,000		10,650,319
2017-2A, B, 144A, FRN, 4.366%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	8,829,000		8,616,663
2017-3A, B, 144A, FRN, 4.316%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,000,000		972,890
2017-4A, C, 144A, FRN, 4.801%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	545,000		498,675
2017-5A, A2, 144A, FRN, 3.366%, (3-month USD LIBOR + 1.40%), 1/20/30	United States	2,000,000		1,925,980
2017-5A, B, 144A, FRN, 3.766%, (3-month USD LIBOR + 1.80%), 1/20/30	United States	7,000,000		6,563,970
[g,u]Catamaran CLO Ltd.,
2014-2A, BR, 144A, FRN, 4.953%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	6,401,000		6,403,944
2015-1A, C2R, 144A, FRN, 3.903%, (3-month USD LIBOR + 1.95%), 4/22/27	United States	7,600,000		7,308,996
[g,s]CIM Trust,
2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	United States	10,409,099		10,892,804
2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	United States	12,335,955		12,656,063
2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	20,481,369		21,416,175
[g,s]Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	United States	608,244		599,914
[g,s]Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 3.566%, 10/20/28	United States	2,571,428		2,554,919
[g,s]Columbia Cent CLO 27 Ltd., 2018-27A, A2A, 144A, FRN, 3.54%, 10/25/28	United States	769,230		762,907
[g,s]Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
2019-S6, PT, 144A, FRN, 12.793%, 10/17/44	United States	5,630,734		5,257,135
2018-14, PT, 144A, FRN, 9.459%, 9/16/41	United States	3,973,916		3,901,003
2018-29, PT, 144A, FRN, 25.917%, 12/15/43	United States	1,775,324		1,468,520
2019-26, PT, 144A, FRN, 20.442%, 8/15/44	United States	7,429,510		6,993,448
2019-31, PT, 144A, FRN, 21.412%, 9/15/44	United States	6,709,404		6,270,551
2019-37, PT, 144A, FRN, 20.088%, 10/17/44	United States	7,257,122		6,973,307
2019-42, PT, 144A, FRN, 24.207%, 11/15/44	United States	7,987,204		7,680,171
2019-S1, PT, 144A, FRN, 14.902%, 4/15/44	United States	5,831,303		5,120,548
2019-S2, PT, 144A, FRN, 14.389%, 5/16/44	United States	4,504,462		4,117,587
2019-S3, PT, 144A, FRN, 14.539%, 6/15/44	United States	5,475,010		5,108,734
2019-S4, PT, 144A, FRN, 13.454%, 8/15/44	United States	6,182,356		5,770,430
2019-S5, PT, 144A, FRN, 13.279%, 9/15/44	United States	6,043,377		5,541,510

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g,u]Cook Park CLO Ltd., 2018-1A, A2, 144A, FRN, 3.122%, (3-month USD LIBOR + 1.12%), 4/17/30	United States	6,000,000			$5,845,080
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	121,424			109,956
Discover Card Execution Note Trust, 2019-A3, A, 1.89%, 10/15/24	United States	17,820,000			17,856,078
Dryden 41 Senior Loan Fund,
[g,u]2015-41A, AR, 144A, FRN, 2.956%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	22,025,000			21,785,148
[h,s]2015-41X, AR, Reg S, FRN, 2.956%, 4/15/31	United States	4,700,000			4,648,817
[g,u]Dryden 42 Senior Loan Fund, 2016-42A, DR, 144A, FRN, 4.931%, (3-month USD LIBOR + 2.93%), 7/15/30	United States	800,000			728,536
[g,s]Dryden 45 Senior Loan Fund, 2016-45A, CR, 144A, FRN, 4.201%, 10/15/30	United States	1,250,000			1,230,238
[g,u]Dryden 49 Senior Loan Fund,
2017-49A, A, 144A, FRN, 3.213%, (3-month USD LIBOR + 1.21%), 7/18/30	United States	7,030,000			7,033,164
2017-49A, C, 144A, FRN, 4.353%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	5,320,000			5,189,607
[g,u]Dryden 50 Senior Loan Fund,
2017-50A, A1, 144A, FRN, 3.221%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	5,660,000			5,641,322
2017-50A, C, 144A, FRN, 4.251%, (3-month USD LIBOR + 2.25%), 7/15/30	United States	2,600,000			2,600,806
[g,u]Dryden 55 CLO Ltd.,
2018-55A, A1, 144A, FRN, 3.021%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	23,362,000			23,146,602
2018-55A, D, 144A, FRN, 4.851%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	2,000,000			1,816,060
[g,u]Dryden 64 CLO Ltd., 2018-64A, A, 144A, FRN, 2.973%, (3-month USD LIBOR + 0.97%), 4/18/31	United States	1,200,000			1,185,936
[g,s]Eleven Madison Trust 2015-11MD Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	3,255,000			3,484,490
[g,u]Ellington CLO III Ltd., 2018-3A, A1, 144A, FRN, 3.616%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	5,400,000			5,374,350
[g,s]Euro-Galaxy III CLO BV, 2013-3A, B2ER, 144A, FRN, 1.50%, 1/17/31	Netherlands	2,550,000		EUR	2,839,021
FHLMC Structured Agency Credit Risk Debt Notes,
[u]2014-DN1, M2, FRN, 4.023%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,536,126			1,553,869
[u]2014-DN3, M3, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	14,241,606			15,033,579
[u]2014-DN4, M3, FRN, 6.373%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	8,223,523			8,821,165
[u]2014-HQ1, M3, FRN, 5.923%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	2,608,716			2,757,489
[u]2015-DN1, M3, FRN, 5.973%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	9,633,672			9,977,694
[u]2015-DNA2, M3, FRN, 5.723%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	25,057,000			26,048,004

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
FHLMC Structured Agency Credit Risk Debt Notes, (continued)
[u]2015-DNA3, M2, FRN, 4.673%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	8,455,451		$8,548,970
[u]2015-DNA3, M3, FRN, 6.523%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	3,330,000		3,675,327
[u]2015-HQ1, M3, FRN, 5.623%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	21,697,129		22,297,834
[u]2015-HQ2, M3, FRN, 5.073%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	4,580,000		4,789,301
[u]2015-HQA1, M2, FRN, 4.473%, (1-month USD LIBOR + 2.65%), 3/25/28	United States	4,178,808		4,190,886
[u]2015-HQA2, M2, FRN, 4.623%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	866,519		871,612
[u]2016-DNA1, M2, FRN, 4.723%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	2,230,978		2,244,868
[u]2016-DNA1, M3, FRN, 7.373%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	29,600,000		32,666,465
[u]2016-DNA2, M3, FRN, 6.473%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	19,720,548		21,154,602
[u]2016-HQA1, M2, FRN, 4.573%, (1-month USD LIBOR + 2.75%), 9/25/28	United States	3,265,294		3,278,392
[u]2016-HQA2, M2, FRN, 4.073%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	7,847,855		7,888,177
[u]2016-HQA2, M3, FRN, 6.973%, (1-month USD LIBOR + 5.15%), 11/25/28	United States	26,915,000		29,539,552
[u]2016-HQA3, M2, FRN, 3.173%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	1,599,473		1,602,743
[s]2017-DNA1, M2, FRN, 5.073%, 7/25/29	United States	10,450,000		10,965,906
[s]2017-DNA2, M2, FRN, 5.273%, 10/25/29	United States	12,000,000		12,755,563
[u]2017-DNA3, M2, FRN, 4.323%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	13,500,000		13,785,347
[g,u]Flagship CLO VIII Ltd., 2014-8A, ARR, 144A, FRN, 2.851%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	4,149,244		4,149,120
FNMA Connecticut Avenue Securities,
[u]2013-C01, M2, FRN, 7.073%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	5,358,447		5,907,333
[u]2014-C02, 1M2, FRN, 4.423%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	22,096,847		22,989,697
[u]2014-C02, 2M2, FRN, 4.423%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	7,903,146		8,176,909
[u]2014-C03, 1M2, FRN, 4.823%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	26,470,037		27,815,932
[u]2014-C03, 2M2, FRN, 4.723%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	2,858,508		2,972,910
[u]2014-C04, 1M1, FRN, 6.723%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	20,250,164		22,075,761
[u]2014-C04, 2M2, FRN, 6.823%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	3,531,475		3,767,290
[u] 2015-C01, 1M2, FRN, 6.123%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	2,955,472		3,130,833

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
FNMA Connecticut Avenue Securities, (continued)
[u]2015-C01, 2M2, FRN, 6.373%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	11,494,806		$11,889,807
[u]2015-C02, 1M2, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	14,140,622		14,923,201
[u]2015-C02, 2M2, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	3,845,518		4,001,205
[u]2015-C03, 1M2, FRN, 6.823%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	9,965,706		10,766,360
[u]2015-C03, 2M2, FRN, 6.823%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	3,960,865		4,213,452
[s]2016-C02, 1M2, FRN, 7.823%, 9/25/28	United States	19,149,481		20,902,065
[s]2016-C04, 1M2, FRN, 6.073%, 1/25/29	United States	17,450,000		18,442,008
[s]2016-C05, 2M2, FRN, 6.273%, 1/25/29	United States	18,816,393		19,820,869
[s]2016-C07, 2M2, FRN, 6.173%, 5/25/29	United States	12,732,171		13,380,138
[u]2017-C01, 1B1, FRN, 7.573%, (1-month USD LIBOR + 5.75%), 7/25/29	United States	5,375,000		6,323,589
[u]2017-C01, 1M2, FRN, 5.373%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	11,760,000		12,323,739
[s]2017-C03, 1M2, FRN, 4.823%, 10/25/29	United States	17,670,000		18,406,906
[s]Freddie Mac Structured Agency Credit Risk Debt Notes, HQA2, M2, FRN, 4.473%, 12/25/29	United States	3,000,000		3,082,208
[g,u]Galaxy XXVII CLO Ltd.,
2018-27A, A, 144A, FRN, 3.188%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	1,000,000		988,780
2018-27A, C, 144A, FRN, 3.968%, (3-month USD LIBOR + 1.80%), 5/16/31	United States	4,000,000		3,770,960
[g,u]Gilbert Park CLO Ltd., 2017-1A, B, 144A, FRN, 3.601%, (3-month USD LIBOR + 1.60%), 10/15/30	United States	1,000,000		992,210
[u]GSAA Home Equity Trust, 2005-5, M3, FRN, 2.768%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	1,052,192		1,075,926
[g,u]Halcyon Loan Advisors Funding Ltd., 2018-1A, A2, 144A, FRN, 3.766%, (3-month USD LIBOR + 1.80%), 7/21/31	United States	4,500,000		4,365,180
[g,s]Harbor Park CLO Ltd., 1A, A2, 144A, FRN, 3.366%, 1/20/31	United States	657,895		653,007
[g,u]HayFin Kingsland IX Ltd., 2013-6A, BR, 144A, FRN, 3.736%, (3-month USD LIBOR + 1.80%), 4/28/31	United States	14,500,000		14,316,575
[g,s]HPS Loan Management Ltd.,
2013A-18, A2, 144A, FRN, 3.451%, 10/15/30	United States	8,600,000		8,528,534
2013A-18, C, 144A, FRN, 4.151%, 10/15/30	United States	3,000,000		2,889,210
[g,u]Invitation Homes Trust, 2017-SFR2, A, 144A, FRN, 2.739%, (1-month USD LIBOR + 0.85%), 12/17/36	United States	9,239,050		9,238,598
[g,u]LCM 26 Ltd.,
26A, B, 144A, FRN, 3.366%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	2,000,000		1,934,220
26A, C, 144A, FRN, 3.766%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	9,600,000		9,040,992
26A, D, 144A, FRN, 4.466%, (3-month USD LIBOR + 2.50%), 1/20/31	United States	600,000		529,290

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g,s]LCM XVI LP, 2016A, A2R, 144A, FRN, 3.181%, 10/15/31	United States	1,083,333			$1,080,300
[g,u]LCM XVIII LP, 2018A, CR, 144A, FRN, 3.816%, (3-month USD LIBOR + 1.85%), 4/20/31	United States	2,000,000			1,883,140
[g,s]LCM XXII Ltd.,
22A, A2R, 144A, FRN, 3.416%, 10/20/28	United States	1,000,000			980,340
22A, CR, 144A, FRN, 4.766%, 10/20/28	United States	1,000,000			916,290
[g,u]LCM XXIII Ltd., 23A, A2, 144A, FRN, 3.816%, (3-month USD LIBOR + 1.85%), 10/20/29	United States	2,000,000			2,000,800
[g,u]Long Point Park CLO Ltd.,
2017-1A, A2, 144A, FRN, 3.377%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	5,800,000			5,656,740
2017-1A, B, 144A, FRN, 3.702%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	2,700,000			2,576,745
2017-1A, C, 144A, FRN, 4.402%, (3-month USD LIBOR + 2.40%), 1/17/30	United States	3,100,000			2,769,819
[g,s]Madison Park Euro Funding XIV DAC, 2014A, A1N, 144A, FRN, 1.12%, 7/15/32	Ireland	7,300,000		EUR	8,176,928
[g,u]Madison Park Funding XXIII Ltd.,
2017-23A, B, 144A, FRN, 3.636%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	3,840,000			3,816,230
2017-23A, C, 144A, FRN, 4.286%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	1,000,000			983,530
[g,s]Madison Park Funding XXIX Ltd.,
2018-29A, A2, 144A, FRN, 3.453%, 10/18/30	United States	1,727,273			1,708,601
2018-29A, C, 144A, FRN, 4.203%, 10/18/30	United States	1,072,581			1,051,204
[g,u]Madison Park Funding XXVII Ltd., 2018-27A, A1B, 144A, FRN, 3.096%, (3-month USD LIBOR + 1.13%), 4/20/30	United States	6,837,000			6,741,487
[g,s]Madison Park Funding XXXI Ltd.,
2018-31A, B, 144A, FRN, 3.634%, 1/23/31	United States	1,500,000			1,489,830
2018-31A, C, 144A, FRN, 4.084%, 1/23/31	United States	650,000			636,201
[g,s]Magnetite Ltd., 2015-14RA, A1, 144A, FRN, 3.123%, 10/18/31	United States	15,000,000			14,959,950
[g,s]Mill City Mortgage Loan Trust,
2018-1, A1, 144A, FRN, 3.25%, 5/25/62	United States	2,179,387			2,236,227
2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	14,274,000			14,732,764
[g,s]Neuberger Berman CLO Ltd., 2016-22A, A2R, 144A, FRN, 3.402%, 10/17/30	United States	8,300,000			8,233,932
[g,s]Neuberger Berman CLO XVIII Ltd., 2014-18A, A1BR, 144A, FRN, 3.366%, 10/21/30	United States	1,700,000			1,691,738
[g,u]Neuberger Berman CLO XVI-S Ltd.,
2017-16SA, C, 144A, FRN, 3.601%, (3-month USD LIBOR + 1.60%), 1/15/28	United States	2,350,000			2,293,976
2017-16SA, D, 144A, FRN, 4.501%, (3-month USD LIBOR + 2.50%), 1/15/28	United States	650,000			627,660

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g]Neuberger Berman Loan Advisers CLO Ltd.,
[u]2017-26A, B, 144A, FRN, 3.503%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	5,772,370		$5,661,310
[u]2018-27A, C, 144A, FRN, 3.701%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	4,900,000		4,599,385
[s]2019-32A, C, 144A, FRN, 4.616%, 1/19/32	United States	2,000,000		2,000,100
[g,u]Newark BSL CLO 2 Ltd.,
2017-1A, B, 144A, FRN, 4.29%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	3,069,687		3,030,548
2017-1A, C, 144A, FRN, 5.59%, (3-month USD LIBOR + 3.65%), 7/25/30	United States	1,000,000		976,780
[g,u]NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.682%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	11,200,000		10,980,032
[g,u]Octagon Investment Partners 18-R Ltd., 2018-18A, C, 144A, FRN, 4.701%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	9,050,000		8,094,501
[g,s]Octagon Investment Partners 24 Ltd., 2015-1A, BS, 144A, FRN, 3.866%, 4/21/31	United States	6,482,500		6,478,805
[g,s]Octagon Investment Partners 28 Ltd., 2016-1A, A2R, 144A, FRN, 3.386%, 10/24/30	United States	1,000,000		1,001,210
[g,u]Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 4.366%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	1,707,068		1,690,424
[g,u]Octagon Investment Partners 33 Ltd.,
2017-1A, A2, 144A, FRN, 3.466%, (3-month USD LIBOR + 1.50%), 1/20/31	United States	400,000		392,796
2017-1A, C, 144A, FRN, 4.716%, (3-month USD LIBOR + 2.75%), 1/20/31	United States	2,800,000		2,585,660
[g,u]Octagon Investment Partners 35 Ltd.,
2018-1A, A1B, 144A, FRN, 3.066%, (3-month USD LIBOR + 1.10%), 1/20/31	United States	3,325,000		3,251,152
2018-1A, B, 144A, FRN, 3.666%, (3-month USD LIBOR + 1.70%), 1/20/31	United States	450,000		424,643
[g,u]Octagon Investment Partners 36 Ltd.,
2018-1A, A1, 144A, FRN, 2.971%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	18,000,000		17,866,440
2018-1A, A2, 144A, FRN, 3.201%, (3-month USD LIBOR + 1.20%), 4/15/31	United States	8,500,000		8,294,215
[g,u]Octagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN, 4.79%, (3-month USD LIBOR + 2.85%), 7/25/30	United States	2,000,000		1,812,080
[g,s]Octagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN, 4.916%, 7/20/30	United States	4,000,000		3,661,400
[g,u]Octagon Investment Partners XVII Ltd., 2013-1A, CR2, 144A, FRN, 3.64%, (3-month USD LIBOR + 1.70%), 1/25/31	United States	5,250,000		4,918,830
[g,u]Octagon Investment Partners XXIII Ltd.,
2015-1A, BR, 144A, FRN, 3.201%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	1,170,000		1,150,438
2015-1A, CR, 144A, FRN, 3.851%, (3-month USD LIBOR + 1.85%), 7/15/27	United States	2,700,000		2,660,283
2015-1A, DR, 144A, FRN, 4.551%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	1,000,000		973,790

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials (continued)
[g,s]Octagon Loan Funding Ltd., 2014-1A, ARR, 144A, FRN, 3.304%, 11/18/31	United States	1,000,000		$995,980
[g,u]Race Point IX CLO Ltd., 2015-9A, A1AR, 144A, FRN, 3.211%, (3-month USD LIBOR + 1.21%), 10/15/30	United States	5,175,000		5,162,166
[g,s]Race Point X CLO Ltd., 2016-10A, B1R, 144A, FRN, 3.59%, 7/25/31	United States	3,600,000		3,516,264
[g,u] Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.223%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	4,113,198		4,114,114
[g,s]Strata CLO I Ltd., 2018-1A, B, 144A, FRN, 4.201%, 1/15/31	United States	11,000,000		10,857,550
[g,u]TCI-Flatiron CLO Ltd.,
2017-1A, B, 144A, FRN, 3.684%, (3-month USD LIBOR + 1.56%), 11/18/30	United States	3,500,000		3,417,960
2017-1A, C, 144A, FRN, 3.974%, (3-month USD LIBOR + 1.85%), 11/18/30	United States	2,800,000		2,645,720
[g,s] Towd Point Mortgage Trust,
2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	7,998,758		8,116,436
2017-1, A2, 144A, FRN, 3.50%, 10/25/56	United States	8,862,000		9,258,609
2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	3,644,696		3,683,033
2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	6,328,413		6,421,037
2019-1, A1, 144A, FRN, 3.75%, 3/25/58	United States	13,676,326		14,456,894
[g,s]Upgrade Master Pass-Thru Trust, 2019-PT1, A, 144A, FRN, 11.128%, 6/15/25	United States	3,270,998		3,269,693
[g]Voya CLO Ltd.,
[u]2013-2A, CR, 144A, FRN, 4.69%, (3-month USD LIBOR + 2.75%), 4/25/31	United States	1,650,000		1,486,172
[u]2014-1A, BR2, 144A, FRN, 3.903%, (3-month USD LIBOR + 1.90%), 4/18/31	United States	1,000,000		965,020
[u]2014-1A, CR2, 144A, FRN, 4.803%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	3,750,000		3,393,488
[s]2015-2A, AR, 144A, FRN, 2.904%, 7/23/27	United States	4,840,000		4,843,194
[s]2016-3A, CR, 144A, FRN, 5.253%, 10/18/31	United States	2,547,170		2,382,012
[u]2017-3A, B, 144A, FRN, 4.316%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	3,091,704		3,057,819
[s]2018-2A, A1, 144A, FRN, 3.001%, 7/15/31	United States	6,122,582		6,058,417
[u]2018-2A, A2, 144A, FRN, 3.251%, (3-month USD LIBOR + 1.25%), 7/15/31	United States	1,500,000		1,473,000
[u]2018-2A, C1, 144A, FRN, 3.851%, (3-month USD LIBOR + 1.85%), 7/15/31	United States	700,000		664,944
[s]2018-4A, B, 144A, FRN, 3.851%, 1/15/32	United States	1,896,104		1,883,893

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g,u]Webster Park CLO Ltd., 2015-1A, BR, 144A, FRN, 3.766%, (3-month USD LIBOR + 1.80%), 7/20/30	United States	2,000,000		$1,882,680
[s]Wells Fargo Mortgage Backed Securities Trust, 2004-W, A9, FRN, 4.597%, 11/25/34	United States	595,361		624,339
[g,u]West CLO Ltd.,
2014-1A, A2R, 144A, FRN, 3.353%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	2,860,000		2,853,908
2014-1A, BR, 144A, FRN, 3.853%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	5,060,000		5,047,148

				1,410,682,137

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $1,466,764,432)				1,447,775,646

Mortgage-Backed Securities 26.9%
[w]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.405%, (11th District COF +/- MBS Margin), 11/01/27	United States	1,146,366		1,141,578

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 17.1%
[x]FHLMC 15 Year, 2.50%, 10/01/34	United States	11,000,000		11,119,453
[x]FHLMC 30 Year, 2.50%, 11/01/49	United States	31,000,000		30,829,258
[x]FHLMC 30 Year, 3.00%, 11/01/49	United States	189,000,000		192,071,252
[x]FHLMC 30 Year, 3.50%, 11/01/49	United States	226,800,000		232,895,252
FHLMC 30 Year, 4.00%, 7/01/49	United States	132,926,650		138,053,132
[x]FHLMC 30 Year, 4.00%, 11/01/49	United States	48,800,000		50,638,244
[x]FHLMC 30 Year, 4.50%, 11/01/49	United States	57,000,000		59,953,618
FHLMC 30 Year, 6.00%, 6/01/37	United States	28,801		33,099
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	80,619		89,906
FHLMC 30 Year, 7.00%, 7/01/31	United States	5,610		5,865
FHLMC 30 Year, 8.00%, 2/01/30	United States	16,274		18,851
FHLMC 30 Year, 8.50%, 10/01/24	United States	3,271		3,556
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	45,566		45,940
FHLMC Gold 15 Year, 6.00%, 10/01/21 - 9/01/22	United States	122,021		125,169
FHLMC Gold 30 Year, 3.50%, 12/01/47	United States	49,371,336		51,306,631
FHLMC Gold 30 Year, 3.50%, 4/01/48	United States	77,512,038		80,360,845
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	1,400,592		1,518,381
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	8,409,419		9,286,886
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	623,962		691,219
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	884,552		1,015,527
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	661,173		754,245
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	50,658		57,336
FHLMC Gold 30 Year, 7.50%, 3/01/32.	United States	11,781		13,860
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	1,191		1,378
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	18		18

				860,888,921

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

Mortgage-Backed Securities (continued)
[w]Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
FNMA, 3.671%, (6-month USD LIBOR +/- MBS Margin), 10/01/32	United States	138,242		$140,888
FNMA, 4.026%, (US 3 Year CMT T-Note +/- MBS Margin), 12/01/24	United States	7,496		7,737
FNMA, 2.404% - 4.108%, (11th District COF +/- MBS Margin), 12/01/27 - 9/01/34	United States	2,306,616		2,349,265
FNMA, 4.38% - 4.691%, (12-month USD LIBOR +/- MBS Margin), 2/01/34 - 3/01/37	United States	918,441		952,376
FNMA, 4.115% -5.287%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/25 - 10/01/36	United States	213,011		223,086

				3,673,352

Federal National Mortgage Association (FNMA) Fixed Rate 7.5%
FNMA 15 Year, 5.50%, 12/01/22 - 12/01/23	United States	76,300		78,637
FNMA 15 Year, 6.00%, 9/01/22	United States	34,920		35,457
FNMA 30 Year, 3.00%, 9/01/48	United States	72,793,547		74,743,858
FNMA 30 Year, 3.00%, 11/01/48	United States	89,321,586		91,553,515
FNMA 30 Year, 3.50%, 11/01/47	United States	83,946,192		87,116,203
FNMA 30 Year, 3.50%, 4/01/48	United States	46,392,612		48,096,338
FNMA 30 Year, 4.00%, 10/01/47	United States	55,889,810		58,726,123
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	1,493,509		1,644,818
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	4,779,221		5,283,287
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	6,003,648		6,882,674
FNMA 30 Year, 6.50%, 8/01/28 - 5/01/37	United States	164,343		184,823
FNMA 30 Year, 7.00%, 11/01/25	United States	2,825		2,828
FNMA 30 Year, 7.50%, 1/01/30	United States	9,561		11,186
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	53,159		63,394
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	51,552		52,615

				374,475,756

[w]Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†
GNMA, 4.00% - 4.125%, (US 1 Year CMT T-Note +/- MBS Margin), 1/20/23 - 10/20/26	United States	26,064		26,752

Government National Mortgage Association (GNMA) Fixed Rate 2.2%
[x]GNMA I SF 30 Year, 4.50%, 10/01/49	United States	4,900,000		5,130,364
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	142,759		164,202
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	20,506		22,727
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	25,505		28,773
GNMA I SF 30 Year, 7.50%, 2/15/22 - 5/15/26	United States	29,012		29,713
GNMA I SF 30 Year, 9.00%, 9/15/25	United States	41		42
GNMA II SF 30 Year, 3.50%, 9/20/49	United States	8,132,931		8,454,447
[x]GNMA II SF 30 Year, 3.50%, 10/01/49	United States	17,400,000		18,056,578
GNMA II SF 30 Year, 4.50%, 5/20/49	United States	76,092,664		79,809,245
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	3,307		3,698
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	318,891		367,756

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Principal Amount	*	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	33,829		$38,244

				112,105,789

Total Mortgage-Backed Securities (Cost $1,334,689,214)				1,352,312,148

Municipal Bonds 3.2%
California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000		2,385,000
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000		1,106,152
City of Austin Electric Utility System Revenue, Travis and Williamson Counties, Refunding, 6.262%, 11/15/32	United States	6,830,000		8,583,193
[v]Greenville City School District GO, County of Darke, School Improvement, Refunding, 3.541%, 1/01/51	United States	8,420,000		8,421,095
[v]Honolulu City and County Wastewater System Revenue, Second Bond Resolution, Refunding, Junior, 2.585%, 7/01/28	United States	1,350,000		1,363,729
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 4.294%, 1/01/23	United States	10,000,000		10,238,400
Kaiser Foundation Hospitals, 3.266%, 11/01/49	United States	11,270,000		11,506,686
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	5,760,000		6,379,891
New York State Urban Development Corp. Sales Tax Revenue, Bidding Group 2, Series B, 2.97%, 3/15/34	United States	22,040,000		22,168,052
New York State GO, Refunding, Series B, 3.20%, 2/15/39	United States	13,470,000		13,650,902
[v]Ohio State Hospital Facility Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series G, 3.276%, 1/01/42	United States	2,265,000		2,327,582
Orlando Health Obligated Group, 3.777%, 10/01/28	United States	2,810,000		3,041,798
[v]Pennsylvania State Turnpike Commission Turnpike Revenue, Motor License Fund-Enhanced, Subordinate, Refunding, First Series, 3.579%, 12/01/43	United States	11,275,000		11,395,755
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	4,570,000		5,084,034
Consolidated, Refunding, One Hundred Ninety-Second Series, 4.81%, 10/15/65	United States	15,000,000		19,634,700
Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	8,875,000		9,092,308
RWJ Barnabas Health Inc., 3.477%, 7/01/49	United States	3,050,000		3,116,240
San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.226%, 8/01/27	United States	6,150,000		6,580,561
[v]Texas State University System Financing Revenue,
Refunding, Serise B, 2.938%, 3/15/33	United States	2,655,000		2,702,870
Refunding, Serise B, 3.289%, 3/15/40	United States	2,255,000		2,274,754
University of California Revenue, Limited Project, Refunding, Series J, 4.131%, 5/15/45	United States	10,750,000		12,045,697

Total Municipal Bonds (Cost $153,820,772)				163,099,399

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

	Country	Shares/ Units	Value

Escrows and Litigation Trusts 0.0%
[a,b]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500	$—
[a,b]NewPage Corp., Escrow Account	United States	2,500,000	—
[a,b,d]Remington Outdoor Co. Inc., Litigation Units	United States	4,897	—

Total Escrows and Litigation Trusts (Cost $2,307)			—

Total Investments before Short Term Investments (Cost $5,184,072,348)			5,239,248,451

		Shares

Short Term Investments (Cost $373,627,760) 7.4%

Money Market Funds 7.4%
[e,y]Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	373,627,760	373,627,760

Total Investments (Cost $5,557,700,108) 111.7%			5,612,876,211
Other Assets, less Liabilities (11.7)%			(587,153,055)

Net Assets 100.0%.			$5,025,723,156

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

cThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(h).

dSee Note 8 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fVariable rate security. The rate shown represents the yield at period end.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $1,356,087,519, representing 27.0% of net assets.

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At October 31, 2019, the aggregate value of these securities was $114,868,136, representing 2.3% of net assets.

iIncome may be received in additional securities and/or cash.

jSee Note 1(g) regarding loan participation notes.

kSee Note 7 regarding defaulted securities.

lPerpetual security with no stated maturity date.

mThe coupon rate shown represents the rate at period end.

nSee Note 1(j) regarding senior floating rate interests.

oA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

pSee Note 1(k) regarding Marketplace lending.

qThe principal represents the notional amount. See Note 1(e) regarding value recovery instruments.

rPrincipal amount of security is adjusted for inflation. See Note 1(m).

sAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

tThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

uThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

vSecurity purchased on a when-issued basis. See Note 1(d).

wAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

xA portion or all of the security purchased on a to-be-announced (TBA) basis. See Note 1(d).

yThe rate shown is the annualized seven-day effective yield at period end.

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

At October 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Contracts
Australian 3 Yr. Bond	Long	2,020	$160,671,425		12/16/19	$ 244,368
Australian 10 Yr. Bond	Long	839	84,342,987		12/16/19	(1,021)
Canadian 10 Yr. Bond	Long	1,002	108,107,923		12/18/19	(2,704,335)
CME Ultra Long Term U.S. Treasury Bond	Long	529	100,377,750		12/19/19	(4,695,653)
Euro-Bund	Long	174	33,332,125		12/06/19	(394,634)
U.S. Treasury 2 Yr. Note	Long	907	195,550,617		12/31/19	(430,444)
U.S. Treasury 5 Yr. Note	Long	2,710	323,040,469		12/31/19	(1,968,569)
U.S. Treasury 10 Yr. Note	Long	240	31,271,250		12/19/19	(322,829)
U.S. Treasury 30 Yr. Bond	Long	1,037	167,345,875		12/19/19	(3,801,105)
Ultra 10 Yr. U.S. Treasury Note	Short	302	42,917,031		12/19/19	419,195

Total Futures Contracts						$(13,655,027)

*As of period end.

At October 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Indonesian Rupiah	DBAB		Buy	139,844,100,000	$9,568,532	12/16/19	$311,755	$—
Indonesian Rupiah	JPHQ		Buy	6,900,000,000	471,086	12/16/19	16,414	—
Australian Dollar	JPHQ		Sell	34,750,000	23,448,779	1/09/20	—	(553,843)
Japanese Yen	JPHQ		Sell	1,400,000,000	13,147,638	1/09/20	117,866	—
Australian Dollar	JPHQ		Sell	11,200,000	7,635,600	1/28/20	—	(103,434)
Japanese Yen	JPHQ		Buy	7,348,000,000	69,580,066	1/29/20	—	(1,113,400)
Canadian Dollar	JPHQ		Sell	15,200,000	11,452,941	1/30/20	—	(98,103)
Danish Krone	JPHQ		Sell	226,372,668	34,120,578	1/30/20	83,408	—
Euro	JPHQ		Sell	85,444,180	96,437,658	1/30/20	529,343	—
Mexican Peso	JPHQ		Buy	206,500,000	10,233,665	1/30/20	350,302	—
Norwegian Krone	JPHQ		Buy	274,700,000	30,425,270	1/30/20	—	(539,687)
Chinese Yuan Renminbi	JPHQ		Sell	320,900,000	45,021,112	2/24/20	—	(367,570)
Japanese Yen	JPHQ		Buy	2,510,000,000	23,616,083	3/13/20	—	(168,044)
Canadian Dollar	JPHQ		Sell	24,180,000	18,287,426	3/16/20	—	(87,640)
Canadian Dollar	JPHQ		Sell	26,000,000	19,881,324	3/16/20	123,189	—
Euro	DBAB		Sell	2,178,384	2,442,078	3/16/20	—	(9,824)
Euro	JPHQ		Sell	68,474,138	76,597,003	3/16/20	—	(474,741)
Norwegian Krone	JPHQ		Buy	233,800,000	26,108,319	3/16/20	—	(675,332)
Swedish Krona	JPHQ		Buy	168,000,000	17,140,321	3/16/20	383,457	—
Swedish Krona	JPHQ		Sell	168,000,000	17,663,015	3/16/20	139,236	—
South Korean Won	JPHQ		Sell	14,000,000,000	11,767,672	3/25/20	—	(240,779)

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Turkish Lira	JPHQ		Buy	41,600,000	$6,596,369	4/15/20	$ 368,891	$ —

Total Forward Exchange Contracts							$2,423,861	$(4,432,397)

Net unrealized appreciation (depreciation)								$(2,008,536)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At October 31, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Traded Index
CDX.NA.HY.32	(5.00)%	Quarterly		6/20/24	$14,850,000		$(1,024,652)	$(1,067,909)	$ 43,257

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	$20,750,000		$(4,269,390)	$(3,986,188)	$ (283,202)
Avon Products Inc.	(5.00)%	Quarterly	CITI	3/20/23	8,800,000		(1,008,730)	(866,895)	(141,835)
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	10,600,000		(163,694)	83,978	(247,672)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	3,466,666		(5,980)	22,178	(28,158)
Nabors Industries Inc.	(1.00)%	Quarterly	CITI	12/20/21	10,225,000		1,224,500	318,661	905,839
Navient Corp.	(5.00)%	Quarterly	JPHQ	3/20/20	5,000,000		(120,049)	(70,462)	(49,587)
Contracts to Sell Protection[c,d]
Single Name
The Goldman Sachs
Group Inc.	1.00%	Quarterly	JPHQ	12/20/24	20,750,000		415,902	367,363	48,539	BBB+
Government of Argentina	5.00%	Quarterly	CITI	12/20/21	16,050,000		(9,533,450)	(9,069,947)	(463,503)	CCC-
Government of Indonesia	1.00%	Quarterly	CITI	12/20/24	17,770,000		224,086	119,527	104,559	NR
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	10,600,000		53,809	(368,253)	422,062	NR
Government of Russia	1.00%	Quarterly	CITI	12/20/24	8,600,000		109,867	87,629	22,238	BBB-
Government of Spain	1.00%	Quarterly	CITI	12/20/24	12,300,000		404,366	359,788	44,578	NR
Morgan Stanley	1.00%	Quarterly	JPHQ	12/20/24	20,750,000		451,011	403,201	47,810	BBB+
Nabors Industries Inc.	1.00%	Quarterly	CITI	12/20/23	10,225,000		(2,572,565)	(1,267,098)	(1,305,467)	BB-
Traded Index
[e]BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	5,150,000		61,287	—	61,287	Non- Investment Grade

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e]BNP Paribas Bespoke Rodez Index, Mezzanine Tranche 5-7%	2.00%	Quarterly	BNDP	12/20/20	$5,300,000		$43,964	$—	$ 43,964	Non- Investment Grade
[e]BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	2,700,000		65,131	—	65,131	Non- Investment Grade
[e]Citibank Bespoke Cambridge Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	8,476,000		(756,942)	(95,041)	(661,901)	Non- Investment Grade
[e]Citibank Bespoke Lima Index, Mezzanine Tranche 5-7%	2.13%	Quarterly	CITI	12/20/19	10,500,000		246	—	246	Non- Investment Grade
[e]Citibank Bespoke Palma Index, Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	5,900,000		83,738	—	83,738	Non- Investment Grade
[e]Citibank Bespoke Phoenix Index, Mezzanine Tranche 5-7%	2.90%	Quarterly	CITI	12/20/21	7,800,000		213,154	—	213,154	Non- Investment Grade
[e]Citibank Bespoke Singapore Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	11,300,000		(1,196,927)	(1,006,514)	(190,413)	Non- Investment Grade
[e]Citibank Bespoke Sydney Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	3,595,109		(458,123)	(365,577)	(92,546)	Non- Investment Grade
[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	6,112,500		(84,526)	(84,132)	(394)	Non- Investment Grade

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	$21,000,000		$14,925	$—	$14,925	Non- Investment Grade
MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	2,325,000		41,235	19,486	21,749	Investment Grade
[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	3.98%	Quarterly	MSCO	12/20/21	8,300,000		208,915	—	208,915	Non- Investment Grade
[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	4.10%	Quarterly	MSCO	12/20/21	8,300,000		246,781	—	246,781	Non- Investment Grade
Total OTC Swap Contracts							$(16,307,459)	$(15,398,296)	$(909,163)
Total Credit Default Swap Contracts							$(17,332,111)	$(16,466,205)	$(865,906)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

At October 31, 2019, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Payment Frequency	Coun- terparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			3,137,400	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	2,700,000	EUR	$ 122,926
Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			8,176,000	USD
Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	7,300,000	EUR	50,582
Receive Floating 3-month USD LIBOR + 1.305%	Quarterly			11,512,800	USD
Pay Floating 3-month EUR LIBOR + 1.11%	Quarterly	JPHQ	8/20/21	10,400,000	EUR	(24,068)
Receive Floating 3-month USD LIBOR + 1.23%	Quarterly			2,830,500	USD
Pay Floating 3-month EUR LIBOR + 1.07%	Quarterly	CITI	9/17/21	2,550,000	EUR	(4,730)

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Cross-Currency Swap Contracts (continued)

Description	Payment Frequency	Coun- terparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts (continued)
Receive Floating 3-month USD LIBOR + 1.87%	Quarterly			6,160,000	USD
Pay Floating 3-month EUR LIBOR + 1.7%	Quarterly	CITI	10/15/21	5,600,000	EUR	$(81,741)
Receive Floating 3-month USD LIBOR + 1.25%	Quarterly			28,471,500	USD
Pay Floating 3-month EUR LIBOR + 1.10%	Quarterly	CITI	10/30/21	25,650,000	EUR	(137,610)

Total Cross Currency Swap Contracts						$(74,641)

At October 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	*		Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Fixed 2.773%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/23/24	194,000,000		CNY	$ (411,701)
Receive Fixed 2.765%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/26/24	156,000,000		CNY	(338,695)
Receive Fixed 2.79%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/30/24	244,300,000		CNY	(502,748)

Total Interest Rate Swap Contracts						$(1,253,144)

*In U.S. dollars unless otherwise indicated.

At October 31, 2019, the Fund had the following inflation index swap contracts outstanding. See Note 1(e).

Inflation Index Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.96%	At maturity		8/31/24	$24,600,000	$(305,618)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.719%	At maturity		8/14/26	23,000,000	(111,041)

Total Centrally Cleared Swap Contracts					$(416,659)

OTC Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.782%	At maturity	JPHQ	5/27/24	$35,700,000	$181,988

Total Inflation Index Swap Contracts					$(234,671)

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

At October 31, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value	*		Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
Euribor 3 Month	3-month EUR LIBOR	Quarterly	BNDP	12/20/19	20,000,000		EUR	$ (36,806)
Euribor 3 Month	3-month EUR LIBOR	Quarterly	CITI	12/20/19	37,350,000		EUR	(143,472)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	JPHQ	12/20/19	8,400,000			68,247
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	MSCO	12/20/19	1,600,000			22,773
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	FBCO	3/20/20	10,400,000			127,826
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	3/20/20	16,700,000			275,113
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	BZWS	6/20/20	29,200,000			(310,573)
Short[b]
iBoxx USD Liquid Investment Grade Index	3-month USD LIBOR	Quarterly	BNDP	12/20/19	12,800,000			(5,525)
iBoxx USD Liquid Investment Grade Index	3-month USD LIBOR	Quarterly	GSCO	12/20/19	10,700,000			15,338

Total Total Return Swap Contracts								$ 12,921

*In U.S. dollars unless otherwise indicated.

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

bThe Fund receives the variable financing rate and pays the total return on the underlying instrument.

See Note 9 regarding other derivative information.

See Abbreviations on page 165.

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities

October 31, 2019

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$651,910,074	$2,082,947,346	$2,916,100,481	$4,786,781,373
Cost - Controlled affiliates (Note 3f and 10)	—	—	—	382,177,099
Cost - Non-controlled affiliates (Note 3f and 10)	35,052,748	302,389,883	131,351,335	388,741,636
Cost - Unaffiliated repurchase agreements	9,446,232	—	—	—

Value - Unaffiliated issuers	$651,600,061	$1,997,251,014	$2,899,567,869	$4,833,743,990
Value - Controlled affiliates (Note 3f and 10)	—	—	—	392,691,666
Value - Non-controlled affiliates (Note 3f and 10)	35,052,748	224,214,459	127,800,614	386,440,555
Value - Unaffiliated repurchase agreements	9,446,232	—	—	—
Cash	—	8,618,519	9,964,534	7,390,560
Restricted cash for OTC derivative contracts (Note 1f)	—	—	260,000	330,000
Foreign currency, at value (cost $—, $—, $63,506,054 and $23,500,044, respectively)	—	—	63,505,559	23,517,577
Receivables:
Investment securities sold	3,076,109	28,714,001	10,173,153	39,532,325
Capital shares sold	569,407	1,159,728	10,379,186	8,012,813
Dividends and interest	2,590,450	9,849,411	11,841,342	23,715,684
Deposits with brokers for:
OTC derivative contracts	—	—	8,480,000	19,120,000
TBA transactions	—	—	—	1,538,000
Futures contracts	—	—	2,825,145	12,837,492
Centrally cleared swap contracts	—	663,851	2,823,787	2,089,759
Variation margin on futures contracts	—	—	196,489	5,775,722
Variation margin on centrally cleared swap contracts	—	10,753	117,441	210,400
OTC swap contracts (upfront payments $—, $—, $956,023 and $2,181,057)	—	—	808,826	1,781,811
Unrealized appreciation on OTC forward exchange contracts	—	—	1,075,028	2,423,861
Unrealized appreciation on OTC swap contracts	—	—	1,440,613	3,420,308
FT Subsidiary deferred tax benefit (Note 1h)	—	—	—	101,634
Other assets	252	1,034	2,450	6,557

Total assets	702,335,259	2,270,482,770	3,151,262,036	5,764,680,714

Liabilities:
Payables:
Investment securities purchased	—	36,437,646	106,232,883	701,588,214
Capital shares redeemed	1,046,894	7,610,812	6,408,610	6,917,631
Management fees	287,682	967,252	444,021	1,763,706
Distribution fees	137,915	394,725	438,951	817,346
Transfer agent fees	136,500	599,982	454,790	602,902
Distributions to shareholders	101,283	1,932,006	1,084,910	677,389
Deposits from brokers for:
OTC derivative contracts	—	—	260,000	330,000
OTC swap contracts (upfront receipts $—, $—, $10,107,531 and $22,603,046)	—	—	8,110,471	17,180,107
Unrealized depreciation on OTC forward exchange contracts	—	—	1,435,330	4,432,397
Unrealized depreciation on OTC swap contracts	—	—	1,983,805	4,209,203

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

October 31, 2019

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]

Deferred tax	$—	$—	$—	$2,835
Accrued expenses and other liabilities	141,029	213,634	372,367	435,828

Total liabilities	1,851,303	48,156,057	127,226,138	738,957,558

Net assets, at value	$700,483,956	$2,222,326,713	$3,024,035,898	$5,025,723,156

Net assets consist of:
Paid-in capital	$828,740,166	$2,650,109,183	$3,155,271,176	$5,075,873,079
Total distributable earnings (loss)	(128,256,210)	(427,782,470)	(131,235,278)	(50,149,923)

Net assets, at value	$700,483,956	$2,222,326,713	$3,024,035,898	$5,025,723,156

Class A:
Net assets, at value	$393,735,642	$1,049,358,722	$1,631,122,894	$3,422,746,926

Shares outstanding	49,088,208	128,312,702	169,083,814	345,070,333

Net asset value per share[b]	$8.02	$8.18	$9.65	$9.92

Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 97.75% and 96.25%, respectively)	$8.20	$8.37	$9.87	$10.31

Class A1:
Net assets, at value	$86,471,463

Shares outstanding	10,783,541

Net asset value per share[b]	$8.02

Maximum offering price per share (net asset value per share ÷ 97.75%)	$8.20

Class C:
Net assets, at value	$84,684,691	$296,133,765	$135,372,403	$236,837,930

Shares outstanding	10,565,088	36,204,175	14,091,443	24,052,695

Net asset value and maximum offering price per share[b]	$8.02	$8.18	$9.61	$9.85

Class R:
Net assets, at value			$18,304	$21,223,216

Shares outstanding			1,897	2,148,644

Net asset value and maximum offering price per share			$9.65	$9.88

Class R6:
Net assets, at value	$31,953,034	$18,763,620	$1,003,208,195	$481,398,619

Shares outstanding	3,976,783	2,289,985	103,351,645	48,200,781

Net asset value and maximum offering price per share	$8.03	$8.19	$9.71	$9.99

Advisor Class:
Net assets, at value	$103,639,126	$858,070,606	$254,314,102	$863,516,465

Shares outstanding	12,907,315	104,874,478	26,223,910	86,529,580

Net asset value and maximum offering price per share	$8.03	$8.18	$9.70	$9.98

aConsolidated financial statement. See Note 1(g).

bRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FINANCIAL STATEMENTS

Statements of Operations

for the year ended October 31, 2019

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Investment income:
Dividends:
Unaffiliated issuers	$—	$—	$2,221,038	$1,068,558
Controlled affiliates (Note 3f and 10)	—	—	—	4,611,173
Non-controlled affiliates (Note 3f and 10)	618,630	10,443,691	3,914,220	5,312,169
Interest:
Non-controlled affiliates (Note 10)	—	4,180,654	—	—
Unaffiliated issuers:
Paydown gain (loss)	(9,541,450)	—	(4,392,881)	(5,165,606)
Paid in cash	29,188,711	170,607,694	110,788,500	167,021,793

Total investment income	20,265,891	185,232,039	112,530,877	172,848,087

Expenses:
Management fees (Note 3a)	3,789,053	15,511,047	14,985,816	20,500,201
Distribution fees: (Note 3c)
Class A	1,003,786	3,037,149	4,090,044	7,210,403
Class A1	97,124	—	—	—
Class C	712,479	2,425,643	860,796	1,543,947
Class R	—	—	1	112,034
Transfer agent fees: (Note 3e)
Class A	579,254	1,378,220	2,504,193	4,204,681
Class A1	134,174	—	—	—
Class C	158,126	423,441	202,422	346,306
Class R	—	—	—	32,734
Class R6	20,505	28,569	245,491	130,250
Advisor Class	169,550	1,583,133	360,138	1,089,880
Custodian fees (Note 4)	6,169	22,427	41,965	53,460
Reports to shareholders	93,491	228,127	308,682	548,602
Registration and filing fees	132,434	158,878	261,040	248,068
Professional fees	65,833	148,909	108,376	150,947
Trustees’ fees and expenses	8,960	38,428	33,620	47,460
Marketplace lending fees (Note 1k)	—	—	284,274	—
Other	199,100	88,580	371,098	307,641

Total expenses	7,170,038	25,072,551	24,657,956	36,526,614
Expense reductions (Note 4)	(42)	(24,337)	(25,608)	(63,440)
Expenses waived/paid by affiliates (Note 3f and 3g)	(119,880)	(1,017,693)	(7,892,413)	(1,623,073)

Net expenses	7,050,116	24,030,521	16,739,935	34,840,101

Net investment income	13,215,775	161,201,518	95,790,942	138,007,986

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	—	(60,055,757)	2,298,360	45,981,056
Non-controlled affiliates (Note 3f and 10)	—	(11,830,078)	(1,828,483)	(2,565,076)
Foreign currency transactions	—	—	1,212,257	645,835
Forward exchange contracts	—	—	2,986,966	8,135,522
Futures contracts	—	—	435,648	53,987,564
Swap contracts	—	(637,127)	6,249,850	3,857,619

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FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended October 31, 2019

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Capital gain distributions from management investment companies:
Non-controlled affiliates (Note 3f)	$—	$—	$—	$129,196

Net realized gain (loss)	—	(72,522,962)	11,354,598	110,171,716

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	2,476,828	(95,917,654)	13,626,983	161,822,246
Controlled affiliates (Note 3f and 10)	—	—	—	10,964,807
Non-controlled affiliates (Note 3f and 10)	—	(15,929,829)	(2,681,397)	(906,458)
Translation of other assets and liabilities denominated in foreign currencies	—	—	(145,338)	(591,138)
Forward exchange contracts	—	—	(892,430)	(3,162,825)
Futures contracts	—	—	(745,594)	(4,304,163)
Swap contracts	—	403,994	767,137	(1,261,243)
Change in FT Subsidiary deferred tax benefit (Note 1h)	—	—	—	(35,885)
Change in deferred taxes on unrealized appreciation	—	—	—	(2,835)

Net change in unrealized appreciation (depreciation)	2,476,828	(111,443,489)	9,929,361	162,522,506

Net realized and unrealized gain (loss)	2,476,828	(183,966,451)	21,283,959	272,694,222

Net increase (decrease) in net assets resulting from operations	$15,692,603	$(22,764,933)	$117,074,901	$410,702,208

aConsolidated financial statement. See Note 1(g).

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	Year Ended October 31,		Year Ended October 31,
	2019	2018	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$13,215,775	$9,344,342	$161,201,518	$164,172,813
Net realized gain (loss)	—	(7,313)	(72,522,962)	(36,441,542)
Net change in unrealized appreciation (depreciation)	2,476,828	(4,194,916)	(111,443,489)	(17,257,402)

Net increase (decrease) in net assets resulting from operations	15,692,603	5,142,113	(22,764,933)	110,473,869

Distributions to shareholders:
Class A	(12,001,795)	(10,399,916)	(64,119,132)	(57,420,220)
Class A1	(2,915,661)	(2,680,182)	—	—
Class C	(2,843,324)	(3,179,693)	(18,210,835)	(21,410,984)
Class R6	(1,199,781)	(749,735)	(3,994,879)	(6,632,500)
Advisor Class	(3,815,385)	(3,615,201)	(77,201,443)	(78,812,669)

Total distributions to shareholders	(22,775,946)	(20,624,727)	(163,526,289)	(164,276,373)

Capital share transactions: (Note 2)
Class A	(21,579,949)	(65,465,520)	(220,170,584)	1,323,344
Class A1	(13,138,172)	(18,641,058)	—	—
Class C	(40,864,972)	(60,178,017)	(119,511,218)	(104,757,060)
Class R6	(3,739,246)	34,338,586	(118,338,106)	13,923,525
Advisor Class	(7,695,018)	(69,446,005)	(802,269,979)	96,300,188

Total capital share transactions	(87,017,357)	(179,392,014)	(1,260,289,887)	6,789,997

Net increase (decrease) in net assets	(94,100,700)	(194,874,628)	(1,446,581,109)	(47,012,507)
Net assets:
Beginning of year	794,584,656	989,459,284	3,668,907,822	3,715,920,329

End of year	$700,483,956	$794,584,656	$2,222,326,713	$3,668,907,822

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund[a]
	Year Ended October 31,		Year Ended October 31,
	2019	2018	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$95,790,942	$69,340,190	$138,007,986	$128,163,399
Net realized gain (loss)	11,354,598	(21,567,956)	110,171,716	(95,199,341)
Net change in unrealized appreciation (depreciation)	9,929,361	(29,608,008)	162,522,506	(141,895,358)

Net increase (decrease) in net assets resulting from operations	117,074,901	18,164,226	410,702,208	(108,931,300)

Distributions to shareholders:
Class A	(52,306,023)	(44,054,661)	(92,537,289)	(84,620,684)
Class C	(3,709,440)	(4,116,896)	(6,711,287)	(8,070,593)
Class R	(7)	—	(667,734)	(821,725)
Class R6	(38,208,441)	(29,893,839)	(15,990,733)	(13,679,438)
Advisor Class	(8,102,666)	(7,005,174)	(25,772,639)	(19,582,562)
Distributions to shareholders from tax return of capital:
Class A	—	—	—	(1,864,025)
Class C	—	—	—	(173,121)
Class R	—	—	—	(17,375)
Class R6	—	—	—	(312,827)
Advisor Class	—	—	—	(438,993)

Total distributions to shareholders	(102,326,577)	(85,070,570)	(141,679,682)	(129,581,343)

Capital share transactions: (Note 2)
Class A	123,680,413	16,141,095	479,864,224	(228,420,356)
Class C	4,489,729	(40,573,740)	(21,014,946)	(93,634,238)
Class R	18,305	—	(3,811,785)	(11,028,558)
Class R6	(19,707,867)	447,306,561	22,963,552	55,069,872
Advisor Class	38,827,472	(209,104,674)	196,798,568	60,100,000

Total capital share transactions	147,308,052	213,769,242	674,799,613	(217,913,280)

Net increase (decrease) in net assets	162,056,376	146,862,898	943,822,139	(456,425,923)
Net assets:
Beginning of year	2,861,979,522	2,715,116,624	4,081,901,017	4,538,326,940

End of year	$3,024,035,898	$2,861,979,522	$5,025,723,156	$4,081,901,017

aConsolidated financial statement. See Note 1(g).

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Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Floating Rate Daily Access Fund

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

Effective October 15, 2019, Franklin Low Duration Total Return Fund began offering a new class of shares, Class R.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the- counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to

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1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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c.  Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statements of Investments, had been entered into on October 31, 2019.

d.  Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

e.  Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

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1.  Organization and Significant Accounting Policies (continued)

e.  Derivative Financial Instruments (continued)

For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other

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relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

Certain or all Funds entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Certain or all Funds entered into OTC total return swap contracts primarily to manage and/or gain exposure to credit and other market risks of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

Certain or all Funds invest in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statements of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

f.  Restricted Cash

At October 31, 2019, certain or all Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities.

g.  Loan Participation Notes

Certain or all Funds invest in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Funds. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Funds have the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Funds generally have no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

h.  Investments in FT Holdings Corporation I (FT Subsidiary)

Franklin Total Return Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned

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1.  Organization and Significant Accounting Policies (continued)

h.  Investments in FT Holdings Corporation I (FT Subsidiary) (continued)

subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At October 31, 2019, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

At October 31, 2019, FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, FT Subsidiary will recognize a capital loss which can be carried-back to offset prior year capital gains, resulting in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At October 31, 2019, the net assets of FT Subsidiary were $5,162,239, representing 0.1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

i.  Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

j.  Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

k.  Marketplace Lending

Certain or all Funds invest in loans obtained through marketplace lending. Marketplace lending, sometimes referred to as peer-to-peer lending, is a method of financing in which a platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt financing. Prospective borrowers are required to provide certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status. Based on this and other information, the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform then posts the borrowing requests online, giving investors the opportunity to purchase the loans based on factors such as the interest rates and expected yields of the loans, the borrower background data, and the credit rating assigned by the platform.

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When the Fund invests in these loans, it usually purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Fund, less any servicing fees assessed. The servicer is typically responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees, along with other administration fees, are included in marketplace lending fees in the Statements of Operations. The Fund, as an investor in a loan, would be entitled to receive payment only from the borrower and would not be able to recover any deficiency from the platform, except under very narrow circumstances. The loans in which the Fund may invest are unsecured.

l.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

m.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured

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1.  Organization and Significant Accounting Policies (continued)

m.  Security Transactions, Investment Income, Expenses and Distributions (continued)

by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statements of Operations.

n.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

o.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At October 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	Shares	Amount	Shares	Amount
Class A Shares:

Year ended October 31, 2019

Shares sold[a]	18,451,688	$148,737,677	24,396,121	$207,005,295

Shares issued in reinvestment of distributions	1,420,216	11,437,638	7,091,086	59,838,783

Shares redeemed	(22,545,484)	(181,755,264)	(57,649,550)	(487,014,662)

Net increase (decrease)	(2,673,580)	$(21,579,949)	(26,162,343)	$(220,170,584)

Year ended October 31, 2018

Shares sold[a]	12,980,707	$105,938,933	40,041,598	$350,572,136

Shares issued in reinvestment of distributions	1,209,703	9,874,447	6,091,861	53,389,454

Shares redeemed	(22,167,585)	(181,278,900)	(45,866,654)	(402,638,246)

Net increase (decrease)	(7,977,175)	$(65,465,520)	266,805	$1,323,344

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	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund
	Shares	Amount	Shares	Amount

Class A1 Shares:
Year ended October 31, 2019
Shares sold	644,638	$5,198,030
Shares issued in reinvestment of distributions	341,392	2,748,361
Shares redeemed	(2,617,010)	(21,084,563)

Net increase (decrease)	(1,630,980)	$(13,138,172)

Year ended October 31, 2018
Shares sold	748,665	$6,097,241
Shares issued in reinvestment of distributions	309,106	2,522,673
Shares redeemed	(3,331,933)	(27,260,972)

Net increase (decrease)	(2,274,162)	$(18,641,058)

Class C Shares:
Year ended October 31, 2019
Shares sold	2,141,425	$17,258,372	4,867,026	$41,398,389
Shares issued in reinvestment of distributions	328,535	2,643,522	2,007,653	16,956,492
Shares redeemed[a]	(7,551,249)	(60,766,866)	(21,042,279)	(177,866,099)

Net increase (decrease)	(5,081,289)	$(40,864,972)	(14,167,600)	$(119,511,218)

Year ended October 31, 2018
Shares sold	1,531,585	$12,510,001	9,725,663	$85,257,879
Shares issued in reinvestment of distributions	364,009	2,969,738	2,281,358	19,996,858
Shares redeemed[a]	(9,275,058)	(75,657,756)	(23,980,411)	(210,011,797)

Net increase (decrease)	(7,379,464)	$(60,178,017)	(11,973,390)	$(104,757,060)

Class R6 Shares:
Year ended October 31, 2019
Shares sold	1,808,708	$14,620,360	6,237,102	$53,203,518
Shares issued in reinvestment of distributions	148,766	1,199,760	449,623	3,806,996
Shares redeemed	(2,423,068)	(19,559,366)	(20,715,643)	(175,348,620)

Net increase (decrease)	(465,594)	$(3,739,246)	(14,028,918)	$(118,338,106)

Year ended October 31, 2018
Shares sold	5,030,194	$41,324,507	4,483,095	$39,317,573
Shares issued in reinvestment of distributions	91,803	749,678	746,119	6,539,786
Shares redeemed	(945,757)	(7,735,599)	(3,642,765)	(31,933,834)

Net increase (decrease)	4,176,240	$34,338,586	1,586,449	$13,923,525

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2.  Shares of Beneficial Interest (continued)

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended October 31, 2019
Shares sold	9,661,245	$78,040,579	49,968,193	$425,681,497
Shares issued in reinvestment of distributions	409,290	3,300,024	5,583,560	47,203,015
Shares redeemed	(11,037,539)	(89,035,621)	(150,952,054)	(1,275,154,491)

Net increase (decrease)	(967,004)	$(7,695,018)	(95,400,301)	$(802,269,979)

Year ended October 31, 2018
Shares sold	8,026,624	$65,714,269	72,581,582	$636,947,305
Shares issued in reinvestment of distributions	386,115	3,155,976	5,110,153	44,798,000
Shares redeemed	(16,879,585)	(138,316,250)	(66,685,337)	(585,445,117)

Net increase (decrease)	(8,466,846)	$(69,446,005)	11,006,398	$96,300,188

[a]May include a portion of Class C shares that were automatically converted to Class A.
	Franklin Low Duration Total Return Fund		Franklin Total Return Fund

	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2019
Shares sold[a]	79,629,462	$767,009,943	100,587,834	$983,059,322
Shares issued in reinvestment of distributions	4,538,511	43,788,521	9,364,951	90,862,421
Shares redeemed	(71,313,399)	(687,118,051)	(61,650,157)	(594,057,519)

Net increase (decrease)	12,854,574	$123,680,413	48,302,628	$479,864,224

Year ended October 31, 2018
Shares sold[a]	45,754,362	$443,188,528	46,213,804	$442,391,448
Shares issued in reinvestment of distributions	3,715,625	35,982,102	8,890,356	85,021,536
Shares redeemed	(47,715,588)	(463,029,535)	(78,958,900)	(755,833,340)

Net increase (decrease)	1,754,399	$16,141,095	(23,854,740)	$(228,420,356)

Class C Shares:
Year ended October 31, 2019
Shares sold	5,751,967	$55,153,027	5,400,892	$52,080,169
Shares issued in reinvestment of distributions	330,448	3,174,573	655,873	6,311,021
Shares redeemed[a]	(5,611,766)	(53,837,871)	(8,294,058)	(79,406,136)

Net increase (decrease)	470,649	$4,489,729	(2,237,293)	$(21,014,946)

Year ended October 31, 2018
Shares sold	3,413,048	$32,944,334	3,654,316	$34,887,774
Shares issued in reinvestment of distributions	360,095	3,473,725	817,226	7,767,582
Shares redeemed[a]	(7,985,724)	(76,991,799)	(14,440,705)	(136,289,594)

Net increase (decrease)	(4,212,581)	$(40,573,740)	(9,969,163)	$(93,634,238)

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	Franklin Low Duration Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount
Class R Shares:
Year ended October 31, 2019
Shares sold	1,897	$18,305	333,857	$3,227,561
Shares issued in reinvestment of distributions	—	—	65,347	630,599
Shares redeemed	—	—	(797,352)	(7,669,945)

Net increase (decrease)	1,897	$18,305	(398,148)	$(3,811,785)

Year ended October 31, 2018
Shares sold			492,019	$4,681,884
Shares issued in reinvestment of distributions			82,563	787,630
Shares redeemed			(1,736,019)	(16,498,072)

Net increase (decrease)			(1,161,437)	$(11,028,558)

Class R6 Shares:
Year ended October 31, 2019
Shares sold	48,117,630	$466,169,000	11,319,959	$110,557,913
Shares issued in reinvestment of distributions	3,421,634	33,223,142	1,474,135	14,399,466
Shares redeemed	(53,573,761)	(519,100,009)	(10,523,386)	(101,993,827)

Net increase (decrease)	(2,034,497)	$(19,707,867)	2,270,708	$22,963,552

Year ended October 31, 2018
Shares sold	70,752,923	$691,874,381	16,699,247	$161,014,195
Shares issued in reinvestment of distributions	2,699,247	26,294,764	1,317,931	12,670,874
Shares redeemed	(27,828,421)	(270,862,584)	(12,370,887)	(118,615,197)

Net increase (decrease)	45,623,749	$447,306,561	5,646,291	$55,069,872

Advisor Class Shares:
Year ended October 31, 2019
Shares sold	18,103,769	$175,348,265	45,881,218	$444,031,555
Shares issued in reinvestment of distributions	730,667	7,086,653	2,450,870	23,965,092
Shares redeemed	(14,823,774)	(143,607,446)	(28,072,302)	(271,198,079)

Net increase (decrease)	4,010,662	$38,827,472	20,259,786	$196,798,568

Year ended October 31, 2018
Shares sold	12,420,216	$121,011,438	22,751,004	$220,031,575
Shares issued in reinvestment of distributions	625,164	6,089,056	1,828,038	17,566,461
Shares redeemed	(34,195,050)	(336,205,168)	(18,489,847)	(177,498,036)

Net increase (decrease)	(21,149,670)	$(209,104,674)	6,089,195	$60,100,000

aMay include a portion of Class C shares that were automatically converted to Class A.

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3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $1.5 billion
0.450%	Over $1.5 billion, up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

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Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

For the year ended October 31, 2019, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

0.500%	0.508%	0.488%	0.472%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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3. Transactions with Affiliates (continued)

c.  Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Reimbursement Plans:

Class A	0.25%	0.25%	0.25%	0.25%

Class A1	0.10%	—%	—%	—%

Compensation Plans:

Class C	0.65%	0.65%	0.65%	0.65%

Class R	—	—	0.50%	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$10,197	$27,771	$46,959	$214,752

CDSC retained	$16,631	$42,216	$43,091	$ 19,187

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Funds’ Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Transfer agent fees	$524,726	$1,330,594	$1,090,527	$2,361,718

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f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended October 31, 2019, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares Held at End of Year	Dividend Income
Franklin Adjustable U.S. Government Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$18,732,898	$140,421,885	$(124,102,035)	$—	$—	$35,052,748		35,052,748	$618,630

Franklin Floating Rate Daily Access Fund
Non-Controlled Affiliates
Franklin Floating Rate Income Fund[a]	$64,272,450	$—	$—	$—	$(7,726,369)	$56,546,081		6,837,495	$4,711,834
Franklin Lower Tier Floating Rate Fund	64,398,391	—	(57,966,627)[b]	(11,845,737)	5,413,973	—	[c]	—	2,769,898
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	219,846,906	855,308,136	(971,196,765)	—	—	103,958,277		103,958,277	2,961,959

Total Affiliated Securities	$348,517,747	$855,308,136	$(1,029,163,392)	$(11,845,737)	$(2,312,396)	$160,504,358			$10,443,691

Franklin Low Duration Total Return Fund
Non-Controlled Affiliates
Franklin Floating Rate Income Fund[a]	$22,459,491	$—	$—	$—	$(2,699,917)	$19,759,574		2,389,308	$1,646,512
Franklin Lower Tier Floating Rate Fund	18,122,357	—	(16,312,394)[b]	(1,828,483)	18,520	—	[c]	—	779,477
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	58,057,813	1,201,251,861	(1,151,268,634)	—	—	108,041,040		108,041,040	1,488,231

Total Affiliated Securities	$98,639,661	$1,201,251,861	$(1,167,581,028)	$(1,828,483)	$(2,681,397)	$127,800,614			$3,914,220

Franklin Total Return Fund
Controlled Affiliates
Franklin Liberty Investment Grade Corporate ETF	$9,218,000	$349,439,313	$—	$—	$11,303,662	$369,960,975		14,415,000	$3,599,762
Franklin Liberty Senior Loan ETF	7,548,483	15,521,063	—	—	(338,855)	22,730,691		914,900	1,011,411

Total Controlled Affiliates	$16,766,483	$364,960,376	$—	$—	$10,964,807	$392,691,666			$4,611,173

Non-Controlled Affiliates
Franklin Flexible Alpha Bond Fund, Class R6	$99,287,894	$—	$(98,880,977)	$(1,119,023)	$712,106	$—	[c]	—	$2,010,732	[d]
Franklin Floating Rate Income Fund[a]	17,759,516	—	(2,835,600)	(482,801)	(1,628,320)	12,812,795		1,549,310	1,298,047
Franklin Lower Tier Floating Rate Fund	9,546,927	—	(8,593,431)[b]	(963,252)	9,756	—	[c]	—	410,632

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3.  Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Franklin Total Return Fund (continued)

Non-Controlled Affiliates (continued)

Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$39,095,058	$2,129,714,267	$(1,795,181,565)	$—	$—	$373,627,760	373,627,760	$1,721,954

Total Non-Controlled Affiliates	$165,689,395	$2,129,714,267	$(1,905,491,573)	$(2,565,076)	$(906,458)	$386,440,555		$5,441,365

Total Affiliated Securities	$182,455,878	$2,494,674,643	$(1,905,491,573)	$(2,565,076)	$10,058,349	$779,132,221		$10,052,538

aEffective May 31, 2019, Franklin Middle Tier Floating Rate Fund was renamed Franklin Floating Rate Income Fund.

bThe Fund sold shares of the affiliate through an in-kind transfer of common stocks and other equity interests, corporate bonds and senior floating rate interests securities and cash. See Note 6.

cAs of October 31, 2019, no longer held by the fund.

dDividend income includes any capital gain distributions received from underlying funds, and are presented in corresponding line item in the Statement of Operations.

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Funds do not exceed 0.44% and 0.60%, respectively, and for Class R6 do not exceed 0.30% and 0.49%, respectively, based on the average net assets of each class until February 28, 2021 and February 29, 2020 respectively. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

Prior to March 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for Franklin Total Return Fund for Class A, Class C, Class R and Advisor Class were limited to 0.63% and for Franklin Low Duration Total Return Fund expenses for Class R6 were limited to 0.29% based on the average net assets of each class.

For Franklin Adjustable U.S. Government Fund and Franklin Floating Rate Daily Access Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until February 29, 2020.

Prior to March 1, 2019, for Franklin Floating Rate Daily Access Fund the Class R6 transfer agent fees were limited to 0.02% based on the average net assets of the class.

h.  Other Affiliated Transactions

At October 31, 2019, one or more of the funds in Franklin Fund Allocator Series owned 15.1% of Franklin Low Duration Total Return Fund outstanding shares.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2019, the custodian fees were reduced as noted in the Statements of Operations.

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5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At October 31, 2019, the capital loss carryforwards were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Capital loss carryforwards not subject to expiration:
Short term	$23,092,600	$20,570,518	$32,417,165	$30,224,308
Long term	104,891,205	239,462,365	81,065,745	91,879,023

Total capital loss carryforwards	$127,983,805	$260,032,883	$113,482,910	$122,103,331

During the year ended October 31, 2019, the Franklin Total Return Fund utilized $76,739,506 of capital loss carryforwards.

On October 31, 2019, the following Funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund
$21,934,756	$10,282,409	$5,327,487

The tax character of distributions paid during the years ended October 31, 2019 and 2018, was as follows:

	Franklin Adjustable U.S.		Franklin Floating Rate
	Government Securities Fund		Daily Access Fund
	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$22,775,946	$20,624,727	$163,526,289	$164,276,373

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund
	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$102,326,577	$85,070,570	$141,679,682	$129,581,343
Return of capital	—	—	—	2,794,205

	$102,326,577	$85,070,570	$141,679,682	$132,375,548

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5.  Income Taxes (continued)

At October 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Cost of investments	$696,409,054	$2,386,375,580	$3,044,936,125	$5,532,337,509

Unrealized appreciation	$3,733,804	$17,998,275	$30,648,087	$138,919,203
Unrealized depreciation	(4,043,817)	(184,261,084)	(57,845,275)	(92,854,612)

Net unrealized appreciation (depreciation)	$(310,013)	$(166,262,809)	$(27,197,188)	$46,064,591

Distributable earnings:
Undistributed ordinary income	$138,891	$994,033	$10,399,949	$22,225,994

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, pass-through entity income, paydown losses, bond discounts and premiums and swaps.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions) for the year ended October 31, 2019, were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund[a]	Franklin Low Duration Total Return Fund[b]	Franklin Total Return Fund[c]
Purchases	$90,754,949	$670,461,184	$1,634,278,128	$8,518,996,889
Sales	$202,332,588	$1,711,301,798	$1,539,266,462	$7,782,931,144

aPurchases and sales of investments excludes in-kind transactions of $48,327,921 and $57,966,627, respectively. See Note 3(f).

bPurchases and sales of investments excludes in-kind transactions of $13,599,965 and $16,312,394, respectively. See Note 3(f).

cPurchases and sales of investments excludes in-kind transactions of $7,164,514 and $8,593,432, respectively. See Note 3(f).

7.  Credit Risk and Defaulted Securities

At October 31, 2019, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 78.8% and 11.3% and 11.8%, respectively, of their portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2019, the aggregate value of these securities for Franklin Low Duration Total Return Fund and Franklin Total Return Fund represents less than 0.1% of each Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

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8.  Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value
Franklin Floating Rate Daily Access Fund
1,219,956	[a] Appvion Operations Inc.	6/14/18 - 4/12/19	$12,791,766	$16,265,063
170,300	[b] Remington Outdoor Co. Inc., Litigation Units	5/16/18 - 4/12/19	—	—

	Total Restricted Securities (Value is 0.7% of Net Assets)		$12,791,766	$16,265,063

Franklin Low Duration Total Return Fund
24,739	[c] Appvion Operations Inc.	4/12/19	$334,607	$329,838
12,326,925	[d] K2016470219 South Africa Ltd., A	4/15/13 - 2/01/17	92,078	8,155
1,226,701	[d] K2016470219 South Africa Ltd., B	2/01/17	911	812
16,078	[e] Remington Outdoor Co. Inc., Litigation Units	5/16/18 - 4/12/19	—	—

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$427,596	$338,805

Franklin Total Return Fund
13,033	[f] Appvion Operations Inc.	4/12/19	$176,272	$173,760
28,762,824	[g] K2016470219 South Africa Ltd., A	4/15/13 - 2/01/17	221,469	19,029
2,862,311	[g] K2016470219 South Africa Ltd., B	2/01/17	2,125	1,894
4,897	[h] Remington Outdoor Co. Inc., Litigation Units	4/12/19	—	—

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$399,866	$194,683

†Rounds to less than 0.1% of net assets.

aThe Fund also invests in unrestricted securities of the issuer, valued at $45,636,106 as of October 31, 2019.

bThe Fund also invests in unrestricted securities of the issuer, valued at $1,808,932 as of October 31, 2019.

cThe Fund also invests in unrestricted securities of the issuer, valued at $564,625 as of October 31, 2019

dThe Fund also invests in unrestricted securities of the issuer, valued at $2,280 as of October 31, 2019.

eThe Fund also invests in unrestricted securities of the issuer, valued at $170,787 as of October 31, 2019.

fThe Fund also invests in unrestricted securities of the issuer, valued at $297,447 as of October 31, 2019.

gThe Fund also invests in unrestricted securities of the issuer, valued at $5,321 as of October 31, 2019.

hThe Fund also invests in unrestricted securities of the issuer, valued at $52,019 as of October 31, 2019.

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9.   Other Derivative Information

At October 31, 2019, investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Floating Rate Daily Access Fund

Credit contracts	Variation margin on centrally cleared swap contracts	$—		Variation margin on centrally cleared swap contracts	$369,172	[a]

Franklin Low Duration Total Return Fund

Interest rate contracts	Variation margin on futures contracts	$1,100,287	[a]	Variation margin on futures contracts	$2,331,833	[a]

	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	878,075	[a]

	Unrealized appreciation on OTC swap contracts	178,393		Unrealized depreciation on OTC swap contracts	58,069

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	1,075,028		Unrealized depreciation on OTC forward exchange contracts	1,435,330

Credit contracts	Variation margin on centrally cleared swap contracts	536,882	[a]	Variation margin on centrally cleared swap contracts	—

	OTC swap contracts (upfront payments)	808,826		OTC swap contracts (upfront receipts)	8,110,471

	Unrealized appreciation on OTC swap contracts	1,262,220		Unrealized depreciation on OTC swap contracts	1,925,736

Inflation contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	390,377	[a]

Totals		$4,961,636			$15,129,891

Franklin Total Return Fund

Interest rate contracts	Variation margin on futures contracts	$663,563	[a]	Variation margin on futures contracts	$14,318,590	[a]

	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	1,253,144	[a]

	Unrealized appreciation on OTC swap contracts	173,508		Unrealized depreciation on OTC swap contracts	248,149

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	2,423,861		Unrealized depreciation on OTC forward exchange contracts	4,432,397

Credit contracts	Variation margin on centrally cleared swap contracts	43,257	[a]	Variation margin on centrally cleared swap contracts	—

	OTC swap contracts (upfront payments)	1,781,811		OTC swap contracts (upfront receipts)	17,180,107

	Unrealized appreciation on OTC swap contracts	3,064,812		Unrealized depreciation on OTC swap contracts	3,961,054

Inflation contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	416,659	[a]

	Unrealized appreciation on OTC swap contracts	181,988		Unrealized depreciation on OTC swap contracts	—

Value recovery instruments	Investments in securities, at value	446,532	[b]

Totals		$8,779,332			$41,810,100

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aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the year ended October 31, 2019, the effect of derivative contracts in the Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Year	Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Franklin Floating Rate Daily Access Fund

Credit contracts	Swap contracts	$(637,127)	Swap contracts	$403,994
Franklin Low Duration Total Return Fund

Interest rate contracts	Futures contracts	$435,648	Futures contracts	$(745,594)

	Swap contracts	3,778,342	Swap contracts	332,991

Foreign exchange contracts	Forward exchange contracts	2,986,966	Forward exchange contracts	(892,430)

Credit contracts	Swap contracts	2,471,514	Swap contracts	1,352,368

Inflation contracts	Swap contracts	(6)	Swap contracts	(918,222)

Totals		$9,672,464		$(870,887)

Franklin Total Return Fund

Interest rate contracts	Futures contracts	$53,987,564	Futures contracts	$(4,304,163)

	Swap contracts	1,268,739	Swap contracts	(2,861,804)

Foreign exchange contracts	Forward exchange contracts	8,135,522	Forward exchange contracts	(3,162,825)

Credit contracts	Swap contracts	2,588,886	Swap contracts	3,655,435

Inflation contracts	Swap contracts	(6)	Swap contracts	(2,054,874)

Value recovery instruments	Investments	—	Investments	202,062 [a]

Totals		$65,980,705		$(8,526,169)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the year ended October 31, 2019, the average month end notional amount of futures contracts, options and swap contracts, and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Futures Contracts	$—	$751,922,256	$1,108,682,978

Swap contracts	45,180,615	480,534,131	652,496,233

Forward exchange contracts	—	118,539,714	311,874,474

VRI	—	—	333,915

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9.  Other Derivative Information (continued)

At October 31, 2019, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities
	Assets[a]	Liabilities[a]

Derivatives
Franklin Low Duration
Total Return Fund
Forward exchange contracts	$1,075,028	$ 1,435,330
Swap contracts	2,249,439	10,094,276

Total	$3,324,467	$11,529,606
Franklin Total
Return Fund
Forward exchange contracts	2,423,861	4,432,397
Swap contracts	5,202,119	21,389,310

Total	$7,625,980	$25,821,707

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

At October 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)

Franklin Low Duration Total Return Fund
Counterparty
BNDP	$ 78,108	$ (18,404)	$ —	$ —	$ 59,704
BZWS	201,489	(201,489)	—	—	—
CITI	1,191,911	(1,191,911)	—	—	—
DBAB	—	—	—	—	—
FBCO	19,666	—	—	—	19,666
GSCO	104,720	(35,480)	—	(69,240)	—
JPHQ	1,545,158	(1,545,158)	—	—	—
MSCO	183,415	—	—	—	183,415

Total	$3,324,467	$(2,992,442)	$ —	$(69,240)	$262,785

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		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)

Franklin Total Return Fund
Counterparty
BNDP	$ 170,382	$ (42,331)	$(128,051)	$ —	$ —
BZWS	528,218	(528,218)	—	—	—
CITI	2,489,625	(2,489,625)	—	—	—
DBAB	311,755	(9,824)	(301,931)	—	—
FBCO	127,826	—	—	(120,000)	7,826
GSCO	290,451	—	—	(260,000)	30,451
JPHQ	3,229,254	(3,229,254)	—	—	—
MSCO	478,469	—	—	(70,000)	408,469

Total	$7,625,980	$(6,299,252)	$(429,982)	$(450,000)	$446,746

At October 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:
		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)

Franklin Low Duration Total Return Fund
Counterparty
BNDP	$ 18,404	$ (18,404)	$ —	$ —	$ —
BZWS	575,414	(201,489)	—	(370,000)	3,925
CITI	7,145,518	(1,191,911)	—	(5,850,000)	103,607
DBAB	15,185	—	—	—	15,185
FBCO	—	—	—	—	—
GSCO	35,480	(35,480)	—	—	—
JPHQ	3,739,605	(1,545,158)	—	(2,194,447)	—
MSCO	—	—	—	—	—

Total	$11,529,606	$(2,992,442)	$ —	$(8,414,447)	$122,717

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9.  Other Derivative Information (continued)

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)

Franklin Total Return Fund
Counterparty
BNDP	$ 42,331	$ (42,331)	$ —	$ —	$ —
BZWS	954,656	(528,218)	—	(410,000)	16,438
CITI	15,978,816	(2,489,625)	—	(13,220,000)	269,191
DBAB	9,824	(9,824)	—	—	—
FBCO	—	—	—	—	—
GSCO	—	—	—	—	—
JPHQ	8,836,080	(3,229,254)	—	(5,490,000)	116,826
MSCO	—	—	—	—	—

Total	$25,821,707	$(6,299,252)	$ —	$(19,120,000)	$402,455

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bAt October 31, 2019, the Fund received U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page 165.

10.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended October 31, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Year	Purchases	[a]	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares/ Units Held at End of Year	Investment Income

Franklin Floating Rate Daily Access Fund
Non-Controlled Affiliates

									Dividends
Appvion Operations Inc.	$11,581,914	$1,189,036		$ —	$ —	$ 3,494,113	$16,265,063	1,219,956	$ —
Remington Outdoor Co. Inc.	18,876,774	447,384		—	—	(17,515,226)	1,808,932	1,808,932	—
Remington Outdoor Co. Inc., Litigation Units	—	—		—	—	—	—	170,300	—

	$30,458,688	$1,636,420		$ —	$ —	$(14,021,113)	$18,073,995		$ —

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Name of Issuer	Value at Beginning of Year	Purchases	[a]	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares/ Units Held at End of Year	Investment Income

Franklin Floating Rate Daily Access Fund (continued)
Non-Controlled Affiliates (continued)

									Interest
Appvion Operations Inc., Term Loan, 6/15/26	$53,498,450	$2,031,391		$(10,313,074)[b]	$15,659	$403,680	$45,636,106	45,184,263	$4,180,654

Total Affiliated Securities (Value is 2.9% of Net Assets)	$83,957,138	$3,667,811		$(10,313,074)	$15,659	$(13,617,433)	$63,710,101		$4,180,654

aPurchases were the result of an in-kind transfer of securities.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

11.  Upcoming Acquisitions/Mergers

On July 17, 2019, the Board for Franklin Investors Securities Trust approved a proposal to reorganize Franklin Real Return Fund with and into Franklin Total Return Fund, subject to approval by the shareholders of Franklin Real Return Fund.

12.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2019, the Funds did not use the Global Credit Facility.

13.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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13.  Fair Value Measurements (continued)

A summary of inputs used as of October 31, 2019, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities:[a]
Mortgage-Backed Securities	$—	$651,600,061	$—		$651,600,061
Short Term Investments	35,052,748	9,446,232	—		44,498,980

Total Investments in Securities	$35,052,748	$661,046,293	$—		$696,099,041

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Diversified Support Services	$—	$—	$1,808,932		$1,808,932
Forest Products	—	—	16,265,063		16,265,063
Oil & Gas Exploration & Production	—	9,304,727	—		9,304,727
All Other Equity Investments	56,546,081	—	—		56,546,081
Corporate Bonds	—	19,514,042	—		19,514,042
Senior Floating Rate Interests:
Personal Products	—	2,705,400	61,403,599		64,108,999
All Other Senior Floating Rate Interests	—	1,754,039,571	—		1,754,039,571
Asset-Backed Securities	—	195,919,781	—		195,919,781
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	103,958,277	—	—		103,958,277

Total Investments in Securities	$160,504,358	$1,981,483,521	$79,477,594		$2,221,465,473

Liabilities:
Other Financial Instruments:
Swap Contracts	$—	$369,172	$—		$369,172

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	Level 1	Level 2	Level 3		Total

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$—	$170,787		$170,787
Energy	41,414	—	4,511	[c]	45,925
Materials	20,561	—	329,838		350,399
Retailing	—	—	8,967		8,967
All Other Equity Investments	56,265,464	—	—		56,265,464
Corporate Bonds:
Retailing	—	30,825,666	2,280		30,827,946
All Other Corporate Bonds	—	645,756,147	—		645,756,147
Senior Floating Rate Interests:
Household & Personal Products	—	—	3,233,528		3,233,528
All Other Senior Floating Rate Interests	—	71,230,030	—		71,230,030
Marketplace Loans	—	—	24,471,922		24,471,922
Foreign Government and Agency Securities	—	146,244,899	—		146,244,899
U.S. Government and Agency Securities	—	362,945,784	—		362,945,784
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	1,407,284,840	—		1,407,284,840
Mortgage-Backed Securities	—	81,023,056	—		81,023,056
Municipal Bonds	—	87,437,749	—		87,437,749
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	108,041,040	2,030,000	—		110,071,040

Total Investments in Securities	$164,368,479	$2,834,778,171	$28,221,833		$3,027,368,483

Other Financial Instruments:
Futures Contracts	$1,100,287	$—	$—		$1,100,287
Forward Exchange Contracts	—	1,075,028	—		1,075,028
Swap Contracts	—	1,977,495	—		1,977,495

Total Other Financial Instruments	$1,100,287	$3,052,523	$—		$4,152,810

Liabilities:
Other Financial Instruments:
Futures Contracts	$2,331,833	$—	$—		$2,331,833
Forward Exchange Contracts	—	1,435,330	—		1,435,330
Swap Contracts	—	3,252,257	—		3,252,257

Total Other Financial Instruments	$2,331,833	$4,687,587	$—		$7,019,420

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13.  Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin Total Return Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$—	$52,019		$52,019
Consumer Services	—	—	34,113		34,113
Energy	184,136	—	10,552	[c]	194,688
Materials	103,087	—	173,760		276,847
Retailing	—	—	20,923		20,923
All Other Equity Investments	408,042,431	—	—		408,042,431
Corporate Bonds:
Retailing	—	19,046,360	5,321		19,051,681
All Other Corporate Bonds	—	745,170,910	—		745,170,910
Senior Floating Rate Interests:
Household & Personal Products	—	—	1,703,435		1,703,435
All Other Senior Floating Rate Interests	—	137,321,538	—		137,321,538
Marketplace Loans	—	—	1,560,709		1,560,709
Foreign Government and Agency Securities	—	294,284,173	—		294,284,173
U.S. Government and Agency Securities	—	668,347,791	—		668,347,791
Asset-Backed Securities and Commercial
Mortgage-Backed Securities:
Banks	—	37,083,499	10,010		37,093,509
All Other Asset-Backed Securities and
Commercial Mortgage-Backed Securities	—	1,410,682,137	—		1,410,682,137
Mortgage-Backed Securities	—	1,352,312,148	—		1,352,312,148
Municipal Bonds	—	163,099,399	—		163,099,399
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	373,627,760	—	—		373,627,760

Total Investments in Securities	$781,957,414	$4,827,347,955	$3,570,842		$5,612,876,211

Other Financial Instruments:
Futures Contracts	$663,563	$—	$—		$663,563
Forward Exchange Contracts	—	2,423,861	—		2,423,861
Swap Contracts	—	3,463,565	—		3,463,565

Total Other Financial Instruments	$663,563	$5,887,426	$—		$6,550,989

Liabilities:
Other Financial Instruments:
Futures Contracts	$14,318,590	$—	$—		$14,318,590
Forward Exchange Contracts	—	4,432,397	—		4,432,397
Swap Contracts	—	5,879,006	—		5,879,006

Total Other Financial Instruments	$14,318,590	$10,311,403	$—		$24,629,993

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at October 31, 2019.

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NOTES TO FINANCIAL STATEMENTS

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At October 31, 2019, the reconciliation of assets, is as follows:

	Balance at Beginning of Year		Purchases		Sales	Transfer Into(Out of) Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Diversified Support Services	$18,876,774		$447,384	[d]	$—	$—	$—	$—	$(17,515,226)	$1,808,932		$(17,515,226)
Forest Products	11,581,914		1,189,036	[d]	—	—	—	—	3,494,113	16,265,063		3,494,113
Senior Floating Rate Interests:
Personal Products	45,928,772		11,146,386	[d]	—	—	4,261,188	—	67,253	61,403,599		67,253
Escrows and Litigation Trusts	—	[c]	—	[c,d]	—	—	—	—	—	—	[c]	—

Total Investments in Securities	$76,387,460		$12,782,806		$—	$—	$4,261,188	$—	$(13,953,860)	$79,477,594		$(13,953,860)

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

bIncludes common stocks and other equity interests.

cIncludes securities determined to have no value.

dIncludes securities received as a result of an in-kind transfer.

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NOTES TO FINANCIAL STATEMENTS

13.  Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of October 31, 2019, are as follows:

Description	Fair Value at End of Year		Valuation Technique	Unobservable Input	Amount/Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments:
Forest Products	$16,265,063		Discounted cash flow	Weighted average cost of capital	17.7%	Decrease[c]
				Total unlevered free cashflows	$162.0 mil	Increase[c]
				Discount for lack of marketability	20.0%	Decrease[d]
				Long term growth	0.0%	Increase
Senior Floating Rate
Interests:
Personal Products	61,403,599		Discounted cash flow	Discount rate	10.8% - 13.3% (12.8%)	Decrease[c]
				Free cash flow	$15.9 - $65.3 mil	Increase[d]
					(54.5) mil
All Other Investments[e]	1,808,932	[f]
Total	79,477,594

aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cRepresents a significant impact to fair value and net assets.

dRepresents a significant impact to fair value but not net assets.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

fIncludes securities determined to have no value at October 31, 2019.

14.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On December 6, 2019, Franklin Low Duration Total Return Fund (Surviving Fund), pursuant to a plan of reorganization approved on October 18, 2019, by shareholders of Franklin Flexible Alpha Bond Fund (Acquired Fund), a series of Franklin Strategic Series, acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, through a tax-free exchange of shares of the Surviving Fund for the net assets of the Acquired Fund. Capital losses obtained by the Surviving Fund may be carried over to offset future capital gains, subject to certain limitations.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas SA	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
BZWS	Barclays Bank PLC	CNY	Chinese Yuan	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	COP	Colombian Peso	BZDIOVRA	Brazil Cetip DI Interbank Deposit Rate
DBAB	Deutsche Bank AG	DKK	Danish Krone	CLO	Collateralized Loan Obligation
FBCO	Credit Suisse Group AG	DOP	Dominican Peso	CME	Chicago Mercantile Exchange
GSCO	The Goldman Sachs Group, Inc.	EUR	Euro	CMT	Constant Maturity Treasury Index
JPHQ	JP Morgan Chase & Co.	JPY	Japanese Yen	CNRR	China Reverse Repo Rate
MSCO	Morgan Stanley	USD	United States Dollar	COF	Cost of Funds
		UYU	Uruguayan Peso	CPI	Consumer Price Index
		ZAR	South Africa C Rand	ETF	Exchange Traded Fund
				FRN	Floating Rate Note
				GDP	Gross Domestic Product
				GO	General Obligation
				IO	Interest Only
				LIBOR	London InterBank Offered Rate
				MBS	Mortgage-Backed Security
				PIK	Payment-In-Kind
				RDA	Redevelopment Agency/Authority
				REIT	Real Estate Investment Trust
				SF	Single Family
				T-Bill	Treasury Bill
				T-Note	Treasury Note
				VRI	Value Recovery Instruments

Index

CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
MCDX.NA.Series number	MCDX North America Index

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Investors Securities Trust and Shareholders of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund (the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended October 31, 2019:

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

$22,297,697	$153,191,126	$90,477,655	$123,612,966

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	135	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	114	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	135	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 1998 and Lead Independent Trustee since March 2019	135	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	147	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1987 and Vice President since 1986	135	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Reema Agarwal (1974) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 41 of the investment companies in Franklin Templeton.

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: President and Director, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton (since December 2018).

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

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Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Investors Securities Trust

Investment Manager	Subadvisor	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton	Franklin Templeton	(800) 632-2301
	Institutional, LLC	Distributors, Inc.
(800) DIAL BEN® /342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	FIST2 A 12/19

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Managed Income Fund Formerly, Franklin Balanced Fund

Franklin Real Return Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended October 31, 2019, the U.S. economy continued to grow, but at a more moderate pace mainly due to concerns about trade. The U.S. Federal Reserve (Fed) raised the federal funds rate by 0.25% at its December 2018 meeting, increasing the rate from 2.25% to 2.50%, but lowered it by 0.25% at each of its July, September and October 2019 meetings, resulting in a rate of 1.75% by period-end. The Fed cited muted inflation pressures and the potential effects of global trade tensions on economic growth as rationale for easing the rate. The 10-year U.S. Treasury yield began the period at 3.15% and decreased to 1.69% at period-end.

In this environment, the prices of U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), rose 12.02% (the index increasing from 2,711.74 to 3,037.56).1,2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Index), posted a +11.51% total return (an index increase from 1,997.76 to 2,227.69), which includes reinvestment of interest.3

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Investors Securities Trust’s annual report, covering Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Managed Income Fund and Franklin Real Return Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of October 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Copyright © 2019, S&P Dow Jones Indices LLC. All rights reserved.

2. Source: Morningstar. The changes in index prices shown for the S&P 500 do not include reinvestments of income and distributions, which are included in their total returns, which were: S&P 500 +14.33% (index total return resulting in an increase from 5,369.49 to 6,138.73).

3. Sources: Morningstar and Bloomberg Barclays Indices. For the Bloomberg Index, only total return as shown is available, not price change without the inclusion of reinvested income and distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

2	Annual Report	franklintempleton.com

ANNUAL REPORT

Economic and Market Overview

The U.S. economy expanded during the 12 months ended October 31, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter before moderating in the second quarter. However, the economy grew faster in the third quarter, aided by consumer spending, housing investment, government spending, inventory investment and exports. The manufacturing sector expanded during most of the period, but contracted in the last three consecutive months. The services sector continued to expand during the period. The unemployment rate decreased from 3.8% in October 2018 to 3.6% at period-end.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.5% in October 2018 to 1.8% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its December 2018 meeting, to 2.25%–2.50%. However, at its July 2019 meeting, the Fed lowered the federal funds target rate range for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated. The Fed further lowered the federal funds target rate range by 0.25% at its September and October meetings, to 1.50%–1.75%, reiterating the rationale cited in the July meeting.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and U.S. corporate earnings, the Fed’s 2019 interest-rate cuts and investor optimism about further monetary easing. However, markets reflected concerns about tighter regulation of technology companies, the Fed’s December 2018 rate increase, U.S. political uncertainties (including the impeachment inquiry into President Donald Trump), geopolitical tensions in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partly alleviated at certain points during the period by occasional easing of trade tensions and optimism about a potential U.S.-China trade deal. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index (S&P 500), recovered from heightened volatility in December 2018 as well as May and August 2019, reaching new all-time highs in October amid a number of better-than-expected corporate earnings reports, investor optimism about a potential phase one of the U.S.-China trade agreement and the Fed’s third successive rate cut. Overall, the S&P 500 posted a +14.33% total return for the 12-month period.2

The foregoing information reflects our analysis and opinions as of October 31, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Convertible Securities Fund

This annual report for Franklin Convertible Securities Fund covers the fiscal year ended October 31, 2019. The Fund closed to new investors with limited exceptions on August 29, 2018. Existing investors may continue to purchase additional shares of the Fund.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Fund normally invests at least 80% of its net assets in convertible securities and common stock received upon conversion of convertible securities.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +13.84% cumulative total return. In comparison, the Fund’s benchmark, the ICE BofA Merrill Lynch (BofAML) All Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, posted a +14.66% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

When choosing convertible securities for the Fund, we attempt to maintain a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. We also consider the company’s long-term earnings, asset value and cash flow potential. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity

Portfolio Composition

Based on Total Net Assets as of 10/31/19

market. Some of the convertible securities in which the Fund may invest have been structured to provide enhanced yield, increased equity exposure or enhanced downside protection. These securities typically provide a benefit to the issuer in exchange for the enhanced features, such as a conversion premium that is paid by the Fund. We may invest in convertible securities of companies of any capitalization size, but we generally seek to make the portfolio representative of the entire convertible securities market.

Manager’s Discussion

The information technology (IT), consumer discretionary and utilities sectors contributed most to Fund performance during the period. Among a number of IT positions that contributed notably to performance, the Fund’s holdings of convertible bonds issued by enterprise-grade identity management services provider Okta, software hosting services provider Atlassian and enterprise IT management software provider ServiceNow were top contributors. Okta issued lower fiscal-year 2020 earnings guidance due to anticipated investments related to its acquisition of Azuqua (not a Fund holding) and efforts to capture new cloud customers. However, shares of Okta benefited from better-than-expected revenue and financial results during the period, and we believe the company’s larger number of third-party, niche integrations, better reliability and growing platform of identity solutions may give it an advantage over competitors. Shares of Atlassian were propelled by higher-than-ever fiscal 2019 revenue and a record number of customers for its cloud platform automation products, including Trello and Jira.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 37.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Top 10 Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets

Microchip Technology Inc. Information Technology	2.4%
Sempra Energy Utilities	2.3%
RH Consumer Discretionary	2.1%
Insulet Corp. Health Care	2.1%
Viavi Solutions Inc. Information Technology	2.1%
Illumina Inc. Health Care	2.0%
Broadcom Inc. Information Technology	2.0%
DocuSign Inc. Information Technology	2.0%
DexCom Inc. Health Care	2.0%
Okta Inc. Information Technology	2.0%

In consumer discretionary, our holdings of convertible bonds issued by e-commerce company Etsy and online commerce platform provider MercadoLibre contributed to performance. Shares of Etsy advanced as the company raised fees and improved its site functionality and sellers experienced increased business growth and exposure. In utilities, our holdings of a security convertible into shares of electric and gas utilities holding company Sempra Energy contributed to performance. In other sectors, our holdings of convertible preferred stocks issued by diabetes medical device company Insulet also aided performance.

In contrast, the materials and energy sectors detracted from Fund performance. In the materials and energy sectors, our holdings in convertible preferred stocks issued by manufacturer International Flavors & Fragrances and convertible bonds issued by oil and gas services company Oil States International detracted from performance. Shares of International Flavors & Fragrances declined based on concerns about the company’s investigation of its Frutarom business acquired last year and disappointing quarterly results.

In other sectors, our holdings in convertible bonds issued by commercial-stage biopharmaceutical companies Sarepta

Therapeutics and Clovis Oncology (not held at period-end) and credit card payment processing solutions company Square also hindered performance. Biotechnology company valuations suffered during the period as key U.S. politicians, including presidential candidates, pushed for drug pricing reform. Sarepta’s stock price fell after U.S. Food and Drug Administration regulators raised concerns over two of the company’s important drug candidates aimed at treating Duchenne muscular dystrophy. Clovis reported net losses due to higher selling and research and development expenses and a regulatory settlement.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

Alan E. Muschott, CFA

Matthew D. Quinlan
Eric Webster, CFA Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

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FRANKLIN CONVERTIBLE SECURITIES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6	Annual Report	franklintempleton.com

FRANKLIN CONVERTIBLE SECURITIES FUND

Performance Summary as of October 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	+13.84%	+7.59%

5-Year	+55.41%	+7.99%

10-Year	+182.18%	+10.31%

Advisor
1-Year	+14.18%	+14.18%

5-Year	+57.36%	+9.49%

10-Year	+189.24%	+11.21%

	Distribution		30-Day Standardized Yield[6]

Share Class	Rate	[5]	(with fee waiver)	(without fee waiver)

A	1.94%		1.39%	1.39%

Advisor	2.29%		1.73%	1.73%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN CONVERTIBLE SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/09–10/31/19)

Advisor Class (11/1/09–10/31/19)

See page 9 for Performance Summary footnotes.

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FRANKLIN CONVERTIBLE SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–10/31/19)

Share Class	Net Investment Income	Long-Term Capital Gain	Total

A	$0.4535	$0.7531	$1.2066

C	$0.2793	$0.7531	$1.0324

R6	$0.5306	$0.7531	$1.2837

Advisor	$0.5079	$0.7531	$1.2610

Total Annual Operating Expenses8

Share Class	With Fee Waiver	Without Fee Waiver
A	0.85%	0.87%
Advisor	0.60%	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. The Fund may invest in high-yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower-rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on an annualization of the respective class’s past four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 10/31/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The ICE BofAML All Alternatives U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$997.90	$4.18	$1,021.02	$4.23	0.83%
C	$1,000	$994.00	$7.94	$1,017.24	$8.03	1.58%
R6	$1,000	$999.70	$2.47	$1,022.74	$2.50	0.49%
Advisor	$1,000	$999.20	$2.92	$1,022.28	$2.96	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Annual Report	franklintempleton.com

Franklin Equity Income Fund

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return by emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by normally investing at least 80% of its net assets in equity securities, including securities convertible into common stocks. The Fund may also invest in debt securities and foreign securities, including emerging markets.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +12.73% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, posted a +14.33% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +10.90% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Portfolio Composition

Based on Total Net Assets as of 10/31/19

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on blue chip companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, cash flow potential and asset value. We also consider a company’s price/earnings ratio, return on capital, profit margins and balance sheet strength. We consider dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 10/31/19, this category consisted of 535 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not include any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 46.

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FRANKLIN EQUITY INCOME FUND

Manager’s Discussion

The information technology (IT), consumer staples and financials sectors contributed most to Fund performance during the period. Within IT, software and services firm Microsoft, a notable contributor, is a beneficiary of strong sales execution, a positive enterprise IT spending environment, its status as a critical partner to IT departments in this time of digital transformation, and a large installed base that is successfully moving to higher-value cloud and Service-as-a-Software deployments. The company saw sustained strength in its enterprise cloud computing platform Azure, solid growth in its traditional server products and particularly strong growth in commercial bookings. Furthermore, the company continued to expand gross profit margins and control operational expenses.

In consumer staples, branded consumer packaged goods manufacturer Procter & Gamble (P&G) and beverage manufacturer PepsiCo were notable contributors. P&G’s product portfolio management and investment efforts have helped drive strong growth, and the stock rallied as more progress appears likely in the coming years, in our view. Recent quarterly sales increases have been among the fastest in over a decade. P&G has overcome headwinds, including cost increases, negative foreign currency moves and aggressive competition, to increase the breadth of its sales and achieve growth that easily surpassed consensus expectations and prior company guidance. In financials, leading banking companies JPMorgan Chase and Bank of America were top contributors. In other sectors, shares of NextEra Energy and Xcel Energy were boosted in recent months along with some other utilities as interest rates declined and investors sought less-cyclical stocks, underscoring the sector’s traditional role as a haven during times of market and economic uncertainty.

In contrast, the energy, materials and real estate sectors detracted from performance. In energy, Occidental Petroleum and Exxon Mobil hindered results. Shares of Occidental fell with oil prices during the period and its valuation was not helped by its leveraged acquisition of Anadarko Petroleum, which was not viewed as favorable by some investors. In materials, shares of manufacturer International Flavors & Fragrances (not held at period-end) declined based on concerns about the company’s investigation of its Frutarom business acquired last year and disappointing quarterly results. In the real estate sector, real estate investment trust Host Hotels and Resorts hurt performance.

In other sectors, industrial, safety and consumer technology products manufacturer 3M; health care products manufacturer Pfizer; and diversified financial services

Top 10 Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets

JPMorgan Chase & Co. Financials	4.3%

Microsoft Corp. Information Technology	3.5%

Bank of America Corp. Financials	3.1%

The Procter & Gamble Co. Consumer Staples	2.7%

NextEra Energy Inc. Utilities	2.4%

The Coca-Cola Co. Consumer Staples	2.3%

Chevron Corp. Energy	2.3%

PepsiCo Inc. Consumer Staples	2.3%

Morgan Stanley Financials	2.3%

BB&T Corp. Financials	2.2%

company Wells Fargo were key detractors. The stock price of 3M was hurt by disappointing sales results due to slow growth in key end markets.

12	Annual Report	franklintempleton.com

FRANKLIN EQUITY INCOME FUND

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

Matthew D. Quinlan
Alan E. Muschott, CFA
Todd Brighton, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.

Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN EQUITY INCOME FUND

Performance Summary as of October 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

1-Year	+12.73%	+6.51%

5-Year	+48.90%	+7.07%

10-Year	+190.10%	+10.61%

Advisor

1-Year	+13.04%	+13.04%

5-Year	+50.76%	+8.56%

10-Year	+197.51%	+11.52%

	Distribution		30-Day Standardized Yield[6]
Share Class	Rate	[5]	(with fee waiver)	(without fee waiver)

A	2.20%		1.67%	1.67%

Advisor	2.56%		2.02%	2.02%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

14	Annual Report	franklintempleton.com

FRANKLIN EQUITY INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/09–10/31/19)

Advisor Class (11/1/09–10/31/19)

See page 16 for Performance Summary footnotes.

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FRANKLIN EQUITY INCOME FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–10/31/19)

Share Class	Net Investment Income	Long-Term Capital Gain	Total

A	$0.5766	$0.9957	$1.5723

C	$0.3759	$0.9957	$1.3716

R	$0.5174	$0.9957	$1.5131

R6	$0.6587	$0.9957	$1.6544

Advisor	$0.6396	$0.9957	$1.6353

Total Annual Operating Expenses[10]
Share Class	With Fee Waiver	Without Fee Waiver
A	0.84%	0.85%
Advisor	0.59%	0.60%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar: The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

8. Source: Lipper, a Thomson Reuters Company. The Lipper Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/19, there were 535 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,039.30	$4.42	$1,020.87	$4.38	0.86%
C	$1,000	$1,035.30	$8.26	$1,017.09	$8.19	1.61%
R	$1,000	$1,038.50	$5.65	$1,019.66	$5.60	1.10%
R6	$1,000	$1,041.30	$2.62	$1,022.63	$2.60	0.51%
Advisor	$1,000	$1,041.00	$3.14	$1,022.13	$3.11	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Managed Income Fund

Formerly, Franklin Balanced Fund

This annual report for Franklin Managed Income Fund covers the fiscal year ended October 31, 2019. Effective March 1, 2019, Franklin Balanced Fund repositioned to become an income strategy and changed its name to Franklin Managed Income Fund.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income to support monthly distributions, while maintaining the prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of stocks (substantially dividend paying) and debt securities. The Fund normally invests at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities, and at least 25% of its total assets in equity securities, primarily common and preferred stock.

Portfolio Composition*

10/31/19

% of Total Net Assets

Stocks	47.5%
Common Stocks	32.6%
Equity-Linked Securities	11.7%
Convertible Preferred Stocks	1.4%
Management Investment Companies	1.0%
Preferred Stocks	0.4%
Options Purchased	0.4%

Bonds	43.6%
Corporate Bonds	34.1%
U.S. Government and Agency Securities	8.0%
Mortgage-Backed Securities	1.1%
Convertible Bonds	0.4%

Short-Term Investments & Other Net Assets**	8.9%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes money market funds and other net assets (including derivatives).

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a cumulative total return of +12.64%. In comparison, the Fund’s new primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the U.S.

investment-grade, taxable bond market, posted a +11.51% total return.1 The Fund’s new secondary benchmark, the blended 25% ICE BofA Merrill Lynch (BofAML) U.S. Corporate & High Yield Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 50% MSCI USA High Dividend Yield Index (Blended Benchmark), which is a combination of leading stock and bond indexes, posted a +12.72% total return.2 The ICE BofAML U.S. Corporate & High Yield Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, and below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by credit rating agencies Moody’s and Standard & Poor’s. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The Bloomberg Barclays U.S. Aggregate Bond Index is replacing the Standard & Poor’s 500 Index (S&P 500) as the Fund’s primary benchmark. The investment manager believes the composition of the Bloomberg Barclays U.S. Aggregate Bond Index represents securities that align more closely with the markets in which the Fund invests. For the same reason, the Fund is adding the Blended Benchmark as a secondary benchmark. The Fund’s prior primary and current third benchmark, the S&P 500, which is a broad measure of U.S. stock performance, posted a +14.33% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 22.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s

1. Source: Morningstar.

2. Source: FactSet. The Blended Benchmark was calculated internally and rebalanced monthly.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 55.

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FRANKLIN MANAGED INCOME FUND

securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. The Fund seeks income by investing in a combination of corporate, agency and government bonds issued in the U.S. and other countries, as well as common stocks in any market capitalization and convertible securities. The Fund seeks capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. We may, from time to time, use for various purposes equity-related derivatives, including call and put options and futures on equity securities and equity indexes, options on equity index futures, as well as interest-rate, currency and credit-related derivatives. These purposes include enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments or markets in more efficient or less expensive ways and/or hedging risks. The use of such derivative transactions may allow the Fund to obtain net long or short exposures to selected securities, markets, interest rates, countries, currencies, credits or durations.

What are put and call options?

A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Put options are most commonly used to protect against the decline of a stock price below a certain price. Conversely, a call option gives the holder the right to buy shares at a specified price within a specified time, regardless of the price in the future before the expiration date. If the stock price rises, the holder of the call option has the right to buy at the agreed-upon price, which could be lower.

What is a future?
A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Manager’s Discussion

Consistent with the Fund’s long-term strategy of investing across asset classes to seek to generate attractive income while seeking opportunities for capital appreciation, performance was supported by healthy diversification and double-digit total returns from both equity and fixed income holdings.

Dividend Distributions*

11/1/18–10/31/19

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
November	3.00	2.25	2.74	3.34	3.25
December	3.00	2.27	2.75	3.32	3.24
January	3.00	2.27	2.75	3.32	3.24
February	3.00	2.27	2.75	3.32	3.24
March	3.58	2.87	3.34	3.90	3.82
April	3.58	2.87	3.34	3.90	3.82
May	3.58	2.87	3.34	3.90	3.82
June	3.58	2.87	3.34	3.90	3.82
July	3.58	2.87	3.34	3.90	3.82
August	3.58	2.87	3.34	3.90	3.82
September	3.58	2.87	3.34	3.90	3.82
October	3.58	2.87	3.34	3.90	3.82
Total	40.64	32.02	37.71	44.50	43.53

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

During the 12 months under review, the Fund’s asset mix shifted toward a somewhat more cautious positioning to reflect uncertainty related to the slowdown in global economic activity, trade tensions, rising recession probability and weakening corporate earnings growth. Our actions and movements in equity and fixed income markets resulted in a decline in equity holdings from 56.2% to 47.5% of total net assets, and a rise in fixed income holdings from 39.2% to 43.6%. Our cash position increased from 4.6% to 8.9% of total net assets. The flexibility to use market volatility to invest in different asset classes remains a core strategy of the Fund.

Equities advanced largely based on optimism related to the U.S. Federal Reserve’s pivot from raising short-term interest rates at the start of the period, which was partially responsible for triggering a significant fourth-quarter 2018 selloff, to reversing course and cutting short-term rates several times while committing to a sustained period of monetary policy accommodation. Additionally, equities

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FRANKLIN MANAGED INCOME FUND

Top Five Equity Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets
Intel Corp. Information Technology	2.1%
JPMorgan Chase & Co. Financials	2.1%
Apple Inc. Information Technology	1.9%
Broadcom Inc. Information Technology	1.7%
Texas Instruments Inc. Information Technology	1.6%

advanced toward the end of the period on the prospects for a phase 1 trade deal between the U.S. and China. For the time being, it appears an escalation of trade tensions and additional tariffs that would likely further curtail growth and threaten corporate profitability is less likely, in our view.

The Fund’s equity holdings in the information technology (IT), consumer staples, utilities and health care sectors led returns, but strength was broad-based as almost all equity sectors contributed to performance. Within the IT sector, our investments in semiconductor companies, including Analog Devices, Texas Instruments, Broadcom and Intel, benefited performance as corporate results continued to impress despite concerns around trade tensions disrupting their businesses. Microsoft was another key contributor as it experienced sustained strength in its enterprise cloud computing platform Azure, solid growth in its traditional server products and particularly strong growth in commercial bookings.

In consumer staples, Procter & Gamble was another top contributor as restructuring and investment efforts have helped drive strong growth, and the stock rallied as management gave details on the latest business expansion drivers. Nestle, PepsiCo and Coca-Cola were other sector contributors. The Fund’s focus on volatility management also contributed to performance as equity index put option positions were able to offset some of the broader equity market declines during the period, which benefited Fund returns.

Within health care, pharmaceuticals companies Astra-Zeneca, Bristol-Myers Squibb and AbbVie, and pharmacy services provider CVS Health helped performance. AstraZeneca reported robust second-and third-quarter 2019 earnings results and upgraded its sales guidance for two consecutive quarters, driving its shares to a record U.S. price.

Conversely, the Fund’s energy sector holdings dominated the detractors list for the 12-month period, including Occidental Petroleum, Exxon Mobil and Chesapeake Energy. Shares of Occidental fell with oil prices during the period and its valuation was not helped by its leveraged acquisition of Anadarko Petroleum, which was not viewed favorably by some investors. In other sectors, Apple, FedEx International (not held at period-end) and Philip Morris International (not held at period-end) also detracted from performance.

Fixed income markets were supported by the significant decline in long-term interest rates during the period. After a period of short-term interest rate normalization, the Fed pivoted toward easing to offset the effects of a broad global slowdown and rising uncertainty related to trade policy going forward. The decline in market expectations for inflation also aided the rally in rates, which helped bolster long-duration fixed income holdings. Although showing select areas of distress in lower-rated corporate credit, overall yield spreads of investment-grade corporate bonds over U.S. Treasuries of comparable maturities remained near cycle lows, providing a favorable backdrop for strong total returns. In addition to the strong contribution from the Fund’s holdings of U.S. Treasuries, select corporate issuers posted attractive gains, including Capital One, CVS Health, Charter Communications3, NIKE and Citigroup. Energy holdings were among leading detractors, including Chesapeake Energy, Oceaneering International (not held at period-end) and Nabors Industries.

3. CCO Holdings/CCO Holdings Capital (Charter Communications subsidiaries) in the SOI. Charter Communications Operating Capital (also a Charter Communications subsidiary) was not held at period-end.

See franklintempletondatasources.com for additional data provider information.

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Top Five Fixed Income Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets
U.S. Treasury Note Financials	8.0%
Capital One Financial Corp. Financials	1.2%
Morgan Stanley Financials	0.9%
Cigna Corp. Health Care	0.9%
CHS/Community Health Systems Inc. Health Care	0.9%

Thank you for your continued participation in Franklin Managed Income Fund. We look forward to serving your future investment needs

Edward D. Perks, CFA Brendan Circle, CFA Todd Brighton, CFA Alan E. Muschott, CFA Shawn Lyons, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MANAGED INCOME FUND

Performance Summary as of October 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

1-Year	+12.64%	+6.47%

5-Year	+33.67%	+4.78%

10-Year	+127.37%	+7.95%

Advisor

1-Year	+12.96%	+12.96%

5-Year	+35.50%	+6.26%

10-Year	+134.04%	+8.88%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with fee waiver)	(without fee waiver)

A	3.17%	1.79%	1.79%

Advisor	3.57%	2.14%	2.14%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/09–10/31/19)

Advisor Class (11/1/09–10/31/19)

See page 25 for Performance Summary footnotes.

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FRANKLIN MANAGED INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	10/31/19	10/31/18	Change
A (FBLAX)	$ 12.80	$ 11.89	+$0.91
C (FBMCX)	$ 12.67	$ 11.78	+$0.89
R (FBFQX)	$ 12.84	$ 11.92	+$0.92
R6 (FBFRX)	$ 12.85	$ 11.93	+$0.92
Advisor (FBFZX)	$ 12.84	$ 11.92	+$0.92

Distributions (11/1/18–10/31/19)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.4064	$0.1418	$0.5482
C	$0.3202	$0.1418	$0.4620
R	$0.3771	$0.1418	$0.5189
R6	$0.4450	$0.1418	$0.5868
Advisor	$0.4353	$0.1418	$0.5771

Total Annual Operating Expenses[9]

Share Class	With Fee Waiver	Without Fee Waiver
A	0.93%	0.96%
Advisor	0.68%	0.71%

See page 25 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s prospectus also includes a description of the main investment risks.

The Fund is not guaranteed to achieve its investment goal of making monthly distributions, while maintaining prospects for capital appreciation nor is there any guarantee that the Fund will provide sufficient income at or through the investor’s retirement. In addition, some of its distributions may be treated in part as a return of capital, which will decrease shareholders’ cost basis in the Fund and affect the amount of any capital gain or loss that they realize when selling or exchanging fund shares. The annual payout rate may be adjusted higher or lower from year to year and could vary substantially over time. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Investors who hold the Fund within a tax-advantaged retirement account should consult their tax advisors to discuss tax consequences of receiving cash distributions. In addition, use of the Fund or election of the option to receive distribution payments in cash may be restricted in certain retirement plans by the terms of the governing plan documents and/or the discretion of the plan administrator. Investors are strongly advised to consult with their financial advisor for assistance before selecting the appropriate fund, based on their goals and personal situations, including time horizon, retirement income needs, risk tolerance and tax bracket.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower. As of March 1, 2019, the Fund changed its name from Franklin Balanced Fund in connection with changes to its strategies including, among other things, the addition of an income generation strategy to support the Fund’s managed distribution policy.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch, respectively. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

8. FactSet. The Blended Benchmark (25% ICE BofAML U.S. Corporate & High Yield Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 50% MSCI USA High Dividend Yield Index) is a combination of leading stock and bond indexes. The ICE BofAML U.S. Corporate & High Yield Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, and below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by credit rating agencies Moody’s and S&P. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MANAGED INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,045.90	$4.64	$1,020.67	$4.58	0.90%
C	$1,000	$1,042.00	$8.49	$1,016.89	$8.39	1.65%
R	$1,000	$1,044.60	$5.93	$1,019.41	$5.85	1.15%
R6	$1,000	$1,048.20	$2.99	$1,022.28	$2.96	0.58%
Advisor	$1,000	$1,047.80	$3.36	$1,021.93	$3.31	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

26	Annual Report	franklintempleton.com

Franklin Real Return Fund

This annual report for Franklin Real Return Fund covers the fiscal year ended October 31, 2019. As previously communicated, shareholders approved the reorganization of Franklin Real Return Fund into Franklin Total Return Fund effective January 31, 2020. The Fund closed to new investors with limited exceptions on August 27, 2019. Existing investors may continue to purchase additional shares of the Fund.

Your Fund’s Goal and Main Investments

The Fund seeks total return that exceeds the rate of inflation over an economic cycle. Under normal market conditions, the Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. The Fund shifts its investments among the following general asset classes and at any given time may have a substantial amount of its asset in any one class: inflation-indexed securities and investment-grade fixed income securities issued by governments, corporations and municipal issuers; equity securities with high correlation to broad measures of inflation; and non-dollar denominated inflation-indexed securities.

Portfolio Composition*

Based on Total Net Assets as of 10/31/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**In the SOI, the natural resources sector comprises energy and materials.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +2.80% cumulative total return. In comparison, the Bloomberg Barclays U.S. TIPS Index, which tracks the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity, posted a +8.96% total return.1 Also for comparison, the Consumer Price Index for All Urban Consumers - Non-Seasonally Adjusted (CPI-NSA), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, rose 1.8% for the same period.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund uses an active asset allocation strategy to try to achieve its goal of total return that exceeds the rate of inflation over an economic cycle by allocating its assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves and values between and within markets.

What is the yield curve?
A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics, bls.gov/cpi.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 66.

franklintempleton.com	Annual Report	27

FRANKLIN REAL RETURN FUND

Manager’s Discussion

At period-end, nearly three quarters of total net assets were invested in Treasury Inflation-Protected Securities (TIPS). For diversification, we also allocated the Fund’s assets to natural resources common stocks, management investment companies that provide exposure to real estate investment trusts (REITS) and infrastructure equities, and repurchase agreements and other short-term investments. We employed a non-U.S. dollar strategy to help hedge against potential U.S. dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

Dividend Distributions*

11/1/18–10/31/19

	Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November	1.04	0.26	1.73	1.48
December	2.28	1.98	2.59	2.47
January	1.08	0.78	1.38	1.26
February	1.49	1.18	1.81	1.69
March**	—	—	—	—
April	1.36	1.04	1.68	1.56
May	2.09	1.77	2.42	2.25
June	2.29	2.00	2.59	2.47
July	0.71	0.34	1.09	0.94
August	0.66	0.35	1.00	0.87
September	1.06	0.72	1.38	1.25
October**	—	—	—	—
Total	14.06	10.42	17.67	16.24

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund’s primary investments.

During the period, we increased the Fund’s allocations to natural resources equities and REITs. In contrast, we slightly decreased the Fund’s allocation to TIPS. The Fund’s heaviest allocations were in TIPS and natural resources equities. The Fund’s investments in TIPS, REITS and infrastructure helped results. In contrast, the Fund’s investments in natural resources equities and a commodities fund (not held at period-end) hindered Fund performance.

Thank you for your participation in Franklin Real Return Fund. It has been a pleasure serving your investment needs.

Kent Burns, CFA

David Yuen, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.

Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

28	Annual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

Performance Summary as of October 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative		Average Annual
Share Class	Total Return	[2]	Total Return	[3]

A4

1-Year	+2.80%		-1.06%

5-Year	+0.04%		-0.76%

10-Year	+13.48%		+0.88%

Advisor

1-Year	+3.12%		+3.12%

5-Year	+1.34%		+0.27%

10-Year	+16.39%		+1.53%

	Distribution		30-Day Standardized Yield[6]
Share Class	Rate	[5]	(with fee waiver)	(without fee waiver)

A	0.00%		1.87%	1.54%

Advisor	0.00%		2.21%	1.85%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

franklintempleton.com	Annual Report	29

FRANKLIN REAL RETURN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A  (11/1/09–10/31/19)

Advisor Class  (11/1/09–10/31/19)

See page 31 for Performance Summary footnotes.

30	Annual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–10/31/19)

Share Class	Net Investment Income
A	$0.1406
C	$0.1042
R6	$0.1767
Advisor	$0.1624

Total Annual Operating Expenses9

Share Class	With Fee Waiver	Without Fee Waiver
A	0.89%	1.19%
Advisor	0.64%	0.94%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays U.S. TIPS Index comprises U.S. TIPS rated investment grade (Baa3/BBB- or better) with at least one year to final maturity and at least $250 million par amount outstanding.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	31

FRANKLIN REAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/19	Value 10/31/19	5/1/19–10/31/191, [2]	Value 10/31/19	5/1/19–10/31/191, [2]	Ratio[2]

A	$1,000	$1,000.80	$4.34	$1,020.87	$4.38	0.86%
C	$1,000	$ 999.20	$6.35	$1,018.85	$6.41	1.26%
R6	$1,000	$1,003.50	$2.22	$1,022.99	$2.24	0.44%
Advisor	$1,000	$1,002.80	$3.08	$1,022.13	$3.11	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

32	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Convertible Securities Fund

	Year Ended October 31,
	2019	2018	2017	2016	2015
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$20.65	$20.68	$18.24	$18.00	$18.97

Income from investment operations[a]:

Net investment income[b]	0.21	0.16	0.27	0.25	0.24

Net realized and unrealized gains (losses)	2.47	1.35	2.98	0.85	(0.14)

Total from investment operations	2.68	1.51	3.25	1.10	0.10

Less distributions from:

Net investment income	(0.45)	(0.49)	(0.47)	(0.50)	(0.39)

Net realized gains	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)

Total distributions	(1.20)	(1.54)	(0.81)	(0.86)	(1.07)

Net asset value, end of year	$22.13	$20.65	$20.68	$18.24	$18.00

Total return[c]	13.84%	7.65%	18.39%	6.41%	0.66%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.85%	0.86%	0.85%	0.86%	0.86%

Expenses net of waiver and payments by affiliates[d]	0.83%	0.84%	0.84%	0.85%	0.86% [e]

Net investment income	0.97%	0.76%	1.39%	1.44%	1.33%

Supplemental data

Net assets, end of year (000’s)	$1,169,928	$1,153,875	$815,491	$768,553	$818,082

Portfolio turnover rate	26.83%	35.90%	27.24%	28.03%	17.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015
Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.31	$20.37	$17.98	$17.75	$18.73

Income from investment operations[a]:

Net investment income[b]	0.04	(—)[c]	0.12	0.12	0.11

Net realized and unrealized gains (losses)	2.45	1.33	2.93	0.84	(0.16)

Total from investment operations	2.49	1.33	3.05	0.96	(0.05)

Less distributions from:

Net investment income	(0.28)	(0.34)	(0.32)	(0.37)	(0.25)

Net realized gains	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)

Total distributions	(1.03)	(1.39)	(0.66)	(0.73)	(0.93)

Net asset value, end of year	$21.77	$20.31	$20.37	$17.98	$17.75

Total return[d]	13.03%	6.84%	17.49%	5.65%	(0.15)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.60%	1.61%	1.60%	1.61%	1.61%

Expenses net of waiver and payments by affiliates[e]	1.58%	1.59%	1.59%	1.60%	1.61% [f]

Net investment income	0.22%	0.01%	0.64%	0.69%	0.58%

Supplemental data

Net assets, end of year (000’s)	$256,075	$299,716	$303,243	$293,038	$311,951

Portfolio turnover rate	26.83%	35.90%	27.24%	28.03%	17.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$20.78	$20.79	$18.33	$18.09	$18.99

Income from investment operations[a]:

Net investment income[b]	0.28	0.24	0.34	0.33	0.30

Net realized and unrealized gains (losses)	2.50	1.36	3.00	0.84	(0.14)

Total from investment operations	2.78	1.60	3.34	1.17	0.16

Less distributions from:

Net investment income	(0.53)	(0.56)	(0.54)	(0.57)	(0.38)

Net realized gains	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)

Total distributions	(1.28)	(1.61)	(0.88)	(0.93)	(1.06)

Net asset value, end of year	$22.28	$20.78	$20.79	$18.33	$18.09

Total return	14.26%	8.07%	18.84%	6.78%	0.99%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.54%	0.55%	0.49%	0.50%	0.50%

Expenses net of waiver and payments by affiliates[c]	0.49%	0.49%	0.48%	0.49%	0.50% [d]

Net investment income	1.31%	1.11%	1.75%	1.80%	1.69%

Supplemental data

Net assets, end of year (000’s)	$51,791	$57,824	$22,950	$7,154	$5

Portfolio turnover rate	26.83%	35.90%	27.24%	28.03%	17.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$20.65	$20.68	$18.24	$18.00	$18.98

Income from investment operations[a]:

Net investment income[b]	0.26	0.21	0.32	0.30	0.29

Net realized and unrealized gains (losses)	2.49	1.35	2.98	0.85	(0.15)

Total from investment operations	2.75	1.56	3.30	1.15	0.14

Less distributions from:

Net investment income	(0.51)	(0.54)	(0.52)	(0.55)	(0.44)

Net realized gains	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)

Total distributions	(1.26)	(1.59)	(0.86)	(0.91)	(1.12)

Net asset value, end of year	$22.14	$20.65	$20.68	$18.24	$18.00

Total return	14.18%	7.91%	18.69%	6.68%	0.87%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.60%	0.61%	0.60%	0.61%	0.61%

Expenses net of waiver and payments by affiliates[c]	0.58%	0.59%	0.59%	0.60%	0.61% [d]

Net investment income	1.22%	1.01%	1.64%	1.69%	1.58%

Supplemental data

Net assets, end of year (000’s)	$2,379,435	$2,189,462	$1,542,254	$1,080,346	$899,441

Portfolio turnover rate	26.83%	35.90%	27.24%	28.03%	17.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2019

Franklin Convertible Securities Fund

	Country	Shares		Value
Convertible Preferred Stocks 20.3%
Consumer Staples 1.7%
Bunge Ltd., 4.875%, cvt. pfd.	United States	630,000		$63,956,088

Health Care 4.8%
Avantor Inc., 6.25%, cvt. pfd., A	United States	820,000		42,648,200
Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	1,120,000		69,081,600
Change Healthcare Inc., 6.00%, cvt. pfd.	United States	300,000		15,159,000
Danaher Corp., 4.75%, cvt. pfd., A	United States	54,000		59,957,275

				186,846,075

Industrials 3.8%
Fortive Corp., 5.00%, cvt. pfd., A	United States	34,350		30,933,893
Rexnord Corp., 5.75%, cvt. pfd.	United States	1,017,500		56,786,675
Stanley Black & Decker Inc., 5.375%, cvt. pfd.	United States	592,000		60,348,480

				148,069,048

Information Technology 2.0%
Broadcom Inc., 8.00%, cvt. pfd., A	United States	71,100		77,002,722

Materials 1.5%
International Flavors & Fragrances Inc., 6.00%, cvt. pfd.	United States	1,192,242		55,761,158

Utilities 6.5%
American Electric Power Co. Inc., 6.125%, cvt. pfd.	United States	440,000		24,195,600
Aqua America Inc., 6.00%, cvt. pfd.	United States	770,000		46,392,500
[a]DTE Energy Co., 6.25%, cvt. pfd.	United States	800,000		40,624,000
Sempra Energy, 6.00%, cvt. pfd., A	United States	567,500		65,847,025
Sempra Energy, 6.75%, cvt. pfd., B	United States	206,000		23,935,140
South Jersey Industries Inc., 7.25%, cvt. pfd.	United States	360,000		18,360,000
The Southern Co., 6.75%, cvt. pfd.	United States	550,000		29,238,000

				248,592,265

Total Convertible Preferred Stocks (Cost $748,475,501)				780,227,356

		Principal Amount	*
Convertible Bonds 78.2%
Communication Services 10.4%
DISH Network Corp., cvt., senior bond, 3.375%, 8/15/26	United States	$45,900,000		43,034,061
[b]iQIYI Inc.,
cvt., senior note, 144A, 3.75%, 12/01/23	China	43,500,000		44,644,443
cvt., senior note, 144A, 2.00%, 4/01/25	China	26,000,000		23,547,242
[b]Liberty Interactive LLC, cvt., senior bond, 144A, 1.75%, 9/30/46	United States	37,000,000		52,495,157
Liberty Media Corp.,
cvt., senior bond, 2.25%, 9/30/46	United States	39,000,000		22,630,211
cvt., senior note, 1.375%, 10/15/23	United States	21,200,000		26,804,009
[b]Snap Inc., cvt., senior note, 144A, 0.75%, 8/01/26	United States	59,000,000		59,780,570
Weibo Corp., cvt., senior note, 1.25%, 11/15/22	China	78,000,000		73,210,020
Zillow Group Inc.,
cvt., senior note, 2.00%, 12/01/21	United States	34,500,000		34,977,706
cvt., senior note, 1.50%, 7/01/23	United States	23,500,000		20,954,560

				402,077,979

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)

	Country	Principal Amount	*	Value

Convertible Bonds (continued)
Consumer Discretionary 10.0%
Booking Holdings Inc., cvt., senior note, 0.35%, 6/15/20	United States	$35,000,000		$54,580,651
Etsy Inc., cvt., senior note, zero cpn., 3/01/23	United States	40,000,000		56,750,000
MercadoLibre Inc., cvt., senior note, 2.00%, 8/15/28	Argentina	50,000,000		70,909,200
[b]Pinduoduo Inc., cvt., senior note, 144A, zero cpn., 10/01/24	China	44,000,000		51,293,722
RH,
[b]cvt., senior note, 144A, zero cpn., 9/15/24	United States	24,000,000		25,135,654
cvt., senior note, zero cpn., 6/15/23	United States	52,500,000		59,391,132
Wayfair Inc.,
cvt., senior note, 0.375%, 9/01/22	United States	19,000,000		20,134,424
[b]cvt., senior note, 144A, 1.125%, 11/01/24	United States	22,000,000		22,518,212
[b]cvt., senior note, 144A, 1.00%, 8/15/26	United States	28,000,000		25,036,860

				385,749,855

Energy 0.6%
Oil States International Inc., cvt., senior note, 1.50%, 2/15/23	United States	28,000,000		23,842,616

Financials 2.0%
[b]AXA SA, cvt., senior note, 144A, 7.25%, 5/15/21	France	71,500,000		74,562,345

Health Care 14.9%
[b]Assertio Therapeutics Inc., cvt., senior note, 144A, 5.00%, 8/15/24	United States	8,400,000		5,562,229
BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20	United States	28,200,000		29,668,089
Dermira Inc., cvt., senior note, 3.00%, 5/15/22	United States	41,120,000		34,283,800
[b]DexCom Inc., cvt., senior note, 144A, 0.75%, 12/01/23	United States	64,000,000		76,642,618
Illumina Inc.,
cvt., senior note, 0.50%, 6/15/21	United States	32,500,000		42,414,015
cvt., senior note, zero cpn., 8/15/23	United States	32,750,000		35,564,960
Insulet Corp.,
cvt., senior note, 1.375%, 11/15/24	United States	36,300,000		60,416,812
[b]cvt., senior note, 144A, 0.375%, 9/01/26	United States	22,000,000		21,133,750
Intercept Pharmaceuticals Inc., cvt., senior note, 2.00%, 5/15/26	United States	21,000,000		19,722,264
Jazz Investments I Ltd.,
cvt., senior note, 1.875%, 8/15/21	United States	35,000,000		35,043,292
cvt., senior note, 1.50%, 8/15/24	United States	39,750,000		38,204,386
Neurocrine Biosciences Inc., cvt., senior note, 2.25%, 5/15/24	United States	44,750,000		65,421,097
Novavax Inc., cvt., senior note, 3.75%, 2/01/23	United States	29,000,000		11,976,785
NuVasive Inc., cvt., senior note, 2.25%, 3/15/21	United States	12,000,000		15,101,277
[b]PTC Therapeutics Inc., cvt., senior note, 144A, 1.50%, 9/15/26	United States	40,000,000		41,754,932
Sarepta Therapeutics Inc., cvt., senior note, 1.50%, 11/15/24	United States	30,250,000		42,732,336

				575,642,642

Industrials 1.0%
[b]Fortive Corp., cvt., senior note, 144A, 0.875%, 2/15/22	United States	40,270,000		39,830,138

Information Technology 38.1%
[b]Alteryx Inc.,
cvt., senior note, 144A, 0.50%, 8/01/24	United States	8,000,000		7,418,014
cvt., senior note, 144A, 1.00%, 8/01/26	United States	8,000,000		7,252,064

38	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)

	Country	Principal Amount	*	Value
Convertible Bonds (continued)
Information Technology (continued)
Atlassian Inc., cvt., senior note, 0.625%, 5/01/23	United States	$43,000,000		$68,417,685
[b]Blackline Inc., cvt., senior note, 144A, 0.125%, 8/01/24	United States	9,500,000		9,066,900
[b]Coupa Software Inc., cvt., senior note, 144A, 0.125%, 6/15/25	United States	21,000,000		23,849,997
DocuSign Inc., cvt., senior note, 0.50%, 9/15/23	United States	65,000,000		76,655,938
Envestnet Inc., cvt., senior note, 1.75%, 6/01/23	United States	51,500,000		58,369,706
Guidewire Software Inc., cvt., senior note, 1.25%, 3/15/25	United States	49,000,000		58,686,863
HubSpot Inc., cvt., senior note, 0.25%, 6/01/22	United States	38,875,000		66,589,937
Inphi Corp., cvt., senior note, 0.75%, 9/01/21	United States	9,600,000		13,272,165
Intel Corp., cvt., junior sub. bond, 3.25%, 8/01/39	United States	8,000,000		22,301,200
Microchip Technology Inc., cvt., 1.625%, 2/15/27	United States	69,250,000		90,827,173
New Relic Inc., cvt., senior note, 0.50%, 5/01/23	United States	24,000,000		23,126,395
NXP Semiconductors NV, cvt., senior note, 1.00%, 12/01/19	Netherlands	55,000,000		60,468,235
[b]Okta Inc., cvt., senior note, 144A, 0.125%, 9/01/25	United States	80,000,000		76,104,331
Palo Alto Networks Inc., cvt., senior note, 0.75%, 7/01/23	United States	53,000,000		58,563,032
[b]Pluralsight Inc., cvt., senior note, 144A, 0.375%, 3/01/24	United States	39,000,000		34,317,270
Q2 Holdings Inc., cvt., senior note, 0.75%, 2/15/23	United States	32,000,000		44,001,093
RealPage Inc., cvt., senior note, 1.50%, 11/15/22	United States	40,850,000		62,622,618
ServiceNow Inc., cvt., senior note, zero cpn., 6/01/22	United States	40,000,000		75,031,032
Silicon Laboratories Inc., cvt., senior note, 1.375%, 3/01/22	United States	53,700,000		68,060,230
Splunk Inc., cvt., senior note, 1.125%, 9/15/25	United States	22,500,000		25,019,773
Square Inc., cvt., senior note, 0.50%, 5/15/23	United States	65,000,000		71,937,645
Twilio Inc., cvt., senior note, 0.25%, 6/01/23	United States	37,500,000		57,083,392
Viavi Solutions Inc.,
cvt., senior note, 1.75%, 6/01/23	United States	40,969,000		53,364,255
cvt., senior note, 1.00%, 3/01/24	United States	20,000,000		26,875,000
Wix.com Ltd., cvt., senior note, zero cpn., 7/01/23	Israel	56,500,000		64,533,170
Workday Inc., cvt., senior note, 0.25%, 10/01/22	United States	57,500,000		73,415,695
[b]Workiva Inc., cvt., senior note, 144A, 1.125%, 8/15/26	United States	22,000,000		19,851,179
Zendesk Inc., cvt., senior note, 0.25%, 3/15/23	United States	56,500,000		73,711,728

				1,470,793,715

Materials 1.2%
Cemex SAB de CV, cvt., sub. note, 3.72%, 3/15/20	Mexico	44,250,000		44,363,795

Total Convertible Bonds (Cost $2,650,978,125)				3,016,863,085

		Shares
Escrows and Litigation Trusts (Cost $22,362) 0.0%
[a,c]Motors Liquidation Co., Escrow Account	United States	376,200		—

Total Investments before Short Term Investments (Cost $3,399,475,988)				3,797,090,441

franklintempleton.com	Annual Report	39

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)

	Country	Shares	Value

Short Term Investments (Cost $89,909,657) 2.3%

Money Market Funds 2.3%
[d,e]Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	89,909,657	$89,909,657

Total Investments (Cost $3,489,385,645) 100.8%			3,887,000,098

Other Assets, less Liabilities (0.8)%			(29,770,514)

Net Assets 100.0%			$3,857,229,584

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $741,797,627, representing 19.2% of net assets.

cFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Equity Income Fund

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$24.86	$25.06	$22.50	$22.99	$23.93

Income from investment operations[a]:

Net investment income[b]	0.46	0.42	0.48	0.47	0.55

Net realized and unrealized gains (losses)	2.49	0.58	3.55	0.24	0.26

Total from investment operations	2.95	1.00	4.03	0.71	0.81

Less distributions from:

Net investment income	(0.58)	(0.57)	(0.58)	(0.60)	(0.69)

Net realized gains	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)

Total distributions	(1.58)	(1.20)	(1.47)	(1.20)	(1.75)

Net asset value, end of year	$26.23	$24.86	$25.06	$22.50	$22.99

Total return[c]	12.73%	3.98%	18.55%	3.31%	3.72%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.86%	0.85%	0.86%	0.87%	0.86%

Expenses net of waiver and payments by affiliates[d]	0.85%	0.84%	0.86% [e]	0.87% [e]	0.86%	[e]

Net investment income	1.85%	1.66%	2.02%	2.13%	2.37%

Supplemental data

Net assets, end of year (000’s)	$2,017,910	$1,752,181	$1,753,135	$1,700,712	$1,790,392

Portfolio turnover rate	23.23%	28.40%	27.18%	50.05%	34.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$24.64	$24.86	$22.32	$22.85	$23.79

Income from investment operations[a]:

Net investment income[b]	0.28	0.26	0.30	0.30	0.37

Net realized and unrealized gains (losses)	2.47	0.53	3.54	0.23	0.27

Total from investment operations	2.75	0.79	3.84	0.53	0.64

Less distributions from:

Net investment income	(0.38)	(0.38)	(0.41)	(0.46)	(0.52)

Net realized gains	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)

Total distributions	(1.38)	(1.01)	(1.30)	(1.06)	(1.58)

Net asset value, end of year	$26.01	$24.64	$24.86	$22.32	$22.85

Total return[c]	11.91%	3.16%	17.73%	2.51%	2.96%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.61%	1.60%	1.61%	1.62%	1.61%

Expenses net of waiver and payments by affiliates[d]	1.60%	1.59%	1.61% [e]	1.62% [e]	1.61% [e]

Net investment income	1.10%	0.91%	1.27%	1.38%	1.62%

Supplemental data

Net assets, end of year (000’s)	$208,734	$204,402	$267,450	$257,156	$250,347

Portfolio turnover rate	23.23%	28.40%	27.18%	50.05%	34.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$24.85	$25.05	$22.49	$22.99	$23.93

Income from investment operations[a]:

Net investment income[b]	0.41	0.36	0.42	0.41	0.50

Net realized and unrealized gains (losses)	2.49	0.58	3.56	0.24	0.25

Total from investment operations	2.90	0.94	3.98	0.65	0.75

Less distributions from:

Net investment income	(0.52)	(0.51)	(0.53)	(0.55)	(0.63)

Net realized gains	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)

Total distributions	(1.52)	(1.14)	(1.42)	(1.15)	(1.69)

Net asset value, end of year	$26.23	$24.85	$25.05	$22.49	$22.99

Total return	12.50%	3.75%	18.29%	3.05%	3.45%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.09%	1.08%	1.09%	1.11%	1.11%

Expenses net of waiver and payments by affiliates[c]	1.08%	1.07%	1.09% [d]	1.11% [d]	1.11% [d]

Net investment income	1.62%	1.43%	1.79%	1.89%	2.12%

Supplemental data

Net assets, end of year (000’s)	$7,284	$6,750	$7,074	$6,395	$6,265

Portfolio turnover rate	23.23%	28.40%	27.18%	50.05%	34.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$24.91	$25.11	$22.54	$23.01	$23.95

Income from investment operations[a]:

Net investment income[b]	0.54	0.50	0.56	0.43	0.63

Net realized and unrealized gains (losses)	2.50	0.59	3.57	0.37	0.27

Total from investment operations	3.04	1.09	4.13	0.80	0.90

Less distributions from:

Net investment income	(0.66)	(0.66)	(0.67)	(0.67)	(0.78)

Net realized gains	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)

Total distributions	(1.66)	(1.29)	(1.56)	(1.27)	(1.84)

Net asset value, end of year	$26.29	$24.91	$25.11	$22.54	$23.01

Total return	13.12%	4.35%	19.00%	3.72%	4.10%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.53%	0.52%	0.49%	0.49%	2.89%

Expenses net of waiver and payments by affiliates[c]	0.51%	0.50%	0.49% [d]	0.49% [d]	0.48%

Net investment income	2.19%	2.00%	2.39%	2.51%	2.75%

Supplemental data

Net assets, end of year (000’s)	$96,406	$81,171	$12,728	$10,537	$6

Portfolio turnover rate	23.23%	28.40%	27.18%	50.05%	34.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

44	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$24.90	$25.10	$22.53	$23.02	$23.96

Income from investment operations[a]:

Net investment income[b]	0.50	0.46	0.50	0.45	0.60

Net realized and unrealized gains (losses)	2.51	0.60	3.60	0.31	0.27

Total from investment operations	3.01	1.06	4.10	0.76	0.87

Less distributions from:

Net investment income	(0.64)	(0.63)	(0.64)	(0.65)	(0.75)

Net realized gains	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)

Total distributions	(1.64)	(1.26)	(1.53)	(1.25)	(1.81)

Net asset value, end of year	$26.27	$24.90	$25.10	$22.53	$23.02

Total return	13.04%	4.22%	18.88%	3.53%	3.98%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.61%	0.60%	0.61%	0.62%	0.61%

Expenses net of waiver and payments by affiliates[c]	0.60%	0.59%	0.61% [d]	0.62% [d]	0.61% [d]

Net investment income	2.10%	1.91%	2.27%	2.38%	2.62%

Supplemental data

Net assets, end of year (000’s)	$173,739	$109,435	$147,681	$80,422	$34,577

Portfolio turnover rate	23.23%	28.40%	27.18%	50.05%	34.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	45

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2019

Franklin Equity Income Fund

	Country	Shares	Value
Common Stocks 84.8%
Communication Services 5.0%
Comcast Corp., A	United States	860,000	$38,545,200
Rogers Communications Inc., B	Canada	350,000	16,481,500
TELUS Corp.	Canada	470,000	16,725,788
Verizon Communications Inc.	United States	875,000	52,911,250

			124,663,738

Consumer Discretionary 3.6%
Lowe’s Cos. Inc.	United States	151,000	16,853,110
McDonald’s Corp.	United States	180,000	35,406,000
Target Corp.	United States	220,000	23,520,200
Tractor Supply Co.	United States	155,000	14,728,100

			90,507,410

Consumer Staples 11.0%
The Coca-Cola Co.	United States	1,075,000	58,512,250
Nestle SA	Switzerland	190,000	20,285,671
PepsiCo Inc.	United States	415,000	56,925,550
The Procter & Gamble Co.	United States	546,500	68,044,715
Unilever NV, N.Y. shs	United Kingdom	450,000	26,658,000
Walmart Inc.	United States	380,000	44,558,800

			274,984,986

Energy 7.7%
Chevron Corp.	United States	500,000	58,070,000
Exxon Mobil Corp.	United States	455,934	30,807,460
Occidental Petroleum Corp.	United States	537,000	21,748,500
ONEOK Inc.	United States	250,000	17,457,500
Royal Dutch Shell PLC, A, ADR	United Kingdom	600,000	34,782,000
Suncor Energy Inc.	Canada	1,035,000	30,729,150

			193,594,610

Financials 16.2%
Arthur J. Gallagher & Co.	United States	210,000	19,156,200
Bank of America Corp.	United States	1,679,708	52,524,469
BB&T Corp.	United States	1,050,000	55,702,500
BlackRock Inc.	United States	39,500	18,237,150
JPMorgan Chase & Co.	United States	866,000	108,180,720
MetLife Inc.	United States	810,000	37,899,900
Morgan Stanley	United States	1,225,000	56,411,250
U.S. Bancorp	United States	555,000	31,646,100
Wells Fargo & Co.	United States	525,000	27,105,750

			406,864,039

Health Care 10.9%
Baxter International Inc.	United States	380,000	29,146,000
Eli Lilly & Co.	United States	55,000	6,267,250
HCA Holdings Inc.	United States	120,000	16,024,800
Johnson & Johnson.	United States	400,000	52,816,000
Medtronic PLC	United States	455,000	49,549,500
Merck & Co. Inc.	United States	455,000	39,430,300

46	Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Health Care (continued)
Pfizer Inc.	United States	1,184,300	$45,441,591
UnitedHealth Group Inc.	United States	140,500	35,504,350

			274,179,791

Industrials 11.4%
3M Co.	United States	167,500	27,635,825
Emerson Electric Co.	United States	381,000	26,727,150
Illinois Tool Works Inc.	United States	82,500	13,907,850
Lockheed Martin Corp.	United States	95,000	35,784,600
Norfolk Southern Corp.	United States	216,000	39,312,000
Raytheon Co.	United States	215,000	45,625,150
Republic Services Inc.	United States	498,500	43,623,735
Stanley Black & Decker Inc.	United States	95,780	14,494,388
United Technologies Corp.	United States	260,000	37,330,800

			284,441,498

Information Technology 8.8%
Analog Devices Inc.	United States	176,000	18,766,880
Apple Inc.	United States	130,000	32,338,800
Cisco Systems Inc.	United States	629,233	29,894,860
Intel Corp.	United States	328,402	18,564,565
Microsoft Corp.	United States	500,000	71,685,000
Oracle Corp.	United States	340,000	18,526,600
Texas Instruments Inc.	United States	250,000	29,497,500

			219,274,205

Materials 1.3%
BASF SE	Germany	87,500	6,658,481
Dow Inc.	United States	160,000	8,078,400
DuPont de Nemours Inc.	United States	138,333	9,117,528
International Paper Co.	United States	175,000	7,644,000

			31,498,409

Real Estate 2.8%
Equity Residential	United States	300,000	26,598,000
Host Hotels & Resorts Inc.	United States	1,525,000	24,994,750
Prologis Inc.	United States	215,000	18,868,400

			70,461,150

Utilities 6.1%
Duke Energy Corp.	United States	500,000	47,130,000
NextEra Energy Inc.	United States	255,300	60,848,202
Xcel Energy Inc.	United States	723,500	45,949,485

			153,927,687

Total Common Stocks (Cost $1,443,490,738)			2,124,397,523

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)

	Country	Shares	Value
[a]Equity-Linked Securities 9.0%
Consumer Discretionary 3.5%
[b]Citigroup Global Markets Holdings Inc. into Amazon.com Inc., 6.50%, 144A	United States	17,500	$31,075,144
[b]JPMorgan Chase Bank NA into The TJX Cos. Inc., 5.50%, 144A	United States	326,000	18,574,196
[b]Royal Bank of Canada into Lowe’s Cos. Inc., 7.00%, 144A	United States	115,000	12,815,029
[b]Wells Fargo Bank National Assn. into Dollar General Corp., 6.50%, 144A	United States	205,000	25,299,758

			87,764,127

Energy 0.6%
[b]Citigroup Global Markets Holdings Inc. into Occidental Petroleum Corp., 8.00%, 144A	United States	250,000	14,404,227

Financials 1.8%
[b]Credit Suisse AG into Bank of America Corp., 7.00%, 144A	United States	850,000	26,266,131
[b]Goldman Sachs International into The Charles Schwab Corp., 7.00%, 144A	United States	436,000	17,951,764

			44,217,895

Health Care 0.7%
[b]Goldman Sachs International into HCA Holdings Inc., 6.00%, 144A	United States	140,200	18,980,648

Information Technology 2.4%
[b]Barclays Bank PLC into Broadcom Inc., 10.00%, 144A	United States	67,000	19,913,683
[b]Barclays Bank PLC into Microsoft Corp., 6.50%, 144A	United States	110,000	15,593,932
[b]Goldman Sachs International into Intel Corp., 8.00%, 144A	United States	230,000	12,650,636
[b]Merrill Lynch International & Co. CV into Cisco System Inc., 7.00%, 144A	United States	225,000	10,952,125

			59,110,376

Total Equity-Linked Securities (Cost $212,583,202)			224,477,273

Convertible Preferred Stocks 3.6%

Health Care 1.7%
Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	700,000	43,176,000

Industrials 0.5%
Fortive Corp., 5.00%, cvt. pfd., A	United States	13,250	11,932,287

Information Technology 0.5%
Broadcom Inc., 8.00%, cvt. pfd., A	United States	12,400	13,429,448

Utilities 0.9%
Aqua America Inc., 6.00%, cvt. pfd.	United States	370,000	22,292,500

Total Convertible Preferred Stocks (Cost $84,719,755)			90,830,235

Total Investments before Short Term Investments (Cost $1,740,793,695)			2,439,705,031

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)

	Country	Shares	Value

Short Term Investments (Cost $69,588,667) 2.8%

Money Market Funds 2.8%
[c,d]Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	69,588,667	$69,588,667

Total Investments (Cost $1,810,382,362) 100.2%			2,509,293,698
Other Assets, less Liabilities (0.2)%			(5,221,897)

Net Assets 100.0%			$2,504,071,801

See Abbreviations on page 91.

aSee Note 1(e) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $224,477,273, representing 9.0% of net assets.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Managed Income Fund

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.89	$12.36	$11.65	$11.40	$11.86

Income from investment operations[a]:

Net investment income[b]	0.29	0.27	0.33	0.30	0.30

Net realized and unrealized gains (losses)	1.17	(0.16)	0.91	0.31	(0.24)

Total from investment operations	1.46	0.11	1.24	0.61	0.06

Less distributions from:

Net investment income	(0.41)	(0.38)	(0.36)	(0.36)	(0.36)

Net realized gains	(0.14)	(0.20)	(0.17)	(—)[c]	(0.16)

Total distributions	(0.55)	(0.58)	(0.53)	(0.36)	(0.52)

Net asset value, end of year	$12.80	$11.89	$12.36	$11.65	$11.40

Total return[d]	12.64%	0.89%	10.88%	5.54%	0.51%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.96%	1.02%	1.02%	1.02%	1.06%

Expenses net of waiver and payments by affiliates[e]	0.94%	1.01%	1.00%	1.01%	1.06% [f]

Net investment income	2.36%	2.22%	2.72%	2.62%	2.56%

Supplemental data

Net assets, end of year (000’s)	$2,966,899	$2,586,246	$2,646,599	$2,532,459	$2,371,133

Portfolio turnover rate	53.02%	63.64%	34.99%	46.03%	69.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.78	$12.25	$11.55	$11.31	$11.77

Income from investment operations[a]:

Net investment income[b]	0.20	0.19	0.24	0.21	0.21

Net realized and unrealized gains (losses)	1.15	(0.17)	0.90	0.31	(0.23)

Total from investment operations	1.35	0.02	1.14	0.52	(0.02)

Less distributions from:

Net investment income	(0.32)	(0.29)	(0.27)	(0.28)	(0.28)

Net realized gains	(0.14)	(0.20)	(0.17)	(—)[c]	(0.16)

Total distributions	(0.46)	(0.49)	(0.44)	(0.28)	(0.44)

Net asset value, end of year	$12.67	$11.78	$12.25	$11.55	$11.31

Total return[d]	11.79%	0.14%	10.06%	4.73%	(0.20)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.71%	1.76%	1.77%	1.77%	1.77%

Expenses net of waiver and payments by affiliates[e]	1.69%	1.75%	1.75%	1.76%	1.77% [f]

Net investment income	1.61%	1.48%	1.97%	1.87%	1.85%

Supplemental data

Net assets, end of year (000’s)	$491,751	$493,762	$633,108	$630,110	$563,419

Portfolio turnover rate	53.02%	63.64%	34.99%	46.03%	69.23%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.92	$12.39	$11.67	$11.42	$11.89

Income from investment operations[a]:

Net investment income[b]	0.26	0.26	0.30	0.27	0.27

Net realized and unrealized gains (losses)	1.18	(0.18)	0.92	0.32	(0.24)

Total from investment operations	1.44	0.08	1.22	0.59	0.03

Less distributions from:

Net investment income	(0.38)	(0.35)	(0.33)	(0.34)	(0.34)

Net realized gains	(0.14)	(0.20)	(0.17)	(—)[c]	(0.16)

Total distributions	(0.52)	(0.55)	(0.50)	(0.34)	(0.50)

Net asset value, end of year	$12.84	$11.92	$12.39	$11.67	$11.42

Total return	12.43%	0.63%	10.66%	5.28%	0.21%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.21%	1.27%	1.27%	1.27%	1.27%

Expenses net of waiver and payments by affiliates[d]	1.19%	1.26%	1.25%	1.26%	1.27% [e]

Net investment income	2.11%	1.97%	2.47%	2.37%	2.35%

Supplemental data

Net assets, end of year (000’s)	$4,081	$3,371	$4,763	$4,482	$4,699

Portfolio turnover rate	53.02%	63.64%	34.99%	46.03%	69.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.93	$12.39	$11.67	$11.42	$11.89

Income from investment operations[a]:

Net investment income[b]	0.33	0.31	0.41	0.34	0.35

Net realized and unrealized gains (losses)	1.18	(0.14)	0.88	0.31	(0.25)

Total from investment operations	1.51	0.17	1.29	0.65	0.10

Less distributions from:

Net investment income	(0.45)	(0.43)	(0.40)	(0.40)	(0.41)

Net realized gains	(0.14)	(0.20)	(0.17)	(—)[c]	(0.16)

Total distributions	(0.59)	(0.63)	(0.57)	(0.40)	(0.57)

Net asset value, end of year	$12.85	$11.93	$12.39	$11.67	$11.42

Total return	13.14%	1.23%	11.33%	5.90%	0.81%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.63%	0.68%	0.71%	0.73%	0.70%

Expenses net of waiver and payments by affiliates[d]	0.61%	0.66%	0.64%	0.66%	0.67%

Net investment income	2.69%	2.56%	3.08%	2.97%	2.95%

Supplemental data

Net assets, end of year (000’s)	$159,877	$138,923	$342	$233	$221

Portfolio turnover rate	53.02%	63.64%	34.99%	46.03%	69.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.92	$12.39	$11.67	$11.42	$11.88

Income from investment operations[a]:

Net investment income[b]	0.32	0.30	0.35	0.29	0.33

Net realized and unrealized gains (losses)	1.18	(0.16)	0.93	0.35	(0.24)

Total from investment operations	1.50	0.14	1.28	0.64	0.09

Less distributions from:

Net investment income	(0.44)	(0.41)	(0.39)	(0.39)	(0.39)

Net realized gains	(0.14)	(0.20)	(0.17)	(—)[c]	(0.16)

Total distributions	(0.58)	(0.61)	(0.56)	(0.39)	(0.55)

Net asset value, end of year	$12.84	$11.92	$12.39	$11.67	$11.42

Total return	12.96%	1.14%	11.21%	5.79%	0.81%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.71%	0.77%	0.77%	0.77%	0.77%

Expenses net of waiver and payments by affiliates[d]	0.69%	0.76%	0.75%	0.76%	0.77% [e]

Net investment income	2.61%	2.47%	2.97%	2.87%	2.85%

Supplemental data

Net assets, end of year (000’s)	$180,882	$124,265	$243,674	$138,111	$54,881

Portfolio turnover rate	53.02%	63.64%	34.99%	46.03%	69.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

54	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2019

Franklin Managed Income Fund

	Country	Shares	Value
Common Stocks 32.6%
Communication Services 2.9%
[a]AT&T Inc.	United States	1,000,000	$38,490,000
Verizon Communications Inc.	United States	850,000	51,399,500
Vodafone Group PLC	United Kingdom	10,000,000	20,390,384

			110,279,884

Consumer Discretionary 0.6%
Ford Motor Co.	United States	2,500,000	21,475,000

Consumer Staples 3.0%
[a]The Coca-Cola Co.	United States	650,200	35,390,386
Nestle SA	Switzerland	500,000	53,250,000
[a]PepsiCo Inc.	United States	187,200	25,678,224

			114,318,610

Energy 3.5%
Chevron Corp.	United States	400,000	46,456,000
Exxon Mobil Corp.	United States	550,000	37,163,500
Occidental Petroleum Corp.	United States	450,000	18,225,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	545,000	31,593,650

			133,438,150

Financials 6.3%
Bank of America Corp.	United States	1,496,715	46,802,278
Barclays PLC	United Kingdom	5,000,000	10,868,826
JPMorgan Chase & Co.	United States	500,000	62,460,000
Morgan Stanley	United States	875,000	40,293,750
The Toronto-Dominion Bank	Canada	415,000	23,684,050
Wells Fargo & Co.	United States	1,100,000	56,793,000

			240,901,904

Health Care 6.9%
AbbVie Inc.	United States	500,000	39,775,000
AstraZeneca PLC, ADR	United Kingdom	1,100,000	53,933,000
[a]Bristol-Myers Squibb Co.	United States	1,000,000	57,370,000
[a]CVS Health Corp.	United States	470,000	31,203,300
Johnson & Johnson	United States	280,000	36,971,200
Pfizer Inc.	United States	1,150,000	44,125,500

			263,378,000

Industrials 4.0%
[a]3M Co.	United States	200,000	32,998,000
[a]General Dynamics Corp.	United States	150,000	26,520,000
[a]Northrop Grumman Corp.	United States	105,000	37,010,400
Raytheon Co.	United States	260,000	55,174,600

			151,703,000

Information Technology 3.3%
[a]Analog Devices Inc.	United States	350,000	37,320,500
[a]Intel Corp.	United States	685,000	38,723,050
[a]International Business Machines Corp.	United States	200,000	26,746,000

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Managed Income Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Information Technology (continued)
[a]Texas Instruments Inc.	United States	197,000	$23,244,030

			126,033,580

Real Estate 0.7%
Host Hotels & Resorts Inc.	United States	1,500,000	24,585,000

Utilities 1.4%
Dominion Energy Inc.	United States	528,200	43,602,910
Sempra Energy	United States	59,000	8,526,090

			52,129,000

Total Common Stocks (Cost $950,209,993)			1,238,242,128

Management Investment Companies (Cost $36,607,500) 1.0%
Financials 1.0%
[b]Franklin Liberty U.S. Low Volatility ETF	United States	1,000,000	36,596,800

[c]Equity-Linked Securities 11.7%
Communication Services 0.5%
[d]Goldman Sachs International into Alphabet Inc., 7.00%, A, 144A	United States	15,000	17,945,184

Consumer Discretionary 1.5%
[d]Citigroup Global Markets Holdings Inc. into Amazon.com Inc., 9.00%, 144A	United States	20,000	36,295,601
[d]JPMorgan Chase Bank NA into Target Corp., 9.00%, 144A	United States	190,000	20,453,601

			56,749,202

Financials 0.8%
[d]Barclays Bank PLC into The Charles Schwab Corp., 6.00%, 144A	United States	755,000	31,397,646

Health Care 0.6%
[d]UBS AG London into CVS Health Corp., 8.50%, 144A	United States	350,000	22,621,026

Information Technology 8.3%
[d]Barclays Bank PLC into Broadcom Inc., 10.00%, 144A	United States	130,000	38,638,489
[d]Citigroup Global Markets Holdings Inc. into Cisco Systems Inc., 7.00%, 144A	United States	743,000	36,746,565
[d]JPMorgan Chase Bank NA into Apple Inc., 7.00%, 144A	United States	320,000	70,450,296
[d]Merrill Lynch International & Co. C.V. into Microsoft Corp., 6.00%, 144A	United States	340,000	47,126,840
[d]Royal Bank of Canada into Intel Corp., 8.00%, 144A	United States	800,000	41,268,744
[d]Wells Fargo Bank National Assn. into NVIDIA Corp., 10.00%, 144A	United States	260,000	45,442,056
[d]Wells Fargo Bank National Assn. into Texas Instruments Inc., 7.50%, 144A	United States	300,000	36,051,099

			315,724,089

Total Equity-Linked Securities (Cost $427,086,825)			444,437,147

Convertible Preferred Stocks 1.4%
Information Technology 0.7%
Broadcom Inc., 8.00%, cvt. pfd., A	United States	25,000	27,075,500

Utilities 0.7%
Sempra Energy, 6.00%, cvt. pfd., A	United States	100,000	11,603,000
The Southern Co., 6.75%, cvt. pfd.	United States	280,000	14,884,800

			26,487,800

Total Convertible Preferred Stocks (Cost $49,227,000)			53,563,300

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Managed Income Fund (continued)

	Country	Shares		Value
Preferred Stocks (Cost $15,000,000) 0.4%
Financials 0.4%
JPMorgan Chase & Co., 6.00%, pfd., EE, 6/01/67	United States	600,000		$17,094,000

		Principal Amount	*
Convertible Bonds (Cost $19,132,330) 0.4%
Energy 0.4%
Chesapeake Energy Corp., cvt., senior note, 5.50%, 9/15/26	United States	$27,500,000		15,451,562

Corporate Bonds 34.1%
Communication Services 2.2%
[d]CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 144A, 5.125%, 5/01/27	United States	15,000,000		15,843,750
DISH DBS Corp., senior bond, 5.875%, 7/15/22	United States	12,000,000		12,594,720
[d]Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000		15,656,250
Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000		11,012,500
[d]Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond, first lien, 144A, 4.738%, 9/20/29	United States	25,000,000		26,656,500

				81,763,720

Consumer Discretionary 2.5%
Dollar General Corp., senior bond, 3.875%, 4/15/27	United States	10,000,000		10,780,465
Dollar Tree Inc., senior note, 4.00%, 5/15/25	United States	15,000,000		16,144,305
Ford Motor Credit Co. LLC, senior note, 5.113%, 5/03/29	United States	25,000,000		25,337,057
Las Vegas Sands Corp., senior bond, 3.90%, 8/08/29	United States	10,000,000		10,316,391
NIKE Inc., senior bond, 2.375%, 11/01/26	United States	20,000,000		20,509,756
[d]Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	10,000,000		10,650,000

				93,737,974

Consumer Staples 3.9%
Anheuser-Busch Cos. LLC/InBev Worldwide Inc., senior bond, 4.90%, 2/01/46	Belgium	10,000,000		11,957,338
BAT Capital Corp., senior note, 3.557%, 8/15/27	United Kingdom	15,000,000		15,128,901
The Clorox Co., senior bond, 3.10%, 10/01/27	United States	15,000,000		15,754,066
Costco Wholesale Corp., senior note, 2.75%, 5/18/24	United States	15,000,000		15,583,389
Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	15,000,000		14,961,186
The Procter & Gamble Co., senior note, 2.70%, 2/02/26	United States	25,000,000		26,059,749
Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	15,000,000		16,111,528
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000		12,995,499
Walmart Inc., senior bond, 3.25%, 7/08/29	United States	20,000,000		21,660,133

				150,211,789

Energy 1.8%
[d]Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 144A, 11.00%, 4/15/25	United States	20,000,000		20,200,000
Nabors Industries Inc., senior note, 5.50%, 1/15/23	United States	25,000,000		21,250,000
The Williams Cos. Inc.,
senior note, 3.60%, 3/15/22	United States	15,000,000		15,440,309
senior note, 4.55%, 6/24/24	United States	10,000,000		10,795,844

				67,686,153

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Managed Income Fund (continued)

	Country	Principal Amount	*	Value
Corporate Bonds (continued)
Financials 8.2%
Bank of America Corp.,
senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	$15,000,000		$15,728,517
sub. bond, 4.183%, 11/25/27	United States	10,000,000		10,840,513
Barclays PLC, senior note, 3.65%, 3/16/25	United Kingdom	15,000,000		15,583,875
[e]BB&T Corp., junior sub. bond, 4.80% to 9/01/24, FRN thereafter, Perpetual	United States	25,000,000		25,518,750
BBVA USA, sub. note, 3.875%, 4/10/25	United States	15,000,000		15,830,234
Capital One Financial Corp.,
senior bond, 3.80%, 1/31/28	United States	20,000,000		21,287,652
senior note, 3.75%, 3/09/27	United States	10,000,000		10,630,907
sub. note, 3.75%, 7/28/26	United States	10,000,000		10,570,201
Citigroup Inc., sub. bond, 4.125%, 7/25/28	United States	20,000,000		21,682,040
The Goldman Sachs Group Inc., senior note, 3.50%, 11/16/26	United States	15,000,000		15,652,723
HSBC Holdings PLC, senior note, 4.292% to 9/12/25, FRN thereafter, 9/12/26	United Kingdom	20,000,000		21,671,300
[e,f]JPMorgan Chase & Co., junior sub. bond, V, FRN, 5.419%, (3-month USD LIBOR + 3.32%), Perpetual	United States	15,000,000		15,112,500
[d]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000		7,549,145
Morgan Stanley,
senior note, 3.125%, 1/23/23	United States	20,000,000		20,588,592
senior sub. bond, 4.35%, 9/08/26	United States	15,000,000		16,357,230
Navient Corp., senior note, 6.125%, 3/25/24	United States	15,000,000		15,742,710
[e]PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN thereafter, Perpetual	United States	12,000,000		12,392,640
Prudential Financial Inc., junior sub. bond, 5.70% to 9/15/28, FRN thereafter, 9/15/48	United States	20,000,000		22,728,400
[e]Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	15,000,000		16,625,325

				312,093,254

Health Care 6.9%
Anthem Inc., senior bond, 3.65%, 12/01/27	United States	10,000,000		10,587,127
[d]Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000		6,555,937
senior note, 144A, 5.875%, 5/15/23	United States	3,207,000		3,265,528
senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	10,000,000		10,487,600
[d]Bayer U.S. Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	15,000,000		16,121,202
Biogen Inc., senior note, 3.625%, 9/15/22	United States	10,000,000		10,454,571
[d]Bristol-Myers Squibb Co.,
senior bond, 144A, 3.40%, 7/26/29	United States	10,000,000		10,769,769
senior bond, 144A, 4.25%, 10/26/49	United States	10,000,000		11,730,940
CHS/Community Health Systems Inc.,
[d]senior secured note, 144A, 8.00%, 3/15/26	United States	10,000,000		9,800,000
senior secured note, first lien, 6.25%, 3/31/23	United States	25,000,000		24,453,125
Cigna Corp.,
senior note, 3.75%, 7/15/23	United States	20,000,000		20,978,273
[d]senior note, 144A, 3.40%, 3/01/27	United States	15,000,000		15,488,547
CVS Health Corp.,
senior bond, 5.05%, 3/25/48	United States	15,000,000		17,209,817
senior note, 3.875%, 7/20/25	United States	15,000,000		15,960,801

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STATEMENT OF INVESTMENTS

Franklin Managed Income Fund (continued)

	Country	Principal Amount	*	Value
Corporate Bonds (continued)
Health Care (continued)
Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	$9,700,000		$10,956,230
HCA Inc., senior note, 5.375%, 9/01/26	United States	25,000,000		27,312,500
Mylan Inc., senior bond, 4.55%, 4/15/28	United States	19,000,000		20,384,150
Tenet Healthcare Corp., senior secured note, first lien, 4.625%, 7/15/24	United States	20,000,000		20,650,000

				263,166,117

Industrials 2.1%
[d]Ashtead Capital Inc., secured note, second lien, 144A, 4.125%, 8/15/25	United Kingdom	21,000,000		21,525,000
CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	15,000,000		15,656,625
Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	20,000,000		21,629,718
United Rentals North America Inc., senior note, 4.625%, 10/15/25	United States	20,000,000		20,500,000

				79,311,343

Information Technology 2.2%
[d]CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	20,000,000		16,450,000
[d]Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	18,000,000		18,599,019
Fiserv Inc., senior bond, 4.20%, 10/01/28	United States	20,000,000		22,275,714
Microchip Technology Inc., senior secured note, 4.333%, 6/01/23	United States	15,000,000		15,885,154
Xilinx Inc., senior note, 2.95%, 6/01/24	United States	11,000,000		11,382,101

				84,591,988

Materials 1.4%
DuPont de Nemours Inc., senior note, 4.493%, 11/15/25	United States	20,000,000		22,152,424
Freeport-McMoRan Inc., senior bond, 5.25%, 9/01/29	United States	10,000,000		10,203,000
[d]Syngenta Finance NV, senior note, 144A, 5.182%, 4/24/28	Switzerland	20,000,000		21,213,540

				53,568,964

Real Estate 1.8%
American Tower Corp., senior bond, 3.375%, 10/15/26	United States	15,000,000		15,620,518
Healthpeak Properties Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000		23,288,376
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000		12,958,563
Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000		16,097,773

				67,965,230

Utilities 1.1%
Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	20,000,000		20,847,575
[d]Vistra Operations Co. LLC, senior secured bond, first lien, 144A, 4.30%, 7/15/29	United States	20,000,000		20,806,363

				41,653,938

Total Corporate Bonds (Cost $1,216,976,799)				1,295,750,470

U.S. Government and Agency Securities 8.0%
U.S. Treasury Note,
2.25%, 3/31/20	United States	100,000,000		100,269,531
2.75%, 9/30/20	United States	100,000,000		101,025,391
2.75%, 9/15/21	United States	50,000,000		51,105,469
2.875%, 10/31/23	United States	50,000,000		52,616,211

Total U.S. Government and Agency Securities (Cost $299,823,313)				305,016,602

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STATEMENT OF INVESTMENTS

Franklin Managed Income Fund (continued)

	Country	Principal Amount	*	Value
Mortgage-Backed Securities 1.1%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.1%
FHLMC 30 Year, 4.00%, 10/01/49	United States	$2,234,766		$2,323,952

Federal National Mortgage Association (FNMA) Fixed Rate 0.2%
FNMA 30 Year, 4.00%, 6/01/49	United States	7,027,056		7,304,009

Government National Mortgage Association (GNMA) Fixed Rate 0.8%
GNMA II SF 30 Year, 3.50%, 9/20/49	United States	19,279,789		20,052,933
GNMA II SF 30 Year, 4.00%, 9/20/49	United States	9,789,975		10,257,732

Total Mortgage-Backed Securities (Cost $39,884,902)				39,938,626

	Number of Contracts	Notional Amount	*

Options Purchased 0.4%
Puts - Exchange-Traded
SPDR S&P 500 ETF Trust, December Strike Price $290.00, Expires 12/20/19	10,000	1,000,000		2,410,000
SPDR S&P 500 ETF Trust, June Strike Price $300.00, Expires 6/19/20	10,000	1,000,000		14,200,000

Total Options Purchased (Cost $28,140,769)				16,610,000

Total Investments before Short Term Investments (Cost $3,082,089,431)				3,462,700,635

	Country	Shares

Short Term Investments (Cost $331,668,940) 8.7%

Money Market Funds 8.7%
[b,g]Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	331,668,940		331,668,940

Total Investments (Cost $3,413,758,371) 99.8%				3,794,369,575
Options Written (0.1)%				(5,208,470)
Other Assets, less Liabilities 0.3%				14,329,220

Net Assets 100.0%				$3,803,490,325

	Number of Contracts	Notional Amount

[h]Options Written (0.1)%
Calls - Exchange-Traded
3M Co., January Strike Price $185.00, Expires 1/17/20	2,000	200,000		(104,000)
Analog Devices Inc., December Strike Price $125.00, Expires 12/20/19	3,500	350,000		(105,000)
AT&T Inc., November Strike Price $40.00, Expires 11/15/19	10,000	1,000,000		(60,000)
Bristol-Myers Squibb Co., December Strike Price $55.00, Expires 12/20/19	10,000	1,000,000		(3,320,000)
The Coca-Cola Co., January Strike Price $57.50, Expires 1/17/20	6,500	650,000		(169,000)
CVS Health Corp., November Strike Price $70.00, Expires 11/15/19	3,000	300,000		(165,000)
General Dynamics Corp., January Strike Price $200.00, Expires 1/17/20	1,500	150,000		(52,500)
Intel Corp., January Strike Price $60.00, Expires 1/17/20	6,850	685,000		(548,000)

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Managed Income Fund (continued)

	Number of Contracts	Notional Amount	Value

[h]Options Written (continued)
Calls - Exchange-Traded (continued)
International Business Machines Corp., January Strike Price $155.00, Expires 1/17/20	2,000	200,000	$(22,000)
Northrop Grumman Corp., November Strike Price $400.00, Expires 11/15/19	1,050	105,000	(3,150)
PepsiCo Inc., January Strike Price $145.00, Expires 1/17/20	1,870	187,000	(102,850)
Texas Instruments Inc., November Strike Price $140.00, Expires 11/15/19	1,970	197,000	(1,970)

			(4,653,470)

Puts - Exchange-Traded
General Dynamics Corp., January Strike Price $160.00, Expires 1/17/20	1,000	100,000	(190,000)
SPDR S&P 500 ETF Trust, December Strike Price $250.00, Expires 12/20/19	5,000	500,000	(135,000)
SPDR S&P 500 ETF Trust, December Strike Price $260.00, Expires 12/20/19	5,000	500,000	(230,000)

			(555,000)

Total Options Written (Premiums received $10,367,474)			$(5,208,470)

See Abbreviations on page 91.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aA portion or all of the security is held in connection with written option contracts open at year end.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cSee Note 1(e) regarding equity-linked securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $723,806,237, representing 19.0% of net assets.

ePerpetual security with no stated maturity date.

fThe coupon rate shown represents the rate at period end.

gThe rate shown is the annualized seven-day effective yield at period end.

hSee Note 1(d) regarding written options.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Real Return Fund

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.75	$10.14	$10.09	$9.92	$10.66

Income from investment operations[a]:

Net investment income[b]	0.16	0.19	0.17	0.12	0.05

Net realized and unrealized gains (losses)	0.11	(0.25)	0.01	0.15	(0.72)

Total from investment operations	0.27	(0.06)	0.18	0.27	(0.67)

Less distributions from:

Net investment income	(0.14)	(0.33)	(0.13)	(0.09)	(0.07)

Tax return of capital	—	—	—	(0.01)	—

Total distributions	(0.14)	(0.33)	(0.13)	(0.10)	(0.07)

Net asset value, end of year	$9.88	$9.75	$10.14	$10.09	$9.92

Total return[c]	2.80%	(0.69)%	1.77%	2.77%	(6.32)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.17%	1.16%	1.17%	1.12%	1.10%

Expenses net of waiver and payments by affiliates[d]	0.87%	0.90%	0.90%	0.90%	0.90%

Net investment income	1.66%	1.92%	1.69%	1.18%	0.43%

Supplemental data

Net assets, end of year (000’s)	$113,358	$132,772	$146,866	$161,541	$185,743

Portfolio turnover rate	35.41%	27.83%	32.44%	31.82%	26.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.64	$10.03	$10.00	$9.82	$10.59

Income from investment operations[a]:

Net investment income[b]	0.12	0.15	0.13	0.08	— [c]

Net realized and unrealized gains (losses)	0.11	(0.25)	— [c]	0.16	(0.71)

Total from investment operations	0.23	(0.10)	0.13	0.24	(0.71)

Less distributions from:

Net investment income	(0.10)	(0.29)	(0.10)	(0.05)	(0.06)

Tax return of capital	—	—	—	(0.01)	—

Total distributions	(0.10)	(0.29)	(0.10)	(0.06)	(0.06)

Net asset value, end of year	$9.77	$9.64	$10.03	$10.00	$9.82

Total return[d]	2.44%	(1.06)%	1.30%	2.44%	(6.70)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.57%	1.56%	1.57%	1.52%	1.50%

Expenses net of waiver and payments by affiliates[e]	1.27%	1.30%	1.30%	1.30%	1.30%

Net investment income	1.26%	1.52%	1.29%	0.78%	0.04%

Supplemental data

Net assets, end of year (000’s)	$17,344	$24,685	$33,844	$39,568	$48,084

Portfolio turnover rate	35.41%	27.83%	32.44%	31.82%	26.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.81	$10.19	$10.15	$9.98	$10.68

Income from investment operations[a]:

Net investment income[b]	0.21	0.22	0.22	0.16	0.10

Net realized and unrealized gains (losses)	0.11	(0.24)	(0.01)	0.16	(0.72)

Total from investment operations	0.32	(0.02)	0.21	0.32	(0.62)

Less distributions from:

Net investment income	(0.18)	(0.36)	(0.17)	(0.14)	(0.08)

Tax return of capital	—	—	—	(0.01)	—

Total distributions	(0.18)	(0.36)	(0.17)	(0.15)	(0.08)

Net asset value, end of year	$9.95	$9.81	$10.19	$10.15	$9.98

Total return	3.26%	(0.21)%	2.09%	3.25%	(5.87)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.80%	0.81%	0.72%	0.71%	0.71%

Expenses net of waiver and payments by affiliates[c]	0.46%	0.49%	0.49%	0.50%	0.50%

Net investment income	2.07%	2.33%	2.11%	1.58%	0.83%

Supplemental data

Net assets, end of year (000’s)	$11,940	$14,475	$5,727	$5,326	$1,730

Portfolio turnover rate	35.41%	27.83%	32.44%	31.82%	26.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.79	$10.18	$10.13	$9.96	$10.68

Income from investment operations[a]:

Net investment income[b]	0.18	0.23	0.20	0.14	0.05

Net realized and unrealized gains (losses)	0.12	(0.27)	— [c]	0.16	(0.70)

Total from investment operations	0.30	(0.04)	0.20	0.30	(0.65)

Less distributions from:

Net investment income	(0.16)	(0.35)	(0.15)	(0.12)	(0.07)

Tax return of capital	—	—	—	(0.01)	—

Total distributions	(0.16)	(0.35)	(0.15)	(0.13)	(0.07)

Net asset value, end of year	$9.93	$9.79	$10.18	$10.13	$9.96

Total return	3.12%	(0.47)%	2.03%	3.04%	(6.08)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.92%	0.91%	0.92%	0.87%	0.85%

Expenses net of waiver and payments by affiliates[d]	0.62%	0.65%	0.65%	0.65%	0.65%

Net investment income	1.91%	2.17%	1.94%	1.43%	0.68%

Supplemental data

Net assets, end of year (000’s)	$9,603	$19,703	$40,077	$35,215	$37,758

Portfolio turnover rate	35.41%	27.83%	32.44%	31.82%	26.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2019

Franklin Real Return Fund

	Country	Shares	Value
Common Stocks 10.5%
Energy 5.3%
Canadian Natural Resources Ltd.	Canada	33,700	$849,914
Chevron Corp.	United States	13,700	1,591,117
Exxon Mobil Corp.	United States	15,277	1,032,267
Halliburton Co.	United States	33,300	641,025
Noble Energy Inc.	United States	27,400	527,724
Occidental Petroleum Corp.	United States	25,153	1,018,696
Pioneer Natural Resources Co.	United States	4,700	578,194
Royal Dutch Shell PLC, A, ADR	United Kingdom	19,800	1,147,806
Schlumberger Ltd.	United States	20,850	681,587

			8,068,330

Materials 5.2%
BHP Group PLC, ADR.	United Kingdom	32,700	1,387,134
Corteva Inc.	United States	8,866	233,885
Dow Inc.	United States	8,866	447,644
DuPont de Nemours Inc.	United States	8,866	584,358
Freeport-McMoRan Inc.	United States	53,046	520,912
Newmont Goldcorp Corp.	United States	33,324	1,323,963
Nucor Corp.	United States	21,000	1,130,850
Nutrien Ltd.	Canada	19,624	937,831
Rio Tinto PLC, ADR	Australia	27,700	1,440,677

			8,007,254

Total Common Stocks (Cost $18,038,585)			16,075,584

Management Investment Companies 10.6%

Diversified Financials 10.6%
iShares Global Infrastructure ETF	United States	95,000	4,481,150
SPDR Dow Jones REIT ETF	United States	109,700	11,598,581

Total Management Investment Companies (Cost $9,329,164)			16,079,731

		Principal Amount
U.S. Government and Agency Securities 73.8%
[a]U.S. Treasury Note,
Index Linked, 1.375%, 1/15/20	United States	$2,372,837	2,373,023
Index Linked, 0.125%, 4/15/20	United States	10,407,797	10,352,913
Index Linked, 1.25%, 7/15/20	United States	9,411,304	9,480,970
Index Linked, 0.125%, 4/15/21	United States	12,556,919	12,462,468
Index Linked, 0.625%, 7/15/21	United States	7,171,403	7,220,665
Index Linked, 0.125%, 1/15/22	United States	7,027,919	6,982,785
Index Linked, 0.125%, 4/15/22	United States	22,153,889	21,984,532
Index Linked, 0.125%, 7/15/22	United States	6,917,034	6,906,978
Index Linked, 0.125%, 1/15/23	United States	7,002,443	6,962,353
Index Linked, 0.625%, 1/15/24	United States	8,246,618	8,384,557
Index Linked, 0.125%, 7/15/24	United States	8,643,935	8,652,552

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)

	Country	Principal Amount	Value
U.S. Government and Agency Securities (continued)

[a]U.S. Treasury Note, (continued)
Index Linked, 0.25%, 1/15/25	United States	$10,506,964	$10,544,101

Total U.S. Government and Agency Securities (Cost $111,798,437)			112,307,897

Total Investments before Short Term Investments (Cost $139,166,186)			144,463,212

Short Term Investments (Cost $7,981,406) 5.2%

Repurchase Agreements 5.2%
[b]Joint Repurchase Agreement, 1.722%, 11/01/19 (Maturity Value $7,981,787)
BNP Paribas Securities Corp. (Maturity Value $5,650,068)
Deutsche Bank Securities Inc. (Maturity Value $1,390,028)
HSBC Securities (USA) Inc. (Maturity Value $941,691)
Collateralized by U.S. Government Agency Securities, 5.00%, 10/20/48; [c]U.S. Treasury Bills, 12/03/19 - 12/10/19; and U.S. Treasury Notes, 1.625% - 1.875%, 3/15/20 - 4/30/22 (valued at $8,141,182)	United States	7,981,406	7,981,406

Total Investments (Cost $147,147,592) 100.1%			152,444,618

Other Assets, less Liabilities (0.1)%			(199,613)

Net Assets 100.0%			$152,245,005

See Abbreviations on page 91.

aPrincipal amount of security is adjusted for inflation. See Note 1(h).

bSee Note 1(c) regarding joint repurchase agreement.

cThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

October 31, 2019

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,399,475,988	$1,740,793,695	$3,045,481,931	$139,166,186
Cost - Controlled affiliates (Note 3f)	—	—	36,607,500	—
Cost - Non-controlled affiliates (Note 3f)	89,909,657	69,588,667	331,668,940	—
Cost - Unaffiliated repurchase agreements	—	—	—	7,981,406

Value - Unaffiliated issuers	$3,797,090,441	$2,439,705,031	$3,426,103,835	$144,463,212
Value - Controlled affiliates (Note 3f)	—	—	36,596,800	—
Value - Non-controlled affiliates (Note 3f)	89,909,657	69,588,667	331,668,940	—
Value - Unaffiliated repurchase agreements	—	—	—	7,981,406
Cash	—	246,660	198,264	—
Foreign currency, at value (cost $—, $—, $— and $79,350, respectively)	—	—	—	79,394
Receivables:
Investment securities sold	—	2,816,052	—	—
Capital shares sold	3,638,604	9,546,681	5,078,641	72,199
Dividends and interest	13,902,899	2,906,937	18,334,843	119,527
European Union tax reclaims	—	63,855	88,846	—
Other assets	1,146	696	1,094	59

Total assets	3,904,542,747	2,524,874,579	3,818,071,263	152,715,797

Liabilities:
Payables:
Investment securities purchased	40,000,000	15,907,741	—	—
Capital shares redeemed	4,408,392	2,746,900	5,889,578	294,488
Management fees	1,441,185	944,252	1,688,256	34,081
Distribution fees	469,907	598,035	1,040,713	34,067
Transfer agent fees	788,114	452,098	527,704	31,452
Professional fees	59,991	46,683	65,697	43,771
Options written, at value (premiums received $—, $—, $10,367,474 and $—, respectively)	—	—	5,208,470	—
Accrued expenses and other liabilities	145,574	107,069	160,520	32,933

Total liabilities	47,313,163	20,802,778	14,580,938	470,792

Net assets, at value	$3,857,229,584	$2,504,071,801	$3,803,490,325	$152,245,005

Net assets consist of:
Paid-in capital	$3,202,104,249	$1,725,963,367	$3,279,222,498	$178,348,018
Total distributable earnings (loss)	655,125,335	778,108,434	524,267,827	(26,103,013)

Net assets, at value	$3,857,229,584	$2,504,071,801	$3,803,490,325	$152,245,005

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

October 31, 2019

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund
Class A:
Net assets, at value	$1,169,927,961	$2,017,910,044	$2,966,899,403	$113,358,267

Shares outstanding	52,866,205	76,937,970	231,730,378	11,470,554

Net asset value per share[a]	$22.13	$26.23	$12.80	$9.88

Maximum offering price per share (net asset value per share ÷ 94.50%, 94.50%, 94.50% and 96.25%, respectively)	$23.42	$27.76	$13.54	$10.26

Class C:
Net assets, at value	$256,075,132	$208,733,838	$491,751,432	$17,343,564

Shares outstanding	11,762,976	8,026,169	38,799,229	1,774,815

Net asset value and maximum offering price per share[a]	$21.77	$26.01	$12.67	$9.77

Class R:
Net assets, at value		$7,283,663	$4,080,893

Shares outstanding		277,670	317,855

Net asset value and maximum offering price per share		$26.23	$12.84
Class R6:
Net assets, at value	$51,791,422	$96,405,674	$159,877,086	$11,940,061

Shares outstanding	2,324,951	3,667,530	12,446,592	1,200,116

Net asset value and maximum offering price per share	$22.28	$26.29	$12.85	$9.95

Advisor Class:

Net assets, at value	$2,379,435,069	$173,738,582	$180,881,511	$9,603,113

Shares outstanding	107,480,292	6,612,377	14,091,775	967,277

Net asset value and maximum offering price per share	$22.14	$26.27	$12.84	$9.93

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended October 31, 2019

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 30,577,922	$61,578,114	$ 46,774,308	$ 1,341,185
Non-controlled affiliates (Note 3f)	2,673,614	777,035	3,230,705	504,877
Interest:
Unaffiliated issuers:
Inflation principal adjustments	—	—	—	2,192,434
Paid in cash	35,958,229	—	68,056,004	435,226
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	—	—	785	—
Non-controlled affiliates (Note 3f)	—	—	993	—

Total investment income	69,209,765	62,355,149	118,062,795	4,473,722

Expenses:
Management fees (Note 3a)	17,556,232	10,703,178	20,531,667	1,104,670
Distribution fees: (Note 3c)
Class A	2,945,158	4,658,795	6,907,412	315,511
Class C	2,872,849	2,063,809	5,009,434	138,196
Class R	—	34,218	19,506	—
Transfer agent fees: (Note 3e)
Class A	1,464,936	2,314,350	2,952,360	226,974
Class C	356,647	255,959	535,141	38,215
Class R	—	8,862	4,174	—
Class R6	34,909	33,906	47,534	8,022
Advisor Class	2,874,274	175,784	168,649	27,758
Custodian fees (Note 4)	31,743	26,759	42,192	2,173
Reports to shareholders	315,259	176,028	235,529	32,523
Registration and filing fees	186,919	175,396	179,452	70,677
Professional fees	76,072	75,249	166,015	59,111
Trustees’ fees and expenses	44,034	25,575	39,520	2,153
Other	69,778	50,089	86,042	31,187

Total expenses	28,828,810	20,777,957	36,924,627	2,057,170
Expense reductions (Note 4)	(14,034)	(4,641)	(49,298)	(755)
Expenses waived/paid by affiliates (Note 3f and 3g)	(499,886)	(149,239)	(557,058)	(526,810)

Net expenses	28,314,890	20,624,077	36,318,271	1,529,605

Net investment income	40,894,875	41,731,072	81,744,524	2,944,117

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	324,390,042	91,531,662	208,129,556	(2,559,436)
Controlled affiliates (Note 3f)	—	—	(8,591,145)	—
Non-controlled affiliates (Note 3f)	—	—	—	(1,271,716)
Written options	—	—	10,555,397	—
Foreign currency transactions	—	3,840	(292,105)	(1,484)
Capital gain distributions from management investment companies:
Controlled affiliates (Note 3f)	—	—	4,386,856	—

Net realized gain (loss)	324,390,042	91,535,502	214,188,559	(3,832,636)

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FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended October 31, 2019

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	$115,337,070	$146,775,826	$124,502,934	$5,850,394
Controlled affiliates (Note 3f)	—	—	3,643,550	—
Non-controlled affiliates (Note 3f)	—	—	—	191,492
Translation of other assets and liabilities denominated in foreign currencies	—	13,072	3,087	285
Written options	—	—	3,141,875	—

Net change in unrealized appreciation (depreciation)	115,337,070	146,788,898	131,291,446	6,042,171

Net realized and unrealized gain (loss)	439,727,112	238,324,400	345,480,005	2,209,535

Net increase (decrease) in net assets resulting from operations	$480,621,987	$280,055,472	$427,224,529	$5,153,652

*Foreign taxes withheld on dividends	$—	$1,071,552	$1,146,364	$19,652

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Convertible Securities Fund		Franklin Equity Income Fund

	Year Ended October 31,		Year Ended October 31,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$40,894,875	$25,909,414	$41,731,072	$35,094,167
Net realized gain (loss)	324,390,042	245,578,005	91,535,502	106,911,824
Net change in unrealized appreciation (depreciation)	115,337,070	(102,999,826)	146,788,898	(57,133,702)

Net increase (decrease) in net assets resulting from operations	480,621,987	168,487,593	280,055,472	84,872,289

Distributions to shareholders:
Class A	(66,139,328)	(63,608,374)	(113,557,485)	(82,499,588)
Class C	(14,733,353)	(21,106,601)	(11,317,759)	(10,790,019)
Class R	—	—	(419,288)	(315,650)
Class R6	(3,516,561)	(2,162,200)	(5,532,461)	(3,914,155)
Advisor Class	(131,568,983)	(124,290,867)	(8,002,666)	(4,738,259)

Total distributions to shareholders	(215,958,225)	(211,168,042)	(138,829,659)	(102,257,671)

Capital share transactions: (Note 2)
Class A	(66,639,987)	344,731,206	152,902,721	13,100,601
Class C	(64,918,362)	(1,890,826)	(7,886,644)	(61,548,993)
Class R	—	—	93,237	(272,949)
Class R6	(9,724,781)	35,475,394	9,835,991	69,294,512
Advisor Class	32,971,457	681,304,202	53,962,771	(37,318,550)

Total capital share transactions	(108,311,673)	1,059,619,976	208,908,076	(16,745,379)

Net increase (decrease) in net assets	156,352,089	1,016,939,527	350,133,889	(34,130,761)
Net assets:
Beginning of year	3,700,877,495	2,683,937,968	2,153,937,912	2,188,068,673

End of year	$3,857,229,584	$3,700,877,495	$2,504,071,801	$2,153,937,912

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Managed Income Fund		Franklin Real Return Fund

	Year Ended October 31,		Year Ended October 31,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$81,744,524	$73,691,923	$2,944,117	$3,896,092
Net realized gain (loss)	214,188,559	38,766,320	(3,832,636)	4,314,310
Net change in unrealized appreciation (depreciation)	131,291,446	(83,381,646)	6,042,171	(9,287,071)

Net increase (decrease) in net assets resulting from operations	427,224,529	29,076,597	5,153,652	(1,076,669)

Distributions to shareholders:
Class A	(122,327,719)	(124,779,231)	(1,815,361)	(4,501,773)
Class C	(19,053,022)	(24,853,963)	(229,717)	(905,045)
Class R	(160,782)	(205,981)	—	—
Class R6	(6,990,241)	(6,906,404)	(247,375)	(372,274)
Advisor Class	(7,106,607)	(6,100,753)	(254,048)	(829,402)

Total distributions to shareholders	(155,638,371)	(162,846,332)	(2,546,501)	(6,608,494)

Capital share transactions: (Note 2)
Class A	170,733,085	40,700,401	(21,240,102)	(8,760,975)
Class C	(39,706,617)	(116,913,479)	(7,647,853)	(8,013,165)
Class R	422,350	(1,229,264)	—	—
Class R6	9,808,027	144,466,333	(2,740,402)	9,265,304
Advisor Class	44,080,423	(115,174,213)	(10,368,871)	(19,684,992)

Total capital share transactions	185,337,268	(48,150,222)	(41,997,228)	(27,193,828)

Net increase (decrease) in net assets	456,923,426	(181,919,957)	(39,390,077)	(34,878,991)
Net assets:
Beginning of year	3,346,566,899	3,528,486,856	191,635,082	226,514,073

End of year	$3,803,490,325	$3,346,566,899	$152,245,005	$191,635,082

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Franklin Convertible Securities Fund was closed to new investors with limited exceptions effective at the close of market on August 29, 2018. Franklin Real Return Fund was closed to new investors with limited exceptions effective at the close of market August 27, 2019.

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Managed Income Fund

Franklin Equity Income Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Convertible Securities Fund

Franklin Real Return Fund

Effective March 1, 2019, Franklin Balanced Fund was renamed Franklin Managed Income Fund.

The following summarizes the Funds’ significant accounting policies.

a.   Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statements of Investments, had been entered into on October 31, 2019.

d. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity volatility risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

e. Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

f. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive

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NOTES TO FINANCIAL STATEMENTS

income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At October 31, 2019, the Funds had no securities on loan.

g. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and capital gain distributions by Underlying Funds are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. The Franklin Managed Income Fund employs a managed distribution policy. Under this policy, the fund will distribute level monthly distributions in any given year regardless of the performance of the fund; however, the twelfth monthly payment may be greater than the initially anticipated amount if additional income or capital gains are required to be distributed. These distributions may include income and capital gains generated by the Fund, as well as a possible return of capital component, if necessary, to meet the annual distribution rate. The annual payout rate may be adjusted higher or lower from year to year in response to market conditions. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect

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1. Organization and Significant Accounting Policies (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Convertible Securities Fund		Franklin Equity Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2019
Shares sold[a]	6,419,478	$138,547,580	12,618,566	$311,210,362
Shares issued in reinvestment of distributions	3,246,558	63,366,459	4,757,293	111,013,154
Shares redeemed	(12,685,094)	(268,554,026)	(10,930,597)	(269,320,795)

Net increase (decrease)	(3,019,058)	$(66,639,987)	6,445,262	$152,902,721

Year ended October 31, 2018
Shares sold[a]	28,565,417	$600,371,738	8,522,436	$215,600,707
Shares issued in reinvestment of distributions	3,028,430	60,507,562	3,204,198	80,643,785
Shares redeemed	(15,150,859)	(316,148,094)	(11,186,923)	(283,143,891)

Net increase (decrease)	16,442,988	$344,731,206	539,711	$13,100,601

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	Franklin Convertible Securities Fund		Franklin Equity Income Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Year ended October 31, 2019
Shares sold	840,031	$17,694,676	1,754,938	$42,669,455
Shares issued in reinvestment of distributions	685,031	13,012,703	476,082	10,958,143
Shares redeemed[a]	(4,516,464)	(95,625,741)	(2,499,030)	(61,514,242)

Net increase (decrease)	(2,991,402)	$(64,918,362)	(268,010)	$(7,886,644)

Year ended October 31, 2018
Shares sold	5,832,864	$120,961,542	1,755,701	$44,156,220
Shares issued in reinvestment of distributions	963,682	18,860,854	419,604	10,474,658
Shares redeemed[a]	(6,928,441)	(141,713,222)	(4,640,390)	(116,179,871)

Net increase (decrease)	(131,895)	$(1,890,826)	(2,465,085)	$(61,548,993)

Class R Shares:
Year ended October 31, 2019
Shares sold			44,565	$1,076,955
Shares issued in reinvestment of distributions			16,690	388,732
Shares redeemed			(55,202)	(1,372,450)

Net increase (decrease)			6,053	$93,237

Year ended October 31, 2018
Shares sold			41,575	$1,049,280
Shares issued in reinvestment of distributions			11,318	284,867
Shares redeemed			(63,625)	(1,607,096)

Net increase (decrease)			(10,732)	$(272,949)

Class R6 Shares:
Year ended October 31, 2019
Shares sold	865,814	$18,678,428	958,941	$23,746,953
Shares issued in reinvestment of distributions	178,341	3,515,052	187,558	4,394,439
Shares redeemed	(1,502,089)	(31,918,261)	(738,112)	(18,305,401)

Net increase (decrease)	(457,934)	$(9,724,781)	408,387	$9,835,991

Year ended October 31, 2018
Shares sold	2,814,780	$59,072,073	3,474,912	$87,644,288
Shares issued in reinvestment of distributions	106,403	2,160,058	126,940	3,202,571
Shares redeemed	(1,242,069)	(25,756,737)	(849,554)	(21,552,347)

Net increase (decrease)	1,679,114	$35,475,394	2,752,298	$69,294,512

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2. Shares of Beneficial Interest (continued)

	Franklin Convertible Securities Fund		Franklin Equity Income Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended October 31, 2019
Shares sold	31,898,944	$682,438,950	3,482,614	$85,115,695
Shares issued in reinvestment of distributions	5,813,623	113,983,447	310,395	7,308,854
Shares redeemed	(36,235,757)	(763,450,940)	(1,575,590)	(38,461,778)

Net increase (decrease)	1,476,810	$32,971,457	2,217,419	$53,962,771

Year ended October 31, 2018
Shares sold	71,119,463	$1,499,743,371	1,666,939	$42,390,161
Shares issued in reinvestment of distributions	5,499,134	109,979,709	167,247	4,221,565
Shares redeemed	(45,190,202)	(928,418,878)	(3,322,517)	(83,930,276)

Net increase (decrease)	31,428,395	$681,304,202	(1,488,331)	$(37,318,550)

[a]May include a portion of Class C shares that were automatically converted to Class A.

	Franklin Managed Income Fund		Franklin Real Return Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2019
Shares sold[a]	39,624,179	$481,294,589	1,958,164	$19,166,723
Shares issued in reinvestment of distributions	9,892,242	119,363,850	181,785	1,782,297
Shares redeemed	(35,313,277)	(429,925,354)	(4,293,664)	(42,189,122)

Net increase (decrease)	14,203,144	$170,733,085	(2,153,715)	$(21,240,102)

Year ended October 31, 2018
Shares sold[a]	31,254,193	$380,495,174	2,394,029	$23,972,212
Shares issued in reinvestment of distributions	9,972,235	121,740,304	437,971	4,406,173
Shares redeemed	(37,826,274)	(461,535,077)	(3,697,499)	(37,139,360)

Net increase (decrease)	3,400,154	$40,700,401	(865,499)	$(8,760,975)

Class C Shares:
Year ended October 31, 2019
Shares sold	6,705,072	$79,963,632	149,775	$1,453,938
Shares issued in reinvestment of distributions	1,528,493	18,200,268	22,954	222,413
Shares redeemed[a]	(11,352,596)	(137,870,517)	(958,563)	(9,324,204)

Net increase (decrease)	(3,119,031)	$(39,706,617)	(785,834)	$(7,647,853)

Year ended October 31, 2018
Shares sold	5,331,825	$64,522,420	384,940	$3,821,041
Shares issued in reinvestment of distributions	1,966,557	23,818,011	88,631	882,650
Shares redeemed[a]	(17,061,942)	(205,253,910)	(1,285,936)	(12,716,856)
Net increase (decrease)	(9,763,560)	$(116,913,479)	(812,365)	$(8,013,165)

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	Franklin Managed Income Fund		Franklin Real Return Fund
	Shares	Amount	Shares	Amount

Class R Shares:
Year ended October 31, 2019
Shares sold	79,143	$961,918
Shares issued in reinvestment of distributions	13,269	160,596
Shares redeemed	(57,333)	(700,164)

Net increase (decrease)	35,079	$422,350

Year ended October 31, 2018
Shares sold	52,561	$644,571
Shares issued in reinvestment of distributions	16,814	205,981
Shares redeemed	(170,975)	(2,079,816)

Net increase (decrease)	(101,600)	$(1,229,264)

Class R6 Shares:
Year ended October 31, 2019
Shares sold	2,981,043	$36,633,670	380,431	$3,758,860
Shares issued in reinvestment of distributions	576,916	6,987,353	18,370	181,182
Shares redeemed	(2,761,099)	(33,812,996)	(674,873)	(6,680,444)

Net increase (decrease)	796,860	$9,808,027	(276,072)	$(2,740,402)

Year ended October 31, 2018
Shares sold	14,240,369	$176,497,963	1,199,559	$12,138,483
Shares issued in reinvestment of distributions	564,301	6,905,816	26,854	271,471
Shares redeemed	(3,182,549)	(38,937,446)	(312,145)	(3,144,650)

Net increase (decrease)	11,622,121	$144,466,333	914,268	$9,265,304

Advisor Class Shares:
Year ended October 31, 2019
Shares sold	6,300,058	$76,396,303	382,594	$3,772,637
Shares issued in reinvestment of distributions	504,313	6,125,151	25,740	253,013
Shares redeemed	(3,140,172)	(38,441,031)	(1,454,147)	(14,394,521)

Net increase (decrease)	3,664,199	$44,080,423	(1,045,813)	$(10,368,871)

Year ended October 31, 2018
Shares sold	3,903,537	$47,754,786	1,354,135	$13,625,198
Shares issued in reinvestment of distributions	413,056	5,051,434	79,839	806,460
Shares redeemed	(13,562,421)	(167,980,433)	(3,358,885)	(34,116,650)

Net increase (decrease)	(9,245,828)	$(115,174,213)	(1,924,911)	$(19,684,992)

aMay include a portion of Class C shares that were automatically converted to Class A.

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3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective March 1, 2019, the Franklin Managed Income Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.620%	Up to and including $250 million
0.595%	Over $250 million, up to and including $500 million
0.570%	Over $500 million, up to and including $1 billion
0.545%	Over $1 billion, up to and including $2.5 billion
0.520%	Over $2.5 billion, up to and including $5 billion
0.495%	Over $5 billion, up to and including $10 billion
0.470%	Over $10 billion, up to and including $15 billion
0.445%	Over $15 billion, up to and including $20 billion
0.420%	In excess of $20 billion

Prior to March 1, 2019, the Franklin Managed Income Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $250 million
0.675%	Over $250 million, up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.625%	Over $1 billion, up to and including $2.5 billion
0.600%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.525%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

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Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the year ended October 31, 2019, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund
0.458%	0.464%	0.574%	0.625%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

Reimbursement Plans:

Class A	0.25%	0.25%	0.35%	0.25%

Compensation Plans:

Class C	1.00%	1.00%	1.00%	0.65%

Class R	—	0.50%	0.50%	—

For Franklin Managed Income Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$68,084	$355,632	$534,845	$2,878
CDSC retained	$48,941	$ 13,576	$ 24,468	$ 790

Effective March 1, 2019, certain front-end sales charges on Class A were lowered for Franklin Real Return Fund. Further details are disclosed in the Funds’ Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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NOTES TO FINANCIAL STATEMENTS

For the year ended October 31, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

Transfer agent fees	$1,306,047	$1,007,964	$1,537,459	$153,149

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended October 31, 2019, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares Held at End of Year	Investment Income
Franklin Convertible Securities Fund

Non-Controlled Affiliates
									Dividends
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$163,242,682	$891,386,105	$(964,719,130)	$—	$—	$89,909,657		89,909,657	$2,673,614

Franklin Equity Income Fund

Non-Controlled Affiliates
									Dividends
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$70,527,817	$440,294,825	$(441,233,975)	$—	$—	$69,588,667		69,588,667	$ 777,035

Franklin Managed Income Fund

Controlled Affiliates
									Dividends

Franklin FTSE Europe Hedged ETF	$32,123,250	$—	$(29,576,550)	$(4,136,075)	$1,589,375	$—	[a]	—	$2,829,290	[b]

Franklin FTSE Japan Hedged ETF	30,808,000	—	(28,417,805)	(4,455,070)	2,064,875	—	[a]	—	1,557,566	[b]

Franklin Liberty U.S. Low Volatility ETF	—	36,607,500	—	—	(10,700)	36,596,800		1,000,000	—
Total Controlled Affiliates	$62,931,250	$36,607,500	$(57,994,355)	$(8,591,145)	$3,643,550	$36,596,800			$4,386,856

Non-Controlled Affiliates
									Dividends
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$126,683,009	$1,656,589,160	$(1,451,603,229)	$—	$—	$331,668,940		331,668,940	$3,230,705

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3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares Held at End of Year	Investment Income

Franklin Managed Income Fund (continued)

Non-Controlled Affiliates (continued)
									Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$—	$582,000	$(582,000)	$—	$—	$—		—	$ 993

Total Non-Controlled Affiliates	$126,683,009	$1,657,171,160	$(1,452,185,229)	$—	$—	$331,668,940			$3,231,698

Total Affiliated Securities	$189,614,259	$1,693,778,660	$(1,510,179,584)	$(8,591,145)	$3,643,550	$368,265,740			$7,618,554

Franklin Real Return Fund

Non-Controlled Affiliates

									Dividends

Franklin Pelagos Commodities, Class R6	$5,808,508	$504,877	$(5,233,161)	$(1,271,716)	$191,492	$—	[a]	—	$ 504,877

aAs of October 31, 2019, no longer held by the fund.

bDividend income includes capital gain distributions received, if any, from underlying funds, and are presented in corresponding line item in the Statement of Operations.

g. Waiver and Expense Reimbursements

Effective March 1, 2019, Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Managed Income Fund so that the expenses (including acquired fund fees and expenses but excluding distribution fees, and certain non-routine expenses or costs such as those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R, Advisor Class and for Class R6 of the Fund do not exceed 0.68% and 0.60% respectively, based on the average net assets of each class until February 29, 2020.

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Real Return Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Advisor Class and for Class R6 of the Fund do not exceed 0.60% and 0.44% respectively, based on the average net assets of each class until February 29, 2020. Prior to March 1, 2019 , expenses (excluding certain fees and expenses as previously disclosed) for Class A, Class C, Advisor Class were limited to 0.65%, and for Class R6 were limited to 0.49% based on the average net assets of each class.

Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

For Franklin Convertible Securities Fund and Franklin Equity Income Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until February 29, 2020.

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h. Interfund Transactions

Franklin Managed Income Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended October 31, 2019, these purchase and sale transactions aggregated $0 and $11,512,500, respectively.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At October 31, 2019, the capital loss carryforwards were as follows:

Franklin Real Return Fund
Capital loss carryforwards not subject to expiration:
Short term	$ 1,105,810
Long term	32,425,869

Total capital loss carryforwards	$33,531,679

The tax character of distributions paid during the years ended October 31, 2019 and 2018, was as follows:

	Franklin Convertible Securities Fund		Franklin Equity Income Fund

	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$120,285,792	$102,614,199	$51,918,486	$48,204,970
Long term capital gain	95,672,433	108,553,843	86,911,173	54,052,701

	$215,958,225	$211,168,042	$138,829,659	$102,257,671

	Franklin Managed Income Fund		Franklin Real Return Fund

	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$115,713,153	$119,167,099	$2,546,501	$6,608,494
Long term capital gain	39,925,218	43,679,233	—	—

	$155,638,371	$162,846,332	$2,546,501	$6,608,494

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NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

At October 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

Cost of investments	$3,520,523,855	$1,813,104,636	$3,406,123,528	$147,437,947

Unrealized appreciation	$492,578,155	$723,630,602	$439,801,226	$9,970,869

Unrealized depreciation	(126,101,912)	(27,441,540)	(56,763,649)	(4,964,198)

Net unrealized appreciation (depreciation)	$366,476,243	$696,189,062	$383,037,577	$5,006,671

Distributable earnings:

Undistributed ordinary income	$99,362,107	$4,704,910	$28,202,842	$2,421,057

Undistributed long term capital gains	189,246,596	72,860,716	116,031,806	—

Total distributable earnings	$288,608,703	$77,565,626	$144,234,648	$2,421,057

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and equity-linked securities.

The Funds except Franklin Real Return Fund, utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2019, were as follows:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund
Purchases	$ 992,595,344	$650,283,553	$1,824,404,562	$58,439,077
Sales	$1,163,763,934	$527,066,700	$1,787,670,583	$96,913,406

7. Credit Risk

At October 31, 2019, Franklin Convertible Securities Fund and Franklin Managed Income Fund had 76.0% and 7.6%, respectively, of their portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information

At October 31, 2019, investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Managed Income Fund
Equity contracts	Investments in securities, at value	$16,610,000	[a]	Options written, at value	$5,208,470

aPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the year ended October 31, 2019, the effect of derivative contracts in the Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Year		Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Franklin Managed Income Fund
Equity contracts	Investments	$54,866,682	[a]	Investments	$(36,050,683)[a]
	Written options	10,555,397		Written options	3,141,875

Totals		$65,422,079			$(32,908,808)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the year ended October 31, 2019, the average month end notional amount of options contracts represented 5,850,300 shares.

See Note 1(d) regarding derivative financial instruments.

9. Upcoming Acquisitions/Reorganization

On July 17, 2019, the Board of Trustees of Franklin Investors Securities Trust approved a proposal to reorganize Franklin Real Return Fund with and into Franklin Total Return Fund, subject to approval by the shareholders of Franklin Real Return Fund.

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of

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NOTES TO FINANCIAL STATEMENTS

10. Credit Facility (continued)

all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2019, the Funds did not use the Global Credit Facility

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of October 31, 2019, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Franklin Convertible Securities Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$780,227,356	$—	$—		$780,227,356
Convertible Bonds	—	3,016,863,085	—		3,016,863,085
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	89,909,657	—	—		89,909,657

Total Investments in Securities	$870,137,013	$3,016,863,085	$—		$3,887,000,098

Franklin Equity Income Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$2,215,227,758	$—	$—		$2,215,227,758
Equity-Linked Securities	—	224,477,273	—		224,477,273
Short Term Investments	69,588,667	—	—		69,588,667

Total Investments in Securities	$2,284,816,425	$224,477,273	$—		$2,509,293,698

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NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total
Franklin Managed Income Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$1,345,496,228	$—	$—	$1,345,496,228
Equity-Linked Securities	—	444,437,147	—	444,437,147
Convertible Bonds	—	15,451,562	—	15,451,562
Corporate Bonds	—	1,295,750,470	—	1,295,750,470
U.S. Government and Agency Securities	—	305,016,602	—	305,016,602
Mortgage-Backed Securities	—	39,938,626	—	39,938,626
Options Purchased	16,610,000	—	—	16,610,000
Short Term Investments	331,668,940	—	—	331,668,940

Total Investments in Securities	$1,693,775,168	$2,100,594,407	$—	$3,794,369,575

Liabilities:
Other Financial Instruments:
Options Written	$5,208,470	$—	$—	$5,208,470

Franklin Real Return Fund
Assets:
Investments in Securities:[a]
Equity Investments	$32,155,315	$—	$—	$32,155,315
U.S. Government and Agency Securities	—	112,307,897	—	112,307,897
Short Term Investments	—	7,981,406	—	7,981,406

Total Investments in Securities	$32,155,315	$120,289,303	$—	$152,444,618

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred, convertible preferred stocks and management investment companies.

cIncludes securities determined to have no value at October 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency		Counterparty

USD	United States Dollar	ADR	American Depositary Receipt
		ETF	Exchange Traded Fund
		FRN	Floating Rate Note
		REIT	Real Estate Investment Trust
		SPDR	S&P Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Investors Securities Trust and Shareholders of Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Managed Income Fund, and Franklin Real Return Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Managed Income Fund, and Franklin Real Return Fund (the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2019:

Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund

$126,072,412	$91,689,606	$49,684,072

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended October 31, 2019:

Franklin Convertible Securities Fund	Franklin Managed Income Fund

$36,701,091	$3,242,808

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2019:

Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

5.53%	99.86%	30.48%	13.10%

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended October 31, 2019:

Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund	Franklin Real Return Fund

$9,723,388	$58,198,638	$43,660,145	$851,654

Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended October 31, 2019:

Franklin Convertible Securities Fund

$17,181,474

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	135	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	114	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	135	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 1998 and Lead Independent Trustee since March 2019	135	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President -Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	147	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1987 and Vice President since 1986	135	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Reema Agarwal (1974) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 41 of the investment companies in Franklin Templeton.

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton (since December 2018).

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	99

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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Annual Report and Shareholder Letter
Franklin Investors Securities Trust
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	FIST1 A 12/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)    Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $448,298 for the fiscal year ended October 31, 2019 and $458,104 for the fiscal year ended October 31, 2018.

(b)    Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)    Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $190,000 for the fiscal year ended October 31, 2019 and $194,500 for the fiscal year ended October 31, 2018. The services for which these fees were paid included tax compliance services related to year end, professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)    All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2019 and $7,209 for the fiscal year ended October 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $160,144 for the fiscal year ended October 31, 2019 and $61,500 for the fiscal year ended October 31, 2018. The services for which these fees were paid included valuation services related to fair value engagement, the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures, benchmarking services in connection with the ICI TA survey, account maintenance project and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $350,144 for the fiscal year ended October 31, 2019 and $263,209 for the fiscal year ended October 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	December 31, 2019

By	S\ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	December 31, 2019